UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05624

Morgan Stanley Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212 - 296-0289

Date of fiscal year end:	December 31, 2013

Date of reporting period:	December 31, 2013

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Insight Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
U.S. Privacy Policy	21
Director and Officer Information	24

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Insight Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

Insight Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Insight Portfolio Class I	$1,000.00	$1,176.70	$1,019.91	$5.76	$5.35	1.05%
Insight Portfolio Class A@	1,000.00	1,174.40	1,018.60	7.18	6.67	1.31
Insight Portfolio Class L	1,000.00	1,171.70	1,015.83	10.18	9.45	1.86

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

@  Effective September 9, 2013, Class H shares were renamed Class A shares.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

Insight Portfolio

The Insight Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 40.20%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Russell 3000® Value Index (the "Index"), which returned 32.69% for the same period. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  U.S. stocks turned in a strong performance for the year ended December 31, 2013. As in 2012, the expectation that accommodative monetary policy by the U.S. Federal Reserve (Fed) would continue for some time helped drive the prices of risky assets including stocks higher in 2013. However, as the U.S. economy began to look stronger, the Fed started signaling its intention to reduce the pace of its asset purchase program (known as quantitative easing or QE) if economic data warranted. Uncertainty as to the timing and magnitude of this tapering led to volatility across the capital markets. When the Fed unexpectedly left its QE program intact after its September meeting, stocks rallied strongly. The market's advance paused in October, disrupted by a partial government shutdown and political gridlock over whether to raise the debt ceiling, but resumed in the final months of the period on expectations — and later confirmation by the Fed — that QE tapering would begin in 2014.

•  The consumer discretionary sector added the most to relative performance. Both stock selection and an overweight in the sector contributed to gains, led by a holding in a restaurant chain owner/operator.

•  The energy sector also outperformed due to stock selection and an underweight there. A solar panel maker was the top-performing holding in the sector.

•  No exposure to the utilities sector was advantageous, as the sector was the Index's weakest performer.

•  Stock selection in the technology sector had a negative impact on performance, although an overweight in the sector was beneficial. Relative performance was hampered by the portfolio's zero weight in semiconductors and components and its smaller exposure to computer technology, two industries that performed well during the period.

•  Relatively weak stock selection in materials and processing dampened returns. Exposure to a rare earth minerals miner detracted the most from the Portfolio's performance in the sector.

•  Stock selection and an underweight in health care weighed on relative performance, as the Portfolio had less exposure to strong-performing pharmaceuticals stocks than the Index.

Management Strategies

•  We seek to invest primarily in established and cyclical franchise companies that we believe have strong name recognition, sustainable competitive advantages, and ample growth prospects, and are trading at an attractive discount to future cash flow generation capacity or asset value. We typically favor companies with the ability to generate attractive free cash flow yields. We utilize a bottom-up stock selection process, seeking attractive investments on an individual company basis. The companies we consider have market capitalizations within the range of companies included in the Russell 3000® Value Index (approximately $3 million to $500 billion as of December 31, 2013).

•  We continue to focus on assessing company prospects over a three- to five-year time horizon and on owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Insight Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2011.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+ and L shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Russell 3000® Value Index(1) and the Lipper Multi-Cap Core Funds Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	40.20%	—	—	33.92%
Russell 3000® Value Index	32.69	—	—	25.22
Lipper Multi-Cap Core Funds Index	32.58	—	—	24.46
Portfolio — Class A+ Shares w/o sales charges(4)	39.73	—	—	33.56
Portfolio — Class A+ Shares with maximum 5.25% sales charges(4)	32.36	—	—	30.05
Russell 3000® Value Index	32.69	—	—	25.22
Lipper Multi-Cap Core Funds Index	32.58	—	—	24.46
Portfolio — Class L Shares w/o sales charges(4)	39.13	—	—	32.92
Russell 3000® Value Index	32.69	—	—	25.22
Lipper Multi-Cap Core Funds Index	32.58	—	—	24.46

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

+  Effective September 9, 2013, Class H shares were renamed Class A shares.

(1)  The Russell 3000® Value Index measures the performance of those companies in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Multi-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2011.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other++	33.1%
Investment Company	9.8
Insurance: Property-Casualty	9.5
Chemicals: Diversified	8.3
Foods	8.3
Office Supplies & Equipment	6.9
Restaurants	6.9
Consumer Lending	6.2
Consumer Services: Miscellaneous	5.7
Communications Technology	5.3
Total Investments	100.0%

++  Industries and/or investment types representing less than 5% of total investments.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

Insight Portfolio

	Shares	Value (000)
Common Stocks (87.1%)
Banks: Savings, Thrift & Mortgage Lending (2.8%)
Essent Group Ltd. (a)	2,556	$61
Beverage: Brewers & Distillers (2.8%)
Big Rock Brewery, Inc. (Canada)	1,422	23
Crimson Wine Group Ltd. (a)	4,274	38
		61
Beverage: Soft Drinks (3.9%)
Dr. Pepper Snapple Group, Inc.	821	40
PepsiCo, Inc.	535	44
		84
Chemicals: Diversified (8.1%)
Intrepid Potash, Inc. (a)	2,722	43
Mosaic Co. (The)	1,914	91
Tronox Ltd., Class A	1,880	43
		177
Communications Technology (5.2%)
Motorola Solutions, Inc.	1,671	113
Computer Services, Software & Systems (3.9%)
Solera Holdings, Inc.	1,214	86
Consumer Lending (6.0%)
Berkshire Hathaway, Inc., Class B (a)	445	53
Brown & Brown, Inc.	1,230	38
RenaissanceRe Holdings Ltd.	420	41
		132
Consumer Services: Miscellaneous (5.5%)
Collectors Universe, Inc.	2,336	40
Roundy's, Inc.	8,256	81
		121
Diversified Media (1.9%)
News Corp., Class A (a)	2,303	42
Diversified Retail (2.1%)
Sears Canada, Inc. (Canada)	3,711	45
Foods (8.2%)
Dean Foods Co. (a)	1,830	31
Fiesta Restaurant Group, Inc. (a)	962	50
Nestle SA ADR (Switzerland)	1,313	97
		178
Home Building (3.7%)
Brookfield Residential Properties, Inc. (Canada) (a)	2,280	55
NVR, Inc. (a)	25	26
		81
Insurance: Property-Casualty (9.3%)
Arch Capital Group Ltd. (a)	1,688	101
Progressive Corp. (The)	3,731	102
		203
Office Supplies & Equipment (6.7%)
MICROS Systems, Inc. (a)	2,562	147
Oil: Integrated (1.5%)
Phillips 66	411	32
	Shares	Value (000)
Pharmaceuticals (3.5%)
Abbott Laboratories	2,008	$77
Real Estate (1.4%)
Tejon Ranch Co. (a)	810	30
Restaurants (6.8%)
BJ's Restaurants, Inc. (a)	3,095	96
Second Cup Ltd. (The) (Canada)	11,069	52
		148
Semiconductors & Components (1.8%)
Tessera Technologies, Inc.	2,036	40
Specialty Retail (2.0%)
Ignite Restaurant Group, Inc. (a)	3,453	43
Total Common Stocks (Cost $1,482)		1,901
Warrants (0.0%)
Real Estate (0.0%)
Tejon Ranch Co. (a) (Cost $1)	119	1
	Face Amount (000)
Corporate Bond (1.3%)
Metals & Mining (1.3%)
Molycorp, Inc. 5.50%, 2/1/18 (Cost $28)	$29	27
	Shares
Short-Term Investment (9.6%)
Investment Company (9.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $210)	209,920	210
Total Investments (98.0%) (Cost $1,721)		2,139
Other Assets in Excess of Liabilities (2.0%)		44
Net Assets (100.0%)		$2,183

(a)  Non-income producing security.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Insight Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,511)	$1,929
Investment in Security of Affiliated Issuer, at Value (Cost $210)	210
Total Investments in Securities, at Value (Cost $1,721)	2,139
Due from Adviser	46
Interest Receivable	1
Dividends Receivable	1
Tax Reclaim Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	6
Total Assets	2,193
Liabilities:
Payable for Professional Fees	5
Payable for Custodian Fees	1
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Administration Fees	—	@
Payable for Shareholder Services Fees — Class A*	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	4
Total Liabilities	10
Net Assets	$2,183
Net Assets Consist Of:
Paid-in-Capital	$1,608
Accumulated Undistributed Net Investment Income	1
Accumulated Net Realized Gain	156
Unrealized Appreciation (Depreciation) on:
Investments	418
Foreign Currency Translations	—	@
Net Assets	$2,183
CLASS I:
Net Assets	$1,859
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	120,732
Net Asset Value, Offering and Redemption Price Per Share	$15.40
CLASS A*:
Net Assets	$209
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	13,571
Net Asset Value, Redemption Price Per Share	$15.43
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$0.85
Maximum Offering Price Per Share	$16.28
CLASS L:
Net Assets	$115
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	7,502
Net Asset Value, Offering and Redemption Price Per Share	$15.35

@  Amount is less than $500.

*  Effective September 9, 2013, Class H shares were renamed Class A shares.

§§  Effective September 9, 2013, the Directors approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Insight Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $3 of Foreign Taxes Withheld)	$38
Interest from Securities of Unaffiliated Issuers	1
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	39
Expenses:
Professional Fees	90
Registration Fees	50
Shareholder Reporting Fees	15
Advisory Fees (Note B)	14
Transfer Agency Fees (Note E)	7
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A* (Note E)	—	@
Transfer Agency Fees — Class L (Note E)	—	@
Custodian Fees (Note F)	7
Pricing Fees	3
Shareholder Services Fees — Class A* (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	1
Administration Fees (Note C)	1
Directors' Fees and Expenses	1
Other Expenses	13
Total Expenses	203
Expenses Reimbursed by Adviser (Note B)	(169)
Waiver of Advisory Fees (Note B)	(14)
Reimbursement of Class Specific Expenses — Class I (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class L (Note B)	(—	@)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	20
Net Investment Income	19
Realized Gain:
Investments Sold	270
Foreign Currency Transactions	—	@
Net Realized Gain	270
Change in Unrealized Appreciation (Depreciation):
Investments	284
Foreign Currency Translations	(—	@)
Net Change in Unrealized Appreciation (Depreciation)	284
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	554
Net Increase in Net Assets Resulting from Operations	$573

@  Amount is less than $500.

*  Effective September 9, 2013, Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Insight Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$19	$12
Net Realized Gain	270	95
Net Change in Unrealized Appreciation (Depreciation)	284	129
Net Increase in Net Assets Resulting from Operations	573	236
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(18)	(— @)
Net Realized Gain	(113)	(1)
Class A*:
Net Investment Income	(1)	(10)
Net Realized Gain	(13)	(74)
Class L:
Net Investment Income	(1)	(— @)
Net Realized Gain	(7)	(1)
Total Distributions	(153)	(86)
Capital Share Transactions:(1)
Class I:
Subscribed	1,451	—
Distributions Reinvested	129	—
Redeemed	(3)	—
Class A*:
Subscribed	43	100
Distributions Reinvested	13	83
Redeemed	(1,131)	—
Class L:
Subscribed	151	—
Distributions Reinvested	7	—
Redeemed	(65)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	595	183
Total Increase in Net Assets	1,015	333
Net Assets:
Beginning of Period	1,168	835
End of Period (Including Accumulated Undistributed Net Investment Income of $1 and $2)	$2,183	$1,168
(1) Capital Share Transactions:
Class I:
Shares Subscribed	111	—
Shares Issued on Distributions Reinvested	9	—
Shares Redeemed	— @@	—
Net Increase in Class I Shares Outstanding	120	—
Class A*:
Shares Subscribed	3	9
Shares Issued on Distributions Reinvested	1	7
Shares Redeemed	(87)	—
Net Increase (Decrease) in Class A Shares Outstanding	(83)	16
Class L:
Shares Subscribed	11	—
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(4)	—
Net Increase in Class L Shares Outstanding	7	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Insight Portfolio

	Class I
	Year Ended December 31,			Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2013	2012		December 31, 2011
Net Asset Value, Beginning of Period	$11.86	$10.06		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.18	0.17		(0.00	)‡
Net Realized and Unrealized Gain	4.52	2.59		0.06
Total from Investment Operations	4.70	2.76		0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.14)		—
Net Realized Gain	(1.00)	(0.82)		—
Total Distributions	(1.16)	(0.96)		—
Net Asset Value, End of Period	$15.40	$11.86		$10.06
Total Return++	40.20%	27.47%		0.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,859	$12		$10
Ratio of Expenses to Average Net Assets (1)	1.04%+	1.04	%+††	1.05	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.25%+	1.47	%+††	(0.94	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01	%††	N/A
Portfolio Turnover Rate	51%	62%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	10.83%	11.61	%††	380.17	%††*
Net Investment Loss to Average Net Assets	(8.54)%	(9.10	)%††	(380.06	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Insight Portfolio

	Class A@
	Year Ended December 31,				Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2013		2012		December 31, 2011
Net Asset Value, Beginning of Period	$11.86		$10.06		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.07		0.14		(0.00	)‡
Net Realized and Unrealized Gain	4.58		2.59		0.06
Total from Investment Operations	4.65		2.73		0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.11)		—
Net Realized Gain	(1.00)		(0.82)		—
Total Distributions	(1.08)		(0.93)		—
Net Asset Value, End of Period	$15.43		$11.86		$10.06
Total Return++	39.73%		27.21%		0.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$209		$1,144		$815
Ratio of Expenses to Average Net Assets (1)	1.30	%+^^	1.29	%+††	1.30	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.50	%+	1.22	%+††	(1.19	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01	%††	N/A
Portfolio Turnover Rate	51%		62%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	13.79%		11.86	%††	380.42	%††*
Net Investment Loss to Average Net Assets	(11.99)%		(9.35	)%††	(380.31	)%††*

@  Effective September 9, 2013, Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

^  Commencement of Operations.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Insight Portfolio

	Class L
	Year Ended December 31,				Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2013		2012		December 31 2011
Net Asset Value, Beginning of Period	$11.85		$10.06		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.08		0.08		(0.00	)‡
Net Realized and Unrealized Gain	4.49		2.58		0.06
Total from Investment Operations	4.57		2.66		0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.05)		—
Net Realized Gain	(1.00)		(0.82)		—
Total Distributions	(1.07)		(0.87)		—
Net Asset Value, End of Period	$15.35		$11.85		$10.06
Total Return++	39.13%		26.52%		0.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$115		$12		$10
Ratio of Expenses to Average Net Assets (1)	1.84	%+^^	1.79	%+††	1.80	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.54	%+	0.72	%+††	(1.70	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01	%††	N/A
Portfolio Turnover Rate	51%		62%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	12.31%		12.36	%††	380.92	%††*
Net Investment Loss to Average Net Assets	(9.93)%		(9.85	)%††	(380.82	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Insight Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and cyclical franchise companies with market capitalizations within the range of companies included in the Russell 3000® Value Index. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) certain portfolio securities may be valued by an outside pricing service approved by the Portfolio's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may

13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks: Savings, Thrift & Mortgage Lending	$61	$—	$—	$61
Beverage: Brewers & Distillers	61	—	—	61
Beverage: Soft Drinks	84	—	—	84
Chemicals: Diversified	177	—	—	177
Communications Technology	113	—	—	113
Computer Services, Software & Systems	86	—	—	86
Consumer Lending	132	—	—	132
Consumer Services: Miscellaneous	121	—	—	121
Diversified Media	42	—	—	42
Diversified Retail	45	—	—	45
Foods	178	—	—	178
Home Building	81	—	—	81
Insurance: Property-Casualty	203	—	—	203
Office Supplies & Equipment	147	—	—	147
Oil: Integrated	32	—	—	32
Pharmaceuticals	77	—	—	77
Real Estate	30	—	—	30
Restaurants	148	—	—	148

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Semiconductors & Components	$40	$—	$—	$40
Specialty Retail	43	—	—	43
Total Common Stocks	1,901	—	—	1,901
Warrants	1	—	—	1
Fixed Income Securities — Corporate Bond	—	27	—	27
Short-Term Investment — Investment Company	210	—	—	210
Total Assets	$2,112	$27	$—	$2,139

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.30% for Class A shares and 1.80% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% and 1.90% for Class A and Class L shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $14,000 of advisory fees were waived and approximately $169,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,114,000 and $835,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2013 (000)
$58	$1,176	$1,024	$—	@	$210

@ Amount is less than $500.

During the year ended December 31, 2013, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

From January 1, 2013 to June 30, 2013, the Portfolio incurred less than $500 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Distributor and Administrator under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the three-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$79	$74	$86	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Undistributed Net Investment Income (000)		Accumulated Net Realized Gain (000)		Paid-in- Capital (000)
—	@	(—	@)	(—	@)

@ Amount is less than $500.

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$11	$147

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $1,722,000. The aggregate gross unrealized appreciation is approximately $433,000 and the aggregate gross unrealized depreciation is approximately $15,000 resulting in net unrealized appreciation of approximately $418,000.

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 19%, 85% and 86%, for Class I, Class A and Class L shares, respectively.

J. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Insight Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Insight Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Insight Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013. For corporate shareholders, 19.0% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $74,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2013. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $43,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf, Trustee of the Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, N.E. Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013)	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

28

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

  IFIINSGTANN
809395 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Growth Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
U.S. Privacy Policy	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Growth Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
Growth Portfolio Class I	$1,000.00	$1,322.70	$1,021.68	$4.10	*	$3.57	*	0.70%
Growth Portfolio Class A^	1,000.00	1,320.90	1,020.42	5.56	*	4.84	*	0.95
Growth Portfolio Class L	1,000.00	1,316.90	1,017.09	9.40	*	8.19	*	1.61
Growth Portfolio Class IS	1,000.00	1,162.00	1,012.90	1.90	**	1.77	**	0.60

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 107/365 (to reflect the actual days in the period).

***  Annualized.

^  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

Growth Portfolio

The Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 48.60%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 33.48%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  U.S. stocks turned in a strong performance for the year ended December 31, 2013. As in 2012, the expectation that accommodative monetary policy by the U.S. Federal Reserve (Fed) would continue for some time helped drive the prices of risky assets including stocks higher in 2013. However, as the U.S. economy began to look stronger, the Fed started signaling its intention to reduce the pace of its asset purchase program (known as quantitative easing or QE) if economic data warranted. Uncertainty as to the timing and magnitude of this tapering led to volatility across the capital markets. When the Fed unexpectedly left its QE program intact after its September meeting, stocks rallied strongly. The market's advance paused in October, disrupted by a partial government shutdown and political gridlock over whether to raise the debt ceiling, but resumed in the final months of the period on expectations — and later confirmation by the Fed — that QE tapering would begin in 2014.

•  Nearly all of the Portfolio's outperformance came from two sectors: technology and consumer discretionary. Seven of the top 10 contributors to overall performance were from these two sectors. Within the technology sector, performance was led by a holding in an online social networking company. In consumer discretionary, a position in an online retailer was the most additive.

•  Stock selection and an overweight in financial services also aided relative performance, with standout performance from a position in a credit card and transaction processing company.

•  Relative detractors from performance included stock selection in the producer durables sector. Most of the Portfolio's producer durables holdings were additive to performance but a lack of exposure to strong-performing groups such as aerospace and diversified manufacturing operations was disadvantageous.

•  Although stock selection in health care was favorable, it did not offset the relative loss from an underweight in the sector.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+, L and IS shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Growth Portfolio

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	48.60%	27.31%	10.15%	10.53%
Russell 1000® Growth Index	33.48	20.39	7.83	8.59
Lipper Large-Cap Growth Funds Index	35.41	19.43	7.08	8.03
Portfolio — Class A+ Shares w/o sales charges(5)	48.22	27.00	9.87	9.25
Portfolio — Class A+ Shares with maximum 5.25% sales charges(5)	40.44	25.64	9.28	8.92
Russell 1000® Growth Index	33.48	20.39	7.83	7.40
Lipper Large-Cap Growth Funds Index	35.41	19.43	7.08	6.55
Portfolio — Class L Shares w/o sales charges(6)	47.44	—	—	22.91
Russell 1000® Growth Index	33.48	—	—	18.88
Lipper Large-Cap Growth Funds Index	35.41	—	—	19.13
Portfolio — Class IS Shares w/o sales charges(7)	—	—	—	16.20
Russell 1000® Growth Index	—	—	—	11.03
Lipper Large-Cap Growth Funds Index	—	—	—	11.82

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on April 2, 1991.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	42.1%
Computer Services, Software & Systems	23.9
Diversified Retail	14.9
Consumer Lending	7.0
Investment Company	6.6
Pharmaceuticals	5.5
Total Investments	100.0%

*  Percentages indicated are based upon total investment (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2013.

**  Industries and/or investment types representing less than 5% of total investments.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (93.7%)
Alternative Energy (0.9%)
Range Resources Corp.	126,187	$10,639
Asset Management & Custodian (1.4%)
BlackRock, Inc.	52,129	16,497
Automobiles (1.8%)
Tesla Motors, Inc. (a)(b)	144,710	21,762
Beverage: Soft Drinks (0.9%)
Green Mountain Coffee Roasters, Inc. (a)(b)	134,991	10,203
Biotechnology (3.5%)
Illumina, Inc. (a)	379,417	41,971
Cable Television Services (0.9%)
Charter Communications, Inc., Class A (a)	80,325	10,985
Chemicals: Diversified (2.3%)
Monsanto Co.	238,243	27,767
Commercial Services (1.4%)
Intertek Group PLC (United Kingdom)	314,781	16,409
Communications Technology (2.9%)
Motorola Solutions, Inc.	510,906	34,486
Computer Services, Software & Systems (24.0%)
Baidu, Inc. ADR (China) (a)	34,865	6,202
Facebook, Inc., Class A (a)	1,725,992	94,343
Google, Inc., Class A (a)	78,613	88,102
LinkedIn Corp., Class A (a)	74,698	16,197
Qihoo 360 Technology Co., Ltd. ADR (China) (a)	67,601	5,547
Salesforce.com, Inc. (a)	642,600	35,465
Twitter, Inc. (a)(b)	485,723	30,916
Workday, Inc., Class A (a)	129,381	10,759
		287,531
Computer Technology (3.7%)
Apple, Inc.	57,931	32,506
Yandex N.V., Class A (Russia) (a)	283,466	12,231
		44,737
Consumer Lending (7.0%)
Mastercard, Inc., Class A	52,840	44,146
Visa, Inc., Class A	179,780	40,033
		84,179
Diversified Media (2.9%)
McGraw Hill Financial, Inc.	211,755	16,559
Naspers Ltd., Class N (South Africa)	169,559	17,716
		34,275
Diversified Retail (14.9%)
Amazon.com, Inc. (a)	239,606	95,553
Groupon, Inc. (a)	2,209,567	26,007
NetFlix, Inc. (a)	31,095	11,448
Priceline.com, Inc. (a)	39,042	45,382
		178,390
Entertainment (0.4%)
Liberty Media Corp. (a)	33,394	4,891
	Shares	Value (000)
Financial Data & Systems (2.8%)
MSCI, Inc. (a)	370,258	$16,188
Verisk Analytics, Inc., Class A (a)	256,032	16,826
		33,014
Health Care Services (0.6%)
athenahealth, Inc. (a)	50,172	6,748
Insurance: Multi-Line (0.9%)
American International Group, Inc.	212,545	10,850
Insurance: Property-Casualty (3.3%)
Arch Capital Group Ltd. (a)	228,902	13,663
Progressive Corp. (The)	933,610	25,460
		39,123
Medical Equipment (2.7%)
Intuitive Surgical, Inc. (a)	82,975	31,869
Pharmaceuticals (5.5%)
Mead Johnson Nutrition Co.	370,059	30,996
Valeant Pharmaceuticals International, Inc. (Canada) (a)	295,614	34,705
		65,701
Radio & TV Broadcasters (0.4%)
Sirius XM Holdings, Inc. (a)	1,241,193	4,332
Recreational Vehicles & Boats (2.4%)
Edenred (France)	869,720	29,110
Restaurants (2.2%)
Starbucks Corp.	331,933	26,020
Semiconductors & Components (1.8%)
ARM Holdings PLC ADR (United Kingdom)	228,985	12,535
First Solar, Inc. (a)	174,240	9,520
		22,055
Textiles, Apparel & Shoes (2.2%)
Christian Dior SA (France)	139,912	26,437
Total Common Stocks (Cost $626,615)		1,119,981
	Notional Amount
Call Options Purchased (0.0%)
Foreign Currency Options (0.0%)
USD/CNY December 2014 @ CNY 6.50	12,603,517	21
USD/CNY December 2014 @ CNY 6.50	157,035,437	263
USD/CNY December 2014 @ CNY 6.50	177,522,350	302
Total Call Options Purchased (Cost $1,093)		586
	Shares
Short-Term Investments (11.0%)
Securities held as Collateral on Loaned Securities (4.4%)
Investment Company (3.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	45,060,388	45,060

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Growth Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.6%)
BNP Paribas Securities Corp. (0.01%, dated 12/31/13, due 1/2/14; proceeds $4,059; fully collateralized by various U.S. Government Obligations; 0.63% - 3.63% due 8/15/16 - 2/15/21; valued at $4,140)	$4,058,667	$4,059
Merrill Lynch & Co., Inc. (0.18%, dated 12/31/13, due 1/2/14; proceeds $2,899; fully collateralized by various Common Stocks and Exchange Traded Funds; valued at $3,133)	2,899,048	2,899
		6,958
Total Securities held as Collateral on Loaned Securities (Cost $52,018)		52,018
	Shares
Investment Company (6.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $78,947)	78,947,142	78,947
Total Short-Term Investments (Cost $130,965)		130,965
Total Investments (104.7%) (Cost $758,673) Including $64,028 of Securities Loaned		1,251,532
Liabilities in Excess of Other Assets (-4.7%)		(56,058)
Net Assets (100.0%)		$1,195,474

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2013.

ADR  American Depositary Receipt.

CNY — Chinese Yuan Renminbi

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Growth Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $634,666)	$1,127,525
Investment in Security of Affiliated Issuer, at Value (Cost $124,007)	124,007
Total Investments in Securities, at Value (Cost $758,673)	1,251,532
Cash	1,590
Receivable for Portfolio Shares Sold	1,527
Receivable for Investments Sold	1,155
Dividends Receivable	284
Tax Reclaim Receivable	234
Receivable from Affiliate	3
Other Assets	18
Total Assets	1,256,343
Liabilities:
Collateral on Securities Loaned, at Value	53,608
Payable for Investments Purchased	3,884
Payable for Advisory Fees	1,337
Payable for Sub Transfer Agency Fees	498
Payable for Sub Transfer Agency Fees — Class I	209
Payable for Sub Transfer Agency Fees — Class A*	44
Due to Broker	750
Payable for Portfolio Shares Redeemed	331
Payable for Administration Fees	77
Payable for Shareholder Services Fees — Class A*	42
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Directors' Fees and Expenses	32
Payable for Custodian Fees	9
Payable for Professional Fees	6
Payable for Transfer Agent Fees — Class I	2
Payable for Transfer Agent Fees — Class A*	1
Payable for Transfer Agent Fees — Class L	—	@
Other Liabilities	39
Total Liabilities	60,869
Net Assets	$1,195,474
Net Assets Consist Of:
Paid-in-Capital	$708,576
Accumulated Undistributed Net Investment Income	267
Accumulated Net Realized Loss	(6,229)
Unrealized Appreciation (Depreciation) on:
Investments	492,859
Foreign Currency Translations	1
Net Assets	$1,195,474

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Growth Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2013 (000)
CLASS I:
Net Assets	$989,649
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	25,783,158
Net Asset Value, Offering and Redemption Price Per Share	$38.38
CLASS A*:
Net Assets	$205,286
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	5,457,552
Net Asset Value, Redemption Price Per Share	$37.61
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$2.08
Maximum Offering Price Per Share	$39.69
CLASS L:
Net Assets	$528
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	14,174
Net Asset Value, Offering and Redemption Price Per Share	$37.26
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	290
Net Asset Value, Offering and Redemption Price Per Share	$38.40
(1) Including: Securities on Loan, at Value:	$64,028

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

@  Amount is less than $500.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Growth Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $321 of Foreign Taxes Withheld)	$7,188
Dividends from Security of Affiliated Issuer (Note G)	32
Income from Securities Loaned — Net	27
Total Investment Income	7,247
Expenses:
Advisory Fees (Note B)	4,657
Sub Transfer Agency Fees	604
Sub Transfer Agency Fees — Class I	219
Sub Transfer Agency Fees — Class A*	47
Administration Fees (Note C)	747
Shareholder Services Fees — Class A* (Note D)	395
Distribution and Shareholder Services Fees — Class L (Note D)	1
Professional Fees	95
Registration Fees	60
Shareholder Reporting Fees	58
Custodian Fees (Note F)	48
Directors' Fees and Expenses	20
Transfer Agency Fees (Note E)	13
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A* (Note E)	1
Transfer Agency Fees — Class L (Note E)	—	@
Transfer Agency Fees — Class IS (Note E)	—	@
Pricing Fees	3
Other Expenses	31
Total Expenses	7,002
Rebate from Morgan Stanley Affiliate (Note G)	(49)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(—	@)
Waiver of Advisory Fees (Note B)	(—	@)
Net Expenses	6,953
Net Investment Income	294
Realized Gain (Loss):
Investments Sold	61,067
Foreign Currency Transactions	(12)
Net Realized Gain	61,055
Change in Unrealized Appreciation (Depreciation):
Investments	318,399
Foreign Currency Translations	2
Net Change in Unrealized Appreciation (Depreciation)	318,401
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	379,456
Net Increase in Net Assets Resulting from Operations	$379,750

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$294		$4,547
Net Realized Gain	61,055		72,424
Net Change in Unrealized Appreciation (Depreciation)	318,401		36,391
Net Increase (Decrease) in Net Assets Resulting from Operations	379,750		113,362
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(3,204)		(1,111)
Net Realized Gain	(38,260)		(917)
Class A*:
Net Investment Income	(271)		—
Net Realized Gain	(8,167)		(195)
Class H^:
Net Investment Income	(—	@)**	(—	@)****
Net Realized Gain	—	**	(—	@)****
Class L:
Net Investment Income	(—	@)	(—	@)****
Net Realized Gain	(21)		(—	@)****
Class IS:
Net Realized Gain	(—	@)***	—
Total Distributions	(49,923)		(2,223)
Capital Share Transactions:(1)
Class I:
Subscribed	109,005		102,434
Distributions Reinvested	41,448		2,027
Redeemed	(96,199)		(156,920)
Class A*:
Subscribed	34,865		33,160
Distributions Reinvested	8,431		195
Conversion from Class H	145		—
Redeemed	(32,015)		(50,515)
Class H^:
Subscribed	86	**	43	****
Distributions Reinvested	—	@**	—	@****
Conversion to Class A	(145	)**	—
Class L:
Subscribed	454		10	****
Distributions Reinvested	21		—
Redeemed	(2)		—
Class IS:
Subscribed	10	***	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	66,104		(69,566)
Total Increase in Net Assets	395,931		41,573
Net Assets:
Beginning of Period	799,543		757,970
End of Period (Including Accumulated Undistributed Net Investment Income of $267 and $3,461)	$1,195,474		$799,543

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Growth Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,291		3,824
Shares Issued on Distributions Reinvested	1,140		75
Shares Redeemed	(3,090)		(5,978)
Net Increase (Decrease) in Class I Shares Outstanding	1,341		(2,079)
Class A*:
Shares Subscribed	1,031		1,264
Shares Issued on Distributions Reinvested	234		7
Conversion from Class H	4		—
Shares Redeemed	(1,029)		(1,949)
Net Increase (Decrease) in Class A Shares Outstanding	240		(678)
Class H^:
Shares Subscribed	2	**	2	****
Shares Issued on Distributions Reinvested	—	**	—	@@****
Conversion to Class A	(4	)**	—
Net Increase (Decrease) in Class H Shares Outstanding	(2)		2
Class L:
Shares Subscribed	13		—	@@****
Shares Issued on Distributions Reinvested	1		—
Shares Redeemed	(—	@@)	—
Net Increase in Class L Shares Outstanding	14		—
Class IS:
Shares Subscribed	—	@@***	—
Net Increase in Class IS Shares Outstanding	—	@@	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

^  Effective September 9, 2013, Class H shares converted into Class A shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

****  For the period April 27, 2012 to December 31, 2012.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$27.05	$23.46	$24.24		$19.69		$12.12
Income (Loss) from Investment Operations:
Net Investment Income†	0.02	0.16	0.01		0.06		0.05
Net Realized and Unrealized Gain (Loss)	13.02	3.52	(0.73)		4.49		7.58
Total from Investment Operations	13.04	3.68	(0.72)		4.55		7.63
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.05)	(0.06)		(0.00	)‡	(0.06)
Net Realized Gain	(1.58)	(0.04)	—		—		—
Total Distributions	(1.71)	(0.09)	(0.06)		(0.00	)‡	(0.06)
Redemption Fees	—	—	—		—		0.00	‡
Net Asset Value, End of Period	$38.38	$27.05	$23.46		$24.24		$19.69
Total Return++	48.60%	15.66%	(3.01)%		23.11%		62.97	%**
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$989,649	$661,073	$622,193		$704,410		$674,070
Ratio of Expenses to Average Net Assets (1)	0.70%+	0.72%+	0.71	%+††	0.73	%+††	0.65	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A		0.73	%+††	0.65	%+
Ratio of Net Investment Income to Average Net Assets (1)	0.08%+	0.59%+	0.05	%+††	0.27	%+††	0.35	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	31%	49%	26%		35%		19%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.71%	N/A	N/A		N/A		N/A
Net Investment Income to Average Net Assets	0.07%	N/A	N/A		N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I would have been approximately 62.72%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Growth Portfolio

	Class A*
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$26.53	$23.03	$23.82		$19.40		$11.94
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.06)	0.09	(0.05)		0.00	‡	0.02
Net Realized and Unrealized Gain (Loss)	12.78	3.45	(0.73)		4.42		7.46
Total from Investment Operations	12.72	3.54	(0.78)		4.42		7.48
Distributions from and/or in Excess of:
Net Investment Income	(0.06)	—	(0.01)		(0.00	)‡	(0.02)
Net Realized Gain	(1.58)	(0.04)	—		—		—
Total Distributions	(1.64)	(0.04)	(0.01)		(0.00	)‡	(0.02)
Redemption Fees	—	—	—		—		0.00	‡
Net Asset Value, End of Period	$37.61	$26.53	$23.03		$23.82		$19.40
Total Return++	48.22%	15.36%	(3.27)%		22.79%		62.66	%**
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$205,286	$138,416	$135,777		$136,585		$99,475
Ratio of Expenses to Average Net Assets (1)	0.95%+^	0.97%+	0.96	%+††	0.98	%+††	0.90	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A		0.98	%+††	0.90	%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.18)%+	0.34%+	(0.20	)%+††	0.02	%+††	0.10	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	31%	49%	26%		35%		19%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.96%	N/A	N/A		N/A		N/A
Net Investment Income to Average Net Assets	(0.19)%	N/A	N/A		N/A		N/A

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

**  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A would have been approximately 62.41%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.05% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Growth Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$26.43		$27.60
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.38)		0.03
Net Realized and Unrealized Gain (Loss)	12.84		(1.16)
Total from Investment Operations	12.46		(1.13)
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.00	)‡
Net Realized Gain	(1.58)		(0.04)
Total Distributions	(1.63)		(0.04)
Net Asset Value, End of Period	$37.26		$26.43
Total Return++	47.44%		(4.10	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$528		$10
Ratio of Expenses to Average Net Assets (1)	1.60	%+^^	1.51	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(1.09	)%+	0.20	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%*§
Portfolio Turnover Rate	31%		49	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.72%		N/A
Net Investment Income (Loss) to Average Net Assets	(1.21)%		N/A

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Growth Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$34.45
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)
Net Realized and Unrealized Gain	5.55
Total from Investment Operations	5.53
Distributions from and/or in Excess of:
Net Realized Gain	(1.58)
Net Asset Value, End of Period	$38.40
Total Return++	16.20	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses to Average Net Assets (1)	0.60	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.16	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	31	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	5.60	%*
Net Investment Loss to Average Net Assets	(5.16	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.73% for Class IS shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth oriented equity securities of large capitalization companies. Under normal market conditions, the Portfolio seeks to achieve its investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell 1000® Growth Index. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the

"Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Alternative Energy	$10,639	$—	$—	$10,639
Asset Management & Custodian	16,497	—	—	16,497
Automobiles	21,762	—	—	21,762
Beverage: Soft Drinks	10,203	—	—	10,203
Biotechnology	41,971	—	—	41,971
Cable Television Services	10,985	—	—	10,985
Chemicals: Diversified	27,767	—	—	27,767
Commercial Services	16,409	—	—	16,409
Communications Technology	34,486	—	—	34,486
Computer Services, Software & Systems	287,531	—	—	287,531
Computer Technology	44,737	—	—	44,737
Consumer Lending	84,179	—	—	84,179
Diversified Media	34,275	—	—	34,275
Diversified Retail	178,390	—	—	178,390
Entertainment	4,891	—	—	4,891
Financial Data & Systems	33,014	—	—	33,014
Health Care Services	6,748	—	—	6,748
Insurance: Multi-Line	10,850	—	—	10,850

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Insurance: Property-Casualty	$39,123	$—	$—	$39,123
Medical Equipment	31,869	—	—	31,869
Pharmaceuticals	65,701	—	—	65,701
Radio & TV Broadcasters	4,332	—	—	4,332
Recreational Vehicles & Boats	29,110	—	—	29,110
Restaurants	26,020	—	—	26,020
Semiconductors & Components	22,055	—	—	22,055
Textiles, Apparel & Shoes	26,437	—	—	26,437
Total Common Stocks	1,119,981	—	—	1,119,981
Call Options Purchased	—	586	—	586
Short-Term Investments
Investment Company	124,007	—	—	124,007
Repurchase Agreements	—	6,958	—	6,958
Total Short-Term Investments	124,007	6,958	—	130,965
Total Assets	$1,243,988	$7,544	$—	$1,251,532

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $63,235,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Convertible Preferred Stock (000)
Beginning Balance	$522
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	3,833
Realized gains (losses)	(4,355)
Ending Balance	$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2013	$—

3.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

specific amount of the underlying instrument or futures contract on the underlying instrument such a as security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$586	+

+ Amounts are included in Investments in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(507	)++

++ Amounts are included in Investments in the Statement of Operations.

At December 31, 2013, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Options Purchased	$586	$—

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than 0) (000)
Royal Bank of Scotland	$586	$—	$(586	)(a)	$0

(a) The actual collateral received is greater than the amount shown here due to overcollateralization.

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	28,930,000

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than 0) (000)
$64,028	(a)	—	$(64,002	)(b)(c)	$26

(a) Represents market value of loaned securities at period end.

(b) The Portfolio received cash collateral of approximately $53,608,000, of which approximately $52,018,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2013 there was uninvested cash of approximately $1,590,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $10,394,000 in the form of U.S. government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The collateral received was marked to market on a daily basis. The Portfolio's collateral coverage was below 100% at December 31, 2013. This was adjusted on the next business day.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2013, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.49% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.05% for Class A shares and 1.55% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratios of 1.15%, 1.65% and 0.73% for Class A, Class L and Class IS shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, less than $500 of advisory fees were waived and less than $500 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $278,115,000 and $331,044,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $49,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$9,357	$323,575	$208,925	$32	$124,007

During the year ended December 31, 2013, the Portfolio incurred approximately $12,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

From January 1, 2013 to June 30, 2013, the Portfolio incurred approximately $8,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$11,998	$37,925	$1,111	$1,112

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a dividend redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Undistributed (Distributions in Exess of) Net Investment Income (Loss) (000)	Accumulated Undistributed Net Realized Gain (Loss) (000)	Paid-in-Capital (000)
$(13)	$13	—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,224	—

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $759,241,000. The aggregate gross unrealized appreciation is approximately $492,812,000 and the aggregate gross unrealized depreciation is approximately $521,000 resulting in net unrealized appreciation of approximately $492,291,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2013, the Portfolio deferred to January 1, 2014 for U.S. Federal income tax purposes the following losses:

Post-October Currency And Specified Ordinary Losses (000)	Post-October Capital Losses (000)
—	$8,601

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 56% and 50%, for Class I and Class A shares, respectively.

J. Results of Special Shareholder Meeting (unaudited): On June 5, 2013 as adjourned to June 24, 2013, July 17, 2013 and July 24, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
1,665	0	0

K. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013. For corporate shareholders 55.7% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $37,925,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2013. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $10,963,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman, J Street Cup Golf Charity, Trustee Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013)	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex; Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014).
Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

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Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
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© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGRWANN
809219 Exp 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Opportunity Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Federal Tax Notice	25
U.S. Privacy Policy	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Opportunity Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

Opportunity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
Opportunity Portfolio Class I	$1,000.00	$1,346.70	$1,020.97	$4.97	*	$4.28	*	0.84%
Opportunity Portfolio Class A^	1,000.00	1,344.40	1,019.11	7.15	*	6.16	*	1.21
Opportunity Portfolio Class L	1,000.00	1,341.30	1,016.74	9.91	*	8.54	*	1.68
Opportunity Portfolio Class IS	1,000.00	1,205.10	1,012.52	2.36	**	2.15	**	0.73

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 107/365 (to reflect the actual days in the period).

***  Annualized.

^  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

Opportunity Portfolio

The Opportunity Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 43.92%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 33.48%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  U.S. stocks turned in a strong performance for the year ended December 31, 2013. As in 2012, the expectation that accommodative monetary policy by the U.S. Federal Reserve (Fed) would continue for some time helped drive the prices of risky assets including stocks higher in 2013. However, as the U.S. economy began to look stronger, the Fed started signaling its intention to reduce the pace of its asset purchase program (known as quantitative easing or QE) if economic data warranted. Uncertainty as to the timing and magnitude of this tapering led to volatility across the capital markets. When the Fed unexpectedly left its QE program intact after its September meeting, stocks rallied strongly. The market's advance paused in October, disrupted by a partial government shutdown and political gridlock over whether to raise the debt ceiling, but resumed in the final months of the period on expectations — and later confirmation by the Fed — that QE tapering would begin in 2014.

•  The technology sector was, by far, the largest contributor to relative performance, with gains led by a holding in an online social networking company.

•  The consumer discretionary sector outperformed as well, due to both stock selection and an overweight there. A position in an online retailer added the most to relative returns in the sector.

•  An overweight and stock selection in the financial services sector also benefited relative performance. Within the sector, a credit card and transaction processing company was the leading contributor.

•  Relative returns were hurt by stock selection in consumer staples, although it was slightly offset by the positive effect of an underweight in the sector. A position in a liquor producer in China (which is not represented in the Index) was the main detractor in the sector.(a)

•  The Portfolio had no exposure to the health care sector, which was unfavorable during the period as health care was the best-performing sector in the Index.

•  Stock selection and an underweight in the producer durables sector dampened relative returns. Although the Portfolio's holdings aided relative performance, a lack of exposure to other strong-performing groups such as aerospace and diversified manufacturing operations was detrimental.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

(a)  To gain exposure to the stock, the Portfolio utilized a P-note (participation note), which is intended to mirror the performance of the underlying stock. There is no leverage associated with P-notes.

*  Actual Minimum Investment for Class L shares is $1,000.

**  Performance shown for the Portfolio's Class L shares reflects the performance of the Class C shares of the Predecessor Fund for periods prior to May 21, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class L shares will vary from the Class I, Class A+ and Class IS shares based upon its different inception date and will be impacted by fees assessed to that class (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Opportunity Portfolio

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	43.92%	27.38%	—%	10.82%
Russell 1000® Growth Index	33.48	20.39	—	8.30
Lipper Multi-Cap Growth Funds Index	36.52	20.53	—	7.97
Portfolio — Class A+ Shares w/o sales charges(4)	43.51	—	—	20.27
Portfolio — Class A+ Shares with maximum 5.25% sales charges(4)	35.99	—	—	18.50
Russell 1000® Growth Index	33.48	—	—	19.29
Lipper Multi-Cap Growth Funds Index	36.52	—	—	18.70
Portfolio — Class L Shares w/o sales charges(4)	42.78	26.33	9.22	5.51
Russell 1000® Growth Index	33.48	20.39	7.83	4.49
Lipper Multi-Cap Growth Funds Index	36.52	20.53	8.15	5.32
Portfolio — Class IS Shares w/o sales charges(5)	—	—	—	20.51
Russell 1000® Growth Index	—	—	—	11.03
Lipper Multi-Cap Growth Funds Index	—	—	—	10.77

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  On May 21, 2010 Class C and Class I shares of Van Kampen Equity Growth Fund ("the Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Equity Growth Portfolio ("the Portfolio"), respectively. Class L and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class I shares of the Predecessor Fund commenced operations on August 12, 2005. The Class C shares of the Predecessor Fund commenced operations on May 28, 1998. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced offering on May 21, 2010. In October 2010, the Morgan Stanley Equity Growth Portfolio changed its name to the Morgan Stanley Opportunity Portfolio.

(5)  Commenced offering September 13, 2013.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	40.1%
Computer Services, Software & Systems	26.9
Diversified Retail	21.3
Consumer Lending	11.7
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

Opportunity Portfolio

	Shares	Value (000)
Common Stocks (96.3%)
Aerospace (1.5%)
TransDigm Group, Inc.	23,788	$3,830
Air Transport (1.3%)
Expeditors International of Washington, Inc.	72,662	3,215
Alternative Energy (1.3%)
Ultra Petroleum Corp. (a)	156,334	3,385
Asset Management & Custodian (1.4%)
CETIP SA - Mercados Organizados (Brazil)	341,654	3,505
Beverage: Brewers & Distillers (1.5%)
Anheuser-Busch InBev N.V. (Belgium)	36,653	3,896
Casinos & Gambling (3.3%)
Wynn Resorts Ltd.	43,330	8,415
Chemicals: Diversified (4.0%)
Monsanto Co.	87,242	10,168
Computer Services, Software & Systems (27.3%)
Baidu, Inc. ADR (China) (a)	21,825	3,882
Facebook, Inc., Class A (a)	439,906	24,045
Google, Inc., Class A (a)	20,073	22,496
Luxoft Holding, Inc. (a)	100,221	3,806
NAVER Corp. (Korea, Republic of) (a)	4,415	3,029
Qihoo 360 Technology Co., Ltd. ADR (China) (a)	46,628	3,826
Twitter, Inc. (a)	131,685	8,382
		69,466
Consumer Lending (11.9%)
CME Group, Inc.	59,901	4,700
Mastercard, Inc., Class A	16,342	13,653
Visa, Inc., Class A	53,546	11,924
		30,277
Consumer Services: Miscellaneous (1.5%)
FleetCor Technologies, Inc. (a)	33,231	3,860
Diversified Retail (21.6%)
Amazon.com, Inc. (a)	97,872	39,031
Priceline.com, Inc. (a)	13,634	15,848
		54,879
Education Services (3.9%)
New Oriental Education & Technology Group, Inc. ADR (China)	130,662	4,116
TAL Education Group ADR (a)	259,237	5,700
		9,816
Financial Data & Systems (3.7%)
MSCI, Inc. (a)	218,045	9,533
Foods (1.5%)
Jubilant Foodworks Ltd. (India) (a)	188,725	3,881
Insurance: Multi-Line (3.2%)
Greenlight Capital Re Ltd., Class A (a)	241,146	8,129
Real Estate Investment Trusts (REIT) (1.9%)
Brookfield Asset Management, Inc., Class A (Canada)	124,646	4,840
Textiles, Apparel & Shoes (1.7%)
Burberry Group PLC (United Kingdom)	175,419	4,404
	Shares	Value (000)
Truckers (3.8%)
DSV A/S (Denmark)	293,522	$9,624
Total Common Stocks (Cost $140,083)		245,123
Participation Note (2.2%)
Beverage: Brewers & Distillers (2.2%)
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 3/4/21 (Cost $6,515)	258,170	5,477
	Notional Amount
Call Options Purchased (0.1%)
Foreign Currency Options (0.1%)
USD/CNY December 2014 @ CNY 6.50	2,782,274	5
USD/CNY December 2014 @ CNY 6.50	34,698,631	58
USD/CNY December 2014 @ CNY 6.50	39,150,310	66
Total Call Options Purchased (Cost $241)		129
	Shares
Short-Term Investment (2.9%)
Investment Company (2.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $7,433)	7,433,071	7,433
Total Investments (101.5%) (Cost $154,272)		258,162
Liabilities in Excess of Other Assets (-1.5%)		(3,692)
Net Assets (100.0%)		$254,470

(a)    Non-income producing security.

ADR    American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $146,839)	$250,729
Investment in Security of Affiliated Issuer, at Value (Cost $7,433)	7,433
Total Investments in Securities, at Value (Cost $154,272)	258,162
Foreign Currency, at Value (Cost $0)	—	@
Receivable for Investments Sold	5,538
Dividends Receivable	219
Receivable for Portfolio Shares Sold	54
Tax Reclaim Receivable	11
Receivable from Affiliate	—	@
Other Assets	26
Total Assets	264,010
Liabilities:
Payable for Investments Purchased	8,830
Payable for Advisory Fees	296
Payable for Sub Transfer Agency Fees	124
Payable for Sub Transfer Agency Fees — Class I	2
Payable for Sub Transfer Agency Fees — Class A*	53
Payable for Sub Transfer Agency Fees — Class L	9
Payable for Portfolio Shares Redeemed	73
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A*	57
Payable for Transfer Agent Fees — Class L	8
Payable for Shareholder Services Fees — Class A*	43
Payable for Distribution and Shareholder Services Fees — Class L	20
Payable for Administration Fees	17
Payable for Directors' Fees and Expenses	—	@
Other Liabilities	8
Total Liabilities	9,540
Net Assets	$254,470
Net Assets Consist Of:
Paid-in-Capital	$149,527
Accumulated Net Investment Loss	(1)
Accumulated Net Realized Gain	1,053
Unrealized Appreciation (Depreciation) on:
Investments	103,890
Foreign Currency Translations	1
Net Assets	$254,470

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2013 (000)
CLASS I:
Net Assets	$13,586
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	632,799
Net Asset Value, Offering and Redemption Price Per Share	$21.47
CLASS A*:
Net Assets	$208,161
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	9,804,806
Net Asset Value, Redemption Price Per Share	$21.23
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$1.18
Maximum Offering Price Per Share	$22.41
CLASS L:
Net Assets	$32,712
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,755,417
Net Asset Value, Offering and Redemption Price Per Share	$18.64
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	510
Net Asset Value, Offering and Redemption Price Per Share	$21.47

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $123 of Foreign Taxes Withheld)	$2,238
Dividends from Security of Affiliated Issuer (Note G)	6
Total Investment Income	2,244
Expenses:
Advisory Fees (Note B)	1,121
Shareholder Services Fees — Class A* (Note D)	462
Distribution and Shareholder Services Fees — Class L (Note D)	213
Transfer Agency Fees (Note E)	176
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A* (Note E)	74
Transfer Agency Fees — Class L (Note E)	10
Sub Transfer Agency Fees	153
Sub Transfer Agency Fees — Class I	3
Sub Transfer Agency Fees — Class A*	57
Sub Transfer Agency Fees — Class L	9
Administration Fees (Note C)	179
Professional Fees	97
Shareholder Reporting Fees	70
Registration Fees	50
Custodian Fees (Note F)	24
Directors' Fees and Expenses	5
Pricing Fees	4
Other Expenses	18
Total Expenses	2,726
Waiver of Advisory Fees (Note B)	(20)
Rebate from Morgan Stanley Affiliate (Note G)	(10)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(— @)
Net Expenses	2,696
Net Investment Loss	(452)
Realized Gain:
Investments Sold	24,764
Foreign Currency Transactions	14
Net Realized Gain	24,778
Change in Unrealized Appreciation (Depreciation):
Investments	58,252
Foreign Currency Translations	1
Net Change in Unrealized Appreciation (Depreciation)	58,253
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	83,031
Net Increase in Net Assets Resulting from Operations	$82,579

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(452)		$(381)
Net Realized Gain	24,778		13,070
Net Change in Unrealized Appreciation (Depreciation)	58,253		9,247
Net Increase in Net Assets Resulting from Operations	82,579		21,936
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(1,310)		—
Class A*:
Net Realized Gain	(18,620)		—
Class H**:
Net Realized Gain	(2,020	)***	—
Class L:
Net Realized Gain	(3,650)		—
Class IS:
Net Realized Gain	(1	)^	—
Total Distributions	(25,601)		—
Capital Share Transactions:(1)
Class I:
Subscribed	2,858		6,980
Distributions Reinvested	1,267		—
Redeemed	(5,402)		(9,426)
Class A*:
Subscribed	1,716		—
Distributions Reinvested	17,797		—
Conversion from Class H	182,310		—
Redeemed	(15,624)		(2,249)
Class H**:
Subscribed	2,568	***	15,536
Distributions Reinvested	1,916	***	—
Conversion to Class A	(182,310	)***	—
Redeemed	(30,117	)***	(48,994)
Class L:
Subscribed	841		905
Distributions Reinvested	3,317		—
Redeemed	(6,127)		(6,266)
Class IS:
Subscribed	10	^	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(24,980)		(43,514)
Total Increase (Decrease) in Net Assets	31,998		(21,578)
Net Assets:
Beginning of Period	222,472		244,050
End of Period (Including Accumulated Net Investment Loss of $(1) and $(1))	$254,470		$222,472

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	147		420
Shares Issued on Distributions Reinvested	62		—
Shares Redeemed	(295)		(571)
Net Decrease in Class I Shares Outstanding	(86)		(151)
Class A*:
Shares Subscribed	81		—
Shares Issued on Distributions Reinvested	866		—
Conversion from Class H	9,616		—
Shares Redeemed	(759)		(138)
Net Increase (Decrease) in Class A Shares Outstanding	9,804		(138)
Class H**:
Shares Subscribed	149	***	966
Shares Issued on Distributions Reinvested	111	***	—
Conversion to Class A	(9,730	)***	—
Shares Redeemed	(1,742	)***	(3,032)
Net Decrease in Class H Shares Outstanding	(11,212)		(2,066)
Class L:
Shares Subscribed	49		64
Shares Issued on Distributions Reinvested	186		—
Shares Redeemed	(380)		(431)
Net Decrease in Class L Shares Outstanding	(145)		(367)
Class IS:
Shares Subscribed	1	^	—
Net Increase in Class IS Shares Outstanding	1		—

^  For the period September 13, 2013 through December 31, 2013.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  Effective September 9, 2013, Class H shares converted into Class A shares.

***  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Opportunity Portfolio

	Class I*
	Year Ended December 31,					Period from July 1, 2010 to December 31,		Year Ended June 30,
Selected Per Share Data and Ratios	2013	2012		2011		2010		2010	2009^^
Net Asset Value, Beginning of Period	$16.59	$15.16		$15.23		$11.91		$9.59	$12.21
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02	0.02		0.00	‡	0.02		(0.02)	0.02
Net Realized and Unrealized Gain (Loss)	7.13	1.41		(0.07)		3.30		2.34	(2.64)
Total from Investment Operations	7.15	1.43		(0.07)		3.32		2.32	(2.62)
Distributions from and/or in Excess of:
Net Realized Gain	(2.27)	—		—		—		—	—
Net Asset Value, End of Period	$21.47	$16.59		$15.16		$15.23		$11.91	$9.59
Total Return++	43.92%	9.43%		(0.46)%		27.88	%#	24.19%	(21.52)%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$13.6	$11.9		$13.2		$13.0		$11.0	$7.5
Ratio of Expenses to Average Net Assets (1)	0.86%+	0.88	%+††	0.88	%+††	0.72	%+††@	1.14%	0.91%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A		0.90	%+††@	0.96%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.13%+	0.14	%+††	0.01	%+††	0.25	%+††@	(0.14)%	0.21%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%††§	0.00	%††§@	N/A	N/A
Portfolio Turnover Rate	21%	24%		21%		6	%#	12%	33%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.87%	0.91	%††	0.95	%††	N/A		N/A	1.41%
Net Investment Income (Loss) to Average Net Assets	0.12%	0.11	%††	(0.06	)%††	N/A		N/A	(0.29)%

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the 12-month period ended June 30, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

^^  Beginning the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Opportunity Portfolio

	Class A**
	Year Ended December 31,						Period from July 1, 2010 to December 31,		Period from May 21, 2010^ to June 30,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2010
Net Asset Value, Beginning of Period	$16.47		$15.08		$15.19		$11.89		$12.13
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.10)		(0.02)		(0.04)		0.00	‡	(0.01)
Net Realized and Unrealized Gain (Loss)	7.13		1.41		(0.07)		3.30		(0.23)
Total from Investment Operations	7.03		1.39		(0.11)		3.30		(0.24)
Distributions from and/or in Excess of:
Net Realized Gain	(2.27)		—		—		—		—
Net Asset Value, End of Period	$21.23		$16.47		$15.08		$15.19		$11.89
Total Return++	43.51%		9.22%		(0.72)%		27.75	%#	(1.98	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$208,161		$12		$2,098		$2,113		$1
Ratio of Expenses to Average Net Assets (1)	1.21	%+^^	1.13	%+††	1.13	%+††	0.97	%+††*	1.39	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		1.15	%+*	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.46	)%+	(0.11	)%+††	(0.24	)%+††	0.00	%§+††*	(0.71	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§††	0.00	%§††	0.00	%§††*	N/A
Portfolio Turnover Rate	21%		24%		21%		6	%#	12	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.22%		1.16	%††	1.20	%††	N/A		N/A
Net Investment Loss to Average Net Assets	(0.47)%		(0.14	)%††	(0.31	)%††	N/A		N/A

**  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.23% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.13% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Opportunity Portfolio

	Class L*
	Year Ended December 31,					Period from July 1, 2010 to December 31,		Year Ended June 30,
Selected Per Share Data and Ratios	2013	2012		2011		2010		2010	2009^^
Net Asset Value, Beginning of Period	$14.74	$13.57		$13.73		$10.78		$8.77	$11.28
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.11)	(0.09)		(0.10)		(0.03)		(0.13)	(0.07)
Net Realized and Unrealized Gain (Loss)	6.28	1.26		(0.06)		2.98		2.14	(2.44)
Total from Investment Operations	6.17	1.17		(0.16)		2.95		2.01	(2.51)
Distributions from and/or in Excess of:
Net Realized Gain	(2.27)	—		—		—		—	—
Net Asset Value, End of Period	$18.64	$14.74		$13.57		$13.73		$10.78	$8.77
Total Return++	42.78%	8.62%		(1.17)%		27.37	%#	22.92%	(22.32)%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$32.7	$28.0		$30.8		$39.0		$34.8	$28.6
Ratio of Expenses to Average Net Assets (1)	1.65%+^	1.63	%+††	1.63	%+††	1.47	%+††@	2.12%	1.89%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A		1.65	%+††@	1.94%	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.65)%+	(0.61	)%+††	(0.74	)%+††	(0.50	)%+††@	(1.16)%	(0.90)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%††§	0.00	%††§@	N/A	N/A
Portfolio Turnover Rate	21%	24%		21%		6	%#	12%	33%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.67%	1.66	%††	1.70	%††	N/A		N/A	2.24%
Net Investment Loss to Average Net Assets	(0.67)%	(0.64	)%††	(0.81	)%††	N/A		N/A	(1.25)%

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the 12-month period ended June 30, 2010 and prior years reflect the historical per share data of Class L shares of the Predecessor Fund.

^^  Beginning the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.73% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.63% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$19.59
Income from Investment Operations:
Net Investment Income†	0.00	‡
Net Realized and Unrealized Gain	3.95
Total from Investment Operations	3.95
Distributions from and/or in Excess of:
Net Realized Gain	(2.07)
Net Asset Value, End of Period	$21.47
Total Return++	20.51	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses to Average Net Assets (1)	0.73	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(9.82	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	21	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	5.67	%*
Net Investment Loss to Average Net Assets	(4.88	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.81% for Class IS shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Opportunity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and emerging franchise companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and asked prices. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which

Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similarinvestments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace	$3,830	$—	$—	$3,830
Air Transport	3,215	—	—	3,215
Alternative Energy	3,385	—	—	3,385
Asset Management & Custodian	3,505	—	—	3,505
Beverage: Brewers & Distillers	3,896	—	—	3,896
Casinos & Gambling	8,415	—	—	8,415
Chemicals: Diversified	10,168	—	—	10,168
Computer Services, Software & Systems	69,466	—	—	69,466
Consumer Lending	30,277	—	—	30,277
Consumer Services: Miscellaneous	3,860	—	—	3,860
Diversified Retail	54,879	—	—	54,879
Education Services	9,816	—	—	9,816
Financial Data & Systems	9,533	—	—	9,533
Foods	3,881	—	—	3,881
Insurance: Multi-Line	8,129	—	—	8,129

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Real Estate Investment Trusts (REIT)	$4,840	$—	$—	$4,840
Textiles, Apparel & Shoes	4,404	—	—	4,404
Truckers	9,624	—	—	9,624
Total Common Stocks	245,123	—	—	245,123
Participation Note	—	5,477	—	5,477
Call Options Purchased	—	129	—	129
Short Term Investment Investment Company	7,433	—	—	7,433
Total Assets	$252,556	$5,606	$—	$258,162

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $17,532,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Convertible Preferred Stock (000)
Beginning Balance	$281
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	2,058
Realized gains (losses)	(2,339)
Ending Balance	$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2013	$—

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such a as security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$129	+

+ Amounts are included in Investments in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(112	)++

++ Amounts are included in Investments in the Statement of Operations.

At December 31, 2013, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Options Purchased	$129	$—

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than 0) (000)
Royal Bank of Scotland	$129	—	—	$129

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	6,386,000

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.49% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.88% for Class I shares, 1.13% for Class A shares and 1.63% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratios of 1.23%, 1.73% and 0.81% for Class A, Class L and Class IS shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $20,000 of advisory fees were waived and less than $500 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $46,538,000 and $99,988,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $10,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$2,580	$74,865	$70,012	$6	$7,433

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
—	$25,601	—	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Undistributed Net Realized Gain (Loss) (000)	Paid-in-Capital (000)
$452	$(183)	$(269)

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$392	$937

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $154,545,000. The aggregate gross unrealized appreciation is approximately $109,999,000 and the aggregate gross unrealized depreciation is approximately $6,382,000 resulting in net unrealized appreciation of approximately $103,617,000.

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 81% and 10%, for Class I and Class L shares, respectively.

J. Results of Special Shareholder Meeting (unaudited): On June 5, 2013 as adjourned to June 24, 2013, July 17, 2013, July 24, 2013 and July 26, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
4,661,572	254,384	435,370

K. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Opportunity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013.

The Portfolio designated and paid approximately $25,601,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman, J Street Cup Golf Charity, Trustee Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013)	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex; Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014).
Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIOPPANN
809318 Exp 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Opportunity Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
U.S. Privacy Policy	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Opportunity Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

Global Opportunity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
Global Opportunity Portfolio Class I	$1,000.00	$1,365.90	$1,019.00	$7.33	*	$6.26	*	1.23%
Global Opportunity Portfolio Class A@	1,000.00	1,363.80	1,017.19	9.47	*	8.08	*	1.59
Global Opportunity Portfolio Class L	1,000.00	1,363.40	1,017.09	9.59	*	8.19	*	1.61
Global Opportunity Portfolio Class IS	1,000.00	1,183.50	1,011.20	3.78	**	3.48	**	1.18

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 107/365 (to reflect the actual days in the period).

***  Annualized.

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

Global Opportunity Portfolio

The Global Opportunity Portfolio seeks long-term capital appreciation by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the Morgan Stanley Capital International (MSCI) All Country World Index.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 40.12%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the MSCI All Country World Index (the "Index"), which returned 22.80%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  Global equity performance in 2013 was driven by strong results in the developed world, which continued to benefit from accommodative monetary policy, along with signs of more sustainable economic progress in the U.S. and stabilization in the eurozone. By comparison, emerging market equities languished. Uncertainties about a slowdown in China's economy, the negative implications of the expected tapering of U.S. quantitative easing, and pockets of regional and country-specific political conflict were among the factors weighing on investor sentiment for the asset class.

•  The information technology sector contributed nearly all of the Portfolio's relative gain during the period. Performance was led by a position in a U.S. online social networking company.

•  Stock selection and an overweight in the consumer discretionary sector also buoyed relative performance. A holding in an after-school tutoring services provider based in China added the most to relative performance in the sector.

•  An underweight in the materials sector was beneficial, as the sector was the Index's worst performing group and the only sector with a negative return for the period. Stock selection in materials also aided performance, with strong results from a holding in a U.S. agriculture products company.

•  Detracting from relative performance was stock selection in the consumer staples sector, where exposure to a liquor producer in China (which is not represented in the Index) dampened performance.i

•  Performance in the financials sector was disadvantageous too, with weak stock selection overwhelming a modest relative gain from an underweight there.

•  No exposure to the health care sector was unfavorable to relative returns, as the sector was among the best performing groups in the Index during the period.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

i  To gain exposure to the stock, the Portfolio utilized a P-note (participation note), which is intended to mirror the performance of the underlying stock. There is no leverage associated with P-notes.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 30, 2008.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+, L and IS shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Global Opportunity Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	40.12%	27.43%	—	10.00%
MSCI All Country World Index	22.80	14.92	—	3.18
Lipper Global Multi-Cap Growth Funds Index	25.75	16.77	—	4.37
Portfolio — Class A+ Shares w/o sales charges(4)	39.80	—	—	20.29
Portfolio — Class A+ Shares with maximum 5.25% sales charges(4)	32.41	—	—	18.50
MSCI All Country World Index	22.80	—	—	14.09
Lipper Global Multi-Cap Growth Funds Index	25.75	—	—	14.40
Portfolio — Class L Shares w/o sales charges(4)	39.79	26.99	—	9.66
MSCI All Country World Index	22.80	14.92	—	3.18
Lipper Global Multi-Cap Growth Funds Index	25.75	16.77	—	4.37
Portfolio — Class IS Shares w/o sales charges(5)	—	—	—	18.35
MSCI All Country World Index	—	—	—	8.05
Lipper Global Multi-Cap Growth Funds Index	—	—	—	9.39

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year ar not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate. The Distributor has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis.

(4)  On May 21, 2010 Class C and Class I shares of Van Kampen Global Growth Fund ("the Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Global Growth Portfolio ("the Portfolio"), respectively. Class L and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class C and I shares of the Predecessor Fund commenced operations on May 30, 2008. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010. In October 2010, the Morgan Stanley Global Growth Portfolio changed its name to the Morgan Stanley Global Opportunity Portfolio.

(5)  Commenced offering on September 13, 2013.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	30.1%
Internet Software & Services	25.9
Information Technology Services	12.8
Internet & Catalog Retail	10.2
Hotels, Restaurants & Leisure	8.4
Diversified Consumer Services	7.6
Beverages	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

Global Opportunity Portfolio

	Shares	Value (000)
Common Stocks (94.1%)
Australia (0.0%)
AET&D Holdings No. 1 Ltd. (a)(b)(c)	36,846	$—
Belgium (1.4%)
Anheuser-Busch InBev N.V.	1,519	162
Brazil (2.5%)
CETIP SA - Mercados Organizados	29,448	302
Canada (3.2%)
Brookfield Asset Management, Inc., Class A	4,840	188
Brookfield Infrastructure Partners LP	4,759	187
		375
China (9.7%)
Autohome, Inc. ADR (a)	3,970	145
Baidu, Inc. ADR (a)	1,532	273
New Oriental Education & Technology Group, Inc. ADR	9,495	299
Qihoo 360 Technology Co., Ltd. ADR (a)	5,355	439
		1,156
Denmark (4.6%)
DSV A/S	16,587	544
Hong Kong (1.8%)
Louis XIII Holdings Ltd.	211,620	213
India (4.7%)
Adani Ports and Special Economic Zone	89,452	225
Jubilant Foodworks Ltd. (a)	15,296	314
Nestle India Ltd.	264	23
		562
Italy (1.2%)
Prada SpA (d)	16,200	144
Japan (1.4%)
Calbee, Inc.	6,900	167
Korea, Republic of (5.7%)
Hotel Shilla Co., Ltd. (a)	4,263	269
NAVER Corp. (a)	588	403
		672
South Africa (3.1%)
Naspers Ltd., Class N	3,567	373
Switzerland (1.4%)
Kuehne & Nagel International AG (Registered)	1,221	160
United Kingdom (4.3%)
Burberry Group PLC	13,648	343
Intertek Group PLC	3,263	170
		513
United States (49.1%)
Amazon.com, Inc. (a)	2,117	844
Cognizant Technology Solutions Corp., Class A (a)	3,060	309
Facebook, Inc., Class A (a)	14,656	801
Google, Inc., Class A (a)	631	707
Greenlight Capital Re Ltd., Class A (a)	5,935	200
Luxoft Holding, Inc. (a)	13,798	524
Mastercard, Inc., Class A	432	361
	Shares	Value (000)
Monsanto Co.	1,695	$198
MSCI, Inc. (a)	3,787	166
Priceline.com, Inc. (a)	305	354
TAL Education Group ADR (a)	27,267	600
Twitter, Inc. (a)	4,328	275
Visa, Inc., Class A	1,412	314
Wynn Resorts Ltd.	961	187
		5,840
Total Common Stocks (Cost $6,362)		11,183
Preferred Stock (0.4%)
India (0.4%)
Flipkart Online Services Pvt Ltd. Series D (a)(b)(c)(e) (acquisition cost — $51; acquired 10/4/13) (Cost $51)	2,242	53
Convertible Preferred Stock (0.0%)
China (0.0%)
Youku Tudou, Inc., Class A (a)(b)(c)(e) (acquisition cost — $@; acquired 9/16/10) (Cost —@)	9	—	@
Participation Notes (3.5%)
China (3.5%)
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 2/20/14	14,080	299
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 3/4/21	5,750	122
Total Participation Notes (Cost $505)		421
	Notional Amount
Call Options Purchased (0.1%)
Foreign Currency Options (0.1%)
USD/CNY December 2014 @ CNY 6.50	134,154	—	@
USD/CNY December 2014 @ CNY 6.50	1,665,755	3
USD/CNY December 2014 @ CNY 6.50	1,869,554	3
Total Call Options Purchased (Cost $12)		6
	Shares
Short-Term Investment (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $88)	88,371	88
Total Investments (98.8%) (Cost $7,018)		11,751
Other Assets in Excess of Liabilities (1.2%)		137
Net Assets (100.0%)		$11,888

(a)  Non-income producing security.

(b)  At December 31, 2013, the Portfolio held fair valued securities valued at approximately $53,000, representing 0.4% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Global Opportunity Portfolio

(c)  Security has been deemed illiquid at December 31, 2013.

(d)  Security trades on the Hong Kong exchange.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2013 amounts to approximately $53,000 and represents 0.4% of net assets.

@  Value is less than $500.

ADR  American Depositary Receipt.

CNY  Chinese Yuan Renminbi

USD  United States Dollar

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $6,930)	$11,663
Investment in Security of Affiliated Issuer, at Value (Cost $88)	88
Total Investments in Securities, at Value (Cost $7,018)	11,751
Foreign Currency, at Value (Cost $—@)	—	@
Cash	2
Receivable for Investments Sold	100
Due from Adviser	41
Dividends Receivable	3
Tax Reclaim Receivable	2
Receivable from Affiliate	—	@
Other Assets	19
Total Assets	11,918
Liabilities:
Payable for Professional Fees	6
Payable for Transfer Agent Fees	4
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A*	2
Payable for Transfer Agent Fees — Class L	—	@
Payable for Sub Transfer Agency Fees	4
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A*	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Deferred Capital Gain Country Tax	4
Payable for Administration Fees	1
Payable for Directors' Fees and Expenses	1
Payable for Custodian Fees	—	@
Payable for Shareholder Services Fees — Class A*	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	7
Total Liabilities	30
Net Assets	$11,888
Net Assets Consist Of:
Paid-in-Capital	$6,883
Accumulated Net Investment Loss	(—	@)
Accumulated Net Realized Gain	276
Unrealized Appreciation (Depreciation) on:
Investments (Net of approximately $4 Deferred Capital Gain Country Tax)	4,729
Foreign Currency Translations	—	@
Net Assets	$11,888

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2013 (000)
CLASS I:
Net Assets	$7,293
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	534,483
Net Asset Value, Offering and Redemption Price Per Share	$13.65
CLASS A*:
Net Assets	$4,057
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	300,973
Net Asset Value, Redemption Price Per Share	$13.48
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$0.75
Maximum Offering Price Per Share	$14.23
CLASS L:
Net Assets	$527
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	39,396
Net Asset Value, Offering and Redemption Price Per Share	$13.38
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	805
Net Asset Value, Offering and Redemption Price Per Share	$13.65

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $7 of Foreign Taxes Withheld)	$102
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	102
Expenses:
Professional Fees	107
Advisory Fees (Note B)	91
Registration Fees	36
Transfer Agency Fees (Note E)	25
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A* (Note E)	2
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class IS (Note E)	—	@
Shareholder Reporting Fees	22
Custodian Fees (Note F)	17
Administration Fees (Note C)	8
Sub Transfer Agency Fees	7
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A*	—	@
Sub Transfer Agency Fees — Class L	—	@
Shareholder Services Fees — Class A* (Note D)	9
Distribution and Shareholder Services Fees — Class L (Note D)	3
Pricing Fees	5
Directors' Fees and Expenses	1
Other Expenses	17
Total Expenses	351
Expenses Reimbursed by Adviser (Note B)	(122)
Waiver of Advisory Fees (Note B)	(91)
Distribution Fees — Class L Shares Waived (Note D)	(2)
Reimbursement of Class Specific Expenses — Class A* (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(—	@)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	135
Net Investment Loss	(33)
Realized Gain (Loss):
Investments Sold	1,191
Foreign Currency Transactions	(1)
Net Realized Gain	1,190
Change in Unrealized Appreciation (Depreciation):
Investments (Net of increase in Deferred Capital Gain Country Tax of approximately $2)	2,357
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	2,357
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	3,547
Net Increase in Net Assets Resulting from Operations	$3,514

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(33)		$(4)
Net Realized Gain	1,190		822
Net Change in Unrealized Appreciation (Depreciation)	2,357		300
Net Increase in Net Assets Resulting from Operations	3,514		1,118
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(730)		(220)
Class A*:
Net Realized Gain	(289)		(4)
Class H@@@:
Net Realized Gain	(98	)**	(164)
Class L:
Net Realized Gain	(51)		(16)
Class IS:
Net Realized Gain	(1	)***	—
Total Distributions	(1,169)		(404)
Capital Share Transactions:(1)
Class I:
Subscribed	717		1,675
Distributions Reinvested	93		18
Redeemed	(60)		(5,439)
Class A*:
Subscribed	237		89
Distributions Reinvested	288		3
Conversion from Class H	3,201		—
Redeemed	(182)		(15)
Class H@@@:
Subscribed	5	**	45
Distributions Reinvested	97	**	161
Conversion to Class A	(3,201)		—
Redeemed	(1,340	)**	(1,082)
Class L:
Subscribed	26		112
Distributions Reinvested	37		12
Redeemed	(33)		(256)
Class IS:
Subscribed	10	***	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(105)		(4,677)
Total Increase (Decrease) in Net Assets	2,240		(3,963)
Net Assets:
Beginning of Period	9,648		13,611
End of Period (Including Accumulated Undistributed Net Investment Income (Loss) of $(—@) and $1)	$11,888		$9,648

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	64	153
Shares Issued on Distributions Reinvested	7	2
Shares Redeemed	(4)	(504)
Net Increase (Decrease) in Class I Shares Outstanding	67	(349)
Class A*:
Shares Subscribed	18	8
Shares Issued on Distributions Reinvested	22	— @@
Conversion from Class H	268	—
Shares Redeemed	(15)	(1)
Net Increase in Class A* Shares Outstanding	293	7
Class H@@@:
Shares Subscribed	1 **	4
Shares Issued on Distributions Reinvested	9 **	15
Conversion to Class A	(268)	—
Shares Redeemed	(124)**	(100)
Net Decrease in Class H Shares Outstanding	(382)	(81)
Class L:
Shares Subscribed	2	10
Shares Issued on Distributions Reinvested	3	1
Shares Redeemed	(3)	(24)
Net Increase (Decrease) in Class L Shares Outstanding	2	(13)
Class IS:
Shares Subscribed	1 ***	—
Net Increase in Class IS Shares Outstanding	1	—

@@  Amount is less than 500 shares.

@@@  Effective September 9, 2013, Class H shares converted into Class A shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Opportunity Portfolio

	Class I**
	Year Ended December 31,					Period from April 1, 2010 to December 31,		Year Ended March 31,	Period from May 30, 2008^ to March 31,
Selected Per Share Data and Ratios	2013	2012		2011		2010		2010	2009
Net Asset Value, Beginning of Period	$10.84	$10.26		$11.58		$9.53		$5.08	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.02)	0.01		0.02		(0.00	)‡	0.01	(0.02)
Net Realized and Unrealized Gain (Loss)	4.21	1.01		(0.57)		2.05		4.47	(4.90)
Total from Investment Operations	4.19	1.02		(0.55)		2.05		4.48	(4.92)
Distributions from and/or in Excess of:
Net Investment Income	—	—		—		—		(0.03)	—
Net Realized Gain	(1.38)	(0.44)		(0.77)		—		—	—
Total Distributions	(1.38)	(0.44)		(0.77)		—		(0.03)	—
Redemption Fees	—	—		0.00	‡	—		—	—
Net Asset Value, End of Period	$13.65	$10.84		$10.26		$11.58		$9.53	$5.08
Total Return++	40.12%	9.99%		(4.90)%		21.51	%#	88.32%	(49.20	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$7.3	$5.1		$8.4		$5.4		$5.6	$2.3
Ratio of Expenses to Average Net Assets (1)	1.24%+	1.25	%+††	1.25	%+††	1.25	%+††*	1.25%	1.25	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A		1.07	%+††*	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.21)%+	0.06	%+††	0.13	%+††	(0.01	)%+††*	0.09%	(0.34	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%††§	0.01	%††*	N/A	N/A
Portfolio Turnover Rate	38%	33%		39%		19	%#	17%	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.36%	2.57	%††	2.92	%††	2.77	%+††*	4.51%	12.66	%*
Net Investment Loss to Average Net Assets	(2.33)%	(1.26	)%††	(1.54	)%††	(1.53	)%+††*	(3.17)%	(11.75	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the period ended December 31, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Opportunity Portfolio

	Class A@
	Year Ended December 31,						Period from May 21, 2010^ to December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010
Net Asset Value, Beginning of Period	$10.75		$10.21		$11.56		$8.62
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.15)		(0.02)		(0.01)		(0.06)
Net Realized and Unrealized Gain (Loss)	4.26		1.00		(0.57)		3.00
Total from Investment Operations	4.11		0.98		(0.58)		2.94
Distributions from and/or in Excess of:
Net Realized Gain	(1.38)		(0.44)		(0.77)		—
Redemption Fees	—		—		0.00	‡	—
Net Asset Value, End of Period	$13.48		$10.75		$10.21		$11.56
Total Return++	39.80%		9.65%		(5.16)%		34.11	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,057		$87		$10		$11
Ratio of Expenses to Average Net Assets (1)	1.59	%+^^	1.50	%+††	1.50	%+††	1.53	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		0.87	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.15	)%+	(0.19	)%+††	(0.12	)%+††	(0.89	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%††§	0.00	%††§	0.01	%*
Portfolio Turnover Rate	38%		33%		39%		19	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.93%		2.82	%††	3.17	%††	4.52	%+*
Net Investment Loss to Average Net Assets	(3.49)%		(1.51	)%††	(1.79	)%††	(3.88	)%+*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Opportunity Portfolio

	Class L**
	Year Ended December 31,						Period from April 1, 2010 to December 31,		Year Ended March 31,	Period from May 30, 2008^ to March 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2010	2009
Net Asset Value, Beginning of Period	$10.68		$10.15		$11.50		$9.48		$5.08	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.07)		(0.03)		(0.02)		(0.04)		(0.09)	(0.02)
Net Realized and Unrealized Gain (Loss)	4.15		1.00		(0.56)		2.06		4.51	(4.90)
Total from Investment Operations	4.08		0.97		(0.58)		2.02		4.42	(4.92)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.02)	—
Net Realized Gain	(1.38)		(0.44)		(0.77)		—		—	—
Total Distributions	(1.38)		(0.44)		(0.77)		—		(0.02)	—
Redemption Fees	—		—		0.00	‡	—		—	—
Net Asset Value, End of Period	$13.38		$10.68		$10.15		$11.50		$9.48	$5.08
Total Return++	39.79%		9.61%		(5.19)%		21.31	%#	87.08%	(49.20	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$0.5		$0.4		$0.5		$0.7		$1.4	$0.1
Ratio of Expenses to Average Net Assets (1)	1.58	%+^^	1.55	%+††	1.55	%+††	2.09	%+††*	2.11%	1.31	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		1.91	%+††*	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.57	)%+	(0.24	)%+††	(0.17	)%+††	(0.85	)%+††*	(1.03)%	(0.39	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%††§	0.00	%††§	0.01	%††*	N/A	N/A
Portfolio Turnover Rate	38%		33%		39%		19	%#	17%	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.23%		3.32	%††	3.67	%††	3.61	%+††*	5.37%	12.85	%*
Net Investment Loss to Average Net Assets	(3.22)%		(2.01	)%††	(2.29	)%††	(2.37	)%+††*	(4.29)%	(11.93	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the period ended December 31, 2010 and prior years reflect the historical per share data of Class C shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$12.43
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.03)
Net Realized and Unrealized Gain	2.27
Total from Investment Operations	2.24
Distributions from and/or in Excess of:
Net Realized Gain	(1.02)
Net Asset Value, End of Period	$13.65
Total Return++	18.35	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses to Average Net Assets (1)	1.18	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.74	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	38	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	8.44	%*
Net Investment Loss to Average Net Assets	(8.00	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.18% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Opportunity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which

Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Beverages	$162	$—	$—		$162
Capital Markets	302	—	—		302
Chemicals	198	—	—		198
Diversified Consumer Services	899	—	—		899
Diversified Financial Services	166	—	—		166
Electric Utilities	187	—	—	†	187
Food Products	190	—	—		190
Hotels, Restaurants & Leisure	983	—	—		983
Information Technology Services	1,508	—	—		1,508
Insurance	200	—	—		200
Internet & Catalog Retail	1,198	—	—		1,198
Internet Software & Services	3,043	—	—		3,043
Marine	160	—	—		160
Media	373	—	—		373
Professional Services	170	—	—		170
Real Estate Management & Development	188	—	—		188
Road & Rail	544	—	—		544
Textiles, Apparel & Luxury Goods	487	—	—		487

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Transportation Infrastructure	$225	$—	$—		$225
Total Common Stocks	11,183	—	—	†	11,183
Preferred Stock	—	—	53		53
Convertible Preferred Stock	—	—	—	@	—	@
Participation Notes	—	421	—		421
Call Options Purchased	—	6	—		6
Short-Term Investment — Investment Company	88	—	—		88
Total Assets	$11,271	$427	$53	†	$11,751

@  Value is less than $500.

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $2,274,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Convertible Preferred Stock (000)		Preferred Stock (000)
Beginning Balance	$—	†	$9		$—
Purchases	—		—		51
Sales	—		—		—
Amortization of discount	—		—		—
Transfers in	—		—		—
Transfers out	—		—		—
Change in unrealized appreciation/ depreciation	—		69		2
Realized gains (losses)	—		(78)		—
Ending Balance	$—	†	$—	@	$53
Net change in unrealized appreciation/ depreciation from investments still held as of December 31, 2013	$—		$—	@	$2

†  Includes one security which is valued at zero.

@  Value is less than $500.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2013.

	Fair Value at December 31, 2013 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Internet & Catalog Retail
Preferred Stock	$53	Market Transaction Method	Precedent Transaction of Preferred Stock	$22.947		$22.947		$22.947		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.1	x	7.5	x	5.7	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such a as security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$6	+

+ Amounts are included in Investments in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(6	)++

++ Amounts are included in Investments in the Statement of Operations.

At December 31, 2013, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivative	Assets(a) (000)	Liabilities(a) (000)
Options Purchased	$6	—

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The following table presents derivatives financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than 0) (000)
Royal Bank of Scotland	$6	—	—	$6

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:

Average monthly notional amount	306,000

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.90%	0.85%	0.80%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate/reimbursement) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares, 1.50% for Class A shares and 1.55% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60%, 1.65% and 1.18% for Class A, Class L and Class IS shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $91,000 of advisory fees were waived and approximately $123,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year the 12b-1 fees on Class L shares of the Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2013, this waiver amounted to approximately $2,000.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $3,752,000 and $5,283,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2013 (000)
$39	$3,236	$3,187	$—	@	$88

@ Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$25	$1,144	—	$405

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and partnerships, a non-taxable dividend adjustment to income and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$32	$(18)	$(14)

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$54	$241

At December 31, 2013, the aggregate cost for Federal income tax purposes is $7,037,000. The aggregate gross unrealized appreciation is $4,871,000 and the aggregate gross unrealized depreciation is $157,000 resulting in net unrealized appreciation of $4,714,000.

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 32% and 31%, for Class A and Class L shares, respectively.

J. Results of Special Shareholder Meeting (unaudited): On June 5, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
127,024	16,325	18,294

K. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Opportunity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013. For corporate shareholders, 33.1% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $1,144,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2013. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $25,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital, LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JPMorgan Fund Complex.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, New York 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGOANN
809461 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Advantage Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Federal Tax Notice	25
U.S. Privacy Policy	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Advantage Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

Advantage Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
Advantage Portfolio Class I	$1,000.00	$1,257.50	$1,019.96	$5.92	*	$5.30	*	1.04%
Advantage Portfolio Class A@	1,000.00	1,255.10	1,018.40	7.67	*	6.87	*	1.35
Advantage Portfolio Class L	1,000.00	1,256.40	1,019.76	6.14	*	5.50	*	1.08
Advantage Portfolio Class IS	1,000.00	1,151.50	1,011.70	3.19	**	2.98	**	1.01

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 107/365 (to reflect the actual days in the period).

***  Annualized.

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

Advantage Portfolio

The Advantage Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 37.11%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 33.48%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  U.S. stocks turned in a strong performance for the year ended December 31, 2013. As in 2012, the expectation that accommodative monetary policy by the U.S. Federal Reserve (Fed) would continue for some time helped drive the prices of risky assets including stocks higher in 2013. However, as the U.S. economy began to look stronger, the Fed started signaling its intention to reduce the pace of its asset purchase program (known as quantitative easing or QE) if economic data warranted. Uncertainty as to the timing and magnitude of this tapering led to volatility across the capital markets. When the Fed unexpectedly left its QE program intact after its September meeting, stocks rallied strongly. The market's advance paused in October, disrupted by a partial government shutdown and political gridlock over whether to raise the debt ceiling, but resumed in the final months of the period on expectations — and later confirmation by the Fed — that QE tapering would begin in 2014.

•  The Portfolio's relative outperformance was driven almost entirely by the technology sector, where stock selection and an underweight were both additive. Performance was led by a holding in an online social networking company.

•  Stock selection and an overweight in the financial services sector also boosted relative performance. Here, a holding in a credit card and transaction processing company was the top contributor.

•  The Portfolio's zero exposure to the materials and processing sector was beneficial as well.

•  Detractors from relative performance included stock selection and an underweight in producer durables.

Although most of the Fund's holdings performed well, a lack of exposure to strong-performing areas such as aerospace and diversified manufacturing operations dampened relative returns.

•  Stock selection in the consumer discretionary sector resulted in relative losses, with a position in a weight loss products and services company the main laggard. This position was eliminated during the year to fund other investments that we believe had more favorable risk/reward.

•  Stock selection in health care was favorable to performance but the relative gain was more than offset by the negative impact of an underweight in the sector.

Management Strategies

•  We look for high-quality growth companies that have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment for Class I shares

**  Commenced Operations on June 30, 2008.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+, L and IS shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).
4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Advantage Portfolio

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	37.11%	24.71%	—	12.11%
Russell 1000® Growth Index	33.48	20.39	—	10.26
Lipper Large-Cap Growth Funds Index	35.41	19.43	—	8.77
Portfolio — Class A+ Shares w/o sales charges(4)	36.65	—	—	21.44
Portfolio — Class A+ Shares with maximum 5.25% sales charges(4)	29.44	—	—	19.63
Russell 1000® Growth Index	33.48	—	—	19.29
Lipper Large-Cap Growth Funds Index	35.41	—	—	18.17
Portfolio — Class L Shares w/o sales charges(4)	36.97	24.59	—	11.96
Russell 1000® Growth Index	33.48	20.39	—	10.26
Lipper Large-Cap Growth Funds Index	35.41	19.43	—	8.77
Portfolio — Class IS Shares w/o sales charges(5)	—	—	—	15.15
Russell 1000® Growth Index	—	—	—	11.03
Lipper Large-Cap Growth Funds Index	—	—	—	11.82

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate. The Distributor has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Portfolio to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis.

(4)  On May 21, 2010 Class C and Class I shares of Van Kampen Core Growth Fund ("the Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Advantage Portfolio ("the Portfolio"), respectively. Class L and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class C and I shares of the Predecessor Fund commenced operations on June 30, 2008. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	34.4%
Computer Services, Software & Systems	19.3
Diversified Retail	11.2
Consumer Lending	9.6
Pharmaceuticals	8.5
Restaurants	5.9
Textiles Apparel & Shoes	5.7
Beverage: Soft Drinks	5.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

Advantage Portfolio

	Shares	Value (000)
Common Stocks (95.1%)
Asset Management & Custodian (1.5%)
Eurazeo SA (France)	4,175	$327
Beverage: Soft Drinks (5.4%)
Dr. Pepper Snapple Group, Inc.	10,192	497
Monster Beverage Corp. (a)	3,571	242
PepsiCo, Inc.	5,124	425
		1,164
Commercial Services (2.7%)
eBay, Inc. (a)	5,180	284
Intertek Group PLC (United Kingdom)	5,978	312
		596
Communications Technology (2.9%)
Motorola Solutions, Inc.	9,208	622
Computer Services, Software & Systems (19.2%)
Cognizant Technology Solutions Corp., Class A (a)	2,193	221
Facebook, Inc., Class A (a)	32,192	1,760
Google, Inc., Class A (a)	1,459	1,635
Twitter, Inc. (a)	8,891	566
		4,182
Computer Technology (3.0%)
Apple, Inc.	1,154	647
Consumer Lending (9.6%)
Berkshire Hathaway, Inc., Class B (a)	3,928	466
Mastercard, Inc., Class A	1,019	851
Visa, Inc., Class A	3,466	772
		2,089
Diversified Media (3.0%)
McGraw Hill Financial, Inc.	4,097	320
Naspers Ltd., Class N (South Africa)	3,186	333
		653
Diversified Retail (11.2%)
Amazon.com, Inc. (a)	4,390	1,751
Dollar Tree, Inc. (a)	8,293	468
Moncler SpA (Italy) (a)	10,037	218
		2,437
Financial Data & Systems (2.9%)
MSCI, Inc. (a)	7,019	307
Verisk Analytics, Inc., Class A (a)	4,847	318
		625
Foods (4.2%)
McCormick & Co., Inc.	6,033	416
Nestle SA ADR (Switzerland)	6,830	502
		918
Insurance: Property-Casualty (4.5%)
Arch Capital Group Ltd. (a)	4,853	290
Progressive Corp. (The)	25,444	694
		984
	Shares	Value (000)
Pharmaceuticals (8.5%)
Abbott Laboratories	13,453	$516
Mead Johnson Nutrition Co.	9,605	804
Valeant Pharmaceuticals International, Inc. (Canada) (a)	4,436	521
		1,841
Recreational Vehicles & Boats (2.5%)
Edenred (France)	16,104	539
Restaurants (5.9%)
Dunkin' Brands Group, Inc.	6,398	309
Panera Bread Co., Class A (a)	1,590	281
Starbucks Corp.	8,960	702
		1,292
Scientific Instruments: Gauges & Meters (2.5%)
Thermo Fisher Scientific, Inc.	4,944	550
Textiles Apparel & Shoes (5.6%)
Burberry Group PLC (United Kingdom)	9,601	241
Carter's, Inc.	3,982	286
Christian Dior SA (France)	3,708	700
		1,227
Total Common Stocks (Cost $14,487)		20,693
	Notional Amount
Call Options Purchased (0.1%)
Foreign Currency Options (0.1%)
USD/CNY December 2014 @ CNY 6.50	233,898	—	@
USD/CNY December 2014 @ CNY 6.50	2,895,653	5
USD/CNY December 2014 @ CNY 6.50	3,294,474	6
Total Call Options Purchased (Cost $20)		11
	Shares
Short-Term Investment (4.5%)
Investment Company (4.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $992)	991,626	992
Total Investments (99.7%) (Cost $15,499)		21,696
Other Assets in Excess of Liabilities (0.3%)		69
Net Assets (100.0%)		$21,765

(a)  Non-income producing security.

@  Value is less than $500.

ADR  American Depositary Receipt.

CNY  Chinese Yuan Renminbi

USD  United States Dollar

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $14,507)	$20,704
Investment in Security of Affiliated Issuer, at Value (Cost $992)	992
Total Investments in Securities, at Value (Cost $15,499)	21,696
Foreign Currency, at Value (Cost $—@)	—	@
Due from Adviser	27
Receivable for Investments Sold	26
Dividends Receivable	17
Tax Reclaim Receivable	4
Receivable for Portfolio Shares Sold	1
Receivable from Affiliate	—	@
Other Assets	17
Total Assets	21,788
Liabilities:
Payable for Professional Fees	6
Payable for Custodian Fees	5
Payable for Investments Purchased	5
Payable for Sub Transfer Agency Fees	2
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A*	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Portfolio Shares Redeemed	1
Payable for Administration Fees	1
Payable for Directors' Fees and Expenses	1
Payable for Shareholder Services Fees — Class A*	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	—	@
Total Liabilities	23
Net Assets	$21,765
Net Assets Consist Of:
Paid-in-Capital	$15,272
Accumulated Undistributed Net Investment Income	10
Accumulated Net Realized Gain	286
Unrealized Appreciation (Depreciation) on:
Investments	6,197
Foreign Currency Translations	—	@
Net Assets	$21,765

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2013 (000)
CLASS I:
Net Assets	$14,712
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	896,703
Net Asset Value, Offering and Redemption Price Per Share	$16.41
CLASS A*:
Net Assets	$3,134
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	191,735
Net Asset Value, Redemption Price Per Share	$16.34
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$0.91
Maximum Offering Price Per Share	$17.25
CLASS L:
Net Assets	$3,908
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	237,936
Net Asset Value, Offering and Redemption Price Per Share	$16.42
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	685
Net Asset Value, Offering and Redemption Price Per Share	$16.41

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Advantage Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $7 of Foreign Taxes Withheld)	$188
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	189
Expenses:
Advisory Fees (Note B)	125
Professional Fees	110
Registration Fees	61
Custodian Fees (Note F)	26
Shareholder Services Fees — Class A* (Note D)	7
Distribution and Shareholder Services Fees — Class L (Note D)	14
Shareholder Reporting Fees	17
Administration Fees (Note C)	13
Transfer Agency Fees (Note E)	9
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A* (Note E)	1
Transfer Agency Fees — Class L (Note E)	—	@
Transfer Agency Fees — Class IS (Note E)	—	@
Sub Transfer Agency Fees	5
Sub Transfer Agency Fees — Class I	1
Sub Transfer Agency Fees — Class A*	—	@
Sub Transfer Agency Fees — Class L	—	@
Pricing Fees	5
Directors' Fees and Expenses	1
Other Expenses	18
Total Expenses	413
Waiver of Advisory Fees (Note B)	(125)
Expenses Reimbursed by Adviser (Note B)	(90)
Distribution Fees — Class L Shares Waived (Note D)	(14)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Waiver of Transfer Agency Fees — Class IS (Note E)	(—	@)
Net Expenses	183
Net Investment Income	6
Realized Gain:
Investments Sold	781
Foreign Currency Transactions	1
Net Realized Gain	782
Change in Unrealized Appreciation (Depreciation):
Investments	4,685
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	4,685
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	5,467
Net Increase in Net Assets Resulting from Operations	$5,473

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6		$124
Net Realized Gain	782		972
Net Change in Unrealized Appreciation (Depreciation)	4,685		358
Net Increase in Net Assets Resulting from Operations	5,473		1,454
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—		(71)
Net Realized Gain	(472)		(503)
Class A*:
Net Investment Income	—		(— @)
Net Realized Gain	(73)		(1)
Class H**:
Net Investment Income	—		(22)
Net Realized Gain	(28	)***	(209)
Class L:
Net Investment Income	—		(5)
Net Realized Gain	(98)		(35)
Class IS:
Net Realized Gain	(—	@)@@	—
Total Distributions	(671)		(846)
Capital Share Transactions:(1)
Class I:
Subscribed	2,820		750
Distributions Reinvested	225		185
Redeemed	(324)		(198)
Class A*:
Subscribed	269		—
Distributions Reinvested	73		—
Conversion from Class H	2,456		—
Redeemed	(87)		—
Class H**:
Subscribed	259	***	3,052
Distributions Reinvested	28	***	222
Conversion to Class A	(2,456	)***	—
Redeemed	(1,896	)***	(591)
Class L:
Subscribed	3,193		537
Distributions Reinvested	88		25
Redeemed	(688)		(51)
Class IS:
Subscribed	10	@@	—
Net Increase in Net Assets Resulting from Capital Share Transactions	3,970		3,931
Total Increase in Net Assets	8,772		4,539
Net Assets:
Beginning of Period	12,993		8,454
End of Period (Including Undistributed Net Investment Income of $10 and $4)	$21,765		$12,993

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	211		57
Shares Issued on Distributions Reinvested	15		15
Shares Redeemed	(22)		(15)
Net Increase in Class I Shares Outstanding	204		57
Class A*:
Shares Subscribed	20		—
Shares Issued on Distributions Reinvested	5		—
Conversion from Class H	172		—
Shares Redeemed	(6)		—
Net Increase in Class A Shares Outstanding	191		—
Class H**:
Shares Subscribed	20	***	237
Shares Issued on Distributions Reinvested	2	***	18
Conversion to Class A	(172	)***	—
Shares Redeemed	(146	)***	(47)
Net Increase (Decrease) in Class H Shares Outstanding	(296)		208
Class L:
Shares Subscribed	222		42
Shares Issued on Distributions Reinvested	6		2
Shares Redeemed	(48)		(4)
Net Increase in Class L Shares Outstanding	180		40
Class IS:
Shares Subscribed	1	@@	—

@  Amount is less than $500.

@@  For the period September 13, 2013 through December 31, 2013.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  Effective September 9, 2013, Class H shares converted into Class A shares.

***  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Advantage Portfolio

	Class I**
	Year Ended December 31,					Period from September 1, 2010 to December 31,		Year Ended August 31,
Selected Per Share Data and Ratios	2013	2012		2011		2010		2010	2009
Net Asset Value, Beginning of Period	$12.40	$11.38		$10.87		$9.15		$7.97	$9.55
Income (Loss) from Investment Operations:
Net Investment Income†	0.01	0.14		0.04		0.01		0.04	0.03
Net Realized and Unrealized Gain (Loss)	4.54	1.72		0.54		1.74		1.19	(1.50)
Total from Investment Operations	4.55	1.86		0.58		1.75		1.23	(1.47)
Distributions from and/or in Excess of:
Net Investment Income	—	(0.10)		(0.07)		(0.03)		(0.05)	(0.11)
Net Realized Gain	(0.54)	(0.74)		—		—		—	—
Total Distributions	(0.54)	(0.84)		(0.07)		(0.03)		(0.05)	(0.11)
Net Asset Value, End of Period	$16.41	$12.40		$11.38		$10.87		$9.15	$7.97
Total Return++	37.11%	16.38%		5.33%		19.30	%#	15.34%	(15.05)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,712	$8,595		$7,239		$5,015		$4,223	$3,667
Ratio of Expenses to Average Net Assets (1)	1.04%+	1.05	%+††	1.05	%+††	1.02	%+††*	1.05%	1.05%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A		0.25	%+††*	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (1)	0.11%+	1.08	%+††	0.39	%+††	0.42	%+††*	0.49%	0.49%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%††§	0.00	%††§	0.03	%††*	N/A	N/A
Portfolio Turnover Rate	36%	50%		28%		33	%#	32%	14%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.33%	2.34	%††	3.43	%††	3.49	%+††*	4.49%	11.78%
Net Investment Loss to Average Net Assets	(1.18)%	(0.21	)%††	(1.99	)%††	(2.05	)%+††*	(2.95)%	(10.24)%

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Advantage Portfolio

	Class A@
	Year Ended December 31,						Period from September 1, 2010 to December 31,		Period from May 21, 2010^ to August 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2010
Net Asset Value, Beginning of Period	$12.39		$11.37		$10.86		$9.15		$9.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.07)		0.11		0.02		0.01		0.01
Net Realized and Unrealized Gain	4.56		1.72		0.53		1.73		0.14
Total from Investment Operations	4.49		1.83		0.55		1.74		0.15
Distributions from and/or in Excess of:
Net Investment Income	—		(0.07)		(0.04)		(0.03)		—
Net Realized Gain	(0.54)		(0.74)		—		—		—
Total Distributions	(0.54)		(0.81)		(0.04)		(0.03)		—
Net Asset Value, End of Period	$16.34		$12.39		$11.37		$10.86		$9.15
Total Return++	36.65%		16.11%		5.07%		19.16	%#	1.56	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,134		$12		$11		$10		$1
Ratio of Expenses to Average Net Assets (1)	1.35	%+^^	1.30	%+††	1.30	%+††	1.29	%+††*	1.30	%††*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		0.52	%+††*	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.44	)%+	0.83	%+††	0.14	%+††	0.15	%+††*	0.27	%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§††	0.00	%§††	0.03	%††*	N/A
Portfolio Turnover Rate	36%		50%		28%		33	%#	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.68%		2.59	%††	3.68	%††	3.76	%+††	2.59	%††*
Net Investment Loss to Average Net Assets	(1.77)%		(0.46	)%††	(2.24	)%††	(2.32	)%+††	(1.02	)%††*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Advantage Portfolio

	Class L**
	Year Ended December 31,					Period from September 1, 2010 to December 31,		Year Ended August 31,
Selected Per Share Data and Ratios	2013	2012		2011		2010		2010	2009
Net Asset Value, Beginning of Period	$12.42	$11.39		$10.89		$9.16		$7.96	$9.54
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.01)	0.13		0.04		0.01		0.04	0.00 ‡
Net Realized and Unrealized Gain (Loss)	4.55	1.74		0.52		1.75		1.19	(1.50)
Total from Investment Operations	4.54	1.87		0.56		1.76		1.23	(1.50)
Distributions from and/or in Excess of:
Net Investment Income	—	(0.10)		(0.06)		(0.03)		(0.03)	(0.08)
Net Realized Gain	(0.54)	(0.74)		—		—		—	—
Total Distributions	(0.54)	(0.84)		(0.06)		(0.03)		(0.03)	(0.08)
Net Asset Value, End of Period	$16.42	$12.42		$11.39		$10.89		$9.16	$7.96
Total Return++	36.97%	16.42%		5.19%		19.20	%#	15.43%	(15.40)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,908	$722		$208		$155		$156	$160
Ratio of Expenses to Average Net Assets (1)	1.08%+^	1.09	%+††	1.09	%+††	1.06	%+††*	1.08%	1.48%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A		0.29	%+††*	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.06)%+	1.04	%+††	0.35	%+††	0.38	%+††*	0.45%	(0.01)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%††§	0.00	%††§	0.03	%††*	N/A	N/A
Portfolio Turnover Rate	36%	50%		28%		33	%#	32%	14%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.10%	3.09	%††	4.18	%††	3.53	%+††*	4.53%	12.27%
Net Investment Loss to Average Net Assets	(2.08)%	(0.96	)%††	(2.74	)%††	(2.09	)%+††*	(3.00)%	(10.80)%

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class C shares of the Predecessor Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.19% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.09% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Advantage Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$14.59
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.01)
Net Realized and Unrealized Gain	2.21
Total from Investment Operations	2.20
Distributions from and/or in Excess of:
Net Realized Gain	(0.38)
Net Asset Value, End of Period	$16.41
Total Return++	15.15	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses to Average Net Assets (1)	1.01	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.25	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	36	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.31	%*
Net Investment Loss to Average Net Assets	(6.55	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.01% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Advantage Portfolio. The Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve the investment objective by investing primarily in established companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which

Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Asset Management & Custodian	$327	$—	$—	$327
Beverage: Soft Drinks	1,164	—	—	1,164
Commercial Services	596	—	—	596
Communications Technology	622	—	—	622
Computer Services, Software & Systems	4,182	—	—	4,182
Computer Technology	647	—	—	647
Consumer Lending	2,089	—	—	2,089
Diversified Media	653	—	—	653
Diversified Retail	2,437	—	—	2,437
Financial Data & Systems	625	—	—	625
Foods	918	—	—	918
Insurance: Property-Casualty	984	—	—	984
Pharmaceuticals	1,841	—	—	1,841
Recreational Vehicles & Boats	539	—	—	539
Restaurants	1,292	—	—	1,292
Scientific Instruments: Gauges & Meters	550	—	—	550
Textiles Apparel & Shoes	1,227	—	—	1,227
Total Common Stocks	20,693	—	—	20,693
Call Options Purchased	—	11	—	11
Short-Term Investments
Investment Company	992	—	—	992
Total Assets	$21,685	$11	$—	$21,696

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $1,092,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Advantage	Convertible Preferred Stock (000)
Beginning Balance	$4
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	28
Realized gains (losses)	(32)
Ending Balance	$—
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2013	$—

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such a as security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$11	+

+ Amounts are included in Investments in the Statement of Assets and Liabilities.

The following table set forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(9	)++

++ Amounts are included in Investments in the Statement of Operations.

At December 31, 2013, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Options Purchased	$11	—

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than 0) (000)
Royal Bank of Scotland	$11	—	—	$11

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	535,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate/reimbursement) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.30% for Class A shares, 1.09% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

average net assets to the maximum ratio of 1.40%, 1.19% and 1.01% for Class A, Class L and Class IS shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $125,000 of advisory fees were waived and approximately $90,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year the 12b-1 fees on Class L shares of the Portfolio to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2013, this waiver amounted to approximately $14,000.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $8,570,000 and $5,788,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$315	$7,376	$6,699	$1	$992

During the year ended December 31, 2013, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

and Distributor, for portfolio transactions executed on behalf of the Portfolio.

From January 1, 2013 to June 30, 2013, the Portfolio incurred less than $500 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$251	$420	$98	$748

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and return of capital distributions received by the Portfolio, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Undistributed Net Investment Income (000)		Accumulated Net Realized Gain (000)			Paid-in- Capital (000)
$—	@	$	(—	@)	—

@ Amount is less than $500.

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$121	$177

At December 31, 2013, the aggregate cost for federal income tax purposes is $15,501,000. The aggregate gross unrealized appreciation is $6,218,000 and the aggregate gross unrealized depreciation is $23,000 resulting in net unrealized appreciation of $6,195,000.

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 22%, 61% and 52%, for Class I, Class A and Class L shares, respectively.

J. Results of Special Shareholder Meeting (unaudited): On June 5, 2013 as adjourned to June 24, 2013 and July 17, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
63,794	0	22,443

K. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Advantage Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013. For corporate shareholders, 34.24% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid $420,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2013. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $191,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of the Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013)	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIADVANN
808478 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Advantage Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Federal Tax Notice	23
U.S. Privacy Policy	24
Director and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Advantage Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

Global Advantage Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Advantage Portfolio Class I	$1,000.00	$1,240.40	$1,018.70	$7.28	$6.56	1.29%
Global Advantage Portfolio Class A@	1,000.00	1,239.20	1,017.04	9.14	8.24	1.62
Global Advantage Portfolio Class L	1,000.00	1,235.60	1,014.57	11.89	10.71	2.11

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

Global Advantage Portfolio

The Global Advantage Portfolio seeks long-term capital appreciation by investing primarily in established companies located throughout the world, with capitalizations within the range of companies included in the Morgan Stanley Capital International (MSCI) All Country World Index.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 29.71%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the MSCI All Country World Index (the "Index"), which returned 22.80%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  Global equity performance in 2013 was driven by strong results in the developed world, which continued to benefit from accommodative monetary policy, along with signs of more sustainable economic progress in the U.S. and stabilization in the eurozone. By comparison, emerging market equities languished. Uncertainties about a slowdown in China's economy, the negative implications of the expected tapering of U.S. quantitative easing, and pockets of regional and country-specific political conflict were among the factors weighing on investor sentiment for the asset class.

•  The information technology sector provided nearly all of the Portfolio's relative gains, with especially strong results from our stock selection and a more modest contribution from an overweight in the sector. A U.S.-based online social networking provider was the most additive holding during the period.

•  An overweight in the consumer discretionary sector, which was the Index's top-performing sector during the period, was favorable as well, although the positive impact was partially offset by relatively weak stock selection.

•  The Portfolio had no exposure to the materials sector, which was beneficial because the sector was the worst-performing group in the Index during the period.

•  Detractors from performance included stock selection in the industrials sector. A position in a multinational conglomerate with businesses focused on the Asia-Pacific region was the most detrimental to performance in the sector.

•  An underweight in the health care sector was disadvantageous as well, as the sector was among the best-performing groups in the Index during the period.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+ and L shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Global Advantage Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	29.71%	—	—	16.92%
MSCI All Country World Index	22.80	—	—	9.93
Lipper Global Multi-Cap Growth Index	25.75	—	—	9.08
Portfolio — Class A+ Shares w/o sales charges(4)	29.48	—	—	16.62
Portfolio — Class A+ Shares with maximum 5.25% sales charges(4)	22.68	—	—	14.56
MSCI All Country World Index	22.80	—	—	9.93
Lipper Global Multi-Cap Growth Index	25.75	—	—	9.08
Portfolio — Class L Shares w/o sales charges(4)	28.78	—	—	16.04
MSCI All Country World Index	22.80	—	—	9.93
Lipper Global Multi-Cap Growth Index	25.75	—	—	9.08

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. It is not possible to invest directly in an index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	31.2%
Internet Software & Services	15.1
Textiles, Apparel & Luxury Goods	9.5
Media	8.1
Short-Term Investments	7.5
Internet & Catalog Retail	6.5
Diversified Financial Services	6.0
Food Products	5.8
Information Technology Services	5.3
Insurance	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

Global Advantage Portfolio

	Shares	Value (000)
Common Stocks (93.8%)
Brazil (1.9%)
JHSF Participacoes SA	26,973	$49
Prumo Logistica SA (a)	51,964	24
		73
Canada (7.3%)
Aimia, Inc.	7,182	132
Fairfax Financial Holdings Ltd.	145	58
Valeant Pharmaceuticals International, Inc. (a)	759	89
		279
France (12.5%)
Christian Dior SA	853	161
Edenred	4,052	136
Eurazeo SA	2,301	180
		477
Hong Kong (2.9%)
L'Occitane International SA	52,750	112
Italy (4.5%)
Brunello Cucinelli SpA	1,529	54
Moncler SpA (a)	2,598	57
Tamburi Investment Partners SpA	19,126	60
		171
Japan (1.0%)
FANUC Corp.	200	37
Singapore (3.5%)
Jardine Matheson Holdings Ltd.	1,655	87
Mandarin Oriental International Ltd.	29,000	48
		135
South Africa (3.3%)
Naspers Ltd., Class N	1,209	126
Switzerland (3.2%)
Nestle SA ADR	1,637	120
United Kingdom (9.0%)
Burberry Group PLC	3,788	95
Diageo PLC ADR	477	63
Intertek Group PLC	2,503	131
Manchester United PLC, Class A (a)	3,400	53
		342
United States (44.7%)
Amazon.com, Inc. (a)	635	253
Anheuser-Busch InBev N.V. ADR	685	73
Apple, Inc.	138	77
Arch Capital Group Ltd. (a)	856	51
Berkshire Hathaway, Inc., Class B (a)	423	50
Facebook, Inc., Class A (a)	4,471	244
Google, Inc., Class A (a)	211	237
Mastercard, Inc., Class A	126	105
Mead Johnson Nutrition Co.	1,232	103
Motorola Solutions, Inc.	1,095	74
	Shares	Value (000)
Progressive Corp. (The)	3,139	$86
Starbucks Corp.	1,106	87
Thermo Fisher Scientific, Inc.	516	57
Twitter, Inc. (a)	1,579	101
Visa, Inc., Class A	452	101
		1,699
Total Common Stocks (Cost $2,747)		3,571
	Notional Amount
Call Options Purchased (0.1%)
Foreign Currency Options (0.1%)
USD/CNY December 2014 @ CNY 6.50	36,590	—	@
USD/CNY December 2014 @ CNY 6.50	452,559	1
USD/CNY December 2014 @ CNY 6.50	529,736	1
Total Call Options Purchased (Cost $3)		2
	Shares
Short-Term Investment (7.6%)
Investment Company (7.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $288)	288,466	288
Total Investments (101.5%) (Cost $3,038)		3,861
Liabilities in Excess of Other Assets (-1.5%)		(58)
Net Assets (100.0%)		$3,803

(a)  Non-income producing security.

@  Value is less than $500.

ADR  American Depositary Receipt.

CNY  Chinese Yuan Renminbi

USD  United State Dollar

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $2,750)	$3,573
Investment in Security of Affiliated Issuer, at Value (Cost $288)	288
Total Investments in Securities, at Value (Cost $3,038)	3,861
Foreign Currency, at Value (Cost $10)	10
Due from Adviser	51
Receivable for Investments Sold	7
Dividends Receivable	1
Tax Reclaim Receivable	1
Receivable from Affiliate	—	@
Other Assets	—	@
Total Assets	3,931
Liabilities:
Payable for Investments Purchased	116
Payable for Custodian Fees	3
Payable for Professional Fees	3
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A*	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Administration Fees	—	@
Payable for Shareholder Services Fees — Class A*	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	6
Total Liabilities	128
Net Assets	$3,803
Net Assets Consist Of:
Paid-in-Capital	$2,876
Distributions in Excess of Net Investment Income	(10)
Accumulated Net Realized Gain	114
Unrealized Appreciation (Depreciation) on:
Investments	823
Foreign Currency Translations	—	@
Net Assets	$3,803

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2013 (000)
CLASS I:
Net Assets	$2,868
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	211,387
Net Asset Value, Offering and Redemption Price Per Share	$13.57
CLASS A*:
Net Assets	$681
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	50,227
Net Asset Value, Redemption Price Per Share	$13.57
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$0.75
Maximum Offering Price Per Share	$14.32
CLASS L:
Net Assets	$254
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	18,830
Net Asset Value, Offering and Redemption Price Per Share	$13.50

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Advantage Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $4 of Foreign Taxes Withheld)	$48
Interest from Securities of Unaffiliated Issuers	1
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	49
Expenses:
Professional Fees	87
Registration Fees	70
Advisory Fees (Note B)	29
Custodian Fees (Note F)	23
Shareholder Reporting Fees	12
Transfer Agency Fees (Note E)	9
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A* (Note E)	—	@
Transfer Agency Fees — Class L (Note E)	—	@
Pricing Fees	6
Administration Fees (Note C)	3
Shareholder Services Fees — Class A* (Note D)	2
Distribution and Shareholder Services Fees — Class L (Note D)	1
Directors' Fees and Expenses	1
Other Expenses	16
Total Expenses	259
Expenses Reimbursed by Adviser (Note B)	(186)
Waiver of Advisory Fees (Note B)	(29)
Reimbursement of Class Specific Expenses — Class I (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class A* (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class L (Note B)	(—	@)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	44
Net Investment Income	5
Realized Gain (Loss):
Investments Sold	321
Foreign Currency Transactions	(—	@)
Net Realized Gain	321
Change in Unrealized Appreciation (Depreciation):
Investments	523
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	523
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	844
Net Increase in Net Assets Resulting from Operations	$849

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5		$32
Net Realized Gain	321		207
Net Change in Unrealized Appreciation (Depreciation)	523		282
Net Increase in Net Assets Resulting from Operations	849		521
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(15)		(11)
Net Realized Gain	(203)		(73)
Class A*:
Net Investment Income	(1)		(1)
Net Realized Gain	(27)		(8)
Class H**:
Net Investment Income	—		(9)
Net Realized Gain	(5	)***	(74)
Class L:
Net Investment Income	(—	@)	(— @)
Net Realized Gain	(18)		(8)
Total Distributions	(269)		(184)
Capital Share Transactions:(1)
Class I:
Subscribed	1,881		268
Distributions Reinvested	162		40
Redeemed	(749)		(969)
Class A*:
Subscribed	248		—
Distributions Reinvested	9		—
Conversion from Class H	266		—
Class H**:
Subscribed	—		100
Distributions Reinvested	3	***	75
Conversion to Class A	(266	)***	—
Redeemed	(994	)***	—
Class L:
Subscribed	115		—
Distributions Reinvested	7		—
Redeemed	(8)		—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	674		(486)
Total Increase (Decrease) in Net Assets	1,254		(149)
Net Assets:
Beginning of Period	2,549		2,698
End of Period (Including Distributions in Excess of Net Investment Income of $(10) and $(—@))	$3,803		$2,549
(1) Capital Share Transactions:
Class I:
Shares Subscribed	157		24
Shares Issued on Distributions Reinvested	13		3
Shares Redeemed	(58)		(89)
Net Increase (Decrease) in Class I Shares Outstanding	112		(62)
Class A*:
Shares Subscribed	18		—
Shares Issued on Distributions Reinvested	1		—
Conversion from Class H	21		—
Net Increase in Class A Shares Outstanding	40		—
Class H**:
Shares Subscribed	—		9
Shares Issued on Distributions Reinvested	—	@***	6
Conversion to Class A	(21	)***	—
Shares Redeemed	(84	)***	—
Net Increase (Decrease) in Class H Shares Outstanding	(105)		15
Class L:
Shares Subscribed	9		—
Shares Issued on Distributions Reinvested	1		—
Shares Redeemed	(1)		—
Net Increase in Class L Shares Outstanding	9		—

@  Amount is less than $500.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  Effective September 9, 2013, Class H shares converted into Class A shares.

***  For the period January 1, 2013 through September 6, 2013.
The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Advantage Portfolio

	Class I
	Year Ended December 31,					Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2013	2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$11.37	$9.97		$10.01		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.04	0.16		0.06		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	3.27	2.12		(0.03)		0.01
Total from Investment Operations	3.31	2.28		0.03		0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	(0.12)		(0.07)		—
Net Realized Gain	(1.03)	(0.76)		—		—
Total Distributions	(1.11)	(0.88)		(0.07)		—
Net Asset Value, End of Period	$13.57	$11.37		$9.97		$10.01
Total Return++	29.71%	22.83%		0.34%		0.10	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,868	$1,129		$1,603		$701
Ratio of Expenses to Average Net Assets (1)	1.29%+	1.30	%+††	1.30	%+††	1.30	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.29%+	1.39	%+††	0.57	%+††	(1.10	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§††	0.00	%§††	N/A
Portfolio Turnover Rate	57%	63%		42%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	8.07%	7.28	%††	7.31	%††	245.42	%††*
Net Investment Loss to Average Net Assets	(6.49)%	(4.59	)%††	(5.44	)%††	(245.22	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Advantage Portfolio

	Class A@
	Year Ended December 31,						Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$11.36		$9.97		$10.01		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.04)		0.13		0.03		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	3.31		2.11		(0.02)		0.01
Total from Investment Operations	3.27		2.24		0.01		0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.09)		(0.05)		—
Net Realized Gain	(1.03)		(0.76)		—		—
Total Distributions	(1.06)		(0.85)		(0.05)		—
Net Asset Value, End of Period	$13.57		$11.36		$9.97		$10.01
Total Return++	29.48%		22.44%		0.07%		0.10	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$681		$114		$100		$100
Ratio of Expenses to Average Net Assets (1)	1.60	%+^^	1.55	%+††	1.55	%+††	1.55	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.35	)%+	1.14	%+††	0.32	%+††	(1.35	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%§††	0.00	%§††	N/A
Portfolio Turnover Rate	57%		63%		42%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	8.43%		7.53	%††	7.56	%††	245.67	%††*
Net Investment Loss to Average Net Assets	(7.18)%		(4.84	)%††	(5.69	)%††	(245.47	)%††*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Advantage Portfolio

	Class L
	Year Ended December 31,						Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$11.35		$9.96		$10.01		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.09)		0.07		(0.02)		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	3.28		2.11		(0.02)		0.01
Total from Investment Operations	3.19		2.18		(0.04)		0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.03)		(0.01)		—
Net Realized Gain	(1.03)		(0.76)		—		—
Total Distributions	(1.04)		(0.79)		(0.01)		—
Net Asset Value, End of Period	$13.50		$11.35		$9.96		$10.01
Total Return++	28.78%		21.89%		(0.44)%		0.10	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$254		$113		$100		$100
Ratio of Expenses to Average Net Assets (1)	2.09	%+^^	2.05	%+††	2.05	%+††	2.05	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.71	)%+	0.64	%+††	(0.18	)%+††	(1.85	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%§††	0.00	%§††	N/A
Portfolio Turnover Rate	57%		63%		42%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	9.07%		8.03	%††	8.06	%††	246.17	%††*
Net Investment Loss to Average Net Assets	(7.69)%		(5.34	)%††	(6.19	)%††	(245.97	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.15% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.05% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Advantage Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment

Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$136	$—	$—	$136
Capital Markets	60	—	—	60
Commercial Services & Supplies	136	—	—	136
Communications Equipment	74	—	—	74
Computers & Peripherals	77	—	—	77
Diversified Financial Services	230	—	—	230
Food Products	223	—	—	223
Hotels, Restaurants & Leisure	135	—	—	135
Industrial Conglomerates	87	—	—	87
Information Technology Services	206	—	—	206
Insurance	195	—	—	195
Internet & Catalog Retail	253	—	—	253
Internet Software & Services	582	—	—	582
Life Sciences Tools & Services	57	—	—	57
Machinery	37	—	—	37
Media	311	—	—	311
Pharmaceuticals	89	—	—	89

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Professional Services	$131	$—	$—	$131
Real Estate Management & Development	49	—	—	49
Specialty Retail	112	—	—	112
Textiles, Apparel & Luxury Goods	367	—	—	367
Transportation Infrastructure	24	—	—	24
Total Common Stocks	3,571	—	—	3,571
Call Options Purchased	—	2	—	2
Short-Term Investment Investment Company	288	—	—	288
Total Assets	$3,859	$2	$—	$3,861

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $1,100,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such a as security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$2	†

† Amounts are included in Investments in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(1	)††

†† Amounts are included in Investments in the Statement of Operations.

At December 31, 2013, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Options Purchased	$2	$—

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than 0) (000)
Royal Bank of Scotland	$2	$—	$—	$2

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	85,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation),

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

will not exceed 1.30% for Class I shares, 1.55% for Class A shares and 2.05% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% and 2.15% for Class A and Class L shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $29,000 of advisory fees were waived and approximately $186,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,992,000 and $1,707,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2013 (000)
$65	$2,078	$1,855	$—	@	$288

@ Amount is less than $500.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

During the year ended December 31, 2013, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

From January 1, 2013 to June 30, 2013, the Portfolio incurred less than $500 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Distributor and Administrator under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$107	$162	$46	$137

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$1	$(1)	$—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$58	$72

At December 31, 2013, the aggregate cost for federal income tax purposes is $3,065,000. The aggregate gross unrealized appreciation is $868,000 and the aggregate gross unrealized depreciation is $72,000 resulting in net unrealized appreciation of $796,000.

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 23% for Class A .

J. Results of Special Shareholder Meeting (unaudited): On June 5, 2013, a Joint Special Shareholder Meeting was held For Class H shareholders of the Portfolio to approve the

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
20,886	0	0

K. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Advantage Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013. For corporate shareholders, 6.7% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid $162,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2013. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $46,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of the Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013)	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

31

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGAANN
808969 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Discovery Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
U.S. Privacy Policy	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Discovery Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

Global Discovery Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Discovery Portfolio Class I	$1,000.00	$1,221.40	$1,018.45	$7.50	$6.82	1.34%
Global Discovery Portfolio Class A@	1,000.00	1,220.00	1,016.84	9.29	8.44	1.66
Global Discovery Portfolio Class L	1,000.00	1,216.20	1,014.37	12.01	10.92	2.15

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

Global Discovery Portfolio

The Global Discovery Portfolio seeks long-term capital appreciation by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the Morgan Stanley Capital International (MSCI) All Country World Index.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 40.72%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the MSCI All Country World Index (the "Index"), which returned 22.80%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  Global equity performance in 2013 was driven by strong results in the developed world, which continued to benefit from accommodative monetary policy, along with signs of more sustainable economic progress in the U.S. and stabilization in the eurozone. By comparison, emerging market equities languished. Uncertainties about a slowdown in China's economy, the negative implications of the expected tapering of U.S. quantitative easing, and pockets of regional and country-specific political conflict were among the factors weighing on investor sentiment for the asset class.

•  The information technology sector provided nearly all of the Portfolio's relative gains, with especially strong results from our stock selection there. A holding in a U.S. solar panel maker was the primary contributor to performance.

•  Stock selection and an overweight in consumer discretionary also bolstered relative performance, led by a holding in a U.S. restaurant chain owner/operator.

•  The materials sector outperformed as well, due to stock selection and an overweight there. A position in a Greek cement producer was the most additive.

•  Both stock selection and an underweight in the health care sector were unfavorable to relative returns. Exposure to a U.S. maker of non-invasive, robotic surgical systems was detrimental.

•  The industrials sector was the only other relative detractor at the sector level, with a negative results from both stock selection and an underweight there. A position in a port logistics and infrastructure services company in Brazil was the main laggard.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+ and L shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Global Discovery Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	40.72%	—	—	19.39%
MSCI All Country World Index	22.80	—	—	9.93
Lipper Global Multi-Cap Growth Funds Index	25.75	—	—	9.08
Portfolio — Class A+ Shares w/o sales charges(4)	40.33	—	—	19.10
Portfolio — Class A+ Shares with maximum 5.25% sales charges(4)	32.92	—	—	16.99
MSCI All Country World Index	22.80	—	—	9.93
Lipper Global Multi-Cap Growth Funds Index	25.75	—	—	9.08
Portfolio — Class L Shares w/o sales charges(4)	39.68	—	—	18.49
MSCI All Country World Index	22.80	—	—	9.93
Lipper Global Multi-Cap Growth Funds Index	25.75	—	—	9.08

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	36.0%
Hotels, Restaurants & Leisure	15.9
Textiles, Apparel & Luxury Goods	15.7
Internet Software & Services	10.9
Diversified Financial Services	6.1
Commercial Services & Supplies	5.3
Metals & Mining	5.1
Investment Company	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

Global Discovery Portfolio

	Shares	Value (000)
Common Stocks (86.0%)
Brazil (6.2%)
GAEC Educacao SA (a)	28,034	$252
JHSF Participacoes SA	171,771	310
Prumo Logistica SA (a)	153,437	70
		632
Canada (2.7%)
Second Cup Ltd. (The)	59,759	279
France (22.8%)
Christian Dior SA	6,281	1,187
Edenred	15,914	533
Eurazeo SA	7,751	607
		2,327
Germany (3.5%)
ThyssenKrupp AG (a)	14,638	356
Greece (1.2%)
Titan Cement Co., SA (Preference) (a)	10,292	126
Hong Kong (4.4%)
L'Occitane International SA	184,750	393
Louis XIII Holdings Ltd.	56,740	57
		450
Ireland (1.7%)
Mincon Group PLC (a)	132,233	172
Italy (4.8%)
Moncler SpA (a)	9,671	210
Tamburi Investment Partners SpA	90,507	285
		495
Singapore (2.6%)
Mandarin Oriental International Ltd.	161,000	269
Switzerland (2.2%)
Nestle SA (Registered)	3,030	222
United Kingdom (1.8%)
Mulberry Group PLC	11,449	181
United States (32.1%)
Akamai Technologies, Inc. (a)	7,085	334
BJ's Restaurants, Inc. (a)	22,786	708
Dropbox, Inc. (a)(b)(c)(d) (acquisition cost — $25; acquired 5/1/12)	2,743	38
Facebook, Inc., Class A (a)	7,536	412
Fairway Group Holdings Corp. (a)	4,129	75
Fiesta Restaurant Group, Inc. (a)	4,504	235
Fox Factory Holding Corp. (a)	9,102	160
Mosaic Co. (The)	3,989	189
Potbelly Corp. (a)	2,105	51
Progressive Corp. (The)	4,725	129
Roundy's, Inc.	18,964	187
Solera Holdings, Inc.	4,874	345
Textura Corp. (a)	5,148	154
Twitter, Inc. (a)	2,438	155
Workday, Inc., Class A (a)	558	46
zulily, Inc., Class A (a)	1,374	57
		3,275
Total Common Stocks (Cost $7,479)		8,784
	Shares	Value (000)
Preferred Stocks (0.7%)
India (0.5%)
Flipkart Online Services Pvt Ltd. Series D (a)(b)(c)(d) (acquisition cost — $44; acquired 10/4/13)	1,910	$45
United States (0.2%)
Palantir Technologies, Inc. Series G (a)(b)(c)(d) (acquisition cost — $9; acquired 7/19/12)	2,935	10
Palantir Technologies, Inc. Series H (a)(b)(c)(d) (acquisition cost — $6; acquired 10/25/13)	1,572	6
Palantir Technologies, Inc. Series H1 (a)(b)(c)(d) (acquisition cost — $6; acquired 10/25/13)	1,572	6
		22
Total Preferred Stocks (Cost $65)		67
Convertible Preferred Stock (0.0%)
United States (0.0%)
Dropbox, Inc. Series A (a)(b)(c)(d) (acquisition cost — $3; acquired 5/25/12) (Cost $3)	277	4
	Notional Amount
Call Options Purchased (5.2%)
United States (5.2%)
Hillshire Brands Co. January 2014 @ $15	19	13
Hillshire Brands Co. January 2014 @ $20	155	31
Intuitive Surgical, Inc. January 2015 @ $300	3	30
Intuitive Surgical, Inc. January 2016 @ $300	22	254
Motorola Solutions, Inc. January 2015 @ $45	91	206
Total Call Options Purchased (Cost $514)		534
	Face Amount (000)
Corporate Bond (1.5%)
United States (1.5%)
Molycorp, Inc. 5.50%, 2/1/18 (Cost $159)	$167	157
	Shares
Short-Term Investment (5.0%)
Investment Company (5.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $505)	505,241	505
Total Investments (98.4%) (Cost $8,725)		10,051
Other Assets in Excess of Liabilities (1.6%)		166
Net Assets (100.0%)		$10,217

(a)  Non-income producing security.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Global Discovery Portfolio

(b)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2013 amounts to approximately $109,000 and represents 1.1% of net assets.

(c)  At December 31, 2013, the Portfolio held fair valued securities valued at approximately $109,000, representing 1.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Security has been deemed illiquid at December 31, 2013.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Discovery Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $8,220)	$9,546
Investment in Security of Affiliated Issuer, at Value (Cost $505)	505
Total Investments in Securities, at Value (Cost $8,725)	10,051
Foreign Currency, at Value (Cost $@)	—	@
Receivable for Investments Sold	153
Due from Adviser	29
Interest Receivable	4
Tax Reclaim Receivable	1
Dividends Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	3
Total Assets	10,241
Liabilities:
Payable for Investments Purchased	11
Payable for Custodian Fees	5
Payable for Professional Fees	3
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A*	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Administration Fees	1
Dividends Declared	—	@
Payable for Shareholder Services Fees — Class A*	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	4
Total Liabilities	24
Net Assets	$10,217
Net Assets Consist Of:
Paid-in-Capital	$8,161
Distributions in Excess of Net Investment Income	(66)
Accumulated Net Realized Gain	796
Unrealized Appreciation (Depreciation) on:
Investments	1,326
Foreign Currency Translations	—	@
Net Assets	$10,217

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Discovery Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2013 (000)
CLASS I:
Net Assets	$8,493
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	620,042
Net Asset Value, Offering and Redemption Price Per Share	$13.70
CLASS A*:
Net Assets	$1,455
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	106,248
Net Asset Value, Redemption Price Per Share	$13.69
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$0.76
Maximum Offering Price Per Share	$14.45
CLASS L:
Net Assets	$269
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	19,688
Net Asset Value, Offering and Redemption Price Per Share	$13.64

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Discovery Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $13 of Foreign Taxes Withheld)	$98
Interest from Securities of Unaffiliated Issuers	5
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	103
Expenses:
Professional Fees	92
Advisory Fees (Note B)	75
Registration Fees	61
Custodian Fees (Note F)	24
Shareholder Reporting Fees	14
Transfer Agency Fees (Note E)	9
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A* (Note E)	—	@
Transfer Agency Fees — Class L (Note E)	—	@
Administration Fees (Note C)	7
Pricing Fees	6
Shareholder Services Fees — Class A* (Note D)	3
Distribution and Shareholder Services Fees — Class L (Note D)	1
Directors' Fees and Expenses	1
Sub Transfer Agency Fees — Class A*	—	@
Other Expenses	16
Total Expenses	309
Expenses Reimbursed by Adviser (Note B)	(117)
Waiver of Advisory Fees (Note B)	(75)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Reimbursement of Class Specific Expenses — Class I (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class A* (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class L (Note B)	(—	@)
Net Expenses	116
Net Investment Loss	(13)
Realized Gain (Loss):
Investments Sold	1,934
Foreign Currency Transactions	(1)
Net Realized Gain	1,933
Change in Unrealized Appreciation (Depreciation):
Investments	806
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	806
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	2,739
Net Increase in Net Assets Resulting from Operations	$2,726

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Discovery Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(13)	$117
Net Realized Gain	1,933	281
Net Change in Unrealized Appreciation (Depreciation)	806	778
Net Increase in Net Assets Resulting from Operations	2,726	1,176
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(39)	(88)
Net Realized Gain	(983)	(154)
Class A*:
Net Investment Income	(3)	(3)
Net Realized Gain	(168)	(6)
Class H@@@:
Net Investment Income	(1)**	(37)
Net Realized Gain	(11)**	(70)
Class L:
Net Investment Income	(— @)	(2)
Net Realized Gain	(31)	(5)
Total Distributions	(1,236)	(365)
Capital Share Transactions:(1)
Class I:
Subscribed	5,809	2,208
Distributions Reinvested	894	185
Redeemed	(2,877)	(1,918)
Class A*:
Subscribed	712	28
Distributions Reinvested	131	2
Conversion from Class H	799	—
Redeemed	(357)	(2)
Class H@@@:
Subscribed	197 **	83
Distributions Reinvested	10 **	95
Conversion to Class A	(799)**	—
Redeemed	(1,194)**	—
Class L:
Subscribed	111	—
Distributions Reinvested	14	—
Net Increase in Net Assets Resulting from Capital Share Transactions	3,450	681
Total Increase in Net Assets	4,940	1,492
Net Assets:
Beginning of Period	5,277	3,785
End of Period (Including Distributions in Excess of Net Investment Income of $(66) and $(12))	$10,217	$5,277

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Discovery Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	450		211
Shares Issued on Distributions Reinvested	68		17
Shares Redeemed	(207)		(189)
Net Increase in Class I Shares Outstanding	311		39
Class A*:
Shares Subscribed	51		2
Shares Issued on Distributions Reinvested	10		—	@@
Conversion from Class H	60		—
Shares Redeemed	(27)		(—	@@)
Net Increase in Class A Shares Outstanding	94		2
Class H@@@:
Shares Subscribed	15	**	7
Shares Issued on Distributions Reinvested	1	**	9
Conversion to Class A	(60	)**	—
Shares Redeemed	(100	)**	—
Net Increase (Decrease) in Class H@@@ Shares Outstanding	(144	)**	16
Class L:
Shares Subscribed	9		—
Shares Issued on Distributions Reinvested	1		—
Net Increase in Class L Shares Outstanding	10		—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

@@@  Effective September 9, 2013, Class H shares converted into Class A shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Discovery Portfolio

	Class I
	Year Ended December 31,					Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2013	2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$11.11	$9.06		$9.97		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.01)	0.25		0.13		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	4.43	2.62		(0.92)		(0.03)
Total from Investment Operations	4.42	2.87		(0.79)		(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	(0.30)		(0.12)		—
Net Realized Gain	(1.76)	(0.52)		(0.00	)‡	—
Total Distributions	(1.83)	(0.82)		(0.12)		—
Net Asset Value, End of Period	$13.70	$11.11		$9.06		$9.97
Total Return++	40.72%	31.64%		(7.72)%		(0.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,493	$3,432		$2,446		$697
Ratio of Expenses to Average Net Assets (1)	1.34%+	1.35	%+††	1.35	%+††	1.35	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.07)%+	2.41	%+††	1.39	%+††	(1.14	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%††§	0.00	%††§	N/A
Portfolio Turnover Rate	100%	96%		83%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.65%	4.33	%††	5.52	%††	238.14	%††*
Net Investment Loss to Average Net Assets	(2.38)%	(0.57	)%††	(2.78	)%††	(237.93	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Discovery Portfolio

	Class A@
	Year Ended December 31,						Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$11.11		$9.07		$9.97		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.09)		0.22		0.12		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	4.47		2.62		(0.92)		(0.03)
Total from Investment Operations	4.38		2.84		(0.80)		(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.28)		(0.10)		—
Net Realized Gain	(1.76)		(0.52)		(0.00	)‡	—
Total Distributions	(1.80)		(0.80)		(0.10)		—
Net Asset Value, End of Period	$13.69		$11.11		$9.07		$9.97
Total Return++	40.33%		31.40%		(7.98)%		(0.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,455		$137		$91		$100
Ratio of Expenses to Average Net Assets (1)	1.65	%+^^	1.60	%+††	1.60	%+††	1.60	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.66	)%+	2.16	%+††	1.14	%+††	(1.39	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%††§	0.00	%††§	N/A
Portfolio Turnover Rate	100%		96%		83%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.87%		4.58	%††	5.77	%††	238.39	%††*
Net Investment Loss to Average Net Assets	(2.88)%		(0.82	)%††	(3.03	)%††	(238.18	)%††*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% for Class A Shares. Prior to September 16, 2013, the maximum ratio was 1.60% for Class A Shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Discovery Portfolio

	Class L
	Year Ended December 31,						Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$11.11		$9.07		$9.97		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.14)		0.17		0.06		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	4.45		2.61		(0.91)		(0.03)
Total from Investment Operations	4.31		2.78		(0.85)		(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.22)		(0.05)		—
Net Realized Gain	(1.76)		(0.52)		(0.00	)‡	—
Total Distributions	(1.78)		(0.74)		(0.05)		—
Net Asset Value, End of Period	$13.64		$11.11		$9.07		$9.97
Total Return++	39.68%		30.62%		(8.41)%		(0.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$269		$111		$91		$100
Ratio of Expenses to Average Net Assets (1)	2.13	%+^^	2.10	%+††	2.10	%+††	2.10	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(1.05	)%+	1.66	%+††	0.64	%+††	(1.89	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%††§	0.00	%††§	N/A
Portfolio Turnover Rate	100%		96%		83%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.62%		5.08	%††	6.27	%††	238.89	%††*
Net Investment Loss to Average Net Assets	(3.54)%		(1.32	)%††	(3.53	)%††	(238.68	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class L Shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class L Shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Discovery Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued by an outside pricing service approved by the Directors or quotes from a broker or dealer; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

  Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Auto Components	$160	$—	$—	$160
Capital Markets	285	—	—	285
Chemicals	189	—	—	189
Commercial Services & Supplies	533	—	—	533
Construction Materials	126	—	—	126
Diversified Consumer Services	252	—	—	252
Diversified Financial Services	607	—	—	607
Food & Staples Retailing	262	—	—	262
Food Products	222	—	—	222
Hotels, Restaurants & Leisure	1,599	—	—	1,599
Insurance	129	—	—	129
Internet & Catalog Retail	57	—	—	57
Internet Software & Services	1,055	—	38	1,093

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Machinery	$172	$—	$—	$172
Metals & Mining	356	—	—	356
Real Estate Management & Development	310	—	—	310
Software	391	—	—	391
Specialty Retail	393	—	—	393
Textiles, Apparel & Luxury Goods	1,578	—	—	1,578
Transportation Infrastructure	70	—	—	70
Total Common Stocks	8,746	—	38	8,784
Preferred Stocks	—	—	67	67
Convertible Preferred Stock	—	—	4	4
Call Options Purchased	534	—	—	534
Fixed Income Securities — Corporate Bond	—	157	—	157
Short-Term Investment Investment Company	505	—	—	505
Total Assets	$9,785	$157	$109	$10,051

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period.

As of December 31, 2013, securities with a total value of approximately $3,281,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)	Preferred Stock (000)	Convertible Preferred Stock (000)
Beginning Balance	$25	$9	$5
Purchases	—	55	—
Sales	—	—	—
Beginning Balance	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate action	—	—	—
Change in unrealized appreciation/ depreciation	13	3	28
Realized gains (losses)	—	—	(29)
Ending Balance	$38	$67	$4
Net change in unrealized appreciation/ depreciation from investments still held as of December 31, 2013	$13	$1	$1

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2013.

	Fair Value at December 31, 2013 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Computer Services, Software & Systems
Preferred Stocks	$22	Market Transaction Method	Precedent Transaction of Preferred Stock	$3.51		$3.51		$3.51		Increase
Internet & Catalog Retail
Preferred Stock	$45	Market Transaction Method	Precedent Transaction of Preferred Stock	$22.947		$22.947		$22.947		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.1	x	7.5	x	5.7	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

	Fair Value at December 31, 2013 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average	Impact to Valuation from an Increase in Input
Internet Software & Services
Precedent Transaction Market Transaction of Common and Common Stock	$38	Method	Preferred Stock	$11.50		$11.50		$11.50	Increase
Convertible Preferred Stock	$4	Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%	Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%	Increase
		Market Comparable Companies	Enterprise Value/ Revenue	9.1	x	17.6	x	12.8x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%	Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses)

realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result,

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such a as security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Equity Risk	$534	†

† Amounts are included in Investments in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Portfolio's and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Investments (Options Purchased)	$56	††

†† Amounts are included in Investments in the Statement of Operations.

At December 31, 2013, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Options Purchased	$534	$—

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than 0) (000)
Morgan Stanley & Co. LLC	$254	$—	$—	$254
UBS AG	280	—	—	280
Total	$534	$—	$—	$534

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	22,000

5.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35% for Class I shares, 1.60% for Class A shares and 2.10% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% and 2.20% for Class A and Class L shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $75,000 of advisory fees were waived and approximately $117,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $9,648,000 and $7,924,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2013 (000)
$123	$8,885	$8,503	$—	@	$505

@ Amount is less than $500.

During the year ended December 31, 2013, the Portfolio incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

From January 1, 2013 to June 30, 2013, the Portfolio incurred approximately $1,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$405	$831	$234	$132

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$2	$(2)	$—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$172	$665

At December 31, 2013, the aggregate cost for federal income tax purposes is $8,833,000. The aggregate gross unrealized appreciation is $1,568,000 and the aggregate gross unrealized

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

depreciation is $350,000 resulting in net unrealized appreciation of $1,218,000.

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 24%, 24% and 44%, for Class I, Class A and Class L shares, respectively.

J. Results of Special Shareholder Meeting (unaudited): On June 5, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
36,389	0	0

K. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Discovery Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Discovery Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Discovery Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26 2014

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013. For corporate shareholders, 4.0% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid $831,000 as a long-term capital gain distribution.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $11,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup, Trustee of the Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013)	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

34

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGDANN
808996 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Franchise Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Federal Tax Notice	24
U.S. Privacy Policy	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Franchise Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class I	$1,000.00	$1,104.50	$1,020.47	$4.99	$4.79	0.94%
Global Franchise Portfolio Class A@	1,000.00	1,103.40	1,019.16	6.36	6.11	1.20
Global Franchise Portfolio Class L	1,000.00	1,100.80	1,016.69	8.95	8.59	1.69

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

Global Franchise Portfolio

The Global Franchise Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 19.71%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) World Index (the "Index"), which returned 26.68%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  2013 has joined 2012 as another year of "re-rating" — that is, the market changing its view of a company, causing a stock's price to move. This more recent multiple expansion is more likely due to a mix of optimism about future earnings growth potential and the lack of investment alternatives in a world of low interest rates.

•  In line with the positive market performance in 2013, the Portfolio returned strong absolute performance, however underperformed relative to the Index. Long-term performance remains strong with the Portfolio outperforming its benchmark since the inception of the Portfolio (November 28, 2001).

•  The primary driver of the Portfolio's underperformance was sector allocation, mainly due to the Portfolio's overweight position in consumer staples. Even with the sector delivering a double-digit positive return, it lagged the even higher return of the Index. Although the sector offered better earnings prospects and higher dividend yields than the overall market, consumer staples stocks simply did not re-rate as fast as the market. Strong returns from industrials and consumer discretionary were not enough to offset the overall drag to the Portfolio. No exposure in materials, energy and utilities were positive contributors.

•  Stock selection within consumer staples also contributed to the underperformance in 2013. The primary culprit was the performance of the tobacco sub-sector, which trailed well behind the staples sector as a whole for 2013. A secondary issue was the Portfolio's country exposure within the sector, as a relative underweight allocation in U.S. staples stocks and overweight in European staples stocks detracted from performance.

Management Strategies

•  While the talk in developed markets has been of an economic acceleration (of sorts), emerging markets have been slowing down. The talk of the U.S. Federal Reserve tapering its bond buying has caused turmoil in emerging markets, due to fear of money heading back to the U.S. as interest rates rose. This has caused a slowdown in growth forecasts, which have dropped next year for Asia ex-Japan, and has also weakened currencies in countries with current account deficits such as India and Indonesia.

•  Although the Global Franchise Portfolio does not have any direct exposure to stocks listed in emerging markets, more than one-third of the revenues of the companies held in the Portfolio are derived in these markets, including BAT, Unilever, Mead Johnson, Philip Morris International and Nestle†,††. These global staples companies have been affected by the emerging markets slowdown and currency turbulence. Top-line growth in these markets has been tempered, and there have been headwinds where local currencies have weakened, which has helped to restrict the staples sector's 2013 earnings growth. Along with these mild economic effects, there has also been a worsening of market sentiment directed to companies exposed to emerging markets consumption, as the market has chased the more exciting and higher beta plays (that is, stocks with greater sensitivity to market movements) linked to developed markets.

•  Our view is that exposure to emerging markets consumption remains positive. Even post the slowdown, the staples companies in the Portfolio have recorded high-single- to low-double-digit sales growth in emerging markets, well above that which is sustainable, or even likely, in the near-to-medium term in developed markets. While any resumption in tapering may drive a recurrence of last year's volatility, the emerging markets economies as a whole could continue to see decent overall gross domestic product (GDP) growth, underpinned by growing middle classes and a potential rebalancing towards consumption.

†  Please see page 6 for Portfolio Composition.

††  The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

•  Our focus remains on high-quality companies that we believe will continue to compound shareholder wealth, by offering steady top-line growth, resilient margins and high unlevered returns on capital at reasonable valuations. In the short-term, returns can be driven by re-rating, as has certainly been the case in 2012 and 2013, but in the long-term, the ability to compound has historically won out. Our belief is that well-managed global staples companies remain an excellent source, but by no means the only source, of compounders.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+ and L shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	19.71%	17.45%	10.43%	11.93%
MSCI World Index	26.68	15.02	6.98	6.45
Lipper Global Large-Cap Growth Funds Index	23.51	15.80	7.07	5.83
Portfolio — Class A+ Shares w/o sales charges(4)	19.42	17.13	10.14	11.63
Portfolio — Class A+ Shares with maximum 5.25% sales charges(4)	13.15	15.88	9.55	11.14
MSCI World Index	26.68	15.02	6.98	6.45
Lipper Global Large-Cap Growth Funds Index	23.51	15.80	7.07	5.83
Portfolio — Class L Shares w/o sales charges(5)	18.78	—	—	11.69
MSCI World Index	26.68	—	—	18.28
Lipper Global Large-Cap Growth Funds Index	23.51	—	—	15.60

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Large-Cap Growth Funds classification.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on November 28, 2001.

(5)  Commenced offering on April 27, 2012.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Food Products	23.5%
Tobacco	19.6
Other*	13.7
Household Products	10.4
Software	9.5
Beverages	9.4
Information Technology Services	8.1
Pharmaceuticals	5.8
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (97.9%)
France (8.8%)
LVMH Moet Hennessy Louis Vuitton SA	67,288	$12,275
Pernod-Ricard SA	66,443	7,569
Sanofi	363,189	38,532
		58,376
Germany (4.8%)
SAP AG	371,747	31,866
Italy (1.0%)
Davide Campari-Milano SpA	806,917	6,750
Sweden (2.1%)
Swedish Match AB	424,120	13,630
Switzerland (9.6%)
Nestle SA (Registered)	866,781	63,450
United Kingdom (34.3%)
Admiral Group PLC	208,040	4,513
British American Tobacco PLC	1,176,084	63,061
Diageo PLC	968,794	32,086
Experian PLC	516,142	9,521
Imperial Tobacco Group PLC	550,967	21,331
Reckitt Benckiser Group PLC	566,358	44,952
Unilever PLC	1,265,937	52,031
		227,495
United States (37.3%)
3M Co.	137,465	19,279
Accenture PLC, Class A	383,324	31,517
Dr. Pepper Snapple Group, Inc.	318,631	15,524
Herbalife Ltd.	127,111	10,004
Intuit, Inc.	98,223	7,496
Kraft Foods Group, Inc.	159,020	8,574
Mead Johnson Nutrition Co.	75,419	6,317
Microsoft Corp.	618,764	23,160
Mondelez International, Inc., Class A	707,352	24,970
Moody's Corp.	172,292	13,520
NIKE, Inc., Class B	132,007	10,381
Philip Morris International, Inc.	356,773	31,086
Procter & Gamble Co. (The)	294,133	23,945
Visa, Inc., Class A	96,816	21,559
		247,332
Total Common Stocks (Cost $531,355)		648,899
Short-Term Investment (1.7%)
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $10,972)	10,972,223	10,972
Total Investments (99.6%) (Cost $542,327)		659,871
Other Assets in Excess of Liabilities (0.4%)		2,637
Net Assets (100.0%)		$662,508

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $531,355)	$648,899
Investment in Security of Affiliated Issuer, at Value (Cost $10,972)	10,972
Total Investments in Securities, at Value (Cost $542,327)	659,871
Foreign Currency, at Value (Cost $347)	351
Receivable for Portfolio Shares Sold	2,842
Dividends Receivable	760
Tax Reclaim Receivable	406
Receivable from Affiliate	—	@
Other Assets	8
Total Assets	664,238
Liabilities:
Payable for Advisory Fees	1,270
Payable for Portfolio Shares Redeemed	264
Payable for Sub Transfer Agency Fees	34
Payable for Sub Transfer Agency Fees — Class I	17
Payable for Sub Transfer Agency Fees — Class A*	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Administration Fees	44
Payable for Investments Purchased	19
Payable for Shareholder Services Fees — Class A*	17
Payable for Distribution and Shareholder Services Fees — Class L	6
Payable for Custodian Fees	11
Payable for Professional Fees	6
Payable for Directors' Fees and Expenses	6
Payable for Transfer Agent Fees	2
Payable for Transfer Agent Fees — Class I	1
Payable for Transfer Agent Fees — Class A*	—	@
Payable for Transfer Agent Fees — Class L	—	@
Other Liabilities	33
Total Liabilities	1,730
Net Assets	$662,508
Net Assets Consist Of:
Paid-in-Capital	$544,205
Distributions in Excess of Net Investment Income	(1)
Accumulated Net Realized Gain	739
Unrealized Appreciation (Depreciation) on:
Investments	117,544
Foreign Currency Translations	21
Net Assets	$662,508

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Franchise Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2013 (000)
CLASS I:
Net Assets	$570,261
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	27,450,229
Net Asset Value, Offering and Redemption Price Per Share	$20.77
CLASS A*:
Net Assets	$83,135
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	4,067,459
Net Asset Value, Redemption Price Per Share	$20.44
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$1.13
Maximum Offering Price Per Share	$21.57
CLASS L:
Net Assets	$9,112
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	446,928
Net Asset Value, Offering and Redemption Price Per Share	$20.39

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Trustees approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $589 of Foreign Taxes Withheld)	$15,960
Dividends from Security of Affiliated Issuer (Note G)	2
Total Investment Income	15,962
Expenses:
Advisory Fees (Note B)	4,638
Administration Fees (Note C)	468
Shareholder Services Fees — Class A* (Note D)	165
Distribution and Shareholder Services Fees — Class L (Note D)	60
Sub Transfer Agency Fees	104
Sub Transfer Agency Fees — Class I	27
Sub Transfer Agency Fees — Class A*	5
Sub Transfer Agency Fees — Class L	—	@
Professional Fees	88
Custodian Fees (Note F)	78
Registration Fees	72
Shareholder Reporting Fees	30
Transfer Agency Fees (Note E)	21
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A* (Note E)	1
Transfer Agency Fees — Class L (Note E)	—	@
Directors' Fees and Expenses	13
Pricing Fees	5
Other Expenses	24
Total Expenses	5,800
Rebate from Morgan Stanley Affiliate (Note G)	(25)
Net Expenses	5,775
Net Investment Income	10,187
Realized Gain:
Investments Sold	18,003
Foreign Currency Transactions	375
Net Realized Gain	18,378
Change in Unrealized Appreciation (Depreciation):
Investments	73,829
Foreign Currency Translations	20
Net Change in Unrealized Appreciation (Depreciation)	73,849
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	92,227
Net Increase in Net Assets Resulting from Operations	$102,414

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$10,187	$7,273
Net Realized Gain	18,378	11,092
Net Change in Unrealized Appreciation (Depreciation)	73,849	23,926
Net Increase in Net Assets Resulting from Operations	102,414	42,291
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(9,241)	(6,790)
Net Realized Gain	(14,373)	(6,174)
Class A*:
Net Investment Income	(1,197)	(552)
Net Realized Gain	(2,068)	(563)
Class H@@@:
Net Investment Income	—	(42	)***
Net Realized Gain	(25)**	(40	)***
Class L:
Net Investment Income	(92)	(65	)***
Net Realized Gain	(239)	(73	)***
Total Distributions	(27,235)	(14,299)
Capital Share Transactions:(1)
Class I:
Subscribed	150,236	241,173
Distributions Reinvested	21,553	11,075
Redeemed	(72,574)	(85,392)
Class A*:
Subscribed	54,199	20,381
Distributions Reinvested	3,252	1,084
Conversion from Class H	6,820	—
Redeemed	(24,795)	(2,657)
Class H@@@:
Subscribed	3,887 **	2,694	***
Distributions Reinvested	25 **	82	***
Conversion to Class A	(6,820)**	—
Redeemed	(21)**	(3	)***
Class L:
Subscribed	5,720	4,857	***
Distributions Reinvested	330	138	***
Redeemed	(2,411)	(500	)***
Net Increase in Net Assets Resulting from Capital Share Transactions	139,401	192,932
Total Increase in Net Assets	214,580	220,924
Net Assets:
Beginning of Period	447,928	227,004
End of Period (Including Distributions in Excess of Net Investment Income of $(1) and $(24))	$662,508	$447,928

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Franchise Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	7,674		13,532
Shares Issued on Distributions Reinvested	1,084		600
Shares Redeemed	(3,629)		(4,849)
Net Increase in Class I Shares Outstanding	5,129		9,283
Class A*:
Shares Subscribed	2,785		1,144
Shares Issued on Distributions Reinvested	166		60
Conversion from Class H	354		—
Shares Redeemed	(1,248)		(151)
Net Increase in Class A* Shares Outstanding	2,057		1,053
Class H@@@:
Shares Subscribed	200	**	149	***
Shares Issued on Distributions Reinvested	1	**	5	***
Conversion to Class A	(354	)**	—
Shares Redeemed	(1	)**	(—	@@)***
Net Increase (Decrease) in Class H Shares Outstanding	(154)		154
Class L:
Shares Subscribed	297		273	***
Shares Issued on Distributions Reinvested	17		8	***
Shares Redeemed	(121)		(27	)***
Net Increase in Class L Shares Outstanding	193		254

@@  Amount is less than 500 shares.

@@@  Effective September 9, 2013, Class H shares converted into Class A shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period April 27, 2012 to December 31, 2012.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Franchise Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$18.13	$16.24	$15.29		$13.81		$10.82
Income from Investment Operations:
Net Investment Income†	0.36	0.40	0.31		0.32		0.19
Net Realized and Unrealized Gain	3.17	2.11	1.11		1.62		2.98
Total from Investment Operations	3.53	2.51	1.42		1.94		3.17
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.32)	(0.30)		(0.46)		(0.18)
Net Realized Gain	(0.54)	(0.30)	(0.17)		—		—
Total Distributions	(0.89)	(0.62)	(0.47)		(0.46)		(0.18)
Net Asset Value, End of Period	$20.77	$18.13	$16.24		$15.29		$13.81
Total Return++	19.71%	15.38%	9.38%		14.07%		29.65%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$570,261	$404,762	$211,677		$89,666		$111,852
Ratio of Expenses to Average Net Assets (1)	0.95%+	0.98%+	1.00	%+††	1.00	%+††	1.00	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A		1.00	%+††	1.00	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.79%+	2.21%+	1.87	%+††	2.19	%+††	1.62	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	24%	34%	30%		74%		18%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	N/A	1.01	%††	1.08	%+††	1.01	%+
Net Investment Income to Average Net Assets	N/A	N/A	1.86	%††	2.11	%+††	1.61	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Franchise Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$17.86	$16.01	$15.10		$13.65		$10.71
Income from Investment Operations:
Net Investment Income†	0.28	0.35	0.26		0.28		0.11
Net Realized and Unrealized Gain	3.14	2.09	1.09		1.59		2.99
Total from Investment Operations	3.42	2.44	1.35		1.87		3.10
Distributions from and/or in Excess of:
Net Investment Income	(0.30)	(0.29)	(0.27)		(0.42)		(0.16)
Net Realized Gain	(0.54)	(0.30)	(0.17)		—		—
Total Distributions	(0.84)	(0.59)	(0.44)		(0.42)		(0.16)
Net Asset Value, End of Period	$20.44	$17.86	$16.01		$15.10		$13.65
Total Return++	19.42%	15.14%	8.98%		13.83%		29.24%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$83,135	$35,901	$15,327		$9,653		$9,332
Ratio of Expenses to Average Net Assets (1)	1.20%+^	1.23%+	1.25	%+††	1.25	%+††	1.25	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A		1.25	%+††	1.25	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.42%	1.99%+	1.62	%+††	1.94	%+††	0.92	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	24%	34%	30%		74%		18%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	N/A	1.26	%††	1.33	%+††	1.26	%+
Net Investment Income to Average Net Assets	N/A	N/A	1.61	%††	1.86	%+††	0.91	%+

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Franchise Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$17.83		$18.13
Income from Investment Operations:
Net Investment Income†	0.20		0.10
Net Realized and Unrealized Gain	3.11		0.16
Total from Investment Operations	3.31		0.26
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.26)
Net Realized Gain	(0.54)		(0.30)
Total Distributions	(0.75)		(0.56)
Net Asset Value, End of Period	$20.39		$17.83
Total Return++	18.78%		1.36	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,112		$4,525
Ratio of Expenses to Average Net Assets	1.70	%+^^	1.73	%+*
Ratio of Net Investment Income to Average Net Assets	1.03	%+	0.84	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01	%*
Portfolio Turnover Rate	24%		34	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

§  Amount is less than 0.005%.

*  Annualized.

#  Not Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Franchise Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that they believe have, among other things, resilient business franchises and growth potential. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares. Effective at the close of business on November 29, 2013, the Fund suspended offering Class I, Class A and Class L shares of the Portfolio to new investors, except as follows. The Fund will continue to offer shares of the Portfolio (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisors who currently offer shares of the Portfolio in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund will continue to offer Class I, Class A and Class L shares of the Portfolio to existing shareholders. The Fund may recommence offering Class I, Class A and Class L shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's Class I, Class A and Class L shares may be limited in amount and may commence and terminate without any prior notice.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$61,929	$—	$—	$61,929
Diversified Financial Services	13,520	—	—	13,520
Food Products	155,342	—	—	155,342
Household Products	68,897	—	—	68,897
Industrial Conglomerates	19,279	—	—	19,279
Information Technology Services	53,076	—	—	53,076
Insurance	4,513	—	—	4,513
Personal Products	10,004	—	—	10,004
Pharmaceuticals	38,532	—	—	38,532

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Professional Services	$9,521	$—	$—	$9,521
Software	62,522	—	—	62,522
Textiles, Apparel & Luxury Goods	22,656	—	—	22,656
Tobacco	129,108	—	—	129,108
Total Common Stocks	648,899	—	—	648,899
Short-Term Investment
Investment Company	10,972	—	—	10,972
Total Assets	$659,871	$—	$—	$659,871

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $381,723,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2013, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.79% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.25% for Class A shares and 1.75% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% and 1.85% for Class A and Class L shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee,

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $260,987,000 and $133,578,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $25,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$18,510	$199,072	$206,610	$2	$10,972

During the year ended December 31, 2013, the Portfolio incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

From January 1, 2013 to June 30, 2013, the Portfolio incurred less than $500 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Distributor and Administrator under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$12,961	$14,274	$7,414	$6,886

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a dividend redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$366	($366)	$—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$4,036

At December 31, 2013, the aggregate cost for Federal income tax purposes is $543,989,000. The aggregate gross unrealized appreciation is $117,037,000 and the aggregate gross unrealized depreciation is $1,155,000 resulting in net unrealized appreciation of $115,882,000.

At December 31, 2013, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $274,000 which will expire on December 31, 2017. These losses may be subject to limitation under IRC Section 382 in future years.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U. S. Federal income tax purposes of approximately $1,588,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2013, the Portfolio deferred to January 1, 2014 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
—	$1,358

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 15% and 52%, for Class I and Class A shares, respectively.

J. Results of Special Shareholder Meeting (unaudited): On June 5, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
88,797	0	20,804

K. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Franchise Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Franchise Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Franchise Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013. For corporate shareholders, 31.7% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $14,274,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for the taxable year ended December 31, 2013. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $13,549,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $589,000, and has derived net income from sources within foreign countries amounting to approximately $11,940,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE-Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JPMorgan Fund Complex.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square 049481 Singapore

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

32

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IFIGFANN
808739 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Frontier Emerging Markets Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Federal Tax Notice	24
U.S. Privacy Policy	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Frontier Emerging Markets Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

Frontier Emerging Markets Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Frontier Emerging Markets Portfolio Class I	$1,000.00	$1,157.90	$1,016.43	$9.46	$8.84	1.74%
Frontier Emerging Markets Portfolio Class A@	1,000.00	1,156.80	1,015.43	10.55	9.86	1.94
Frontier Emerging Markets Portfolio Class L	1,000.00	1,153.20	1,012.50	13.68	12.78	2.52

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

Frontier Emerging Markets Portfolio

The Frontier Emerging Markets Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 32.95%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) Frontier Markets Index (the "Index"), which returned 25.89%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  For the 12-month period ended December 31, 2013, the Index returned 25.89%, significantly outperforming the mainstream emerging markets, which fell 2.60%, as reflected by the MSCI Emerging Markets Index.

•  During the period, the performance dispersion across the frontier markets remained high with Bulgaria up 97.82% and the United Arab Emirates up 90.02%. Argentina also posted strong results, up 65.97%. The worst-performing markets included Ukraine (-15.61%), Tunisia (-5.86%) and Jordan (-5.51%).

•  Stock selection and country allocation both added to the Portfolio's performance.

•  Positive performance in the Portfolio was led by stock selection in and an underweight to Kuwait, followed by stock selection in Qatar, and stock selection in and an overweight allocation to Argentina.

•  On a sector basis, stock selection in and an overweight allocation to the energy sector drove gains, as did stock selection in financials and industrials.

•  The main detractors from performance were stock selection in and an underweight allocation to the United Arab Emirates, followed by an allocation to a sub-Saharan consumer staples company and an allocation to Saudi Arabia.

•  On a sector basis, an overweight to the consumer discretionary sector and stock selection in the consumer staples sector were the primary underperformers.

•  As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification. We would note that the Lipper Emerging Markets Funds Classification includes both frontier and emerging market funds. There currently is not a separate Lipper classification that includes only those funds focused specifically on frontier markets.

Management Strategies

•  We utilize a rigorous, fundamental research-driven approach that integrates top-down country allocation based on relative economic, political and social fundamentals; stock valuations; and investor sentiment. Our bottom-up fundamental analysis seeks to identify issuers that we believe have strong earnings growth potential and positive long-term prospects.

•  We believe long-term prospects for frontier market equities remain constructive given the compelling economic, demographic and productivity characteristics of many frontier markets, despite several well-known challenges. Battles in areas in the Middle East and North Africa continue to present political risk for regional markets. We seek out themes that offer investment opportunities like Saudi Arabia's Saudization policy, wherein the government has focused on integrating more Saudi nationals into the workforce. We believe higher Saudi employment could benefit the economy, particularly in consumer discretionary spending and financials. We are becoming more constructive on Kuwait following a recent research trip where we think there is the potential for the non-oil segment of gross domestic product (GDP) growth to turn positive.

•  We continue to believe in the benefits of new leadership, specifically within previously troubled countries, like in Pakistan where Nawaz Sharif became prime minister in June 2013. The new leader has pledged to change the reputation of the country known for extremism and poverty to one known for good governance and prosperity. Additionally, as we assess our "rules of the road" for investing across the emerging markets, many frontier economies also appear well-positioned from an analysis of their credit cycles.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Frontier Emerging Markets Portfolio

•  Structural problems and sluggish recoveries in the developed countries combined with slowing growth in many mainstream emerging countries continue to dampen equity performance generally. While individual frontier markets face specific, isolated challenges, many are better positioned from a macro perspective relative to some of the larger emerging markets; especially as we look at various fundamentals including the exposure to a China slowdown, the implications of Fed tapering and the effects of a lower-growth world.

•  In terms of portfolio positioning, we continue to focus on countries where we believe GDP growth, fiscal policy and reform agendas remain constructive and on companies with strong earnings visibility, sensible management and solid balance sheets. We continue to search for oversold opportunities where valuations are not reflecting underlying fundamentals. We remain overweight in the Portfolio in such countries as Saudi Arabia, Laos, Pakistan, Romania and Panama, where there is sustainable reform-led growth and reasonable inflation. Kuwait, Kazakhstan and Oman remain our largest underweight country positions relative to the Index.

*  Minimum Investment for Class I shares

**  Commenced Operations on August 25, 2008. Performance shown for the Portfolio's Class I shares reflects the performance of the common shares of the Predecessor Fund for periods prior to September 17, 2012.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+ and L shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Morgan Stanley Capital International (MSCI) Frontier Markets Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	32.95%	13.45%	—	1.23%
MSCI Frontier Markets Index	25.89	9.00	—	-4.35
Lipper Emerging Markets Funds Index	-1.29	15.17	—	3.23
Portfolio — Class A+ Shares w/o sales charges(5)	32.53	—	—	29.52
Portfolio — Class A+ Shares with maximum 5.25% sales charges(5)	25.55	—	—	24.26
MSCI Frontier Markets Index	25.89	—	—	24.02
Lipper Emerging Markets Funds Index	-1.29	—	—	2.74
Portfolio — Class L Shares w/o sales charges(5)	31.81	—	—	28.84
MSCI Frontier Markets Index	25.89	—	—	24.02
Lipper Emerging Markets Funds Index	-1.29	—	—	2.74

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The Morgan Stanley Capital International (MSCI) Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The MSCI Frontier Markets Index currently consists of 26 frontier market country indices. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Frontier Emerging Markets Portfolio

(4)  On September 17, 2012, all assets of Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Predecessor Fund") were reorganized into Class I shares of Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio. Performance shown for Class I shares reflects the performance of the shares of the Predecessor Fund for periods prior to September 17, 2012. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. In addition, Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. The Predecessor Fund commenced operations on August 25, 2008.

(5)  Commenced operations on September 14, 2012.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	38.2%
Commercial Banks	30.5
Oil, Gas & Consumable Fuels	12.7
Diversified Telecommunication Services	6.8
Investment Company	6.1
Wireless Telecommunication Services	5.7
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

Frontier Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (80.8%)
Argentina (7.0%)
Banco Macro SA ADR (a)	156,728	$3,804
Telecom Argentina SA ADR	186,453	3,214
YPF SA ADR	350,900	11,566
		18,584
Austria (1.5%)
OMV AG	83,386	3,991
Bangladesh (2.0%)
GrameenPhone Ltd.	1,537,272	3,976
Islami Bank Bangladesh Ltd.	2,986,918	1,331
		5,307
Egypt (1.2%)
Ghabbour Auto	605,361	3,136
Kenya (3.7%)
Kenya Commercial Bank Ltd.	8,958,988	4,931
Safaricom Ltd.	38,189,236	4,823
		9,754
Kuwait (2.5%)
Burgan Bank SAK	3,484,226	6,786
Laos (2.5%)
Kolao Holdings (a)	262,514	6,729
Nigeria (14.3%)
Access Bank PLC	65,632,666	3,939
Afren PLC (a)	3,413,613	9,564
Dangote Cement PLC	4,417,966	5,816
Guaranty Trust Bank PLC	21,598,819	3,677
Nigerian Breweries PLC	7,721,013	8,105
Zenith Bank PLC	40,572,921	6,918
		38,019
Pakistan (8.0%)
Engro Foods Ltd. (a)	4,142,468	4,127
Lucky Cement Ltd.	2,216,182	6,321
Oil & Gas Development Co., Ltd.	2,330,011	6,146
United Bank Ltd.	3,732,397	4,701
		21,295
Panama (2.8%)
Copa Holdings SA, Class A	45,991	7,364
Qatar (12.2%)
Gulf International Services OSC	570,308	9,553
Ooredoo QSC	249,353	9,395
Qatar Islamic Bank	147,450	2,794
Qatar National Bank SAQ	228,029	10,771
		32,513
Romania (5.0%)
Banca Transilvania (a)	11,434,018	5,803
Fondul Proprietatea SA	16,303,886	4,180
Societatea Nationala de Gaze Naturale ROMGAZ SA GDR (a)(b)	302,095	3,066
	Shares	Value (000)
Societatea Nationala de Gaze Naturale ROMGAZ SA (a)	38,120	$401
		13,450
Sri Lanka (3.5%)
Commercial Bank of Ceylon PLC	5,071,751	4,668
John Keells Holdings PLC	2,725,221	4,736
		9,404
United Arab Emirates (13.1%)
Air Arabia PJSC	11,043,886	4,661
Aramex PJSC	4,754,932	3,935
Drake & Scull International (a)	14,911,914	5,846
Emaar Properties PJSC	5,878,277	12,227
First Gulf Bank PJSC	1,625,821	8,322
		34,991
Vietnam (1.5%)
Viet Nam Dairy Products JSC	590,580	3,975
Total Common Stocks (Cost $183,065)		215,298
Participation Notes (15.4%)
Saudi Arabia (11.2%)
Al Rajhi Bank Series 0002, Equity Linked Notes, expires 2/16/15	301,229	5,863
Alinma Bank, Equity Linked Notes, expires 9/27/16 (a)	244,897	973
Alinma Bank Series 0001, Equity Linked Notes, expires 5/9/16 (a)	743,684	2,955
Etihad Etisalat Co., Equity Linked Notes, expires 9/27/16	115,789	2,640
Etihad Etisalat Co. Series 0002, Equity Linked Notes, expires 5/9/16 (b)	175,208	3,994
Jarir Marketing Co., Equity Linked Notes, expires 12/12/16 (a)(b)	91,624	3,884
Saudi Airlines Catering Co., Equity Linked Notes, expires 5/23/17	121,730	4,593
Saudi Hollandi Bank Series 0002, Equity Linked Notes, expires 3/7/16	441,070	4,916
		29,818
United Arab Emirates (3.6%)
Aramex PJSC, Equity Linked Notes, expires 3/30/16 (a)	4,521,512	3,742
Emirates Telecommunications Corp., Equity Linked Notes, expires 4/14/14	1,840,648	5,863
		9,605
Vietnam (0.6%)
Viet Nam Dairy Products JSC, Equity Linked Notes, expires 7/22/19	141,330	952
Viet Nam Dairy Products JSC Series 000K, Equity Linked Notes, expires 10/23/14	92,590	623
		1,575
Total Participation Notes (Cost $38,763)		40,998

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Frontier Emerging Markets Portfolio

	Shares	Value (000)
Short-Term Investment (6.2%)
Investment Company (6.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $16,542)	16,542,076	$16,542
Total Investments (102.4%) (Cost $238,370)		272,838
Liabilities in Excess of Other Assets (-2.4%)		(6,486)
Net Assets (100.0%)		$266,352

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Frontier Emerging Markets Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $221,828)	$256,296
Investment in Security of Affiliated Issuer, at Value (Cost $16,542)	16,542
Total Investments in Securities, at Value (Cost $238,370)	272,838
Foreign Currency, at Value (Cost $1,673)	1,672
Receivable for Portfolio Shares Sold	2,003
Dividends Receivable	184
Receivable for Investments Sold	10
Tax Reclaim Receivable	5
Receivable from Affiliate	1
Other Assets	36
Total Assets	276,749
Liabilities:
Payable for Investments Purchased	9,224
Payable for Advisory Fees	632
Deferred Capital Gain Country Tax	218
Payable for Portfolio Shares Redeemed	111
Payable for Reorganization Expense	109
Payable for Custodian Fees	30
Payable for Professional Fees	28
Payable for Administration Fees	17
Payable for Transfer Agent Fees	8
Payable for Transfer Agent Fees — Class I	2
Payable for Transfer Agent Fees — Class A*	— @
Payable for Transfer Agent Fees — Class L	— @
Payable for Sub Transfer Agency Fees — Class I	6
Payable for Shareholder Services Fees — Class A*	4
Payable for Distribution and Shareholder Services Fees — Class L	2
Other Liabilities	6
Total Liabilities	10,397
Net Assets	$266,352
Net Assets Consist Of:
Paid-in-Capital	$269,192
Distributions in Excess of Net Investment Income	(602)
Accumulated Net Realized Loss	(36,476)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $218 Deferred Capital Gain Country Tax)	34,250
Foreign Currency Translations	(12)
Net Assets	$266,352
CLASS I:
Net Assets	$239,378
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	12,694,130
Net Asset Value, Offering and Redemption Price Per Share	$18.86
CLASS A*:
Net Assets	$23,762
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,265,608
Net Asset Value, Redemption Price Per Share	$18.78
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$1.04
Maximum Offering Price Per Share	$19.82
CLASS L:
Net Assets	$3,212
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	171,666
Net Asset Value, Offering and Redemption Price Per Share	$18.71

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

@  Amount is less than $500.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Frontier Emerging Markets Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $165 of Foreign Taxes Withheld)	$2,564
Dividends from Security of Affiliated Issuer (Note G)	6
Interest from Securities of Unaffiliated Issuers (Net of $—@ Foreign Taxes Withheld)	—	@
Total Investment Income	2,570
Expenses:
Advisory Fees (Note B)	1,418
Custodian Fees (Note F)	258
Professional Fees	159
Administration Fees (Note C)	91
Offering Costs	89
Registration Fees	37
Shareholder Services Fees — Class A* (Note D)	10
Distribution and Shareholder Services Fees — Class L (Note D)	9
Sub Transfer Agency Fees	9
Sub Transfer Agency Fees — Class I	10
Sub Transfer Agency Fees — Class A*	—	@
Shareholder Reporting Fees	17
Transfer Agency Fees (Note E)	10
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A* (Note E)	—	@
Transfer Agency Fees — Class L (Note E)	—	@
Pricing Fees	6
Directors' Fees and Expenses	3
Other Expenses	23
Total Expenses	2,152
Waiver of Advisory Fees (Note B)	(118)
Rebate from Morgan Stanley Affiliate (Note G)	(10)
Reimbursement of Class Specific Expenses — Class L (Note B)	(—	@)
Net Expenses	2,024
Net Investment Income	546
Realized Gain (Loss):
Investments Sold (Net of $10 Capital Gain Country Tax)	2,958
Foreign Currency Transactions	(295)
Net Realized Gain	2,663
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $199)	28,727
Foreign Currency Translations	(13)
Net Change in Unrealized Appreciation (Depreciation)	28,714
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	31,377
Net Increase in Net Assets Resulting from Operations	$31,923

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Frontier Emerging Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)		Period from November 1, 2012 to December 31, 2012 (000)	Year Ended October 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$546		$(110)	$1,225
Net Realized Gain	2,663		3,778	(2,058)
Net Change in Unrealized Appreciation (Depreciation)	28,714		(1,730)	10,319
Net Increase in Net Assets Resulting from Operations	31,923		1,938	9,486
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(854)		(1,092)	(1,445)
Class A*:
Net Investment Income	(60)		(— @)	—
Class H@@:
Net Investment Income	—		(1)	—
Class L:
Net Investment Income	(1)		(— @)	—
Total Distributions	(915)		(1,093)	(1,445)
Capital Share Transactions:(1)
Class I:
Subscribed	178,020		770	618
Distributions Reinvested	537		903	—
Redeemed	(20,156)		(9,855)	(35,040)
Class A*:
Subscribed	24,432		—	10 **
Distributions Reinvested	60		—	—
Conversion from Class H	780		—	—
Redeemed	(2,709)		—	—
Class H@@:
Subscribed	720	***	100	10 **
Distributions Reinvested	—		1	—
Conversion to Class A	(780	)***	—	—
Redeemed	(43	)***	(25)	—
Class L:
Subscribed	5,119		—	10 **
Distributions Reinvested	1		—	—
Redeemed	(2,171)		—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	183,810		(8,106)	(34,392)
Redemption Fees	12		24	148
Total Increase (Decrease) in Net Assets	214,830		(7,237)	(26,203)
Net Assets:
Beginning of Period	51,522		58,759	84,962
End of Period (Including Distributions in Excess of Net Investment Income of $(602), $(2)and $1,092)	$266,352		$51,522	$58,759
The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Frontier Emerging Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2013 (000)		Period from November 1, 2012 to December 31, 2012 (000)	Year Ended October 31, 2012 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	10,282		55	45
Shares Issued on Distributions Reinvested	29		65	—
Shares Redeemed	(1,228)		(703)	(2,514)
Net Increase (Decrease) in Class I Shares Outstanding	9,083		(583)	(2,469)
Class A*:
Shares Subscribed	1,368		—	1	**
Shares Issued on Distributions Reinvested	3		—	—
Conversion from Class H	47		—	—
Shares Redeemed	(153)		—	—
Net Increase in Class A* Shares Outstanding	1,265		—	1	**
Class H@@:
Shares Subscribed	43	***	7	1	**
Shares Issued on Distributions Reinvested	—		— @@@	—
Conversion to Class A	(47	)***	—	—
Shares Redeemed	(2	)***	(2)	—
Net Increase (Decrease) in Class H Shares Outstanding	(6)		5	1	**
Class L:
Shares Subscribed	296		—	1	**
Shares Issued on Distributions Reinvested	—	@@@	—	—
Shares Redeemed	(125)		—	—
Net Increase in Class L Shares Outstanding	171		—	1	**

@  Amount is less than $500.

@@  Effective September 9, 2013, Class H shares converted into Class A shares.

@@@  Amount is less than 500 Shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period September 17, 2012 (commencement of operations) to October 31, 2012.

***  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Frontier Emerging Markets Portfolio

	Class I
	Year Ended December 31,	Period from November 1, 2012 to December 31,		Year Ended October 31,
Selected Per Share Data and Ratios	2013	2012		2012	2011	2010		2009
Net Asset Value, Beginning of Period	$14.24	$14.00		$12.75	$15.26	$13.19		$11.79
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.09	(0.03)		0.19	0.34	0.13		0.21
Net Realized and Unrealized Gain (Loss)	4.60	0.56		1.26	(2.65)	2.06		1.18
Total from Investment Operations	4.69	0.53		1.45	(2.31)	2.19		1.39
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	(0.30)		(0.22)	(0.20)	(0.21)		—
Anti-Dilutive Effect of Share Repurchase Program	—	—		—	—	0.09		0.01
Redemption Fees	0.00 ‡	0.01		0.02	—	—		—
Net Asset Value, End of Period	$18.86	$14.24		$14.00	$12.75	$15.26		$13.19
Total Return++	32.95%	3.94	%#	12.03%	(15.35)%	17.95%		11.87%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$239,378	$51,415		$58,729	$84,962	$101,662		$93,038
Ratio of Expenses to Average Net Assets (1)	1.77%+	1.85	%+††*	2.38%+	2.03%+	2.13	%+	2.05%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		2.38%+	N/A	N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.54%+	(1.23	)%+††*	1.47%+	2.32%+	1.00	%+	1.89%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%*§	0.01%	0.00%§	0.00	%§	0.01%
Portfolio Turnover Rate	34%	13	%#	59%	60%	42%		54%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.89%	3.31	%††*	2.47%	N/A	N/A		N/A
Net Investment Income (Loss) to Average Net Assets	0.42%	(2.69	)%††*	1.38%	N/A	N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Frontier Emerging Markets Portfolio

	Class A@
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from November 1, 2012 to December 31, 2012		Period from September 14 2012^ to October 31, 2012
Net Asset Value, Beginning of Period	$14.20		$13.97		$13.76
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.15)		(0.03)		(0.02)
Net Realized and Unrealized Gain	4.79		0.56		0.23
Total from Investment Operations	4.64		0.53		0.21
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.30)		—
Redemption Fees	0.00	‡	—		—
Net Asset Value, End of Period	$18.78		$14.20		$13.97
Total Return++	32.53%		3.77	%#	1.67	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$23,762		$10		$10
Ratio of Expenses to Average Net Assets (1)	1.95	%+^^	2.10	%+††*	2.10	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		2.09	%*+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.81	)%+	(1.48	)%+††*	(0.88	)%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%*§	0.01	%*
Portfolio Turnover Rate	34%		13	%#	59	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		3.56	%††*	2.92	%*
Net Investment Loss to Average Net Assets	N/A		(2.94	)%††*	(1.70	)%*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class A shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Frontier Emerging Markets Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from November 1, 2012 to December 31, 2012		Period from September 14 2012^ to October 31, 2012
Net Asset Value, Beginning of Period	$14.19		$13.96		$13.76
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.16)		(0.05)		(0.02)
Net Realized and Unrealized Gain	4.69		0.57		0.22
Total from Investment Operations	4.53		0.52		0.20
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.29)		—
Redemption Fees	0.00	‡	—		—
Net Asset Value, End of Period	$18.71		$14.19		$13.96
Total Return++	31.81%		3.71	%#	1.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,212		$10		$10
Ratio of Expenses to Average Net Assets (1)	2.53	%+^^	2.60	%+††*	2.60	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		2.59	%*+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.92	)%+	(1.98	)%+††*	(1.37	)%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%*§	0.01	%*
Portfolio Turnover Rate	34%		13	%#	59	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		4.08	%††*	3.49	%*
Net Investment Loss to Average Net Assets	N/A		(3.46	)%††*	(2.26	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.70% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.60% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Frontier Emerging Markets Portfolio. The Portfolio seeks long-term capital appreciation. The Portfolio offers three classes of shares — Class I, Class A and Class L.

On September 17, 2012, the Frontier Emerging Markets Portfolio acquired all of the assets and liabilities of Morgan Stanley Frontier Emerging Markets Fund, Inc. ("Frontier Emerging Markets Fund, Inc."), a closed-end investment company, in exchange for Class I shares of the Portfolio. Based on the respective valuations as of the close of business on September 14, 2012, pursuant to a Plan of Reorganization approved by the shareholders of Frontier Emerging Markets Fund, Inc. on August 22, 2012 ("Reorganization"). The net assets of Frontier Emerging Markets Fund, Inc. before the Reorganization were approximately $91,975,000, including unrealized appreciation of approximately $12,776,000. Immediately after the Reorganization, the net assets of the Portfolio were approximately $91,975,000.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc.

(the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include,

but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$3,935	$—	$—	$3,935
Airlines	12,025	—	—	12,025
Automobiles	3,136	—	—	3,136
Beverages	8,105	—	—	8,105
Commercial Banks	68,445	—	—	68,445
Construction & Engineering	5,846	—	—	5,846
Construction Materials	12,137	—	—	12,137
Diversified Financial Services	4,180	—	—	4,180
Diversified Telecommunication Services	12,609	—	—	12,609
Energy Equipment & Services	9,553	—	—	9,553
Food Products	4,127	3,975	—	8,102
Industrial Conglomerates	4,736	—	—	4,736
Oil, Gas & Consumable Fuels	31,668	3,066	—	34,734
Real Estate Management & Development	12,227	—	—	12,227
Specialty Retail	6,729	—	—	6,729
Wireless Telecommunication Services	8,799	—	—	8,799
Total Common Stocks	208,257	7,041	—	215,298
Participation Notes	—	40,998	—	40,998
Short-Term Investment — Investment Company	16,542	—	—	16,542
Total Assets	$224,799	$48,039	$—	$272,838

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $93,364,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Portfolio's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 1.25% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.85% for Class I shares, 2.10% for Class A shares and 2.60% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% and 2.70% for Class A and Class L shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $118,000 of advisory fees were waived and less than $500 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $211,829,000 and $37,251,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $10,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$1,948	$135,859	$121,265	$6	$16,542

During the year ended December 31, 2013, the Portfolio incurred approximately $14,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

From January 1, 2013 to June 30, 2013, the Portfolio incurred approximately $3,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax periods from the tax period ended October 31, 2011 through the tax period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

Year Ended December 31, 2013 Distributions Paid From:		Period from November 1 through December 31, 2012 Distributions Paid From:		Year Ended October 31, 2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$915	—	$1,093	—	$1,445	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and foreign taxes paid on capital gains, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(231)	$296	$(65)

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$323	—

At December 31, 2013, the aggregate cost for Federal income tax purposes is $239,404,000. The aggregate gross unrealized appreciation is $35,523,000 and the aggregate gross unrealized depreciation is $2,089,000, resulting in net unrealized appreciation of $33,434,000.

At December 31, 2013, the Portfolio had available for Federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration
$4,750	December 31, 2015
26,532	December 31, 2016
4,191	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U. S. Federal income tax purposes of approximately $3,832,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2013, the Portfolio

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

deferred to January 1, 2014 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
—	$893

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 50% and 80% for Class I and Class A shares, respectively.

J. Results of Special Shareholder Meeting (unaudited): On June 5, 2013 as adjourned to June 24, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
9,992	0	0

K. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Frontier Emerging Markets Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Frontier Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Frontier Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable period ended December 31, 2013. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $938,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $140,000 and has derived net income from sources within foreign countries amounting to approximately $2,563,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

32

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIFEMANN
811209 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Small Company Growth Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
U.S. Privacy Policy	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Small Company Growth Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

Small Company Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
Small Company Growth Portfolio Class I	$1,000.00	$1,311.40	$1,019.96	$6.06	*	$5.30	*	1.04%
Small Company Growth Portfolio Class A@	1,000.00	1,309.60	1,018.55	7.68	*	6.72	*	1.32
Small Company Growth Portfolio Class L	1,000.00	1,305.80	1,015.83	10.81	*	9.45	*	1.86
Small Company Growth Portfolio Class IS	1,000.00	1,165.00	1,011.81	3.08	**	2.86	**	0.97

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 107/365 (to reflect the actual days in the period).

***  Annualized.

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

Small Company Growth Portfolio

The Small Company Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 62.26%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Russell 2000® Growth Index (the "Index"), which returned 43.30%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  U.S. stocks turned in a strong performance for the year ended December 31, 2013. As in 2012, the expectation that accommodative monetary policy by the U.S. Federal Reserve (Fed) would continue for some time helped drive the prices of risky assets including stocks higher in 2013. However, as the U.S. economy began to look stronger, the Fed started signaling its intention to reduce the pace of its asset purchase program (known as quantitative easing or QE) if economic data warranted. Uncertainty as to the timing and magnitude of this tapering led to volatility across the capital markets. When the Fed unexpectedly left its QE program intact after its September meeting, stocks rallied strongly. The market's advance paused in October, disrupted by a partial government shutdown and political gridlock over whether to raise the debt ceiling, but resumed in the final months of the period on expectations — and later confirmation by the Fed — that QE tapering would begin in 2014.

•  Stock selection in two sectors — technology and consumer discretionary — drove the majority of the Portfolio's outperformance relative to the Index. In the technology sector, performance was led by a position in an online global communications platform. A holding in a restaurant owner/operator drove relative gains in the consumer discretionary sector.

•  The third largest contributor was the consumer staples sector, where stock selection and an overweight in the sector were both beneficial to relative performance. The Portfolio's exposure to a U.K.-based online grocer, which is not represented in the Index, added the most to performance within the sector.

•  The only sector-level detractor from relative performance during the period was health care. Both stock selection and an underweight in the sector dampened relative returns. A holding in a medical claims processor was the most detrimental to performance in the sector.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising returns on invested capital, strong free cash flow generation and an attractive risk/reward. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+, L and IS shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Small Company Growth Portfolio

Performance Compared to the Russell 2000® Growth Index(1) and the Lipper Small-Cap Growth Funds Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	62.26%	26.58%	11.42%	12.43%
Russell 2000® Growth Index	43.30	22.58	9.41	8.05
Lipper Small-Cap Growth Funds Index	40.99	22.20	8.27	9.73
Portfolio — Class A+. Shares w/o sales charges(5)	61.88	26.23	11.13	11.84
Portfolio — Class A+ Shares with maximum 5.25% sales charges(5)	53.35	24.87	10.53	11.50
Russell 2000® Growth Index	43.30	22.58	9.41	6.78
Lipper Small-Cap Growth Funds Index	40.99	22.20	8.27	7.91
Portfolio — Class L Shares w/o sales charges(6)	60.97	—	—	31.81
Russell 2000® Growth Index	43.30	—	—	25.38
Lipper Small-Cap Growth Funds Index	40.99	—	—	24.35
Portfolio — Class IS Shares w/o sales charges(7)	—	—	—	16.50
Russell 2000® Growth Index	—	—	—	10.38
Lipper Small-Cap Growth Funds Index	—	—	—	9.68

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Small-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on November 1, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on November 11, 2011.

(7)  Commenced offering on September 13, 2013.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	43.7%
Computer Services, Software & Systems	17.5
Commercial Services	10.4
Foods	9.7
Computer Technology	6.9
Diversified Retail	6.5
Investment Company	5.3
Total Investments	100.0%

*  Percentages indicated are based upon total investmest (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2013.

**  Industries and/or investment types representing less than 5% of total investments.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (88.7%)
Advertising Agencies (2.6%)
Aimia, Inc. (Canada)	2,939,103	$53,981
Criteo SA ADR (France) (a)	259,377	8,871
		62,852
Air Transport (1.4%)
XPO Logistics, Inc. (a)(b)	1,251,876	32,912
Asset Management & Custodian (4.4%)
Eurazeo SA (France)	698,145	54,726
Greenhill & Co., Inc.	887,438	51,418
		106,144
Auto Parts (0.8%)
Fox Factory Holding Corp. (a)	1,137,266	20,039
Banks: Diversified (1.1%)
Financial Engines, Inc.	382,389	26,568
Beverage: Brewers & Distillers (1.3%)
Boston Beer Co., Inc. (The), Class A (a)(b)	95,799	23,163
Crimson Wine Group Ltd. (a)	977,858	8,645
		31,808
Biotechnology (0.7%)
Alnylam Pharmaceuticals, Inc. (a)	92,789	5,969
Intrexon Corp. (a)(b)	268,243	6,384
Organovo Holdings, Inc. (a)(b)	449,231	4,973
		17,326
Building Materials (0.8%)
Louis XIII Holdings Ltd. (Hong Kong)	19,806,680	19,949
Cement (0.9%)
Eagle Materials, Inc.	283,964	21,987
Chemicals: Diversified (0.3%)
Tronox Ltd., Class A	352,642	8,136
Commercial Services (10.4%)
Advisory Board Co. (The) (a)	1,642,043	104,549
Corporate Executive Board Co. (The)	1,345,950	104,217
CoStar Group, Inc. (a)	122,479	22,607
MercadoLibre, Inc. (Brazil)	201,192	21,687
		253,060
Computer Services, Software & Systems (12.1%)
Autohome, Inc. ADR (China) (a)	375,671	13,746
Cornerstone OnDemand, Inc. (a)	474,642	25,317
Dealertrack Technologies, Inc. (a)	278,578	13,394
FireEye, Inc. (a)	450,603	19,651
Guidewire Software, Inc. (a)	470,809	23,103
MakeMyTrip Ltd. (India) (a)	1,002,686	19,312
OpenTable, Inc. (a)	388,959	30,872
RealPage, Inc. (a)	516,218	12,069
Solera Holdings, Inc.	864,869	61,198
Tangoe, Inc. (a)	763,395	13,749
Veeva Systems, Inc., Class A (a)(b)	427,172	13,712
Xoom Corp. (a)	635,206	17,385
	Shares	Value (000)
Yelp, Inc. (a)	331,980	$22,890
Zynga, Inc., Class A (a)	2,125,298	8,076
		294,474
Computer Technology (7.0%)
Benefitfocus, Inc. (a)(b)	939,255	54,233
FleetMatics Group PLC (Ireland) (a)	308,915	13,361
Nimble Storage, Inc. (a)	345,029	15,630
Textura Corp. (a)(b)	1,506,730	45,111
Youku Tudou, Inc. ADR (China) (a)	721,827	21,871
Zillow, Inc., Class A (a)(b)	225,946	18,466
		168,672
Consumer Electronics (0.6%)
Sohu.com, Inc. (China) (a)(b)	206,100	15,031
Diversified Financial Services (1.8%)
Capitol Acquisition Corp. II (Units) (a)(c)	803,544	8,007
Ellie Mae, Inc. (a)	405,259	10,889
WageWorks, Inc. (a)	420,404	24,989
		43,885
Diversified Retail (6.1%)
Blue Nile, Inc. (a)	1,168,636	55,031
Citi Trends, Inc. (a)	692,335	11,770
Groupon, Inc. (a)	4,333,583	51,006
Krispy Kreme Doughnuts, Inc. (a)	1,606,173	30,983
		148,790
Electronic Components (1.0%)
3D Systems Corp. (a)(b)	254,411	23,642
Electronics (1.4%)
QIWI plc ADR	588,206	32,940
Entertainment (2.3%)
Legend Pictures LLC Ltd. (a)(d)(e)(f) (acquisition cost — $5,829; acquired 3/8/12)	5,452	7,178
Vail Resorts, Inc.	636,538	47,887
		55,065
Foods (9.7%)
Annie's, Inc. (a)	501,836	21,599
Fairway Group Holdings Corp. (a)(b)	1,126,174	20,406
Fiesta Restaurant Group, Inc. (a)	1,885,338	98,490
Ocado Group PLC (United Kingdom) (a)	6,293,622	46,023
Potbelly Corp. (a)(b)	2,041,865	49,577
		236,095
Health Care Management Services (1.7%)
HMS Holdings Corp. (a)	1,795,925	40,821
Health Care Services (3.6%)
athenahealth, Inc. (a)	656,807	88,341
Household Appliances (0.9%)
SodaStream International Ltd. (Israel) (a)(b)	450,924	22,384
Insurance: Multi-Line (1.3%)
Greenlight Capital Re Ltd., Class A (a)	957,133	32,265
Leisure Time (0.4%)
Qunar Cayman Islands Ltd. ADR (China) (a)	393,239	10,433

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Shares	Value (000)
Medical & Dental Instruments & Supplies (1.0%)
Techne Corp.	254,955	$24,137
Medical Services (2.9%)
Medidata Solutions, Inc. (a)	1,173,650	71,088
Oil: Crude Producers (0.8%)
Gulfport Energy Corp. (a)	303,610	19,173
Pharmaceuticals (0.7%)
Agios Pharmaceuticals, Inc. (a)(b)	149,326	3,576
Ironwood Pharmaceuticals, Inc. (a)	1,035,146	12,018
		15,594
Restaurants (1.6%)
BJ's Restaurants, Inc. (a)	1,263,393	39,241
Semiconductors & Components (1.7%)
First Solar, Inc. (a)	361,296	19,741
Tessera Technologies, Inc.	1,041,128	20,521
		40,262
Specialty Retail (1.6%)
Five Below, Inc. (a)	889,794	38,439
Technology: Miscellaneous (1.5%)
iRobot Corp. (a)	432,022	15,021
Tableau Software, Inc., Class A (a)	323,685	22,312
		37,333
Telecommunications Equipment (1.8%)
Angie's List, Inc. (a)(b)	1,552,637	23,522
Pandora Media, Inc. (a)	774,694	20,607
		44,129
Truckers (0.5%)
Prumo Logistica SA (Brazil) (a)	26,024,691	11,913
Utilities: Electrical (0.0%)
AET&D Holdings No. 1 Ltd. (Australia) (a)(d)(f)	6,682,555	—
Total Common Stocks (Cost $1,352,168)		2,154,928
Preferred Stocks (1.0%)
Advertising Agencies (0.1%)
Glam Media, Inc. Series M-1 (a)(d)(e)(f) (acquisition cost — $5,449; acquired 3/19/08)	361,920	1,067
Glam Media, Inc. Escrow Series M-1 (a)(d)(e)(f) (acquisition cost — $506; acquired 3/19/08)	51,702	88
		1,155
Diversified Retail (0.4%)
Flipkart Online Services Pvt Ltd. Series D (a)(d)(e)(f) (acquisition cost — $9,579; acquired 10/4/13)	417,464	9,890
Health Care Services (0.5%)
Castlight Health, Inc. (a)(d)(e)(f) (acquisition cost — $7,387; acquired 6/4/10)	1,796,926	12,219
Total Preferred Stocks (Cost $22,921)		23,264
	Shares	Value (000)
Convertible Preferred Stocks (5.4%)
Computer Services, Software & Systems (5.4%)
Twitter, Inc. Series E (a)(e)(f) (acquisition cost — $6,019; acquired 9/24/09)	2,259,658	$131,851
Computer Technology (0.0%)
Youku Tudou, Inc., Class A (China) (a)(d)(e)(f) (acquisition cost — $—@; acquired 9/16/10)	1	—	@
Total Convertible Preferred Stocks (Cost $6,019)		131,851
	Face Amount (000)
Promissory Notes (0.0%)
Advertising Agencies (0.0%)
Glam Media, Inc. 9.00%, 12/3/19 (a)(d)(e)(f) (acquisition cost — $2,301; acquired 3/19/08)	$793	702
Glam Media, Inc. Escrow 9.00%, 12/3/19 (a)(d)(e)(f) (acquisition cost — $55; acquired 3/19/08)	29	13
Total Promissory Notes (Cost $2,356)		715
	Notional Amount
Call Options Purchased (0.1%)
Foreign Currency Options (0.1%)
USD/CNY December 2014 CNY	317,437,335	532
USD/CNY December 2014 CNY	363,861,150	618
USD/CNY December 2014 CNY	25,442,473	42
Total Call Options Purchased (Cost $2,228)		1,192
	Shares
Short-Term Investments (10.7%)
Securities held as Collateral on Loaned Securities (5.3%)
Investment Company (4.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	111,152,650	111,153
	Face Amount (000)
Repurchase Agreements (0.7%)
BNP Paribas Securities Corp. (0.01%, dated 12/31/13, due 1/2/14; proceeds $10,012; fully collateralized by various U.S. Government Obligations; 0.63% — 3.63% due 8/15/16 — 2/15/21; valued at $10,212)	$10,012	10,012

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Merrill Lynch & Co., Inc. (0.18%, dated 12/31/13, due 1/2/14; proceeds $7,151; fully collateralized by various Common Stocks and Exchange Traded Funds; valued at $7,728)	$7,151	$7,151
		17,163
Total Securities held as Collateral on Loaned Securities (Cost $128,316)		128,316
	Shares
Investment Company (5.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $130,456)	130,456,398	130,456
Total Short-Term Investments (Cost $258,772)		258,772
Total Investments (105.9%) (Cost $1,644,464) Including $147,653 of Securities Loaned		2,570,722
Liabilities in Excess of Other Assets (-5.9%)		(142,549)
Net Assets (100.0%)		$2,428,173

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2013.

(c)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(d)  At December 31, 2013, the Portfolio held fair valued securities valued at approximately $31,157,000, representing 1.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2013 amounts to approximately $163,008,000 and represents 6.7% of net assets.

(f)  Security has been deemed illiquid at December 31, 2013.

@  Value is less than $500.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Small Company Growth Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,402,855)	$2,329,113
Investment in Security of Affiliated Issuer, at Value (Cost $241,609)	241,609
Total Investments in Securities, at Value (Cost $1,644,464)	2,570,722
Foreign Currency, at Value (Cost $399)	400
Cash	3,921
Receivable for Portfolio Shares Sold	2,635
Dividends Receivable	208
Receivable from Affiliate	8
Other Assets	110
Total Assets	2,578,004
Liabilities:
Collateral on Securities Loaned, at Value	132,237
Payable for Investments Purchased	6,121
Payable for Advisory Fees	4,695
Payable for Portfolio Shares Redeemed	3,821
Due to Broker	1,520
Payable for Sub Transfer Agency Fees	772
Payable for Sub Transfer Agency Fees — Class I	245
Payable for Sub Transfer Agency Fees — Class A*	68
Payable for Sub Transfer Agency Fees — Class L	2
Payable for Administration Fees	158
Payable for Shareholder Services Fees — Class A*	59
Payable for Distribution and Shareholder Services Fees — Class L	2
Payable for Transfer Agent Fees	25
Payable for Transfer Agent Fees — Class I	2
Payable for Transfer Agent Fees — Class A*	3
Payable for Transfer Agent Fees — Class L	1
Payable for Custodian Fee	11
Payable for Directors' Fees and Expenses	8
Payable for Professional Fees	3
Other Liabilities	78
Total Liabilities	149,831
Net Assets	$2,428,173
Net Assets Consist Of:
Paid-in-Capital	$1,450,856
Accumulated Net Investment Loss	(331)
Accumulated Net Realized Gain	51,389
Unrealized Appreciation (Depreciation) on:
Investments	926,258
Foreign Currency Translations	1
Net Assets	$2,428,173

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Small Company Growth Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2013 (000)
CLASS I:
Net Assets	$2,017,558
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	98,199,062
Net Asset Value, Offering and Redemption Price Per Share	$20.55
CLASS A*:
Net Assets	$282,632
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	15,011,826
Net Asset Value, Redemption Price Per Share	$18.83
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$1.04
Maximum Offering Price Per Share	$19.87
CLASS L:
Net Assets	$2,632
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	141,486
Net Asset Value, Offering and Redemption Price Per Share	$18.60
CLASS IS:
Net Assets	$125,351
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	6,100,954
Net Asset Value, Offering and Redemption Price Per Share	$20.55
(1) Including: Securities on Loan, at Value:	$147,653

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Trustees approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Small Company Growth Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $190 of Foreign Taxes Withheld)	$9,220
Income from Securities Loaned — Net	566
Dividends from Security of Affiliated Issuer (Note G)	74
Total Investment Income	9,860
Expenses:
Advisory Fees (Note B)	15,617
Administration Fees (Note C)	1,417
Sub Transfer Agency Fees	1,260
Sub Transfer Agency Fees — Class I	363
Sub Transfer Agency Fees — Class A*	83
Sub Transfer Agency Fees — Class L	2
Shareholder Services Fees — Class A* (Note D)	555
Distribution and Shareholder Services Fees — Class L (Note D)	16
Professional Fees	126
Custodian Fees (Note F)	94
Shareholder Reporting Fees	79
Registration Fees	65
Directors' Fees and Expenses	36
Transfer Agency Fees (Note E)	15
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A* (Note E)	4
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class IS (Note E)	— @
Pricing Fees	6
Other Expenses	35
Total Expenses	19,777
Waiver of Advisory Fees (Note B)	(594)
Rebate from Morgan Stanley Affiliate (Note G)	(113)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(— @)
Net Expenses	19,069
Net Investment Loss	(9,209)
Realized Gain (Loss):
Investments Sold	285,850
Foreign Currency Transactions	(19)
Net Realized Gain	285,831
Change in Unrealized Appreciation (Depreciation):
Investments	581,505
Foreign Currency Translations	1
Net Change in Unrealized Appreciation (Depreciation)	581,506
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	867,337
Net Increase in Net Assets Resulting from Operations	$858,128

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Small Company Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(9,209)		$(3,411)
Net Realized Gain	285,831		74,072
Net Change in Unrealized Appreciation (Depreciation)	581,506		151,012
Net Increase in Net Assets Resulting from Operations	858,128		221,673
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(199,473)		(49,670)
Class A*:
Net Realized Gain	(30,381)		(7,977)
Class H@:
Net Realized Gain	(444	)**	(1,517)
Class L:
Net Realized Gain	(288)		(80)
Class IS:
Net Realized Gain	(11,450	)***	—
Total Distributions	(242,036)		(59,244)
Capital Share Transactions:(1)
Class I:
Subscribed	569,339		151,108
Distributions Reinvested	179,899		44,622
Redeemed	(419,274)		(254,616)
Class A*:
Subscribed	51,772		25,076
Distributions Reinvested	30,284		7,977
Conversion from Class H	40,275		—
Redeemed	(63,380)		(189,797)
Class H@:
Subscribed	365	**	334
Distributions Reinvested	432	**	1,472
Conversion to Class A	(40,275	)**	—
Redeemed	(2,876	)**	(5,104)
Class L:
Subscribed	277		11
Distributions Reinvested	286		78
Redeemed	(333)		(225)
Class IS:
Subscribed	119,724	***	—
Distributions Reinvested	11,449	***	—
Redeemed	(413	)***	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	477,551		(219,064)
Redemption Fees	83		39
Total Increase (Decrease) in Net Assets	1,093,726		(56,596)
Net Assets:
Beginning of Period	1,334,447		1,391,043
End of Period (Including Accumulated Net Investment Loss of $(331) and $(407))	$2,428,173		$1,334,447

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Small Company Growth Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	30,361		10,863
Shares Issued on Distributions Reinvested	9,194		3,171
Shares Redeemed	(22,130)		(18,256)
Net Increase (Decrease) in Class I Shares Outstanding	17,425		(4,222)
Class A*:
Shares Subscribed	3,064		1,938
Shares Issued on Distributions Reinvested	1,685		611
Conversion from Class H	2,320		—
Shares Redeemed	(3,998)		(14,598)
Net Increase (Decrease) in Class A* Shares Outstanding	3,071		(12,049)
Class H@:
Shares Subscribed	23	**	25
Shares Issued on Distributions Reinvested	27	**	113
Conversion to Class A	(2,319	)**	—
Shares Redeemed	(188	)**	(393)
Net Decrease in Class H Shares Outstanding	(2,457)		(255)
Class L:
Shares Subscribed	16		1
Shares Issued on Distributions Reinvested	16		6
Shares Redeemed	(20)		(18)
Net Increase (Decrease) in Class L Shares Outstanding	12		(11)
Class IS:
Shares Subscribed	5,542	***	—
Shares Issued on Distributions Reinvested	579	***	—
Shares Redeemed	(20	)***	—
Net Increase in Class IS Shares Outstanding	6,101		—

@  Effective September 9, 2013, Class H shares converted into Class A shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Small Company Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012		2011	2010		2009
Net Asset Value, Beginning of Period	$14.16	$12.64		$14.17	$11.14		$7.64
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.09)	(0.03)		(0.04)	0.01		(0.03)
Net Realized and Unrealized Gain (Loss)	8.77	2.19		(1.25)	3.02		3.68
Total from Investment Operations	8.68	2.16		(1.29)	3.03		3.65
Distributions from and/or in Excess of:
Net Investment Income	—	—		—	—		(0.01)
Net Realized Gain	(2.29)	(0.64)		(0.24)	—		(0.14)
Total Distributions	(2.29)	(0.64)		(0.24)	—		(0.15)
Redemption Fees	0.00 ‡	0.00	‡	0.00 ‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$20.55	$14.16		$12.64	$14.17		$11.14
Total Return++	62.26%	17.10%		(9.12)%	27.20%		47.92%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,017,558	$1,143,640		$1,074,392	$1,227,782		$977,515
Ratio of Expenses to Average Net Assets (1)	1.04%+	1.05	%+††	1.05%+	1.05	%+††	1.05	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		1.05%+	1.05	%+††	1.05	%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.49)%+	(0.20	)%+††	(0.29)%+	0.10	%+††	(0.28	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%††§	0.00%§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	43%	22%		26%	26%		27%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.08%	1.12	%††	1.10%	1.12	%+††	1.07	%+
Net Investment Income (Loss) to Average Net Assets	(0.53)%	(0.27	)%††	(0.34)%	0.03	%+††	(0.30	)%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Small Company Growth Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012		2011	2010		2009
Net Asset Value, Beginning of Period	$13.13	$11.80		$13.27	$10.46		$7.19
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.13)	(0.06)		(0.07)	(0.02)		(0.05)
Net Realized and Unrealized Gain (Loss)	8.12	2.03		(1.16)	2.83		3.46
Total from Investment Operations	7.99	1.97		(1.23)	2.81		3.41
Distributions from and/or in Excess of:
Net Realized Gain	(2.29)	(0.64)		(0.24)	—		(0.14)
Redemption Fees	0.00 ‡	0.00	‡	0.00 ‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$18.83	$13.13		$11.80	$13.27		$10.46
Total Return++	61.88%	16.70%		(9.28)%	26.86%		47.41%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$282,632	$156,824		$282,988	$530,123		$536,329
Ratio of Expenses to Average Net Assets (1)	1.31%+^	1.30	%+††	1.30%+	1.30	%+††	1.30	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		1.30%+	1.30	%+††	1.30	%+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.75)%+	(0.45	)%+††	(0.54)%+	(0.15	)%+††	(0.53	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%††§	0.00%§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	43%	22%		26%	26%		27%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.35%	1.37	%††	1.35%	1.37	%+††	1.32	%+
Net Investment Loss to Average Net Assets	(0.79)%	(0.52	)%††	(0.59)%	(0.22	)%+††	(0.55	)%+

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Small Company Growth Portfolio

	Class L
	Year Ended December 31,				Period from November 11, 2011^ to
Selected Per Share Data and Ratios	2013		2012		December 31, 2011
Net Asset Value, Beginning of Period	$13.06		$11.79		$12.47
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.21)		(0.12)		(0.01)
Net Realized and Unrealized Gain (Loss)	8.04		2.03		(0.43)
Total from Investment Operations	7.83		1.91		(0.44)
Distributions from and/or in Excess of:
Net Realized Gain	(2.29)		(0.64)		(0.24)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$18.60		$13.06		$11.79
Total Return++	60.97%		16.21%		(3.54	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,632		$1,696		$1,657
Ratio of Expenses to Average Net Assets (1)	1.83	%+^^	1.80	%+††	1.80	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.27	)%+	(0.95	)%+††	(0.77	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%††§	0.00	%§*
Portfolio Turnover Rate	43%		22%		26	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.92%		1.87	%††	1.85	%*
Net Investment Loss to Average Net Assets	(1.36)%		(1.02	)%††	(0.82	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Small Company Growth Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$19.51
Income from Investment Operations:
Net Investment Loss†	(0.02)
Net Realized and Unrealized Gain	3.15
Total from Investment Operations	3.13
Distributions from and/or in Excess of:
Net Realized Gain	(2.09)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$20.55
Total Return++	16.50	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$125,351
Ratio of Expenses to Average Net Assets (1)	0.97	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.30	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	43	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.99	%*
Net Investment Loss to Average Net Assets	(0.32	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.98% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013
Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Small Company Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

The Fund had suspended offering shares of the Small Company Growth Portfolio to new investors. The Fund will continue to offer shares of the Portfolio to existing shareholders. As of April 30, 2013, the Portfolio recommenced offering only Class I shares.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Advertising Agencies	$62,852	$—	$—	$62,852
Air Transport	32,912	—	—	32,912
Asset Management & Custodian	106,144	—	—	106,144
Auto Parts	20,039	—	—	20,039
Banks: Diversified	26,568	—	—	26,568
Beverage: Brewers & Distillers	31,808	—	—	31,808
Biotechnology	17,326	—	—	17,326
Building Materials	19,949	—	—	19,949
Cement	21,987	—	—	21,987
Chemicals: Diversified	8,136	—	—	8,136
Commercial Services	253,060	—	—	253,060
Computer Services, Software & Systems	294,474	—	—	294,474

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Computer Technology	$168,672	$—	$—		$168,672
Consumer Electronics	15,031	—	—		15,031
Diversified Financial Services	35,878	8,007	—		43,885
Diversified Retail	148,790	—	—		148,790
Electronic Components	23,642	—	—		23,642
Electronics	32,940	—	—		32,940
Entertainment	47,887	—	7,178		55,065
Foods	236,095	—	—		236,095
Health Care Management Services	40,821	—	—		40,821
Health Care Services	88,341	—	—		88,341
Household Appliances	22,384	—	—		22,384
Insurance: Multi-Line	32,265	—	—		32,265
Leisure Time	10,433	—	—		10,433
Medical & Dental Instruments & Supplies	24,137	—	—		24,137
Medical Services	71,088	—	—		71,088
Oil: Crude Producers	19,173	—	—		19,173
Pharmaceuticals	15,594	—	—		15,594
Restaurants	39,241	—	—		39,241
Semiconductors & Components	40,262	—	—		40,262
Specialty Retail	38,439	—	—		38,439
Technology: Miscellaneous	37,333	—	—		37,333
Telecommunications Equipment	44,129	—	—		44,129
Truckers	11,913	—	—		11,913
Utilities: Electrical	—	—	—	†	—	†
Total Common Stocks	2,139,743	8,007	7,178	†	2,154,928
Preferred Stocks	—	—	23,264		23,264
Convertible Preferred Stocks	—	131,851	—	@	131,851
Fixed Income Securities — Promissory Notes	—	—	715		715
Call Options Purchased	—	1,192	—		1,192
Short-Term Investments
Investment Company	241,609	—	—		241,609
Repurchase Agreements	—	17,163	—		17,163
Total Short-Term Investments	241,609	17,163	—		258,772
Total Assets	$2,381,352	$158,213	$31,157	†	$2,570,722

†  Includes one security which is valued at zero.

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $57,937,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. At December 31, 2013, the Portfolio held a security with a value of approximately $131,851,000 that transferred from Level 3 to Level 2. This security was valued using significant unobservable inputs at December 31, 2012 and was valued using other significant observable inputs at December 31, 2013.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)		Preferred Stocks (000)	Convertible Preferred Stocks (000)	Promissory Notes (000)
Beginning Balance	$10,104	†	$12,313	$53,571	$822
Purchases	—		9,580	—	—
Sales	—		—	—	—
Amortization of discount	—		—	—	—
Transfers in	—		—	—	—
Transfers out	—		—	(131,851)	—
Corporate action	—		—	(18,249)	—
Change in unrealized appreciation/ depreciation	(2,926)		1,371	96,529	52
Realized gains (losses)	—		—	—	(159)
Ending Balance	$7,178	†	$23,264	$— @	$715
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2013	$(2,926)		$1,371	$1,036	$52

†  Includes one security which is valued at zero.

@  Value is less than $500.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2013.

Fair Value at December 31, 2013 (000)	Valuation Technique	Unobservable Input	Range	Weighted Average	Impact to Valuation from an Increase in Input
Advertising Agencies
Preferred Stock	$1,067	Market Transaction	Precedent Transaction	$4.18	$4.18	$4.18	Increase
Discounted Cash Flow	Weighted Average Cost of Capital	13.0%	15.0%	14.0%	Decrease
Perpetual Growth Rate	2.0%	3.0%	2.5%	Increase
Market Comparable Companies	Enterprise Value/ Revenue	2.9	x	9.9	x	6.0	x	Increase
Discount for Lack of Marketability	15.0%	15.0%	15.0%	Decrease
Preferred Stock — Escrow	$88	Discount for Escrow	42.7%	42.7%	42.7%	Decrease
Promissory Note	$702	Market Transaction	Valuation at Issuance as a Percentage of Principal	100.00%	100.00%	100.00%	Increase
Cost of Debt	12.1%	12.1%	12.1%	Decrease
Valuation as a Percentage of Principal	88.4%	88.4%	88.4%	Increase
Promissory Note — Escrow	$13	Valuation as a Percentage Market Transaction	of Principal	45.7%	45.7%	45.7%	Increase
Diversified Retail
Preferred Stock	$9,890	Market Transaction Method	Precedent Transaction of Preferred Stock	$22.95	$22.95	$22.95	Increase
Discounted Cash Flow	Weighted Average Cost of Capital	17.0%	19.0%	18.0%	Decrease
Perpetual Growth Rate	3.5%	4.5%	4.0%	Increase
Market Comparable Companies	Enterprise Value/ Revenue	3.1	x	7.5	x	5.7	x	Increase
Discount for Lack of Marketability	15.0%	15.0%	15.0%	Decrease
Entertainment
Common Stock	$7,178	Market Transaction Method	Precedent Transaction	$1,853.18	$1,853.18	$1,853.18	Increase
Discounted Cash Flow	Weighted Average Cost of Capital	15.0%	16.0%	15.6%	Decrease
Perpetual Growth Rate	3.5%	4.5%	4.0%	Increase
Market Comparable Companies	Enterprise Value/ EBITDA	9.6	x	24.9	x	21.1	x	Increase
Discount for Lack of Marketability	15.0%	15.0%	15.0%	Decrease
Health Care Services
Preferred Stock	$12,219	Discounted Cash Flow	Weighted Average Cost of Capital	17.0%	19.0%	18.0%	Decrease
Perpetual Growth Rate	3.5%	4.5%	4.0%	Increase
Market Comparable Companies	Enterprise Value/ Revenue	11.0	x	21.7x	15.5x	Increase
Discount for Lack of Marketability	15.0%	15.0%	15.0%	Decrease

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

3.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such a as security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Equity Risk	$1,192	+

+ Amounts are included in Investments in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(1,036	)++

++ Amounts are included in Investments in the Statement of Operations.

At December 31, 2013, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Options Purchased	$1,192	$—

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The following table presents derivatives financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than 0) (000)
Royal Bank of Scotland	$1,192	—	$(1,192	)(1)	$0

(1) The actual collateral received is greater than the amount shown here due to overcollateralization.

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	58,895,000

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than 0) (000)
$147,653	(a)	—	$(147,653	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Portfolio received cash collateral of approximately $132,237,000, of which approximately $128,316,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2013 there was uninvested cash of approximately $3,921,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $18,135,000 in the form of U.S. government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

7.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class L

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

10. Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement,

paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Next $500 million	Over $1.5 billion
0.92%	0.85%	0.80%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.84% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.30% for Class A shares and 1.80% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40%, 1.90% and 0.98% for Class A, Class L and Class IS shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $594,000 of advisory fees were waived and approximately $1,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $836,276,000 and $726,211,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $113,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$21,929	$773,337	$553,657	$74	$241,609

From January 1, 2013 to June 30, 2013, the Portfolio incurred less than $500 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,519	$240,517	$11,266	$47,978

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, a net operating loss, return of capital distributions from real estate investment trusts and basis adjustments on certain equity securities designated as passive foreign investment companies and partnerships, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$9,285	$(2,638)	$(6,647)

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
—	$56,820

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $1,649,896,000. The aggregate gross unrealized appreciation is approximately $965,846,000 and the aggregate gross unrealized depreciation is approximately $45,019,000 resulting in net unrealized appreciation of approximately $920,827,000.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U. S. Federal income tax purposes of approximately $1,263,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2013, the Portfolio deferred to January 1, 2014 for U.S. Federal income tax purposes the following losses:

Post-October Currency And Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$18	—

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 55%, 62% and 99%, for Class I, Class A and Class IS shares, respectively.

J. Results of Special Shareholder Meeting (unaudited): On June 5, 2013 as adjourned to June 24, 2013 and July 17, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
986,589	64,037	143,127

K. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Small Company Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Small Company Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Company Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013. For corporate shareholders, 56.5% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $240,517,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2013.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $8,996,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JPMorgan Fund Complex.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and The Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

37

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This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

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© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISCGANN
810265 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Asian Equity Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Federal Tax Notice	24
U.S. Privacy Policy	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Asian Equity Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

Asian Equity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Asian Equity Portfolio Class I	$1,000.00	$1,047.90	$1,017.90	$7.48	$7.38	1.45%
Asian Equity Portfolio Class A@	1,000.00	1,047.00	1,016.33	9.08	8.94	1.76
Asian Equity Portfolio Class L	1,000.00	1,045.10	1,013.86	11.60	11.42	2.25

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

Asian Equity Portfolio

The Asian Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies in the Asia-Pacific region, excluding Japan.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -0.05%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country Asia Ex-Japan Index (the "Index"), which returned 3.07%.

Factors Affecting Performance

•  In 2013, the Index returned 3.07% to outperform the broad emerging markets, which returned -2.6%, but underperformed developed markets, which rose 22.8%, during this period (as represented by the MSCI Emerging Markets Index and MSCI EAFE Index, respectively). There was a wide divergence in performance as markets in North Asia outperformed their emerging market peers in Southeast Asia. Hong Kong's market led the region, rising 11.1%, followed by Taiwan, Korea and China. Malaysia's market also outperformed the overall Index as investors consider it a defensive market. Emerging Southeast Asia markets bore the brunt of the correction in the third quarter of 2013 — over the course of the year, Indonesia returned -23.5%, followed by Thailand and the Philippines, which posted -14.6% and -2.7% returns, respectively, as represented by their respective MSCI country indexes.

•  2013 began with rhetoric from the fourth quarter of 2012 coming to fruition with the launch of Bank of Japan Governor Haruhiko Kuroda's initiatives in the first quarter of 2013, which were intended to double the country's monetary base with large quantitative easing across the spectrum of Japanese government bonds and included yield curve and inflation targeting. These initiatives led to yen depreciation. This was not negative for all of Asia — for those economies that heavily consume Japanese products and run a trade deficit with Japan, this made Japanese goods cheaper and improved liquidity through a more favorable trade balance. Also, stronger growth in the second largest economy in the region was positive for the global growth outlook. However, from a market perspective, Japan pulled fund flows out of Asia, especially North Asian markets such as Korea, Taiwan, China and Hong Kong. In the first half of the year, Korea's market was the most adversely affected by a weakening Japanese yen, as the competitiveness of Korea's export sector, which represents a significant portion of the economy as well as the stock market, suffered.

•  The year marked a key turning point in the developed world economic cycle. As the year progressed, Japan, the U.K., core Europe and the European Union (EU) periphery joined the U.S. as countries with increasing evidence of some degree of economic recovery. Developed markets materially outperformed emerging markets during this period. Although economic fundamentals were relatively unchanged for most Asia Pacific ex-Japan economies, most markets across the region suffered a correction in the first quarter of 2013, largely due to external concerns regarding Fed tapering and currency weakness. As a result, the overall Index fell more than 5% in the first half of the year. The Asia ex-Japan region recovered in the second half of the year to rise more than 9%. However, as mentioned above, the recovery was not felt across all markets; in fact, the dispersion in returns was significant with the best-performing market, Hong Kong, rising 11.1% versus the weakest market, Indonesia, falling 23.5% for the year overall. As expectations of tightening liquidity and slowing growth tempered investors' risk tolerance, countries with twin deficits such as India and Indonesia experienced a sharp correction in the third quarter, while developed/quasi-developed markets experienced a boost from their perceived "safe haven" characteristics.

•  For the Portfolio overall, stock selection was a positive contributor to relative performance. However, this was offset by negative country allocation.

•  From a top-down perspective, our underweight exposures to Taiwan and Hong Kong, together with overweight positions in Thailand and Indonesia detracted from performance.

•  From a bottom-up angle, stock selection in China (overweight health care and internet software and

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Asian Equity Portfolio

services, underweight energy) and Thailand (overweight telecommunication services, underweight energy) were relative contributors, while stock selection in Indonesia (overweight energy, financials, and consumer discretionary), the Philippines (overweight financials) and India (overweight consumer staples and health care) were relative detractors.

Management Strategies

•  The Portfolio seeks long-term capital appreciation and integrates top-down country allocation and bottom-up stock selection. The Portfolio will invest primarily in listed equity securities in markets within the Asia ex-Japan universe across the full market-cap range.

•  As of the end of the period, on a relative basis, the Portfolio has overweight exposures to the information technology, health care and consumer staples sectors, while maintaining underweight exposures to the financials, materials and energy sectors. At the country level, the Portfolio had overweight exposures to Korea, Thailand and the Philippines and underweight exposures to Singapore, Taiwan and China/Hong Kong.

•  Country allocation was relatively unchanged until we neutralized our overweight exposure to Indonesia in the fourth quarter following an investment research trip. We see some cyclical headwinds in the next 18 months coming from weakening political leadership and economic challenges such as the significant current account deficit, declining terms of trade (still a net oil-importing country) and slowing gross domestic product (GDP) growth. Indonesia has been seeing downgrades to GDP growth and the 5% rate is expected to be broken on the downside. This cyclical downside notwithstanding, we believe that Indonesia's economic fundamentals remain sound, with consumption and investment still at a very low base and therefore having the potential to be multi-year phenomena. For the structural story to restart, Indonesia needs to get through the next general election in 2014. Only after the new economic managers are in place could we see the next stage of reforms to push along this economy. The foundations for a strong economy are present but reforms of the last two terms of President Susilo

Bambang Yudhoyono have run their course. A new round of initiatives is needed. We are likely to maintain our toehold in the market due to a potential positive change in leadership in the second half of 2014. We see the frontrunner, Joko Widodo, as possibly bringing a renewed reform agenda which could help alleviate some of the country's economic woes and improve the prospects for the current account, terms of trade, credit growth and manufacturing and investments.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+ and L shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Asian Equity Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country Asia Ex-Japan Index(1) and the Lipper Pacific Region Ex-Japan Funds Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	-0.05%	—	—	1.65%
MSCI All Country Asia Ex-Japan Index	3.07	—	—	2.11
Lipper Pacific Region Ex-Japan Funds Index	4.53	—	—	3.15
Portfolio — Class A+ Shares w/o sales charges(4)	-0.15	—	—	1.45
Portfolio — Class A+ Shares with maximum 5.25% sales charges(4)	-5.35	—	—	-0.34
MSCI All Country Asia Ex-Japan Index	3.07	—	—	2.11
Lipper Pacific Region Ex-Japan Funds Index	4.53	—	—	3.15
Portfolio — Class L Shares w/o sales charges(4)	-0.56	—	—	0.95
MSCI All Country Asia Ex-Japan Index	3.07	—	—	2.11
Lipper Pacific Region Ex-Japan Funds Index	4.53	—	—	3.15

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The Morgan Stanley Capital International (MSCI) All Country Asia Ex-Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Pacific Region Ex-Japan Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Pacific Region Ex-Japan Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Pacific Region Ex-Japan Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	46.2%
Semiconductors & Semiconductor Equipment	15.0
Commercial Banks	14.5
Real Estate Management & Development	6.8
Internet Software & Services	6.6
Industrial Conglomerates	5.8
Wireless Telecommunication Services	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

Asian Equity Portfolio

	Shares	Value (000)
Common Stocks (93.1%)
China (23.2%)
Autohome, Inc. ADR (a)	285	$10
Bank of China Ltd. H Shares (b)	593,000	273
Beijing Enterprises Holdings Ltd. (b)	9,500	94
China Construction Bank Corp. H Shares (b)	74,000	56
China Mengniu Dairy Co., Ltd. (b)	17,000	81
China Mobile Ltd. (b)	12,500	130
China Oilfield Services Ltd. H Shares (b)	28,000	87
China Overseas Grand Oceans Group Ltd. (b)	44,000	42
China Overseas Land & Investment Ltd. (b)	16,000	45
China Pacific Insurance Group Co., Ltd. H Shares (b)	24,000	94
Chongqing Changan Automobile Co., Ltd. B Shares	37,600	74
NetEase, Inc. ADR	700	55
Qihoo 360 Technology Co., Ltd. ADR (a)	853	70
Sihuan Pharmaceutical Holdings Group Ltd. (b)	61,000	56
Sino Biopharmaceutical Ltd. (b)	66,800	53
Tencent Holdings Ltd. (b)	3,300	210
		1,430
Hong Kong (10.4%)
BOC Hong Kong Holdings Ltd.	40,000	128
Cheung Kong Holdings Ltd.	7,000	111
HKT Trust/HKT Ltd.	47,000	46
Hutchison Whampoa Ltd.	13,000	177
Samsonite International SA	27,900	85
Wharf Holdings Ltd.	12,400	95
		642
India (2.5%)
HDFC Bank Ltd. ADR	1,525	52
Infosys Ltd. ADR	701	40
ITC Ltd. GDR	11,949	62
		154
Indonesia (3.3%)
Ace Hardware Indonesia Tbk PT	581,000	28
Bank Tabungan Negara Persero Tbk PT	419,500	30
Electronic City Indonesia Tbk PT (a)	76,000	18
Kalbe Farma Tbk PT	711,000	73
Matahari Department Store Tbk PT (a)	29,000	26
Nippon Indosari Corpindo Tbk PT	357,500	30
		205
Korea, Republic of (23.2%)
Cosmax, Inc. (a)	2,020	95
GS Retail Co., Ltd. (a)	1,870	50
Hyundai Engineering & Construction Co., Ltd. (a)	1,590	92
Hyundai Glovis Co., Ltd. (a)	212	46
Hyundai Motor Co. (a)	599	134
KEPCO Plant Service & Engineering Co., Ltd. (a)	225	12
KT Skylife Co., Ltd. (a)	500	14
LG Fashion Corp. (a)	170	5
LG Household & Health Care Ltd. (a)	88	46
	Shares	Value (000)
LG Uplus Corp. (a)	5,950	$61
NAVER Corp. (a)	86	59
NCSoft Corp. (a)	444	105
Orion Corp. (a)	3	3
Paradise Co., Ltd. (a)	2,530	63
Samsung Electronics Co., Ltd.	334	434
Samsung Electronics Co., Ltd. (Preference)	77	74
SK Hynix, Inc. (a)	1,520	53
SK Telecom Co., Ltd.	309	67
SK Telecom Co., Ltd. ADR	500	12
		1,425
Laos (1.4%)
Kolao Holdings (a)	3,325	85
Macau (0.4%)
Melco Crown Entertainment Ltd. ADR (a)	600	23
Malaysia (4.7%)
Astro Malaysia Holdings Bhd	35,800	33
CIMB Group Holdings Bhd	27,835	65
IHH Healthcare Bhd (a)	60,800	71
IJM Corp., Bhd	45,600	82
UEM Sunrise Bhd	55,300	40
		291
Philippines (4.3%)
BDO Unibank, Inc.	39,200	61
DMCI Holdings, Inc.	48,730	61
International Container Terminal Services, Inc.	18,200	42
Rizal Commercial Banking Corp.	49,970	48
STI Education Systems Holdings	3,691,000	53
		265
Singapore (2.6%)
DBS Group Holdings Ltd.	7,000	95
Keppel Corp., Ltd.	3,000	26
Singapore Telecommunications Ltd.	14,000	41
		162
Taiwan (11.7%)
Chailease Holding Co., Ltd.	28,800	76
Cleanaway Co., Ltd.	7,000	46
Delta Electronics, Inc.	9,000	51
Fubon Financial Holding Co., Ltd.	28,000	41
Ginko International Co., Ltd.	5,000	94
Hermes Microvision, Inc. GDR (a)	974	32
MediaTek, Inc.	9,000	134
Taiwan Semiconductor Manufacturing Co., Ltd.	55,000	195
Uni-President Enterprises Corp.	27,451	49
		718
Thailand (5.4%)
Advanced Info Service PCL (Foreign)	4,600	28
Bangkok Bank PCL NVDR	8,700	47
Land and Houses PCL NVDR	192,900	52
Minor International PCL (Foreign)	49,400	31
Supalai PCL (Foreign)	67,600	30

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Asian Equity Portfolio

	Shares	Value (000)
Thailand (cont'd)
Thai Union Frozen Products PCL (Foreign)	40,600	$89
Total Access Communication PCL (Foreign)	13,200	39
VGI Global Media PCL (Foreign)	42,744	13
		329
Total Common Stocks (Cost $5,394)		5,729
Investment Company (0.7%)
Thailand (0.7%)
BTS Rail Mass Transit Growth Infrastructure Fund (Foreign) (Units) (c) (Cost $64)	172,057	45
Participation Notes (4.5%)
India (4.5%)
Asian Paints Ltd., Equity Linked Notes, expires 5/31/18	4,293	34
Glenmark Pharmaceuticals Ltd., Equity Linked Notes, expires 5/10/17	6,300	54
Idea Cellular Ltd., Equity Linked Notes, expires 6/7/18	13,542	37
IndusInd Bank Ltd., Equity Linked Notes, expires 12/14/15	3,434	23
ING Vysya Bank Ltd., Equity Linked Notes, expires 4/11/18	950	10
Sun Pharmaceutical Industries Ltd., Equity Linked Notes, expires 7/27/18 (a)	1,846	17
Tata Consultancy Services Ltd., Equity Linked Notes, expires 12/14/15	1,623	57
Zee Entertainment Enterprises Ltd., Equity Linked Notes, expires 12/9/15	10,800	48
Total Participation Notes (Cost $286)		280
Short-Term Investment (1.4%)
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $85)	84,731	85
Total Investments (99.7%) (Cost $5,829)		6,139
Other Assets in Excess of Liabilities (0.3%)		18
Net Assets (100.0%)		$6,157

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Asian Equity Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $5,744)	$6,054
Investment in Security of Affiliated Issuer, at Value (Cost $85)	85
Total Investments in Securities, at Value (Cost $5,829)	6,139
Foreign Currency, at Value (Cost $—@)	—	@
Due from Adviser	33
Receivable for Investments Sold	15
Dividends Receivable	1
Receivable from Affiliate	—	@
Other Assets	13
Total Assets	6,201
Liabilities:
Payable for Custodian Fees	18
Payable for Investments Purchased	13
Payable for Transfer Agent Fees	1
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A*	—	@
Payable for Transfer Agent Fees — Class L	—	@
Deferred Capital Gain Country Tax	2
Payable for Professional Fees	1
Payable for Administration Fees	—	@
Payable for Shareholder Services Fees — Class A*	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	9
Total Liabilities	44
Net Assets	$6,157
Net Assets Consist Of:
Paid-in-Capital	$5,677
Distributions in Excess of Net Investment Income	(18)
Accumulated Net Realized Gain	190
Unrealized Appreciation (Depreciation) on:
Investments (Net of approximately $2 Deferred Capital Gain Country Tax)	308
Foreign Currency Translations	(—	@)
Net Assets	$6,157
CLASS I:
Net Assets	$4,753
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	460,269
Net Asset Value, Offering and Redemption Price Per Share	$10.33
CLASS A*:
Net Assets	$1,302
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	126,270
Net Asset Value, Redemption Price Per Share	$10.31
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$0.57
Maximum Offering Price Per Share	$10.88
CLASS L:
Net Assets	$102
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000
Net Asset Value, Offering and Redemption Price Per Share	$10.23

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Asian Equity Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $18 of Foreign Taxes Withheld)	$151
Dividends from Security of Affiliated Issuer (Note G)	—	@
Interest from Securities of Unaffiliated Issuers	—	@
Total Investment Income	151
Expenses:
Professional Fees	86
Custodian Fees (Note F)	80
Advisory Fees (Note B)	74
Registration Fees	39
Shareholder Reporting Fees	17
Transfer Agency Fees (Note E)	9
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A* (Note E)	—	@
Transfer Agency Fees — Class L (Note E)	—	@
Pricing Fees	9
Administration Fees (Note C)	6
Shareholder Services Fees — Class A* (Note D)	3
Distribution and Shareholder Services Fees — Class L (Note D)	1
Directors' Fees and Expenses	1
Other Expenses	15
Total Expenses	340
Expenses Reimbursed by Adviser (Note B)	(148)
Waiver of Advisory Fees (Note B)	(74)
Reimbursement of Class Specific Expenses — Class I (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class A* (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class L (Note B)	(—	@)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	118
Net Investment Income	33
Realized Gain (Loss):
Investments Sold (Net of approximately $12 Capital Gain Country Tax)	307
Foreign Currency Forward Exchange Contracts	7
Foreign Currency Transactions	(17)
Net Realized Gain	297
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Country Tax Accrual of approximately $2)	(214)
Foreign Currency Forward Exchange Contracts	(1)
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	(215)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	82
Net Increase in Net Assets Resulting from Operations	$115

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Asian Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$33		$17
Net Realized Gain (Loss)	297		(13)
Net Change in Unrealized Appreciation (Depreciation)	(215)		682
Net Increase in Net Assets Resulting from Operations	115		686
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(36)		(41)
Class A*:
Net Investment Income	(5)		(10)
Class H**:
Net Investment Income	(—	@)***	(1)
Class L:
Net Investment Income	(—	@)	(— @)
Total Distributions	(41)		(52)
Capital Share Transactions:(1)
Class I:
Subscribed	4,125		3,216
Distributions Reinvested	28		28
Redeemed	(3,473)		(936)
Class A*:
Subscribed	165		1,000
Distributions Reinvested	5		9
Conversion from Class H	98		—
Redeemed	(171)		—
Class H**:
Conversion to Class A	(98	)***	—
Net Increase in Net Assets Resulting from Capital Share Transactions	679		3,317
Total Increase in Net Assets	753		3,951
Net Assets:
Beginning of Period	5,404		1,453
End of Period (Including Distributions in Excess of Net Investment Income of $(18) and $(26))	$6,157		$5,404
(1) Capital Share Transactions:
Class I:
Shares Subscribed	399		334
Shares Issued on Distributions Reinvested	3		3
Shares Redeemed	(326)		(95)
Net Increase in Class I Shares Outstanding	76		242
Class A*:
Shares Subscribed	17		105
Shares Issued on Distributions Reinvested	—	@@	1
Conversion from Class H	10		—
Shares Redeemed	(17)		—
Net Increase in Class A Shares Outstanding	10		106
Class H**:
Conversion to Class A	(10	)***	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  Effective September 9, 2013, Class H shares converted into Class A shares.

***  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Asian Equity Portfolio

	Class I
	Year Ended December 31,					Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2013	2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$10.40	$8.47		$10.19		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.05	0.04		0.00	‡	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.05)	2.00		(1.72)		0.19
Total from Investment Operations	—	2.04		(1.72)		0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	(0.11)		—		—
Net Asset Value, End of Period	$10.33	$10.40		$8.47		$10.19
Total Return++	(0.05)%	24.08%		(16.88)%		1.90	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,753	$3,996		$1,201		$1,223
Ratio of Expenses to Average Net Assets (1)	1.45%+	1.45	%+††	1.45	%+††	1.45	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.52%+	0.39	%+††	0.01	%+††	(1.34	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%††§	N/A
Portfolio Turnover Rate	114%	80%		38%		0.00	%††#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.28%	5.79	%††	11.86	%††	176.73	%††*
Net Investment Loss to Average Net Assets	(2.31)%	(3.95	)%††	(10.40	)%††	(176.62	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Asian Equity Portfolio

	Class A@
	Year Ended December 31,						Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$10.37		$8.45		$10.19		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.01		0.01		(0.02)		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.03)		2.00		(1.72)		0.19
Total from Investment Operations	(0.02)		2.01		(1.74)		0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.09)		—		—
Net Asset Value, End of Period	$10.31		$10.37		$8.45		$10.19
Total Return++	(0.15)%		23.76%		(17.08)%		1.90	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,302		$1,201	††	$84		$102
Ratio of Expenses to Average Net Assets (1)	1.73	%+^^	1.70	%+††	1.70	%+††	1.70	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.09	%+	0.14	%+††	(0.24	)%+††	(1.59	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%††§	0.00	%††§	N/A
Portfolio Turnover Rate	114%		80%		38%		0.00	%††#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.68%		6.04	%††	12.11	%††	176.98	%††*
Net Investment Loss to Average Net Assets	(2.86)%		(4.20	)%††	(10.65	)%††	(176.87	)%††*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.80% for Class A Shares. Prior to September 16, 2013, the maximum ratio was 1.70% for Class A Shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Asian Equity Portfolio

	Class L
	Year Ended December 31,						Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$10.31		$8.40		$10.19		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.04)		(0.03)		(0.07)		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.03)		1.98		(1.72)		0.19
Total from Investment Operations	(0.07)		1.95		(1.79)		0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.04)		—		—
Net Asset Value, End of Period	$10.23		$10.31		$8.40		$10.19
Total Return++	(0.56)%		23.18%		(17.57)%		1.90	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$102		$103		$84		$102
Ratio of Expenses to Average Net Assets (1)	2.22	%+^^	2.20	%+††	2.20	%+††	2.20	%††*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.35	)%+	(0.36	)%+††	(0.74	)%+††	(2.09	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%††§	0.00	%††§	N/A
Portfolio Turnover Rate	114%		80%		38%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.59%		6.54	%††	12.61	%††	177.48	%††*
Net Investment Loss to Average Net Assets	(3.72)%		(4.70	)%††	(11.15	)%††	(177.37	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.30% for Class L Shares. Prior to September 16, 2013, the maximum ratio was 2.20% for Class L Shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Asian Equity Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-adviser, Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), seek long-term capital appreciation by investing primarily in equity securities of companies in the Asia-Pacific region, excluding Japan. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$46	$—	$—	$46
Automobiles	208	—	—	208
Commercial Banks	855	—	—	855
Commercial Services & Supplies	58	—	—	58
Construction & Engineering	174	—	—	174
Diversified Financial Services	170	—	—	170
Diversified Telecommunication Services	148	—	—	148
Electronic Equipment, Instruments & Components	51	—	—	51
Energy Equipment & Services	87	—	—	87
Food & Staples Retailing	50	—	—	50
Food Products	163	89	—	252
Health Care Equipment & Supplies	94	—	—	94
Health Care Providers & Services	71	—	—	71
Hotels, Restaurants & Leisure	86	31	—	117
Household Products	46	—	—	46
Industrial Conglomerates	358	—	—	358
Information Technology Services	40	—	—	40
Insurance	94	—	—	94
Internet Software & Services	404	—	—	404
Media	47	13	—	60
Multi-line Retail	26	—	—	26
Personal Products	95	—	—	95
Pharmaceuticals	182	—	—	182

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Real Estate Management & Development	$385	$30	$—	$415
Semiconductors & Semiconductor Equipment	922	—	—	922
Software	105	—	—	105
Specialty Retail	131	—	—	131
Textiles, Apparel & Luxury Goods	90	—	—	90
Tobacco	62	—	—	62
Transportation Infrastructure	42	—	—	42
Wireless Telecommunication Services	209	67	—	276
Total Common Stocks	5,499	230	—	5,729
Investment Company	—	45	—	45
Participation Notes	—	280	—	280
Short-Term Investment
Investment Company	85	—	—	85
Total Assets	$5,584	$555	$—	$6,139

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $3,768,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency exchange rates will affect the U.S. Dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$7
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(1)

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$9,000

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.95%	0.90%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.45% for Class I shares, 1.70% for Class A shares and 2.20% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.80% and 2.30% for Class A and Class L shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $74,000 of advisory fees were waived and approximately $148,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $9,263,000 and $8,654,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2013 (000)
$12	$7,001	$6,928	$—	@	$85

@ Amount is less than $500.

During the year ended December 31, 2013, the Portfolio incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

From January 1, 2013 to June 30, 2013, the Portfolio incurred less than $500 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Adviser, Distributor and Administrator under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$38	$3	$52	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies, distribution redesignations and foreign taxes paid on capital gains, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$16	$(16)	—

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
—	$203

At December 31, 2013, the aggregate cost for federal income tax purposes is $5,859,000. The aggregate gross unrealized appreciation is $640,000 and the aggregate gross unrealized depreciation is $360,000 resulting in net unrealized appreciation of $280,000.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U. S. Federal income tax purposes of approximately $63,000.

I. Results of Special Shareholder Meeting (unaudited): On June 5, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
10,000	0	0

J. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Asian Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Asian Equity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Asian Equity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013. The Portfolio designated and paid approximately $3,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2013. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $59,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $17,000 and has derived net income from sources within foreign countries amounting to approximately $169,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013)	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, New York 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square 049481 Singapore

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIAEANN
809004 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Small Cap Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	11
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Federal Tax Notice	22
U.S. Privacy Policy	23
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Small Cap Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

International Small Cap Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Small Cap Portfolio Class I	$1,000.00	$1,194.60	$1,019.41	$6.36	$5.85	1.15%
International Small Cap Portfolio Class A@	1,000.00	1,193.00	1,017.80	8.13	7.48	1.47
International Small Cap Portfolio Class L	1,000.00	1,189.80	1,015.32	10.82	9.96	1.96

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

International Small Cap Portfolio

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 25.75%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index (the "Index"), which returned 29.30%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  International small-cap equities were up 29.30% in 2013 as measured by the Index. Developed market equities led, with Europe and Japan both rising more than 20% for the year (as measured by the MSCI Europe Index and MSCI Japan Index, respectively). In Europe, turmoil in Italy's elections and a bank bailout in Cyprus triggered volatility in eurozone equities early in the year. But investor sentiment turned more optimistic as Europe exited recession and austerity measures were relaxed, helping eurozone stocks to perform especially well. Japan also returned to economic expansion in 2013. Its stocks rallied strongly as a massive quantitative easing plan announced by the Bank of Japan in April led to depreciation in the yen. By comparison, emerging market equities languished. Uncertainties about a slowdown in China's economy, the negative implications of the expected tapering of U.S. quantitative easing, and pockets of regional and country-specific political conflict were among the factors weighing on investor sentiment for the asset class.

•  The Portfolio's relative returns were diminished by stock selection and an underweight position in the industrials sector.

•  Stock selection and an underweight position in health care factored into the Portfolio's relative underperformance.

•  The Portfolio's lower exposure to the Index's best-performing sector, information technology, had an adverse effect on relative performance.

•  Positive contributions from stock selection and an underweight in allocation to the materials sector helped relative performance.

•  Stock selection in the financials sector was advantageous, bolstered by strong results from an investment company based in France.

•  Beneficial to relative performance was the Portfolio's underweight exposure to the energy sector, which posted a loss and was the weakest-performing sector in the Index during the period.

Management Strategies

•  We seek to invest primarily in established and emerging franchise companies on an international basis, with capitalizations within the range of companies included in the MSCI EAFE Small Cap Total Return Index. We emphasize a bottom-up stock selection process, seeking attractive investments on an individual company basis. We look for franchises that we believe have sustainable competitive advantages, which may include characteristics such as strong cash generation, attractive returns on capital, hard-to-replicate assets and a favorable risk/reward.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+ and L shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

International Small Cap Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index(1) and the Lipper International Small/Mid-Cap Core Funds Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	25.75%	10.73%	6.02%	9.14%
MSCI EAFE Small Cap Total Return Index	29.30	18.50	9.48	6.66
Lipper International Small/Mid-Cap Core Funds Index	26.97	18.17	10.21	N/A
Portfolio — Class A+ Shares w/o sales charges(5)	25.32	10.45	—	10.36
Portfolio — Class A+ Shares with maximum 5.25% sales charges(5)	18.74	9.26	—	9.23
MSCI EAFE Small Cap Total Return Index	29.30	18.50	—	16.75
Lipper International Small/Mid-Cap Core Funds Index	26.97	18.17	—	17.21
Portfolio — Class L Shares w/o sales charges(6)	24.72	—	—	11.66
MSCI EAFE Small Cap Total Return Index	29.30	—	—	20.07
Lipper International Small/Mid-Cap Core Funds Index	26.97	—	—	18.75

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index is an unmanaged, market value weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East, including price performance and income from dividend payments. The MSCI EAFE Small Cap Total Return Index commenced as of January 31, 2002. Returns, including periods prior to January 31, 2002, are calculated using the return data of the MSCI EAFE Small Cap Index through January 30, 2002 and the return data of the MSCI EAFE Small Cap Total Return Index since January 31, 2002. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Small/Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Small/Mid-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Small/Mid-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 15, 1992.

(5)  Commenced offering on October 21, 2008.

(6)  Commenced offering on April 27, 2012.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	38.7%
Hotels, Restaurants & Leisure	15.7
Specialty Retail	10.3
Diversified Financial Services	10.2
Beverages	7.1
Textiles, Apparel & Luxury Goods	6.5
Machinery	5.9
Capital Markets	5.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

International Small Cap Portfolio

	Shares	Value (000)
Common Stocks (99.0%)
Australia (1.5%)
Infomedia Ltd.	2,009,626	$1,062
Lynas Corp., Ltd. (a)	905,042	239
		1,301
Brazil (14.8%)
Cremer SA	325,661	2,161
Fleury SA	145,777	1,137
GAEC Educacao SA (a)	242,801	2,182
JHSF Participacoes SA	1,300,825	2,349
Porto Seguro SA	126,097	1,590
Prumo Logistica SA (a)	2,852,293	1,306
Restoque Comercio e Confeccoes de Roupas SA	361,159	918
Tegma Gestao Logistica	177,969	1,358
		13,001
Canada (6.7%)
Big Rock Brewery, Inc.	55,698	917
Sears Canada, Inc.	119,402	1,461
Second Cup Ltd. (The)	742,996	3,463
		5,841
China (0.2%)
Autohome, Inc. ADR (a)	4,372	160
France (14.3%)
Eurazeo SA	113,745	8,916
Faiveley Transport SA	32,466	2,341
Laurent-Perrier	14,669	1,302
		12,559
Germany (3.5%)
Draegerwerk AG & Co., KGaA (Preference)	11,942	1,559
Washtec AG	102,503	1,509
		3,068
Greece (4.1%)
Titan Cement Co., SA (a)	75,203	2,049
Titan Cement Co., SA (Preference) (a)	123,969	1,514
		3,563
Hong Kong (5.4%)
China High Precision Automation Group Ltd. (a)(b)(c)	3,968,000	141
L'Occitane International SA	1,907,250	4,059
Louis XIII Holdings Ltd.	546,350	550
		4,750
Ireland (3.6%)
C&C Group PLC	325,253	1,902
Mincon Group PLC (a)	999,687	1,302
		3,204
Italy (15.8%)
Autogrill SpA (a)	479,747	4,052
Brunello Cucinelli SpA	33,803	1,201
Moncler SpA (a)	83,051	1,805
Tamburi Investment Partners SpA	1,565,127	4,931
World Duty Free SpA (a)	152,980	1,924
		13,913
	Shares	Value (000)
Japan (3.6%)
Milbon Co., Ltd.	80,760	$3,159
Netherlands (1.7%)
Delta Lloyd N.V.	60,075	1,491
Norway (1.8%)
Veripos, Inc.	262,292	1,613
Portugal (0.4%)
CTT-Correios de Portugal SA (a)	49,138	378
Romania (0.8%)
Societatea Nationala de Gaze Naturale ROMGAZ SA GDR (a)(d)	66,460	674
Singapore (6.5%)
Mandarin Oriental International Ltd.	3,416,000	5,705
South Africa (0.4%)
Taste Holdings Ltd.	1,077,398	385
Spain (2.4%)
Baron de Ley (a)	25,996	2,110
Sweden (3.5%)
Byggmax Group AB	219,714	1,653
Mekonomen AB	45,400	1,398
		3,051
United Arab Emirates (2.2%)
Aramex PJSC	2,313,391	1,915
United Kingdom (3.9%)
Anglo-Eastern Plantations	103,303	1,151
Mulberry Group PLC	112,834	1,784
Ocado Group PLC (a)	65,072	476
		3,411
United States (1.9%)
Fox Factory Holding Corp. (a)	94,644	1,667
Total Common Stocks (Cost $81,847)		86,919
Short-Term Investment (0.8%)
Investment Company (0.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $663)	663,085	663
Total Investments (99.8%) (Cost $82,510)		87,582
Other Assets in Excess of Liabilities (0.2%)		168
Net Assets (100.0%)		$87,750

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2013.

(c)  At December 31, 2013, the Portfolio held a fair valued security valued at approximately $141,000, representing 0.2% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

International Small Cap Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $81,847)	$86,919
Investment in Security of Affiliated Issuer, at Value (Cost $663)	663
Total Investments in Securities, at Value (Cost $82,510)	87,582
Foreign Currency, at Value (Cost $19)	19
Cash	400
Dividends Receivable	87
Tax Reclaim Receivable	4
Receivable for Investments Sold	—	@
Receivable from Affiliate	—	@
Other Assets	16
Total Assets	88,108
Liabilities:
Payable for Advisory Fees	158
Payable for Investments Purchased	74
Payable for Sub Transfer Agency Fees	40
Payable for Sub Transfer Agency Fees — Class I	27
Payable for Sub Transfer Agency Fees — Class A*	2
Payable for Custodian Fees	14
Payable for Directors' Fees and Expenses	12
Payable for Administration Fees	6
Payable for Professional Fees	3
Payable for Transfer Agent Fees — Class I	1
Payable for Transfer Agent Fees — Class A*	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Shareholder Services Fees — Class A*	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	21
Total Liabilities	358
Net Assets	$87,750
Net Assets Consist Of:
Paid-in-Capital	$196,733
Distributions in Excess of Net Investment Income	(646)
Accumulated Net Realized Loss	(113,405)
Unrealized Appreciation (Depreciation) on:
Investments	5,072
Foreign Currency Translations	(4)
Net Assets	$87,750
CLASS I:
Net Assets	$87,532
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	6,262,140
Net Asset Value, Offering and Redemption Price Per Share	$13.98
CLASS A*:
Net Assets	$90
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	5,987
Net Asset Value, Redemption Price Per Share	$14.99
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$0.83
Maximum Offering Price Per Share	$15.82
CLASS L:
Net Assets	$128
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	9,259
Net Asset Value, Offering and Redemption Price Per Share	$13.81

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

@  Amount is less than $500.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

International Small Cap Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $454 of Foreign Taxes Withheld)	$3,428
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	3,429
Expenses:
Advisory Fees (Note B)	904
Custodian Fees (Note F)	87
Professional Fees	85
Administration Fees (Note C)	76
Sub Transfer Agency Fees	38
Sub Transfer Agency Fees — Class I	28
Sub Transfer Agency Fees — Class A*	2
Registration Fees	45
Shareholder Reporting Fees	20
Transfer Agency Fees (Note E)	9
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A* (Note E)	— @
Transfer Agency Fees — Class L (Note E)	— @
Pricing Fees	5
Directors' Fees and Expenses	3
Shareholder Services Fees — Class A* (Note D)	— @
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Other Expenses	20
Total Expenses	1,323
Waiver of Advisory Fees (Note B)	(196)
Reimbursement of Class Specific Expenses — Class I (Note B)	(29)
Reimbursement of Class Specific Expenses — Class A* (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(— @)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	1,094
Net Investment Income	2,335
Realized Gain (Loss):
Investments Sold	16,836
Foreign Currency Transactions	(47)
Net Realized Gain	16,789
Change in Unrealized Appreciation (Depreciation):
Investments	2,966
Foreign Currency Translations	(93)
Net Change in Unrealized Appreciation (Depreciation)	2,873
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	19,662
Net Increase in Net Assets Resulting from Operations	$21,997

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

International Small Cap Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,335	$4,056
Net Realized Gain (Loss)	16,789	(52,795)
Net Change in Unrealized Appreciation (Depreciation)	2,873	71,560
Net Increase in Net Assets Resulting from Operations	21,997	22,821
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(7,185)	(2,527)
Class A*:
Net Investment Income	(2)	—
Class H@@@:
Net Investment Income	(1)**	(—	@)***
Class L:
Net Investment Income	(4)	(—	@)***
Total Distributions	(7,192)	(2,527)
Capital Share Transactions:(1)
Class I:
Subscribed	486	12,736
Distributions Reinvested	2,292	1,574
Redeemed	(52,364)	(127,267)
Class A*:
Subscribed	96	140
Distributions Reinvested	2	—
Conversion from Class H	10	—
Redeemed	(1,122)	(80,196)
Class H@@@:
Subscribed	100 **	10	***
Conversion to Class A	(10)**	—
Redeemed	(103)**	—
Class L:
Subscribed	100	10	***
Distributions Reinvested	3	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(50,510)	(192,993)
Redemption Fees	—	1
Total Decrease in Net Assets	(35,705)	(172,698)
Net Assets:
Beginning of Period	123,455	296,153
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(646) and $4,255)	$87,750	$123,455

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

International Small Cap Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	37		1,087
Shares Issued on Distributions Reinvested	183		138
Shares Redeemed	(4,022)		(10,152)
Net Decrease in Class I Shares Outstanding	(3,802)		(8,927)
Class A*:
Shares Subscribed	6		12
Shares Issued on Distributions Reinvested	—	@@	—
Conversion from Class H	1		—
Shares Redeemed	(85)		(7,268)
Net Decrease in Class A* Shares Outstanding	(78)		(7,256)
Class H@@@:
Shares Subscribed	8	**	1 ***
Conversion to Class A	(1	)**	—
Shares Redeemed	(8	)**	—
Net Increase (Decrease) in Class H Shares Outstanding	(1)		1
Class L:
Shares Subscribed	8		1 ***
Shares Issued on Distributions Reinvested	—	@@	—
Net Increase in Class L Shares Outstanding	8		1

@  Amount is less than $500.

@@  Amount is less than 500 shares.

@@@  Effective September 9, 2013, Class H shares converted into Class A shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period April 27, 2012 to December 31, 2012.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

International Small Cap Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$12.16	$11.27		$13.80		$11.97		$9.53
Income (Loss) from Investment Operations:
Net Investment Income†	0.32	0.24		0.18		0.11		0.14
Net Realized and Unrealized Gain (Loss)	2.65	0.86		(2.71)		1.76		2.47
Total from Investment Operations	2.97	1.10		(2.53)		1.87		2.61
Distributions from and/or in Excess of:
Net Investment Income	(1.15)	(0.21)		—		(0.04)		(0.17)
Redemption Fees	—	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$13.98	$12.16		$11.27		$13.80		$11.97
Total Return++	25.75%	9.90%		(18.33)%		15.72%		27.45%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$87,532	$122,402		$213,983		$320,362		$349,589
Ratio of Expenses to Average Net Assets (1)	1.15%+	1.15	%+	1.15	%+††	1.15	%+††	1.14	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	1.15	%+	N/A		1.15	%+††	1.14	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.46%+	1.97	%+	1.33	%+††	0.87	%+††	1.31	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	33%	114%		64%		66%		127%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.39%	1.28%		1.19	%††	1.18	%+††	N/A
Net Investment Income to Average Net Assets	2.22%	1.84%		1.29	%††	0.84	%+††	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

International Small Cap Portfolio

	Class A^
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$12.28		$11.19		$13.74		$11.95		$9.53
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.02)		0.25		0.14		0.07		0.01
Net Realized and Unrealized Gain (Loss)	3.12		0.84		(2.69)		1.76		2.57
Total from Investment Operations	3.10		1.09		(2.55)		1.83		2.58
Distributions from and/or in Excess of:
Net Investment Income	(0.39)		—		—		(0.04)		(0.16)
Redemption Fees	—		0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$14.99		$12.28		$11.19		$13.74		$11.95
Total Return++	25.32%		9.74%		(18.56)%		15.41%		27.14%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$90		$1,034		$82,170		$101,074		$63,326
Ratio of Expenses to Average Net Assets (1)	1.41	%+^^	1.40	%+	1.40	%+††**	1.40	%+††**	1.37	%+**
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.40	%+	N/A		1.40	%+††**	1.37	%+**
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.14	)%+	2.05	%+	1.08	%+††	0.62	%+††	0.12	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets§	0.00	%§	0.00	%§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	33%		114%		64%		66%		127%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.69%		1.47%		1.44	%††	1.43	%+††	N/A
Net Investment Income (Loss) to Average Net Assets	(2.42)%		1.98%		1.04	%††	0.59	%+††	N/A

^  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A Shares. Prior to September 16, 2013, the maximum ratio was 1.40% for Class A Shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

**  Ratios of Expenses to Average Net Assets for Class A may vary by more than the shareholder servicing fees due to fluctuations in daily net asset amounts.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

International Small Cap Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$12.02		$12.69
Income (Loss) from Investment Operations:
Net Investment Income†	0.29		0.10
Net Realized and Unrealized Gain (Loss)	2.54		(0.56)
Total from Investment Operations	2.83		(0.46)
Distributions from and/or in Excess of:
Net Investment Income	(1.04)		(0.21)
Net Asset Value, End of Period	$13.81		$12.02
Total Return++	24.72%		(3.50	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$128		$9
Ratio of Expenses to Average Net Assets (1)	1.96	%+^^	1.90	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.89	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.23	%+	1.36	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01	%*
Portfolio Turnover Rate	33%		114	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.73%		2.13	%*
Net Investment Income to Average Net Assets	1.46%		1.13	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.90% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the International Small Cap Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange

("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$2,293	$—	$—	$2,293
Auto Components	1,667	—	—	1,667
Beverages	6,231	—	—	6,231
Capital Markets	4,931	—	—	4,931
Construction Materials	3,563	—	—	3,563
Distributors	385	—	—	385
Diversified Consumer Services	2,182	—	—	2,182
Diversified Financial Services	8,916	—	—	8,916
Electronic Equipment, Instruments & Components	—	—	141	141
Food Products	1,151	—	—	1,151
Health Care Equipment & Supplies	3,720	—	—	3,720
Health Care Providers & Services	1,137	—	—	1,137
Hotels, Restaurants & Leisure	13,770	—	—	13,770
Insurance	3,081	—	—	3,081
Internet & Catalog Retail	476	—	—	476
Internet Software & Services	160	—	—	160
Machinery	5,152	—	—	5,152
Metals & Mining	239	—	—	239
Multi-line Retail	1,461	—	—	1,461
Oil, Gas & Consumable Fuels	—	674	—	674
Personal Products	3,159	—	—	3,159
Real Estate Management & Development	2,349	—	—	2,349
Road & Rail	1,358	—	—	1,358
Software	1,062	—	—	1,062
Specialty Retail	9,034	—	—	9,034
Textiles, Apparel & Luxury Goods	5,708	—	—	5,708
Transportation Infrastructure	2,919	—	—	2,919
Total Common Stocks	86,104	674	141	86,919
Short-Term Investment
Investment Company	663	—	—	663
Total Assets	$86,767	$674	$141	$87,582

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $57,664,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$318
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	(177)
Realized gains (losses)	—
Ending Balance	$141
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2013	$(177)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2013.

Fair Value at December 31, 2013 (000)	Valuation Technique	Unobservable Input	Range	Weighted Average	Impact to Valuation from an Increase in Input
Electronic Equipment, Instruments & Components
Common Stock	$141	Asset Approach	Net Tangible Assets	$0.30	$0.30	$0.30	Increase
Discount for Lack of Marketability	40.0%	40.0%	40.0%	Decrease
Discount for Company Size vs. Index	25.0%	25.0%	25.0%	Decrease
Market Approach	Price/Earnings	9.3	x	9.3	x	9.3	x	Increase
Discount for Lack of Marketability	40.0%	40.0%	40.0%	Decrease
Discount for Company Size vs. Index	25.0%	25.0%	25.0%	Decrease
Income Approach	Cost of Equity	18.0%	18.0%	18.0%	Decrease
Discount for Lack of Marketability	40.0%	40.0%	40.0%	Decrease
Discount for Company Size vs. Index	25.0%	25.0%	25.0%	Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the

Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1.5 billion	Over $1.5 billion
0.95%	0.90%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.74% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15% for Class I shares, 1.40% for Class A shares and 1.90% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of the expenses to average net assets to the maximum ratio of 1.50% and 2.00% for Class A and Class L shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $196,000 of advisory fees were waived and approximately $31,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio

pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $31,190,000 and $88,522,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
—	$46,735	$46,072	$1	$663

During the year ended December 31, 2013, the Portfolio incurred approximately $3,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

From January 1, 2013 to June 30, 2013, the Portfolio incurred approximately $3,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of

Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$7,192	—	$2,527	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(44)	$44	—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,263	—

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $84,460,000. The aggregate gross unrealized appreciation is approximately $15,157,000 and the aggregate gross unrealized depreciation is approximately $12,035,000 resulting in net unrealized appreciation of approximately $3,122,000.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

At December 31, 2013, the Portfolio had available for Federal income tax purposes unused long term capital losses of approximately $47,034,000 that do not have an expiration date.

In addition, at December 31, 2013, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $66,323,000, which will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U. S. Federal income tax purposes of approximately $16,873,000.

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 80%, 13% and 91%, for Class I, Class A and Class L shares, respectively.

J. Results of Special Shareholder Meeting (unaudited): On June 5, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
782	0	0

K. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Small Cap Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Small Cap Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Small Cap Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2013. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $7,539,000 as taxable at this lower rate.

During the taxable year ended December 31, 2013, the Portfolio intends to pass through foreign tax credits of approximately $560,000 and has derived net income from sources within foreign countries amounting to approximately $4,595,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.   WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JPMorgan Fund Complex.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

30

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIISCANN
809949 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Opportunity Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
U.S. Privacy Policy	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Opportunity Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

International Opportunity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
International Opportunity Portfolio Class I	$1,000.00	$1,242.50	$1,019.56	$6.33	*	$5.70	*	1.12%
International Opportunity Portfolio Class A@	1,000.00	1,241.20	1,017.80	8.30	*	7.48	*	1.47
International Opportunity Portfolio Class L	1,000.00	1,237.20	1,015.38	11.00	*	9.91	*	1.95
International Opportunity Portfolio Class IS	1,000.00	1,109.60	1,011.49	3.34	**	3.18	**	1.08

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 107/365 (to reflect the actual days in the period).

***  Annualized.

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

International Opportunity Portfolio

The International Opportunity Portfolio seeks long-term capital appreciation by investing primarily in established and emerging franchise companies on an international basis with capitalization within the range of companies included in the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 26.47%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the MSCI All Country World ex-US Index (the "Index"), which returned 15.29%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  International equities were up 15.29% in 2013 as measured by the Index. Developed market equities led, with Europe and Japan both rising more than 20% for the year (as measured by the MSCI Europe Index and MSCI Japan Index, respectively). In Europe, turmoil in Italy's elections and a bank bailout in Cyprus triggered volatility in eurozone equities early in the year. But investor sentiment turned more optimistic as Europe exited the recession and austerity measures were relaxed, helping eurozone stocks to perform especially well. Japan also returned to economic expansion in 2013. Its stocks rallied strongly as a massive quantitative easing plan announced by the Bank of Japan in April led to depreciation in the yen. By comparison, emerging market equities languished. Uncertainties about a slowdown in China's economy, the negative implications of the expected tapering of U.S. quantitative easing, and pockets of regional and country-specific political conflict were among the factors weighing on investor sentiment for the asset class.

•  By far, the main contributor to relative outperformance was stock selection in the information technology sector, led by a holding in a Chinese internet security software developer.

•  Stock selection and an overweight in the consumer discretionary sector were favorable to relative results. A holding in an after-school tutoring services provider based in China drove relative gains in the sector.

•  The Portfolio benefited from no exposure to the materials sector, which posted a loss for the period and was the weakest-performing sector in the Index.

•  Stock selection in the consumer staples dampened relative performance. Here, exposure to a liquor producer in China (which is not represented in the Index) was the main detractor.(i)

•  The financials sector had an adverse effect on relative returns, due to both stock selection and an underweight there. Within the sector, a holding in a Brazil-based securities clearinghouse lagged the most.

•  The Portfolio had no exposure to the telecommunication services sector, which was disadvantageous to performance, given the sector's relatively strong return for the period.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

(i)  To gain exposure to the stock, the Portfolio utilized a P-note (participation note), which is intended to mirror the performance of the underlying stock. There is no leverage associated with P-notes.

*  Minimum Investment for Class I shares

**  Commenced Operations on March 31, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+, L and IS shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

International Opportunity Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	26.47%	—	—	11.51%
MSCI All Country World ex U.S. Index	15.29	—	—	6.61
Lipper International Multi-Cap Growth Funds Index	19.33	—	—	8.64
Portfolio — Class A+ Shares w/o sales charges(4)	26.12	—	—	11.23
Portfolio — Class A+ Shares with maximum 5.25% sales charges(4)	19.49	—	—	9.65
MSCI All Country World ex U.S. Index	15.29	—	—	6.61
Lipper International Multi-Cap Growth Funds Index	19.33	—	—	8.64
Portfolio — Class L Shares w/o sales charges(4)	25.49	—	—	10.66
MSCI All Country World ex U.S. Index	15.29	—	—	6.61
Lipper International Multi-Cap Growth Funds Index	19.33	—	—	8.64
Portfolio — Class IS Shares w/o sales charges(5)	—	—	—	10.96
MSCI All Country World ex U.S. Index	—	—	—	6.35
Lipper International Multi-Cap Growth Funds Index	—	—	—	7.54

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on March 31, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	27.3%
Textiles, Apparel & Luxury Goods	12.5
Internet Software & Services	12.2
Beverages	9.7
Food Products	8.4
Diversified Consumer Services	8.3
Information Technology Services	7.7
Hotels, Restaurants & Leisure	7.3
Road & Rail	6.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

International Opportunity Portfolio

	Shares	Value (000)
Common Stocks (95.0%)
Australia (0.0%)
AET&D Holdings No. 1 Ltd. (a)(b)(c)	16,699	$—
Belgium (2.2%)
Anheuser-Busch InBev N.V.	1,678	178
Brazil (2.8%)
CETIP SA — Mercados Organizados	21,659	222
Canada (5.5%)
Brookfield Asset Management, Inc., Class A	5,756	223
Brookfield Infrastructure Partners LP	5,652	222
		445
China (14.5%)
Autohome, Inc. ADR (a)	2,723	100
Baidu, Inc. ADR (a)	1,148	204
New Oriental Education & Technology Group ADR	7,086	223
Qihoo 360 Technology Co., Ltd. ADR (a)	4,594	377
Uni-President China Holdings Ltd. (d)	77,000	78
Wynn Macau Ltd. (d)	41,600	189
		1,171
Denmark (6.5%)
DSV A/S	16,061	527
France (6.7%)
Christian Dior SA	930	176
Danone	1,427	103
Hermes International	310	112
Pernod-Ricard SA	1,291	147
		538
Germany (2.4%)
Adidas AG	1,511	193
Hong Kong (1.4%)
Louis XIII Holdings Ltd.	112,500	113
India (1.4%)
MakeMyTrip Ltd. (a)	6,078	117
Indonesia (0.4%)
Hero Supermarket Tbk PT (a)	172,000	34
Italy (2.0%)
Prada SpA (d)	17,900	159
Japan (2.4%)
Calbee, Inc.	8,000	194
Korea, Republic of (8.5%)
Hotel Shilla Co., Ltd. (a)	3,000	189
Medy-Tox, Inc.	1,258	202
NAVER Corp. (a)	431	296
		687
Singapore (1.2%)
Mandarin Oriental International Ltd.	56,000	94
South Africa (3.4%)
Naspers Ltd., Class N	2,633	275
	Shares	Value (000)
Switzerland (4.7%)
Kuehne & Nagel International AG (Registered)	1,353	$178
Nestle SA (Registered)	2,708	198
		376
Taiwan (1.2%)
Wei Chuan Foods Corp.	57,000	100
United Kingdom (12.0%)
Burberry Group PLC	14,310	359
Diageo PLC ADR	1,274	169
Intertek Group PLC	3,850	201
Reckitt Benckiser Group PLC	1,491	118
Tesco PLC	21,360	118
		965
United States (15.8%)
Cognizant Technology Solutions Corp., Class A (a)	2,262	228
Greenlight Capital Re Ltd., Class A (a)	6,600	223
Luxoft Holding, Inc. (a)	10,159	386
TAL Education Group ADR (a)	19,911	438
		1,275
Total Common Stocks (Cost $5,468)		7,663
Preferred Stock (0.5%)
India (0.5%)
Flipkart Online Services Pvt Ltd. Series D (a)(b)(c)(e) (acquisition cost — $36; acquired 10/4/13) (Cost $36)	1,590	38
Convertible Preferred Stock (0.0%)
China (0.0%)
Youku Tudou, Inc., Class A (a)(b)(c)(e) (acquisition cost — $@; acquired 9/16/10) (Cost $—@)	6	—	@
Participation Notes (3.4%)
China (3.4%)
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 2/20/14	7,810	166
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 3/4/21	5,260	111
Total Participation Notes (Cost $329)		277
	Notional Amount
Call Options Purchased (0.0%)
Foreign Currency Options (0.0%)
USD/CNY December 2014 @ CNY 6.50	1,090,234	2
USD/CNY December 2014 @ CNY 6.50	88,344	—	@
USD/CNY December 2014 @ CNY 6.50	1,241,940	2
	Shares
Total Call Options Purchased (Cost $8)		4
Total Investments (98.9%) (Cost $5,841)		7,982
Other Assets in Excess of Liabilities (1.1%)		88
Net Assets (100.0%)		$8,070

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

International Opportunity Portfolio

(a)  Non-income producing security.

(b)  At December 31, 2013, the Portfolio held fair valued securities valued at approximately $38,000, representing 0.5% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2013.

(d)  Security trades on the Hong Kong exchange.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2013 amounts to approximately $38,000 and represents 0.5% of net assets.

@  Value is less than $500.

ADR  American Depositary Receipt.

CNY  Chinese Yuan Renminbi

USD  United States Dollar

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

International Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $5,841)	$7,982
Due from Adviser	55
Receivable for Investments Sold	34
Tax Reclaim Receivable	6
Dividends Receivable	4
Receivable from Affiliate	—	@
Other Assets	10
Total Assets	8,091
Liabilities:
Payable for Professional Fees	8
Payable for Bank Overdraft	6
Payable for Transfer Agent Fees	1
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A*	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Administration Fees	1
Payable for Investments Purchased	—	@
Payable for Shareholder Services Fees — Class A*	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	5
Total Liabilities	21
Net Assets	$8,070
Net Assets Consist Of:
Paid-in-Capital	$5,899
Accumulated Undistributed Net Investment Income	3
Accumulated Net Realized Gain	27
Unrealized Appreciation (Depreciation) on:
Investments	2,141
Foreign Currency Translations	—	@
Net Assets	$8,070
CLASS I:
Net Assets	$7,647
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	555,204
Net Asset Value, Offering and Redemption Price Per Share	$13.77
CLASS A*:
Net Assets	$275
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	19,999
Net Asset Value, Redemption Price Per Share	$13.78
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$0.76
Maximum Offering Price Per Share	$14.54
CLASS L:
Net Assets	$137
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000
Net Asset Value, Offering and Redemption Price Per Share	$13.68
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	784
Net Asset Value, Offering and Redemption Price Per Share	$13.77

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

International Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $11 of Foreign Taxes Withheld)	$133
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	133
Expenses:
Professional Fees	101
Advisory Fees (Note B)	62
Registration Fees	34
Shareholder Reporting Fees	20
Custodian Fees (Note F)	10
Transfer Agency Fees (Note E)	9
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A* (Note E)	—	@
Transfer Agency Fees — Class L (Note E)	—	@
Transfer Agency Fees — Class IS (Note E)	—	@
Administration Fees (Note C)	6
Pricing Fees	5
Shareholder Services Fees — Class A* (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	1
Directors' Fees and Expenses	1
Other Expenses	17
Total Expenses	267
Expenses Reimbursed by Adviser (Note B)	(125)
Waiver of Advisory Fees (Note B)	(62)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Reimbursement of Class Specific Expenses — Class A* (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class L (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(—	@)
Net Expenses	79
Net Investment Income	54
Realized Gain (Loss):
Investments Sold	386
Foreign Currency Transactions	(1)
Net Realized Gain	385
Change in Unrealized Appreciation (Depreciation):
Investments	1,258
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	1,258
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,643
Net Increase in Net Assets Resulting from Operations	$1,697

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

International Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$54		$39
Net Realized Gain (Loss)	385		(132)
Net Change in Unrealized Appreciation (Depreciation)	1,258		654
Net Increase (Decrease) in Net Assets Resulting from Operations	1,697		561
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(50)		(33)
Net Realized Gain	(153)		—
Class A*:
Net Investment Income	(1)		(— @)
Net Realized Gain	(6)		—
Class H@@@:
Net Investment Income	(—	@)**	(4)
Class L:
Net Realized Gain	(3)		—
Class IS:
Net Investment Income	(—	@)***	—
Net Realized Gain	(—	@)***	—
Total Distributions	(213)		(37)
Capital Share Transactions:(1)
Class I:
Subscribed	951		—
Distributions Reinvested	30		—
Class A*:
Subscribed	35		—
Distributions Reinvested	1		—
Conversion from Class H	124
Redeemed	(35)		—
Class H@@@:
Subscribed	—	**	101
Distributions Reinvested	—	**	3
Conversion to Class A	(124	)**
Redeemed	(826	)**	—
Class L:
Redeemed	—	@	—
Class IS:
Subscribed	10	***	—
Net Increase in Net Assets Resulting from Capital Share Transactions	166		104
Total Increase in Net Assets	1,650		628
Net Assets:
Beginning of Period	6,420		5,792
End of Period (Including Accumulated Undistributed Net Investment Income of $3 and $1)	$8,070		$6,420

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

International Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	83		—
Shares Issued on Distributions Reinvested	2		—
Net Increase in Class I Shares Outstanding	85		—
Class A*:
Shares Subscribed	3		—
Shares Issued on Distributions Reinvested	—	**	—
Conversion from Class H	10
Shares Redeemed	(3)		—
Net Increase in Class A* Shares Outstanding	10		—
Class H@@@:
Shares Subscribed	—	**	9
Shares Issued on Distributions Reinvested	—		—	@@
Conversion to Class A	(10	)**
Shares Redeemed	(74	)**	—
Net Increase (Decrease) in Class H Shares Outstanding	(84)		9
Class IS:
Shares Subscribed	1	***	—
Net Increase in Class IS Shares Outstanding	1		—

@  Amount is less than $500.

@@  Share amount is less than 500.

@@@  Effective September 9, 2013, Class H shares converted into Class A shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

International Opportunity Portfolio

	Class I
	Year Ended December 31,					Period from March 31, 2010^ to
Selected Per Share Data and Ratios	2013	2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$11.19	$10.26		$12.07		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.10	0.08		0.08		0.03
Net Realized and Unrealized Gain (Loss)	2.85	0.92		(1.31)		2.04
Total from Investment Operations	2.95	1.00		(1.23)		2.07
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	(0.07)		(0.10)		—
Net Realized Gain	(0.28)	—		(0.48)		—
Total Distributions	(0.37)	(0.07)		(0.58)		—
Net Asset Value, End of Period	$13.77	$11.19		$10.26		$12.07
Total Return++	26.47%	9.76%		(10.16)%		20.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,647	$5,259		$4,822		$5,672
Ratio of Expenses to Average Net Assets (1)	1.13%+	1.14	%+††	1.15	%+††	1.15	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	0.82%+	0.70	%+††	0.67	%+††	0.33	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01	%††	0.00	%§††	0.00	%§††*
Portfolio Turnover Rate	40%	33%		37%		18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.84%	3.87	%††	3.82	%††	4.79	%+††*
Net Investment Loss to Average Net Assets	(1.89)%	(2.03	)%††	(2.00	)%††	(3.31	)%+††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

International Opportunity Portfolio

	Class A@
	Year Ended December 31,						Period from March 31, 2010^ to
Selected Per Share Data and Ratios	2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$11.19		$10.26		$12.04		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.02		0.05		0.05		0.01
Net Realized and Unrealized Gain (Loss)	2.89		0.92		(1.30)		2.03
Total from Investment Operations	2.91		0.97		(1.25)		2.04
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.04)		(0.05)		—
Net Realized Gain	(0.28)		—		(0.48)		—
Total Distributions	(0.32)		(0.04)		(0.53)		—
Net Asset Value, End of Period	$13.78		$11.19		$10.26		$12.04
Total Return++	26.12%		9.49%		(10.33)%		20.40	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$275		$112		$103		$120
Ratio of Expenses to Average Net Assets (1)	1.44	%+^^	1.39	%+††	1.40	%+††	1.40	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	0.13	%+	0.45	%+††	0.42	%+††	0.08	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01	%††	0.00	%§††	0.00	%§††*
Portfolio Turnover Rate	40%		33%		37%		18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.49%		4.12	%††	4.07	%††	5.04	%+††*
Net Investment Loss to Average Net Assets	(2.92)%		(2.28	)%††	(2.25	)%††	(3.56	)%+††*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.40% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

International Opportunity Portfolio

	Class L
	Year Ended December 31,						Period from March 31, 2010^ to
Selected Per Share Data and Ratios	2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$11.13		$10.22		$12.00		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.00	)‡	(0.01)		(0.01)		(0.03)
Net Realized and Unrealized Gain (Loss)	2.83		0.92		(1.29)		2.03
Total from Investment Operations	2.83		0.91		(1.30)		2.00
Distributions from and/or in Excess of:
Net Realized Gain	(0.28)		—		(0.48)		—
Net Asset Value, End of Period	$13.68		$11.13		$10.22		$12.00
Total Return++	25.49%		8.90%		(10.81)%		20.00	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$137		$112		$102		$120
Ratio of Expenses to Average Net Assets (1)	1.92	%+^^	1.89	%+††	1.90	%+††	1.90	%+††*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.00	)%+§	(0.05	)%+††	(0.08	)%+††	(0.42	)%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01	%††	0.00	%§††	0.00	%§††*
Portfolio Turnover Rate	40%		33%		37%		18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.91%		4.62	%††	4.57	%††	5.54	%+††*
Net Investment Loss to Average Net Assets	(2.99)%		(2.78	)%††	(2.75	)%††	(4.06	)%+††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.90% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

International Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$12.75
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)
Net Realized and Unrealized Gain	1.41
Total from Investment Operations	1.39
Distributions from and/or in Excess of:
Net Investment Income	(0.09)
Net Realized Gain	(0.28)
Total Distributions	(0.37)
Net Asset Value, End of Period	$13.77
Total Return++	10.96	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses to Average Net Assets (1)	1.08	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.47	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	9.61	%*
Net Investment Loss to Average Net Assets	(9.00	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.09% for Class IS shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the International Opportunity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and emerging franchise companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World Ex-United States Index. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued by an outside pricing service approved by Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment

Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions,

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	prices (000)	Level 2 Level 1 Unadjusted quoted inputs (000)	Other significant observable inputs (000)		Level 3 Significant unobservable Total (000)
Assets:
Common Stocks
Beverages	$494	$—	$—		$494
Biotechnology	202	—	—		202
Capital Markets	222	—	—		222
Diversified Consumer Services	661	—	—		661
Electric Utilities	222	—	—	†	222
Food & Staples Retailing	152	—	—		152
Food Products	673	—	—		673
Hotels, Restaurants & Leisure	585	—	—		585
Household Products	118	—	—		118
Information Technology Services	614	—	—		614
Insurance	223	—	—		223
Internet & Catalog Retail	117	—	—		117
Internet Software & Services	977	—	—		977
Marine	178	—	—		178
Media	275	—	—		275
Professional Services	201	—	—		201
Real Estate Management & Development	223	—	—		223
Road & Rail	527	—	—		527
Textiles, Apparel & Luxury Goods	999	—	—		999
Total Common Stocks	7,663	—	—	†	7,663
Preferred Stock	—	—	38		38
Convertible Preferred Stock	—	—	—	@	—	@
Participation Notes	—	277	—		277
Call Options Purchased	—	4	—		4
Total Assets	$7,663	$281	$38		$7,982

†  Includes one security which is valued at zero.

@  Value is less than $500.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $2,919,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Convertible Preferred Stock (000)		Preferred Stock (000)
Beginning Balance	$—	†	$3		$—
Purchases	—		—		36
Sales	—		—		—
Amortization of discount	—		—		—
Transfers in	—		—		—
Transfers out	—		—		—
Change in unrealized appreciation/ depreciation	—		46		2
Realized gains (losses)	—		(49)		—
Ending Balance	$—	†	$—		$38
Net change in unrealized appreciation/ depreciation from investments still held as of December 31, 2013	$—		$—	@	$2

@  Value is less than $500.

†  Includes one security which is valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2013.

	Fair Value at December 31, 2013 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Internet & Catalog Retail
Preferred Stock	$38	Market Transaction Method	Precedent Transaction of Preferred Stock	$22.947		$22.947		$22.947		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue Discount for Lack of Marketability	3.1 15.0%	x	7.5 15.0%	x	5.7 15.0%	x	Increase Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such a as security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$4	+

+ Amounts are included in Investments in the Statement of Operations.

The following table sets forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(4	)++

++ Amounts are included in Investments in the Statement of Operations.

At December 31, 2013, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivative	Assets(a) (000)	Liabilities(a) (000)
Options Purchased	$4	—

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than 0) (000)
Royal Bank of Scotland	$4	—	—	$4

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	202,000

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

7.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15% for Class I shares, 1.40% for Class A shares and 1.90% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expense to average net assets to the maximum ratio of 1.50%, 2.00% and 1.09% for Class A, Class L and Class IS shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $62,000 of advisory fees were waived and approximately $125,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder

Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $2,940,000 and $2,575,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2013 (000)
$473	$1,538	$2,011	$—	@	—

@ Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$51	$162	$37	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in-Capital (000)
$(1)	$1	$	(—	@)

@ Amount is less than $500.

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3	$23

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $5,837,000. The aggregate gross unrealized appreciation is approximately $2,336,000 and the aggregate gross unrealized depreciation is approximately $191,000 resulting in net unrealized appreciation of approximately $2,145,000.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U. S. Federal income tax purposes of approximately $198,000.

I. Result of Special Shareholder Meeting (unaudited): On June 5, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
10,000	0	0

J. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Opportunity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013.

The Portfolio designated and paid approximately $162,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JPMorgan Fund Complex.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIIOANN
810187 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Select Global Infrastructure Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
U.S. Privacy Policy	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Select Global Infrastructure Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

Select Global Infrastructure Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value		Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period	Net Expense Ratio During Period***
Select Global Infrastructure Portfolio Class I	$1,000.00	$1,121.80	$1,019.61	*	$5.94	*	$5.65	1.11%
Select Global Infrastructure Portfolio Class A^	1,000.00	1,120.40	1,018.30	*	7.32	*	6.97	1.37
Select Global Infrastructure Portfolio Class L	1,000.00	1,117.00	1,015.38	*	10.41	*	9.91	1.95
Select Global Infrastructure Portfolio Class IS	1,000.00	1,096.00	1,011.52	**	3.29	**	3.15	1.07

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 107/365 (to reflect the actual days in the period).

***  Annualized.

^  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

Select Global Infrastructure Portfolio

The Select Global Infrastructure Portfolio seeks to provide both capital appreciation and income.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 17.91%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned 15.89%, and underperformed against its benchmark, the S&P Global BMI Index, a proxy for global equities, which returned 24.12%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  Infrastructure shares appreciated 15.89% during the period, as measured by the Index. Among the major infrastructure sectors, the gas midstream, toll roads, gas distribution utilities, and European regulated utilities outperformed the Index, while the pipeline companies, electricity transmission and distribution, and communications sectors underperformed the Index. Among sectors with more modest benchmark weightings, the diversified and airports sectors exhibited meaningful outperformance relative to the benchmark.

•  For full-year 2013, the Portfolio realized meaningful outperformance from bottom-up stock selection, only partially offset by adverse top-down positioning. From a bottom-up perspective, stock selection was neutral or provided positive attribution in all sectors aside from toll roads. From a top-down perspective, the Portfolio benefited from underweights to the electricity transmission and distribution and gas distribution sectors, as well as an overweight to the airports sector, offset by relative weakness from an overweight to pipeline companies and an underweight to gas midstream and European regulated utilities. Cash held in the Portfolio detracted from relative performance.

•  2013 global equity performance reflected a more positive outlook toward economic growth and the belief that many economies have "turned a corner" — in particular the developed markets of the U.S. and Europe (and to a lesser extent Japan). This was partially offset by concerns over the impact of rising interest rates in the U.S. and their effect on U.S. equity valuations as well as the spillover impact for emerging market economies, currencies, and equity markets. The equity securities of infrastructure companies were not entirely immune to these broad trends in 2013, and were generally visible in the strong performance of more gross domestic product (GDP) — leveraged transportation sectors such as rails, toll roads, and airports and the weakness in more stable sectors that were viewed by the market as "bond proxies" such as electricity transmission and distribution, communications, and pipeline companies. However, on a local currency basis, favorable returns were realized within all broad regions.

•  Favorable performance for the European regulated utilities sector was the result of improved clarity and a more positive outlook for transmission company regulation in Spain (in particular on the electricity side) as well as the resolution of gas network regulation in Italy, which underscored the stability of regulation in the country despite ongoing uncertainty in Italian politics and the potential for political interference. Ongoing merger and acquisition (M&A) interest in U.K. utility assets, in particular in the water space, also provided an uplift for the sector.

•  Underperformance for the electricity transmission and distribution sector was broadly attributable to concerns over valuation in the context of rising U.S. interest rates. Challenges to company returns on capital by customers and other stakeholders, as well as by adverse regulatory rulings, also had a modest negative impact on the sector.

•  Within the gas distribution utilities sector, the potential for midstream asset (MLP) spin-offs as well as M&A speculation favorably impacted U.S.-based gas distribution utilities in 2013. Within Chinese gas distribution, ongoing support by the central government for natural gas (as a way to de-carbonize the environment), coupled with resilient company operating results despite a slowing Chinese economy, drove favorable results.

•  Underperformance in pipeline companies broadly reflected a negative view on valuation in a rising interest rate environment, despite robust operating fundamentals, with company capital programs at record highs. Negative performance by a Canadian company weighed heavily on sector results, due to the general view that the northern leg of the

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Select Global Infrastructure Portfolio

Keystone XL pipeline will not be approved by the Obama administration.

•  The gas midstream sector's outperformance reflected ongoing rapid cash flow growth supported by sizable capital programs, as well as a number of spinoff and restructuring transactions which highlighted the value of general partner economics embedded within many c-corp energy infrastructure companies.

•  In the communications sector, weakness in wireless tower companies reflected concerns over valuation in a rising interest rate environment, as well as concerns regarding a slowdown in lease up activity by the big four wireless carriers in the U.S.

•  Outperformance of the toll roads, airports and ports sector in 2013 was largely the result of an improved outlook for traffic/container volumes associated with an improving global economy. However, it is important to note that for many of the transportation companies, in particular those in Europe, strong share price performance was associated with multiple expansion (i.e., the expectation of a recovery), as operating fundamentals and underlying cash flows still reflected little growth. For airports, despite lackluster traffic growth in general, strong retail performance and a moderation in the capital expenditures (capex) cycle helped returns.

•  Modest underperformance was realized in the water sector in 2013 as relatively robust performance in the U.S. was offset by negative absolute performance in Brazil, where the regulatory outlook remained uncertain over the near term and share prices suffered alongside the broader Brazilian equity market.

Management Strategies

•  Given recent strong performance and a narrowing gap between our view of intrinsic, private market infrastructure value and share prices in a number of infrastructure sectors, we begin 2014 with lower expected returns for the sector. However, we believe an allocation to global listed infrastructure securities can continue to provide investors with favorable risk-adjusted absolute returns and little overlap to the broader equity markets. Furthermore, we continue to be able to invest in companies that we believe trade at meaningful discounts to intrinsic value. Imbedded into our current view on valuation is a belief that capex programs in certain sectors, most notably energy infrastructure and the wireless tower portion of the communications sector, could begin to moderate in the medium term (from record-high, industry-wide capital spending in the tens of billions of U.S. dollars). We would also reiterate that we view rising interest rates and the impact of the Federal Reserve "taper" — commonly cited as the most significant headwind for the sector — as more of a near-term, manageable risk, given that many infrastructure companies have various methods to adjust cash flows to accommodate higher debt costs, and we do not believe share prices reflected the low in cost of capital during the past period of low interest rates.

•  In terms of opportunities for 2014, we would note the following:

1) Valuations in the fixed satellite services (FSS) portion of the communications sector look increasingly attractive (in spite of some near to medium-term operating headwinds), as do a number of companies in the energy infrastructure and utilities sectors, even though sector-wide valuations appear less compelling.

2) More opportunities may develop in the transportation-leveraged sectors, in particular in Europe, as the global economy recovers. While we maintain a more cautious view on continental Europe and a global recovery overall — and have reflected this view in our company-specific underwriting — we acknowledge that there is scope for upside as recent data points seem to indicate an upturn in economic activity in a number of regions.

3) We view a number of emerging markets infrastructure companies as increasingly attractive from a valuation standpoint, as country-level macro concerns are overwhelming stable company-level operating fundamentals in a number of cases. As a reminder, the Portfolio historically has and will continue to focus on developed market infrastructure companies which manage brownfield infrastructure assets, but we may look to invest a small portion of the Portfolio in greenfield infrastructure assets in emerging markets should the return prospects be appropriate relative to the level of risk.

•  We remain committed to our core investment philosophy as an infrastructure value investor. As

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Select Global Infrastructure Portfolio

value-oriented, bottom-up driven investors, our investment perspective is that over the medium- and long-term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost-effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and Net Asset Value growth prospects.

•  Our research currently leads us to an overweighting in the Portfolio (amongst the largest sectors) to a group of companies in the pipeline, communications and toll road sectors, and an underweighting to companies in the gas distribution utilities, gas midstream, European regulated utilities, and electricity transmission and distribution sectors. Amongst the smaller sectors, we maintain an overweight to airports and have initiated an overweight to the water sector.

*  Minimum Investment for Class I shares

**  Commenced Operations on September 20, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+, L and IS shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1) and the S&P Global BMI Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	17.91%	—	—	17.48%
Dow Jones Brookfield Global Infrastructure IndexSM	15.89	—	—	15.89
S&P Global BMI Index	24.12	—	—	12.86
Portfolio — Class A+ Shares w/o sales charges(4)	17.69	—	—	17.19
Portfolio — Class A+ Shares with maximum 5.25% sales charges(4)	11.55	—	—	15.29
Dow Jones Brookfield Global Infrastructure IndexSM	15.89	—	—	15.89
S&P Global BMI Index	24.12	—	—	12.86
Portfolio — Class L Shares w/o sales charges(4)	16.98	—	—	16.59
Dow Jones Brookfield Global Infrastructure IndexSM	15.89	—	—	15.89
S&P Global BMI Index	24.12	—	—	12.86
Portfolio — Class IS Shares w/o sales charges(5)	—	—	—	9.60
Dow Jones Brookfield Global Infrastructure IndexSM	—	—	—	8.96
S&P Global BMI Index	—	—	—	8.25

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 26 developed and 20 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Select Global Infrastructure Portfolio

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on September 20, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification*	Percentage of Total Investments
Oil & Gas Storage & Transportation	45.2%
Communications	14.8
Transmission & Distribution	13.2
Investment Company	6.0
Water	5.7
Toll Roads	5.4
Airports	5.0
Other**	4.7
Total Investments	100.0%

*  Percentages indicated are based upon total investment (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2013.

**  Industries and/or investment types representing less than 5% of total investments.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

Select Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (94.3%)
Australia (3.6%)
APA Group (a)	6,817	$36
DUET Group (a)	45,208	81
Macquarie Atlas Roads Group	66,816	164
Spark Infrastructure Group	51,867	75
Sydney Airport	43,217	147
Transurban Group (a)	97,545	596
		1,099
Austria (1.1%)
Flughafen Wien AG	4,107	345
Brazil (2.1%)
CCR SA	7,800	59
Cia de Saneamento Basico do Estado de Sao Paulo ADR (a)	52,256	592
		651
Canada (13.2%)
Enbridge, Inc. (a)	35,001	1,529
TransCanada Corp. (a)	55,170	2,521
		4,050
China (4.1%)
Beijing Enterprises Holdings Ltd. (b)	47,500	471
China Gas Holdings Ltd. (b)	122,000	179
China Merchants Holdings International Co., Ltd. (b)	31,527	115
ENN Energy Holdings Ltd. (b)	22,000	163
Guangdong Investment Ltd. (b)	174,000	170
Jiangsu Expressway Co., Ltd. H Shares (b)	122,000	150
		1,248
France (3.6%)
Eutelsat Communications SA	18,721	584
SES SA	16,317	528
		1,112
Germany (2.2%)
Fraport AG Frankfurt Airport Services Worldwide	9,250	692
Italy (6.0%)
Atlantia SpA (a)	24,695	554
Snam SpA	176,799	989
Societa Iniziative Autostradali e Servizi SpA	5,176	52
Terna Rete Elettrica Nazionale SpA	49,843	249
		1,844
Japan (1.9%)
Tokyo Gas Co., Ltd.	119,000	585
Luxembourg (1.1%)
Intelsat SA (c)	14,700	331
Netherlands (1.5%)
Koninklijke Vopak N.V.	7,959	466
Spain (2.1%)
Abertis Infraestructuras SA (a)	7,440	165
Ferrovial SA	16,650	322
Red Electrica Corp., SA (a)	2,360	158
		645
	Shares	Value (000)
Switzerland (1.2%)
Flughafen Zuerich AG (Registered)	631	$369
United Kingdom (7.1%)
National Grid PLC	118,644	1,548
Pennon Group PLC	14,630	160
Severn Trent PLC	11,450	323
United Utilities Group PLC	12,350	137
		2,168
United States (43.5%)
American Tower Corp. REIT	16,740	1,336
American Water Works Co., Inc.	12,880	544
Atmos Energy Corp.	4,130	188
CenterPoint Energy, Inc.	32,230	747
Cheniere Energy, Inc. (c)	7,720	333
Crown Castle International Corp. (c)	15,430	1,133
Enbridge Energy Management LLC (a)(c)	11,399	327
ITC Holdings Corp.	9,611	921
Kinder Morgan, Inc.	19,654	707
NiSource, Inc.	13,110	431
Northeast Utilities	11,480	487
Oneok, Inc.	15,110	939
PG&E Corp.	15,500	624
Plains GP Holdings LP, Class A (c)	13,588	364
SBA Communications Corp., Class A (c)	7,290	655
SemGroup Corp., Class A	3,320	217
Sempra Energy	12,430	1,116
Spectra Energy Corp.	30,930	1,102
Williams Cos., Inc. (The)	31,140	1,201
		13,372
Total Common Stocks (Cost $24,206)		28,977
Short-Term Investments (21.5%)
Securities held as Collateral on Loaned Securities (15.5%)
Investment Company (13.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	4,127,654	4,128
	Face Amount (000)
Repurchase Agreements (2.1%)
BNP Paribas Securities Corp., (0.01%, dated 12/31/13, due 1/2/14; proceeds $372; fully collateralized by various U.S. Government Obligations; 0.63% - 3.63% due 8/15/16 - 2/15/21; valued at $379)	$372	372
Merrill Lynch & Co., Inc., (0.18%, dated 12/31/13, due 1/2/14; proceeds $265; fully collateralized by various Common Stocks and Exchange Traded Funds; valued at $287)	265	265
		637
Total Securities held as Collateral on Loaned Securities (Cost $4,765)		4,765

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Select Global Infrastructure Portfolio

	Shares	Value (000)
Investment Company (6.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $1,836)	1,836,442	$1,836
Total Short-Term Investments (Cost $6,601)		6,601
Total Investments (115.8%) (Cost $30,807) Including $5,208 of Securities Loaned		35,578
Liabilities in Excess of Other Assets (-15.8%)		(4,861)
Net Assets (100.0%)		$30,717

(a)  All or a portion of this security was on loan at December 31, 2013.

(b)  Security trades on the Hong Kong exchange.

(c)  Non-income producing security.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Select Global Infrastructure Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $24,843)	$29,614
Investment in Security of Affiliated Issuer, at Value (Cost $5,964)	5,964
Total Investments in Securities, at Value (Cost $30,807)	35,578
Foreign Currency, at Value (Cost $13)	13
Cash	146
Receivable for Investments Sold	123
Dividends Receivable	96
Due from Adviser	22
Receivable for Portfolio Shares Sold	17
Tax Reclaim Receivable	5
Receivable from Affiliate	—	@
Other Assets	—	@
Total Assets	36,000
Liabilities:
Collateral on Securities Loaned, at Value	4,911
Payable for Portfolio Shares Redeemed	263
Payable for Investments Purchased	78
Payable for Custodian Fees	10
Payable for Professional Fees	8
Payable for Administration Fees	2
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A*	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Shareholder Services Fees — Class A*	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Sub Transfer Agency Fees	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A*	—	@
Other Liabilities	10
Total Liabilities	5,283
Net Assets	$30,717
Net Assets Consist Of:
Paid-in-Capital	$25,554
Distributions in Excess of Net Investment Income	(1)
Accumulated Net Realized Gain	392
Unrealized Appreciation (Depreciation) on:
Investments	4,771
Foreign Currency Translations	1
Net Assets	$30,717

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Select Global Infrastructure Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2013 (000)
CLASS I:
Net Assets	$26,428
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,853,467
Net Asset Value, Offering and Redemption Price Per Share	$14.26
CLASS A*:
Net Assets	$3,706
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	260,084
Net Asset Value, Redemption Price Per Share	$14.25
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$0.79
Maximum Offering Price Per Share	$15.04
CLASS L:
Net Assets	$573
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	40,278
Net Asset Value, Offering and Redemption Price Per Share	$14.22
CLASS IS:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	728
Net Asset Value, Offering and Redemption Price Per Share	$14.26
(1) Including: Securities on Loan, at Value:	$5,208

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Select Global Infrastructure Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $50 of Foreign Taxes Withheld)	$707
Income from Securities Loaned — Net	9
Dividends from Securities of Affiliated Issuers (Note G)	—	@
Total Investment Income	716
Expenses:
Advisory Fees (Note B)	202
Professional Fees	106
Registration Fees	56
Custodian Fees (Note F)	48
Shareholder Reporting Fees	22
Administration Fees (Note C)	19
Transfer Agency Fees (Note E)	9
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A* (Note E)	—	@
Transfer Agency Fees — Class L (Note E)	—	@
Transfer Agency Fees — Class IS (Note E)	—	@
Shareholder Services Fees — Class A* (Note D)	7
Distribution and Shareholder Services Fees — Class L (Note D)	3
Pricing Fees	7
Directors' Fees and Expenses	1
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A*	—	@
Sub Transfer Agency Fees	—	@
Other Expenses	16
Total Expenses	496
Waiver of Advisory Fees (Note B)	(202)
Expenses Reimbursed by Adviser (Note B)	(14)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(—	@)
Net Expenses	279
Net Investment Income	437
Realized Gain:
Investments Sold	1,595
Foreign Currency Transactions	4
Net Realized Gain	1,599
Change in Unrealized Appreciation (Depreciation):
Investments	1,898
Foreign Currency Translations	1
Net Change in Unrealized Appreciation (Depreciation)	1,899
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	3,498
Net Increase in Net Assets Resulting from Operations	$3,935

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Select Global Infrastructure Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$437		$320
Net Realized Gain	1,599		728
Net Change in Unrealized Appreciation (Depreciation)	1,899		1,406
Net Increase in Net Assets Resulting from Operations	3,935		2,454
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(455)		(306)
Net Realized Gain	(1,150)		(498)
Class A*:
Net Investment Income	(55)		(2)
Net Realized Gain	(127)		(4)
Class H^:
Net Investment Income	(—	@)***	(22)
Net Realized Gain	(31	)***	(31)
Class L:
Net Investment Income	(6)		(2)
Net Realized Gain	(25)		(4)
Class IS:
Net Investment Income	(—	@)**	—
Net Realized Gain	(—	@)**	—
Total Distributions	(1,849)		(869)
Capital Share Transactions:(1)
Class I:
Subscribed	11,506		2,575
Distributions Reinvested	706		150
Redeemed	(3,326)		(1,185)
Class A*:
Subscribed	1,264		—
Distributions Reinvested	166		—
Conversion from Class H	3,280		—
Redeemed	(1,330)		—
Class H^:
Subscribed	2,166	***	1,112
Distributions Reinvested	30	***	47
Conversion to Class A	(3,280)		—
Redeemed	(191	)***	—
Class L:
Subscribed	389		—
Distributions Reinvested	23		—
Class IS:
Subscribed	10	**	—
Net Increase in Net Assets Resulting from Capital Share Transactions	11,413		2,699
Redemption Fees	—		— @
Total Increase in Net Assets	13,499		4,284
Net Assets:
Beginning of Period	17,218		12,934
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(1) and $1)	$30,717		$17,218

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Select Global Infrastructure Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	820		209
Shares Issued on Distributions Reinvested	52		12
Shares Redeemed	(236)		(99)
Net Increase in Class I Shares Outstanding	636		122
Class A*:
Shares Subscribed	89		—
Shares Issued on Distributions Reinvested	12		—
Conversion from Class H	242		—
Shares Redeemed	(93)		—
Net Increase in Class A Shares Outstanding	250		—
Class H^:
Shares Subscribed	156	***	83
Shares Issued on Distributions Reinvested	2	***	4
Conversion to Class A	(242)		—
Shares Redeemed	(13	)***	—
Net Increase (Decrease) in Class H Shares Outstanding	(97)		87
Class L:
Shares Subscribed	28		—
Shares Issued on Distributions Reinvested	2		—
Net Increase in Class L Shares Outstanding	30		—
Class IS:
Shares Subscribed	1	**	—
Net Increase in Class IS Shares Outstanding	1		—

@  Amount is less than $500.

^  Effective September 9, 2013, Class H shares converted into Class A shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period September 13, 2013 through December 31, 2013.

***  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Select Global Infrastructure Portfolio

	Class I
	Year Ended December 31,					Period from September 20, 2010^ to
Selected Per Share Data and Ratios	2013	2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$12.91	$11.50		$10.40		$10.00
Income from Investment Operations:
Net Investment Income†	0.26	0.27		0.23		0.08
Net Realized and Unrealized Gain	2.00	1.82		1.42		0.40
Total from Investment Operations	2.26	2.09		1.65		0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.25)	(0.26)		(0.22)		(0.08)
Net Realized Gain	(0.66)	(0.42)		(0.33)		—
Total Distributions	(0.91)	(0.68)		(0.55)		(0.08)
Net Asset Value, End of Period	$14.26	$12.91		$11.50		$10.40
Total Return++	17.91%	18.21%		15.95%		4.94	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$26,428	$15,707		$12,589		$10,086
Ratio of Expenses to Average Net Assets (1)	1.12%+	1.15	%+††	1.15	%+††	1.14	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	1.87%+	2.18	%+††	2.09	%+††	2.71	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%††§	0.00	%††§	0.01	%††*
Portfolio Turnover Rate	30%	33%		51%		6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.04%	2.39	%††	2.93	%††	3.61	%+††*
Net Investment Income to Average Net Assets	0.95%	0.94	%††	0.31	%††	0.24	%+††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Select Global Infrastructure Portfolio

	Class A**
	Year Ended December 31,						Period from September 20, 2010^ to
Selected Per Share Data and Ratios	2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$12.90		$11.50		$10.40		$10.00
Income from Investment Operations:
Net Investment Income†	0.26		0.24		0.21		0.07
Net Realized and Unrealized Gain	1.97		1.80		1.41		0.41
Total from Investment Operations	2.23		2.04		1.62		0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.22)		(0.19)		(0.08)
Net Realized Gain	(0.66)		(0.42)		(0.33)		—
Total Distributions	(0.88)		(0.64)		(0.52)		(0.08)
Net Asset Value, End of Period	$14.25		$12.90		$11.50		$10.40
Total Return++	17.69%		17.85%		15.67%		4.86	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,706		$129		$115		$104
Ratio of Expenses to Average Net Assets (1)	1.37	%+^^	1.40	%+††	1.40	%+††	1.39	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	1.81	%+	1.93	%+††	1.84	%+††	2.46	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%††§	0.00	%††§	0.01	%††*
Portfolio Turnover Rate	30%		33%		51%		6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.43%		2.64	%††	3.18	%††	3.86	%+††*
Net Investment Income (Loss) to Average Net Assets	0.75%		0.69	%††	0.06	%††	(0.01	)%+††*

**  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.40% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.
The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Select Global Infrastructure Portfolio

	Class L
	Year Ended December 31,						Period from September 20, 2010^ to
Selected Per Share Data and Ratios	2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$12.90		$11.50		$10.40		$10.00
Income from Investment Operations:
Net Investment Income†	0.16		0.18		0.15		0.06
Net Realized and Unrealized Gain	1.98		1.80		1.42		0.40
Total from Investment Operations	2.14		1.98		1.57		0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.16)		(0.14)		(0.06)
Net Realized Gain	(0.66)		(0.42)		(0.33)		—
Total Distributions	(0.82)		(0.58)		(0.47)		(0.06)
Net Asset Value, End of Period	$14.22		$12.90		$11.50		$10.40
Total Return++	16.98%		17.31%		15.12%		4.72	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$573		$129		$115		$104
Ratio of Expenses to Average Net Assets (1)	1.93	%+^^	1.90	%+††	1.90	%+††	1.89	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	1.16	%+	1.43	%+††	1.34	%+††	1.96	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%††§	0.00	%††§	0.01	%††*
Portfolio Turnover Rate	30%		33%		51%		6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.86%		3.14	%††	3.68	%††	4.36	%+††*
Net Investment Income (Loss) to Average Net Assets	0.23%		0.19	%††	(0.44	)%††	(0.51	)%+††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.90% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Select Global Infrastructure Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$13.73
Income from Investment Operations:
Net Investment Income†	0.09
Net Realized and Unrealized Gain	1.20
Total from Investment Operations	1.29
Distributions from and/or in Excess of:
Net Investment Income	(0.25)
Net Realized Gain	(0.51)
Total Distributions	(0.76)
Net Asset Value, End of Period	$14.26
Total Return++	9.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	1.07	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	2.13	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	30	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	7.27	%*
Net Investment Loss to Average Net Assets	(4.07	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.08% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Select Global Infrastructure Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek to provide both capital appreciation and income by investing primarily in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. Using internal proprietary research, the Adviser seeks to identify public infrastructure companies that are believed to offer the best value relative to their underlying assets and growth prospects. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$1,553	$—	$—	$1,553
Communications	4,567	—	—	4,567
Diversified	1,320	—	—	1,320
Oil & Gas Storage & Transportation	13,923	—	—	13,923
Ports	115	—	—	115
Toll Roads	1,681	—	—	1,681
Transmission & Distribution	4,062	—	—	4,062
Water	1,756	—	—	1,756
Total Common Stocks	28,977	—	—	28,977
Short-Term Investments
Investment Companies	5,964	—	—	5,964
Repurchase Agreements	—	637	—	637
Total Short-Term Investments	5,964	637	—	6,601
Total Assets	$34,941	$637	$—	$35,578

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $9,665,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than 0) (000)
$5,208	(a)	—	$(5,208	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Portfolio received cash collateral of approximately $4,911,000, of which approximately $4,765,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2013 there was uninvested cash of approximately $146,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $537,000 in the form of U.S. government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the Portfolio's average net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15% for Class I shares, 1.40% for Class A shares and 1.90% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratios of 1.50%, 2.00% and 1.08% for Class A, Class L and Class IS shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $202,000 of advisory fees were waived and approximately $14,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the

Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $15,748,000 and $6,870,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2013 (000)
$590	$20,889	$15,515	$—	@	$5,964

@ Amount is less than $500.

From January 1, 2013 to June 30, 2013, the Portfolio incurred less than $500 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Distributor and Administrator under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$573	$1,276	$332	$537

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and distribution redesignations, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Undistributed Net Realized Gain (Loss) (000)	Paid-in-Capital (000)
$77	$(77)	$—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$438

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $30,853,000. The aggregate gross unrealized appreciation is approximately $4,770,000 and the aggregate gross unrealized depreciation is approximately $44,000 resulting in net unrealized appreciation of approximately $4,726,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2013, the Portfolio deferred to January 1, 2014 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$1	—

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 19% for Class I shares.

J. Results of Special Shareholder Meeting (unaudited): On June 5, 2013 as adjourned to June 24, 2013 and July 17, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
92,743	0	0

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

K. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Select Global Infrastructure Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Select Global Infrastructure Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Select Global Infrastructure Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2014

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013. For corporate shareholders, 36.5% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $1,276,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2013. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $463,000 as taxable at this lower rate.

During the taxable year ended December 31, 2013 the Portfolio intends to pass through foreign tax credits of approximately $28,000 and has derived net income from sources within foreign countries amounting to approximately $464,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Chairman, J Street Cup Golf Charity, Trustee Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013)	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex; Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014).
Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square 049481 Singapore

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISGIANN
809944 Exp 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Advantage Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Federal Tax Notice	22
U.S. Privacy Policy	23
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Advantage Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

International Advantage Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Advantage Portfolio Class I	$1,000.00	$1,122.40	$1,018.90	$6.69	$6.36	1.25%
International Advantage Portfolio Class A@	1,000.00	1,120.50	1,017.24	8.44	8.03	1.58
International Advantage Portfolio Class L	1,000.00	1,117.80	1,014.82	11.00	10.46	2.06

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

International Advantage Portfolio

The International Advantage Portfolio seeks long-term capital appreciation by investing primarily in established companies on an international basis, with capitalizations within the range of companies included in the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 12.72%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the MSCI All Country World Ex-U.S. Index (the "Index"), which returned 15.29%.

Factors Affecting Performance

•  International equities were up 15.29% in 2013 as measured by the Index. Developed market equities led, with Europe and Japan both rising more than 20% for the year (as measured by the MSCI Europe Index and MSCI Japan Index, respectively). In Europe, turmoil in Italy's elections and a bank bailout in Cyprus triggered volatility in eurozone equities early in the year. But investor sentiment turned more optimistic as Europe exited its recession and austerity measures were relaxed. These factors helped eurozone stocks perform especially well. Japan also resumed economic expansion in 2013. Its stocks rallied strongly as a massive quantitative easing plan announced by the Bank of Japan in April led to depreciation in the yen. By comparison, emerging market equities languished. Uncertainties about a slowdown in China's economy, the negative implications of the expected tapering of U.S. quantitative easing, and pockets of regional and country-specific political conflict were among the factors weighing on investor sentiment for the asset class.

•  The Portfolio's relative underperformance was attributable primarily to stock selection in consumer staples, where exposure to a liquor producer in China (which is not represented in the Index) was the main detractor.i An overweight in the sector was unfavorable as well.

•  Stock selection and an underweight in the financials sector were detrimental to relative performance. Within the sector, a holding in a Brazil-based securities clearinghouse lagged the most.

•  An underweight in the health care sector was unfavorable to relative performance, as the sector had relatively strong performance in the Index during the period.

•  The Portfolio benefited from no exposure to the materials sector, which posted a loss for the period and was the weakest-performing sector in the Index.

•  Stock selection in the information technology sector boosted relative returns, driven by a position in a Russia-based software and services provider primarily serving Central and Eastern Europe.

•  Although stock selection in the consumer discretionary sector detracted slightly from relative performance, it was more than offset by relative gains from an overweight in the sector.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

i  To gain exposure to the stock, the Portfolio utilized a P-note (participation note), which is intended to mirror the performance of the underlying stock. There is no leverage associated with P-notes.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+ and L shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

International Advantage Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	12.72%	—	—	10.43%
MSCI All Country World Ex-U.S. Index	15.29	—	—	5.51
Lipper International Multi-Cap Growth Funds Index	19.33	—	—	7.21
Portfolio — Class A+ Shares w/o sales charges(4)	12.43	—	—	10.15
Portfolio — Class A+ Shares with maximum 5.25% sales charges(4)	6.55	—	—	8.21
MSCI All Country World Ex-U.S. Index	15.29	—	—	5.51
Lipper International Multi-Cap Growth Funds Index	19.33	—	—	7.21
Portfolio — Class L Shares w/o sales charges(4)	11.88	—	—	9.61
MSCI All Country World Ex-U.S. Index	15.29	—	—	5.51
Lipper International Multi-Cap Growth Funds Index	19.33	—	—	7.21

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	38.3%
Beverages	15.8
Textiles, Apparel & Luxury Goods	14.7
Food Products	10.4
Information Technology Services	7.9
Road & Rail	7.3
Diversified Consumer Services	5.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

International Advantage Portfolio

	Shares	Value (000)
Common Stocks (90.5%)
Australia (1.4%)
Aurizon Holding Ltd.	9,815	$43
Belgium (4.4%)
Anheuser-Busch InBev N.V.	1,227	130
Brazil (2.2%)
CETIP SA — Mercados Organizados	6,555	67
Canada (5.5%)
Brookfield Asset Management, Inc., Class A	2,136	83
Brookfield Infrastructure Partners LP	2,095	82
		165
China (2.8%)
New Oriental Education & Technology Group ADR	2,630	83
Denmark (5.7%)
DSV A/S	5,214	171
France (11.6%)
Christian Dior SA	519	98
Danone	1,162	84
Edenred	1,222	41
Hermes International	119	43
Pernod-Ricard SA	736	84
		350
Germany (3.2%)
Adidas AG	763	97
Indonesia (0.6%)
Hero Supermarket Tbk PT (a)	94,000	19
Italy (2.0%)
Prada SpA (b)	6,800	61
Japan (2.7%)
Calbee, Inc.	3,300	80
Korea, Republic of (4.7%)
Hotel Shilla Co., Ltd. (a)	1,105	69
NAVER Corp. (a)	106	73
		142
Norway (1.4%)
Telenor ASA	1,771	42
Singapore (1.7%)
Mandarin Oriental International Ltd.	31,000	52
South Africa (2.7%)
Naspers Ltd., Class N	786	82
Switzerland (8.1%)
Kuehne & Nagel International AG (Registered)	770	101
Nestle SA (Registered)	1,936	142
		243
United Kingdom (19.4%)
British American Tobacco PLC	796	43
Burberry Group PLC	5,321	133
Diageo PLC	2,966	98
Imperial Tobacco Group PLC	1,128	44
	Shares	Value (000)
Intertek Group PLC	1,991	$104
Reckitt Benckiser Group PLC	1,212	96
Tesco PLC	11,621	64
		582
United States (10.4%)
Cognizant Technology Solutions Corp., Class A (a)	850	86
Luxoft Holding, Inc. (a)	3,833	146
TAL Education Group ADR (a)	3,694	81
		313
Total Common Stocks (Cost $2,213)		2,722
Participation Notes (5.1%)
China (5.1%)
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 2/20/14	1,900	40
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 3/4/21	5,280	112
Total Participation Notes (Cost $192)		152
	Notional Amount
Foreign Currency Options (0.1%)
Call Options Purchased (0.1%)
USD/CNY December 2014 CNY @ 6.50	$396,018	1
USD/CNY December 2014 CNY @ 6.50	32,374	—	@
USD/CNY December 2014 CNY @ 6.50	464,184	1
Total Call Options Purchased (Cost $3)		2
	Shares
Short-Term Investment (1.9%)
Investment Company (1.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $59)	58,873	59
Total Investments (97.6%) (Cost $2,467)		2,935
Other Assets in Excess of Liabilities (2.4%)		73
Net Assets (100.0%)		$3,008

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

@  Value is less than $500.

ADR  American Depositary Receipt.

CNY  Chinese Yuan Renminbi

USD  United States Dollar

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

International Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $2,408)	$2,876
Investment in Security of Affiliated Issuer, at Value (Cost $59)	59
Total Investments in Securities, at Value (Cost $2,467)	2,935
Foreign Currency, at Value (Cost $—@)	—	@
Cash	1
Due from Adviser	35
Receivable for Investments Sold	33
Tax Reclaim Receivable	2
Dividends Receivable	1
Receivable from Affiliate	—	@
Other Assets	15
Total Assets	3,022
Liabilities:
Payable for Transfer Agent Fees	1
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A*	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Custodian Fees	2
Payable for Professional Fees	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Administration Fees	—	@
Payable for Shareholder Services Fees — Class A*	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	10
Total Liabilities	14
Net Assets	$3,008
Net Assets Consist Of:
Paid-in-Capital	$2,460
Accumulated Undistributed Net Investment Income	4
Accumulated Net Realized Gain	76
Unrealized Appreciation (Depreciation) on:
Investments	468
Foreign Currency Translations	—	@
Net Assets	$3,008
CLASS I:
Net Assets	$2,637
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	213,285
Net Asset Value, Offering and Redemption Price Per Share	$12.36
CLASS A*:
Net Assets	$248
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	20,000
Net Asset Value, Redemption Price Per Share	$12.38
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$0.69
Maximum Offering Price Per Share	$13.07
CLASS L:
Net Assets	$123
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000
Net Asset Value, Offering and Redemption Price Per Share	$12.36

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

@  Amount is less than $500.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

International Advantage Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $7 of Foreign Taxes Withheld)	$66
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	66
Expenses:
Professional Fees	67
Registration Fees	35
Advisory Fees (Note B)	26
Shareholder Reporting Fees	14
Custodian Fees (Note F)	11
Transfer Agency Fees (Note E)	9
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A* (Note E)	—	@
Transfer Agency Fees — Class L (Note E)	—	@
Pricing Fees	5
Administration Fees (Note C)	2
Shareholder Services Fees — Class A* (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	1
Directors' Fees and Expenses	1
Sub Transfer Agency Fees — Class I	—	@
Other Expenses	16
Total Expenses	188
Expenses Reimbursed by Adviser (Note B)	(123)
Waiver of Advisory Fees (Note B)	(26)
Reimbursement of Class Specific Expenses — Class I (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class A* (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class L (Note B)	(—	@)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	39
Net Investment Income	27
Realized Gain:
Investments Sold	214
Foreign Currency Transactions	—	@
Net Realized Gain	214
Change in Unrealized Appreciation (Depreciation):
Investments	118
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	118
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	332
Net Increase in Net Assets Resulting from Operations	$359

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

International Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$27		$24
Net Realized Gain	214		1
Net Change in Unrealized Appreciation (Depreciation)	118		429
Net Increase in Net Assets Resulting from Operations	359		454
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(26)		(13)
Net Realized Gain	(117)		—
Class A*:
Net Investment Income	(1)		(1)
Net Realized Gain	(11)		—
Class H@@@:
Net Investment Income	(—	@)**	(6)
Net Realized Gain	(—	@)**	—
Class L:
Net Investment Income	(—	@)	(— @)
Net Realized Gain	(6)		—
Total Distributions	(161)		(20)
Capital Share Transactions:(1)
Class I:
Subscribed	1,363		459
Distributions Reinvested	80		3
Redeemed	(388)		(547)
Class A*:
Conversion from Class H	119		—
Redeemed	(—	@)	—
Class H@@@:
Subscribed	—	@**	100
Distributions Reinvested	—	@**	5
Conversion to Class A	(119)		—
Redeemed	(831	)**	—
Net Increase in Net Assets Resulting from Capital Share Transactions	224		20
Total Increase in Net Assets	422		454
Net Assets:
Beginning of Period	2,586		2,132
End of Period (Including Accumulated Undistributed Net Investment Income of $4 and $5)	$3,008		$2,586
(1) Capital Share Transactions:
Class I:
Shares Subscribed	115		43
Shares Issued on Distributions Reinvested	7		— @@
Shares Redeemed	(31)		(51)
Net Increase (Decrease) in Class I Shares Outstanding	91		(8)
Class A*:
Conversion from Class H	10		—
Shares Redeemed	(—	@@)	—
Net Increase in Class A Shares Outstanding	10		—
Class H@@@:
Shares Subscribed	—	@@**	9
Shares Issued on Distributions Reinvested	—	@@**	— @@
Conversion to Class A	(10)		—
Shares Redeemed	(70	)**	—
Net Increase (Decrease) in Class H Shares Outstanding	(80)		9

@  Amount is less than $500.

@@  Amount is less than 500 shares.

@@@  Effective September 9, 2013, Class H shares converted into Class A shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

International Advantage Portfolio

	Class I
	Year Ended December 31,					Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2013	2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$11.60	$9.65		$9.99		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.13	0.12		0.12		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	1.32	1.93		(0.26)		(0.01)
Total from Investment Operations	1.45	2.05		(0.14)		(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)	(0.10)		(0.11)		—
Net Realized Gain	(0.57)	—		(0.09)		—
Total Distributions	(0.69)	(0.10)		(0.20)		—
Net Asset Value, End of Period	$12.36	$11.60		$9.65		$9.99
Total Return++	12.72%	21.27%		(1.31)%		(0.10	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,637	$1,421		$1,255		$1,198
Ratio of Expenses to Average Net Assets (1)	1.24%+	1.24	%+††	1.24	%+††	1.25	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.04%+	1.08	%+††	1.17	%+††	(1.09	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01	%††	0.01	%††	N/A
Portfolio Turnover Rate	49%	40%		27%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.30%	8.89	%††	7.08	%+††	176.40	%††*
Net Investment Loss to Average Net Assets	(4.02)%	(6.57	)%††	(4.67	)%+††	(176.24	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

International Advantage Portfolio

	Class A@
	Year Ended December 31,						Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$11.60		$9.65		$9.99		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.04		0.09		0.09		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	1.38		1.94		(0.25)		(0.01)
Total from Investment Operations	1.42		2.03		(0.16)		(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.08)		(0.09)		—
Net Realized Gain	(0.57)		—		(0.09)		—
Total Distributions	(0.64)		(0.08)		(0.18)		—
Net Asset Value, End of Period	$12.38		$11.60		$9.65		$9.99
Total Return++	12.43%		20.99%		(1.57)%		(0.10	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$248		$116		$96		$100
Ratio of Expenses to Average Net Assets (1)	1.55	%+^^	1.49	%+††	1.49	%+††	1.50	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.29	%+	0.83	%+††	0.92	%+††	(1.34	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01	%††	0.01	%††	N/A
Portfolio Turnover Rate	49%		40%		27%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.89%		9.14	%††	7.33	%+††	176.65	%††*
Net Investment Loss to Average Net Assets	(5.05)%		(6.82	)%††	(4.92	)%+††	(176.49	)%††*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

International Advantage Portfolio

	Class L
	Year Ended December 31,						Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$11.60		$9.65		$9.99		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02		0.04		0.04		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	1.34		1.93		(0.25)		(0.01)
Total from Investment Operations	1.36		1.97		(0.21)		(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.02)		(0.04)		—
Net Realized Gain	(0.57)		—		(0.09)		—
Total Distributions	(0.60)		(0.02)		(0.13)		—
Net Asset Value, End of Period	$12.36		$11.60		$9.65		$9.99
Total Return++	11.88%		20.43%		(2.09)%		(0.10	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$123		$116		$97		$100
Ratio of Expenses to Average Net Assets (1)	2.03	%+^^	1.99	%+††	1.99	%+††	2.00	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.18	%+	0.33	%+††	0.42	%+††	(1.84	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01	%††	0.01	%††	N/A
Portfolio Turnover Rate	49%		40%		27%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.43%		9.64	%††	7.83	%+††	177.15	%††*
Net Investment Loss to Average Net Assets	(5.22)%		(7.32	)%††	(5.42	)%+††	(176.99	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.00% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the International Advantage Portfolio. The Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve the investment objective by investing primarily in established companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World Ex-United States Index. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser")

determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

  Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or

13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$312	$—	$—	$312
Capital Markets	67	—	—	67
Commercial Services & Supplies	41	—	—	41
Diversified Consumer Services	164	—	—	164
Diversified Telecommunication Services	42	—	—	42
Electric Utilities	82	—	—	82
Food & Staples Retailing	83	—	—	83
Food Products	306	—	—	306
Hotels, Restaurants & Leisure	121	—	—	121
Household Products	96	—	—	96
Information Technology Services	232	—	—	232
Internet Software & Services	73	—	—	73
Marine	101	—	—	101
Media	82	—	—	82
Professional Services	104	—	—	104
Real Estate Management & Development	83	—	—	83
Road & Rail	214	—	—	214
Textiles, Apparel & Luxury Goods	432	—	—	432
Tobacco	87	—	—	87
Total Common Stocks	2,722	—	—	2,722
Participation Notes	—	152	—	152
Call Options Purchased	—	2	—	2
Short-Term Investment
Investment Company	59	—	—	59
Total Assets	$2,781	$154	$—	$2,935

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $1,598,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such a as security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$2†

†  Amounts are included in Investments in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(1)††

††  Amounts are included in Investments in the Statement of Operations.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

At December 31, 2013, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Options Purchased	$2	$—

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than 0) (000)
Royal Bank of Scotland	$2	$—	$—	$2

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	74,000

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses -distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement,

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares, 1.50% for Class A shares and 2.00% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% and 2.10% for Class A and Class L shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $26,000 of advisory fees were waived and approximately $123,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,459,000 and $1,387,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2013 (000)
$106	$1,162	$1,209	$—	@	$59

@ Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$38	123	$20	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on partnerships sold, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(1)	$1	—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$18	$73

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $2,478,000. The aggregate gross unrealized appreciation is approximately $550,000 and the aggregate gross unrealized depreciation is approximately $93,000 resulting in net unrealized appreciation of approximately $457,000.

I. Results of Special Shareholder Meeting (unaudited): On June 5, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
10,000	0	0

J. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Advantage Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013.

The Portfolio designated and paid approximately $123,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013)	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, New York 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIAANN
808920 Exp 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Insight Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
U.S. Privacy Policy	21
Director and Officer Information	24

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Insight Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

Global Insight Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Insight Portfolio Class I	$1,000.00	$1,234.70	$1,018.40	$7.60	$6.87	1.35%
Global Insight Portfolio Class A@	1,000.00	1,232.20	1,017.04	9.11	8.24	1.62
Global Insight Portfolio Class L	1,000.00	1,228.50	1,014.27	12.19	11.02	2.17

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

@  Effective September 9, 2013, Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

Global Insight Portfolio

The Global Insight Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 30.89%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (the "Index"), which returned 22.80% for the same period. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  Global equity performance in 2013 was driven by strong results in the developed world, which continued to benefit from accommodative monetary policy, along with signs of more sustainable economic progress in the U.S. and stabilization in the eurozone. By comparison, emerging market equities languished. Uncertainties about a slowdown in China's economy, the negative implications of the expected tapering of U.S. quantitative easing, and pockets of regional and country-specific political conflict were among the factors weighing on investor sentiment for the asset class.

•  The Portfolio's relative outperformance was driven by the consumer staples sector, where stock selection and an overweight were both beneficial. A cookie and cracker company based in Turkey was the top contributor in the sector.

•  Stock selection in the information technology sector boosted relative performance, although an underweight there slightly dampened results. A holding in a U.S. solar panel manufacturer was the most additive.

•  Relative gains from stock selection in the materials sector, led by a holding in a Greek cement producer, more than offset the modestly negative impact of an overweight.

•  An underweight in the health care sector was a drag on returns, although it was offset slightly by positive results from our stock selection in the sector.

•  Stock selection and an underweight in the industrials sector detracted from relative performance. Within the sector, a position in a Brazil-based logistics and freight company that serves the automotive industry hampered performance.

Management Strategies

•  We seek to invest primarily in established and cyclical franchise companies located throughout the world that we believe have strong name recognition, sustainable competitive advantages, and ample growth prospects, and are trading at an attractive discount to future cash flow generation capacity or asset value. We typically favor companies with the ability to generate attractive free cash flow yields. We utilize a bottom-up stock selection process, seeking attractive investments on an individual company basis. The companies we consider have market capitalizations within the range of companies included in the MSCI All Country World Index.

•  We continue to focus on assessing company prospects over a three- to five-year time horizon and on owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2011.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+ and L shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Global Insight Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1) and the Lipper Global Multi-Cap Value Funds Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	30.89%	—	—	29.91%
MSCI All Country World Index	22.80	—	—	20.01
Lipper Global Multi-Cap Value Funds Index	28.90	—	—	23.18
Portfolio — Class A+ Shares w/o sales charges(4)	30.52	—	—	29.59
Portfolio- Class A+ Shares with maximum 5.25% sales charges(4)	23.71	—	—	26.18
MSCI All Country World Index	22.80	—	—	20.01
Lipper Global Multi-Cap Value Funds Index	28.90	—	—	23.18
Portfolio — Class L Shares w/o sales charges(4)	29.82	—	—	28.90
MSCI All Country World Index	22.80	—	—	20.01
Lipper Global Multi-Cap Value Funds Index	28.90	—	—	23.18

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

+  Effective September 9, 2013, Class H shares were renamed Class A shares.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Value Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2011.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	31.2%
Hotels, Restaurants & Leisure	19.1
Metals & Mining	6.6
Beverages	6.1
Diversified Financial Services	5.8
Chemicals	5.6
Textiles, Apparel & Luxury Goods	5.3
Communications Equipment	5.2
Diversified Telecommunication Services	5.1
Construction Materials	5.0
Insurance	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.
5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

Global Insight Portfolio

	Shares	Value (000)
Common Stocks (93.6%)
Australia (3.5%)
DuluxGroup Ltd.	11,799	$56
Brazil (6.3%)
Cremer SA	4,284	28
JHSF Participacoes SA	20,009	36
Tegma Gestao Logistica	1,631	13
Vale SA (Preference)	1,674	23
		100
Canada (5.6%)
Big Rock Brewery, Inc.	1,108	18
Second Cup Ltd. (The)	9,262	43
Whistler Blackcomb Holdings, Inc.	1,763	28
		89
France (14.4%)
Christian Dior SA	441	83
Eurazeo SA	1,151	90
Societe BIC SA	251	31
Vivendi SA	1,025	27
		231
Germany (3.6%)
ThyssenKrupp AG (a)	2,355	57
Greece (4.9%)
Titan Cement Co., SA (a)	2,201	60
Titan Cement Co., SA (Preference) (a)	1,462	18
		78
Hong Kong (2.9%)
Shangri-La Asia Ltd.	24,000	47
Ireland (1.4%)
Mincon Group PLC (a)	17,505	23
Italy (5.4%)
Autogrill SpA (a)	2,925	25
Tamburi Investment Partners SpA	19,400	61
		86
Netherlands (8.6%)
Delta Lloyd N.V.	1,866	46
Koninklijke KPN N.V. (a)	15,957	52
Koninklijke Philips N.V.	1,097	40
		138
Portugal (0.4%)
CTT-Correios de Portugal SA (a)	862	7
Romania (0.8%)
Societatea Nationala de Gaze Naturale ROMGAZ SA GDR (a)(b)	1,165	12
Singapore (5.5%)
Mandarin Oriental International Ltd.	53,000	88
Spain (1.5%)
Baron de Ley (a)	303	25
Sweden (1.9%)
Byggmax Group AB	3,996	30
	Shares	Value (000)
Switzerland (2.1%)
Nestle SA (Registered)	457	$33
Turkey (1.0%)
Is Gayrimenkul Yatirim Ortakligi AS REIT	24,099	16
United States (23.8%)
BJ's Restaurants, Inc. (a)	1,028	32
Crimson Wine Group Ltd. (a)	3,340	30
Essent Group Ltd. (a)	1,961	47
Ignite Restaurant Group, Inc. (a)	2,602	33
Mosaic Co. (The)	657	31
Motorola Solutions, Inc.	1,197	81
News Corp., Class A (a)	1,745	31
Progressive Corp. (The)	1,145	31
Roundy's, Inc.	6,610	65
		381
Total Common Stocks (Cost $1,201)		1,497
Participation Note (1.3%)
China (1.3%)
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 3/4/21 (Cost $28)	1,000	21
	Face Amount (000)
Corporate Bond (1.5%)
United States (1.5%)
Molycorp, Inc. 5.50%, 2/1/18 (Cost $24)	$24	23
	Shares
Short-Term Investment (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $11)	11,431	11
Total Investments (97.1%) (Cost $1,264)		1,552
Other Assets in Excess of Liabilities (2.9%)		47
Net Assets (100.0%)		$1,599

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

GDR  Global Depositary Receipt.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Insight Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,253)	$1,541
Investment in Security of Affiliated Issuer, at Value (Cost $11)	11
Total Investments in Securities, at Value (Cost $1,264)	1,552
Foreign Currency, at Value (Cost $—@)	—	@
Due from Adviser	51
Interest Receivable	1
Dividends Receivable	1
Tax Reclaim Receivable	1
Receivable from Affiliate	—	@
Other Assets	10
Total Assets	1,616
Liabilities:
Payable for Professional Fees	7
Payable for Custodian Fees	6
Payable for Transfer Agent Fees	1
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Administration Fees	—	@
Payable for Shareholder Services Fees — Class A*	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	3
Total Liabilities	17
Net Assets	$1,599
Net Assets Consist Of:
Paid-in-Capital	$1,283
Distributions in Excess of Net Investment Income	(36)
Accumulated Net Realized Gain	64
Unrealized Appreciation (Depreciation) on:
Investments	288
Foreign Currency Translations	—	@
Net Assets	$1,599
CLASS I:
Net Assets	$1,397
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	104,130
Net Asset Value, Offering and Redemption Price Per Share	$13.42
CLASS A*:
Net Assets	$189
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	14,015
Net Asset Value, Redemption Price Per Share	$13.45
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.75
Maximum Offering Price Per Share	$14.20
CLASS L:
Net Assets	$13
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$13.39

@  Amount is less than $500.

*  Effective September 9, 2013, Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Insight Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $5 of Foreign Taxes Withheld)	$41
Interest from Securities of Unaffiliated Issuers	2
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	43
Expenses:
Professional Fees	85
Registration Fees	31
Custodian Fees (Note F)	21
Advisory Fees (Note B)	14
Shareholder Reporting Fees	11
Transfer Agency Fees (Note E)	7
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A* (Note E)	—	@
Transfer Agency Fees — Class L (Note E)	—	@
Pricing Fees	6
Administration Fees (Note C)	1
Directors' Fees and Expenses	1
Shareholder Services Fees — Class A* (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	—	@
Other Expenses	16
Total Expenses	194
Expenses Reimbursed by Adviser (Note B)	(160)
Waiver of Advisory Fees (Note B)	(14)
Reimbursement of Class Specific Expenses — Class I (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class L (Note B)	(—	@)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	20
Net Investment Income	23
Realized Gain (Loss):
Investments Sold	241
Foreign Currency Transactions	(1)
Net Realized Gain	240
Change in Unrealized Appreciation (Depreciation):
Investments	110
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	110
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	350
Net Increase in Net Assets Resulting from Operations	$373

@  Amount is less than $500.

*  Effective September 9, 2013, Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Insight Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$23	$24
Net Realized Gain	240	44
Net Change in Unrealized Appreciation (Depreciation)	110	172
Net Increase in Net Assets Resulting from Operations	373	240
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(40)	(—	@)
Net Realized Gain	(156)	(—	@)
Class A*:
Net Investment Income	(4)	(41)
Net Realized Gain	(21)	(39)
Class L:
Net Investment Income	(— @)	(—	@)
Net Realized Gain	(2)	(—	@)
Total Distributions	(223)	(80)
Capital Share Transactions:(1)
Class I:
Subscribed	1,100	—
Distributions Reinvested	194	—
Class A*:
Subscribed	9	100
Distributions Reinvested	23	79
Redeemed	(1,052)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	274	179
Total Increase in Net Assets	424	339
Net Assets:
Beginning of Period	1,175	836
End of Period (Including Distributions in Excess of Net Investment Income of $(36) and $(14))	$1,599	$1,175
(1)	Capital Share Transactions:
Class I:
Shares Subscribed	88	—
Shares Issued on Distributions Reinvested	15	—
Net Increase in Class I Shares Outstanding	103	—
Class A*:
Shares Subscribed	1	8
Shares Issued on Distributions Reinvested	2	7
Shares Redeemed	(85)	—
Net Increase (Decrease) in Class A* Shares Outstanding	(82)	15

@  Amount is less than $500.

*  Effective September 9, 2013, Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Insight Portfolio

	Class I
	Year Ended December 31,			Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2013	2012		December 31, 2011
Net Asset Value, Beginning of Period	$11.99	$10.07		$10.00
Income from Investment Operations:
Net Investment Income (Loss)†	0.30	0.31		(0.00	)‡
Net Realized and Unrealized Gain	3.32	2.53		0.07
Total from Investment Operations	3.62	2.84		0.07
Distributions from and/or in Excess of:
Net Investment Income	(0.45)	(0.49)		—
Net Realized Gain	(1.74)	(0.43)		—
Total Distributions	(2.19)	(0.92)		—
Net Asset Value, End of Period	$13.42	$11.99		$10.07
Total Return++	30.89%	28.31%		0.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,397	$12		$10
Ratio of Expenses to Average Net Assets (1)	1.35%+	1.35	%+††	1.35	%+††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.17%+	2.74	%+††	(1.27	)%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§††	N/A
Portfolio Turnover Rate	59%	41%		0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	14.22%	16.10	%††	381.10	%††*
Net Investment Loss to Average Net Assets	(10.70)%	(12.01	)%††	(381.02	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Insight Portfolio

	Class A@
	Year Ended December 31,				Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2013		2012		December 31, 2011
Net Asset Value, Beginning of Period	$11.99		$10.07		$10.00
Income from Investment Operations:
Net Investment Income (Loss)† 0.01	0.28		(0.00)		‡
Net Realized and Unrealized Gain	3.56		2.53		0.07
Total from Investment Operations	3.57		2.81		0.07
Distributions from and/or in Excess of:
Net Investment Income	(0.37)		(0.46)		—
Net Realized Gain	(1.74)		(0.43)		—
Total Distributions	(2.11)		(0.89)		—
Net Asset Value, End of Period	$13.45		$11.99		$10.07
Total Return++	30.52%		28.04%		0.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$189		$1,151		$816
Ratio of Expenses to Average Net Assets (1)	1.60	%+^^	1.60	%+††	1.60	%+††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.07	%+	2.49	%+††	(1.52	)%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%§††	N/A
Portfolio Turnover Rate	59%		41%		0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	13.62%		16.35	%††	381.35	%††*
Net Investment Loss to Average Net Assets	(11.95)%		(12.26	)%††	(381.27	)%††*

@  Effective September 9, 2013, Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.60% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Insight Portfolio

	Class L
	Year Ended December 31,				Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2013		2012		December 31, 2011
Net Asset Value, Beginning of Period	$11.98		$10.07		$10.00
Income from Investment Operations:
Net Investment Income (Loss)† 0.12	0.23		(0.00)		‡
Net Realized and Unrealized Gain	3.37		2.51		0.07
Total from Investment Operations	3.49		2.74		0.07
Distributions from and/or in Excess of:
Net Investment Income	(0.34)		(0.40)		—
Net Realized Gain	(1.74)		(0.43)		—
Total Distributions	(2.08)		(0.83)		—
Net Asset Value, End of Period	$13.39		$11.98		$10.07
Total Return++	29.82%		27.36%		0.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13		$12		$10
Ratio of Expenses to Average Net Assets (1)	2.13	%+^^	2.10	%+††	2.10	%+††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.93	%+	1.99	%+††	(2.01	)%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§††	N/A
Portfolio Turnover Rate	59%		41%		0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	17.73%		16.85	%††	381.85	%††*
Net Investment Loss to Average Net Assets	(14.67)%		(12.76	)%††	(381.76	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Insight Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and cyclical franchise companies located throughout the world with market capitalizations within the range of companies included in the MSCI All Country World Index. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may

13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$7	$—	$—	$7
Beverages	73	—	—	73
Capital Markets	61	—	—	61
Chemicals	87	—	—	87
Commercial Services & Supplies	31	—	—	31
Communications Equipment	81	—	—	81
Construction Materials	78	—	—	78
Diversified Financial Services	90	—	—	90
Diversified Telecommunication Services	79	—	—	79
Food & Staples Retailing	65	—	—	65
Food Products	33	—	—	33
Health Care Equipment & Supplies	28	—	—	28
Hotels, Restaurants & Leisure	296	—	—	296
Industrial Conglomerates	40	—	—	40
Insurance	77	—	—	77
Machinery	23	—	—	23
Media	31	—	—	31
Metals & Mining	80	—	—	80
Oil, Gas & Consumable Fuels	—	12	—	12
Real Estate Investment Trusts (REITs)	16	—	—	16

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Real Estate Management & Development	$36	$—	$—	$36
Road & Rail	13	—	—	13
Specialty Retail	30	—	—	30
Textiles, Apparel & Luxury Goods	83	—	—	83
Thrifts & Mortgage Finance	47	—	—	47
Total Common Stocks	1,485	12	—	1,497
Participation Note	—	21	—	21
Corporate Bond	—	23	—	23
Short-Term Investment — Investment Company	11	—	—	11
Total Assets	$1,496	$56	$—	$1,552

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $663,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
1.00%	0.95%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35% for Class I shares, 1.60% for Class A shares and 2.10% for Class L shares. Effective September 16, 2013, the Adviser has agreed to to limit the ratio of the expenses to average net assets to the maximum ratio of 1.70% and 2.20% for Class A and Class L shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $14,000 of advisory fees were waived and approximately $160,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $873,000 and $780,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2013 (000)
$73	$674	$736	$—	@	$11

@ Amount is less than $500.

From January 1, 2013 to June 30, 2013, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the year ended December 31, 2013, the Portfolio incurred less than $500 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Distributor and Administrator under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly,

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the three-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$91	$132	$82	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in-Capital (000)
$(1)	$1	$	(—	@)

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$25	$43

At December 31, 2013, the aggregate cost for Federal income tax purposes is $1,303,000. The aggregate gross unrealized appreciation is $315,000 and the aggregate gross unrealized depreciation is $66,000 resulting in net unrealized appreciation of $249,000.

@ Amount is less than $500.

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 12% and 89% for Class I and Class A shares, respectively.

J. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Insight Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Insight Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Insight Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2013. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $41,000 as taxable at this lower rate.

The Portfolio designated and paid $132,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street NE Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JPMorgan Fund Complex.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds(December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

28

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGIANN
809496 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Real Estate Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
U.S. Privacy Policy	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Real Estate Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

International Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
International Real Estate Portfolio Class I	$1,000.00	$1,063.50	$1,020.16	$5.20	*	$5.09	*	1.00%
International Real Estate Portfolio Class A@	1,000.00	1,061.70	1,018.65	6.76	*	6.61	*	1.30
International Real Estate Portfolio Class H	1,000.00	1,061.70	1,018.65	6.76	*	6.61	*	1.30
International Real Estate Portfolio Class L	1,000.00	1,058.90	1,015.98	9.50	*	9.30	*	1.83
International Real Estate Portfolio Class IS	1,000.00	1,016.80	1,011.81	2.87	**	2.86	**	0.97

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 107/365 (to reflect the actual days in the period).

***  Annualized.

@  Effective September 9, 2013, Class P shares were renamed Class A shares.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

International Real Estate Portfolio

The International Real Estate Portfolio seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world (excluding the United States and Canada).

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value (NAV) and reinvestment of distributions per share of 5.56%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index (the "Index"), which returned 7.45%, and underperformed the MSCI EAFE Index, which returned 22.78%.

Factors Affecting Performance

•  The international real estate securities market gained 7.45% during the 12-month period ending December 31, 2013, as measured by the Index. Europe outperformed the international average and Asia underperformed the international average.

•  During the year, real estate share prices appeared to have been influenced by transactional evidence in the private real estate markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns as well as investors' search for yield. Share prices also appeared to be impacted by concerns over higher interest rates and U.S. Federal Reserve quantitative easing (QE) tapering, which was announced in December; the growth trajectory in China; and improved economic prospects and sentiment in Europe.

•  Performance within the Asian and European regional portfolios contributed to relative performance. Top down global allocation was neutral. In Asia, the Portfolio benefited from stock selection in Japan and the underweight to Singapore and Australia; this was partially offset by the overweight to and stock selection within Hong Kong, and the underweight to Japan, which detracted. In Europe, the Portfolio benefited from stock selection within and the underweight to Germany, and the overweight to and stock selection in the U.K; this was partially offset by the negative impact of stock selection in Sweden.

Management Strategies

•  The Portfolio is comprised of two regional portfolios with a global allocation which weights the European and Asian regions relative to the Index based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, both of the regional portfolios reflect our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while striving to maintain portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2013, the Portfolio was overweight the Asian listed property sector and underweight the European listed property sector.

•  The overweight to the Asian region was predominated by the real estate operating companies (REOCs) in Hong Kong and Japan. We continue to believe that the Hong Kong REOCs offer highly attractive value, as there is the widest discrepancy both between private and public valuations, and relative to other public listed property markets. The discounted valuations are further accentuated as the Hong Kong REOCs maintain very modest leverage levels. Sentiment continues to be a significant driver of share price movements and investor sentiment remained negative due to macro and interest rate concerns and the continued uncertainty from residential tightening measures. While we believe that there is some risk to asset values, which are above peak levels, there is no evidence to date for commercial assets. Despite trading at premiums, the Japan REOCs continue to offer attractive value versus the Japanese real estate investment trusts (J-REITs). There is continued favorable sentiment toward the J-REOCs due to aggressive QE measures by the Bank of Japan (BOJ), with property values viewed as a potential key beneficiary of such action. It is notable that current Japan REOC NAVs reflect modest cap rate improvements (awaiting transactional evidence of further cap rate compression) and are based on cash flows and valuations that are near cyclical lows. There are

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

expectations for significant upside to asset values from depressed levels due to BOJ actions to spur asset inflation. As a result, within Japan, we remain overweight the Japan REOCs and underweight the J-REITs. The Portfolio was underweight Singapore on relative valuation.

•  In Europe, property stocks in the U.K. and on the Continent ended the year trading at a modest premium to NAVs. In the U.K. there are prospects for NAV improvements going forward, whereas on the Continent there is potential downside risk to asset values due to a weak economy and the lack of a downward adjustment to asset values during the recession. Prime assets in London are attracting significant foreign investment demand and there is continued strength in operating fundamentals. The strength of investment demand is also spreading beyond London. Moreover, the U.K. companies have more defensive balance sheets with less refinancing risk, lower leverage ratios and longer average debt maturities than companies on the Continent. Finally, the U.K. continues to have a better macroeconomic outlook than the eurozone. As a result, we believe the valuations for the U.K. companies are more attractive relative to the prevailing valuations on the Continent, and within Europe we remain overweight the U.K.

•  Western markets (and Japan) continue to recover from significant declines in rents and occupancies. The outlook is for a continued recovery in operating fundamentals as economic growth improves and supply remains largely subdued. In Europe, there are easing concerns regarding economic weakness and London continues to show strength. Key Asian markets (Hong Kong and Singapore) feature low vacancy levels and landlords are experiencing increased rents on tenant expirations.

•  We continue to maintain a strong conviction to our long-term, value-oriented, bottom-up stock selection driven investment strategy, which is focused on investing in publicly traded real estate securities that offer exposure to the direct property markets at the best value relative to underlying real estate values and NAV growth prospects.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+, H, L and IS shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

Performance Compared to the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index(1) and the Morgan Stanley Capital International (MSCI) EAFE Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	5.56%	14.34%	7.92%	8.77%
FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index	7.45	15.13	9.04	6.56
MSCI EAFE Index	22.78	12.44	6.91	4.81
Portfolio — Class A+ Shares w/o sales charges(4)	5.28	14.03	7.65	8.50
Portfolio — Class A+ Shares with maximum 5.25% sales charges(4)	-0.27	12.80	7.07	8.14
FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index	7.45	15.13	9.04	6.56
MSCI EAFE Index	22.78	12.44	6.91	4.81
Portfolio — Class H Shares w/o sales charges(5)	5.27	—	—	15.87
Portfolio — Class H Shares with maximum 4.75% sales charges(5)	0.29	—	—	12.58
FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index	7.45	—	—	16.61
MSCI EAFE Index	22.78	—	—	18.06
Portfolio — Class L Shares w/o sales charges(5)	4.73	—	—	15.30
FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index	7.45	—	—	16.61
MSCI EAFE Index	22.78	—	—	18.06
Portfolio — Class IS Shares w/o sales charges(6)	—	—	—	1.68
FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index	—	—	—	2.80
MSCI EAFE Index	—	—	—	7.78

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in the European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 2/18/05 (gross returns used prior to 2/18/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on October 1, 1997.

(5)  Commenced offering on April 27, 2012.

(6)  Commenced offering on September 13, 2013.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	55.6%
Retail	22.2
Office	13.1
Other*	9.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

International Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.7%)
Australia (13.3%)
CFS Retail Property Trust Group REIT	294,656	$512
Commonwealth Property Office Fund REIT	693,606	771
Dexus Property Group REIT	1,080,456	970
Federation Centres Ltd. REIT	471,806	986
Goodman Group REIT	528,254	2,231
GPT Group REIT	528,664	1,605
Investa Office Fund REIT	50,992	142
Mirvac Group REIT	899,275	1,349
Stockland REIT	472,274	1,522
Westfield Group REIT	597,381	5,382
Westfield Retail Trust REIT	856,282	2,271
		17,741
Austria (0.3%)
Atrium European Real Estate Ltd. (a)	70,343	405
Belgium (0.1%)
Cofinimmo REIT	1,082	134
China (2.2%)
Agile Property Holdings Ltd. (b)	174,000	186
China Overseas Land & Investment Ltd. (b)	114,000	320
China Resources Land Ltd. (b)	563,000	1,395
Country Garden Holdings Co., Ltd. (b)	765,145	462
Guangzhou R&F Properties Co., Ltd. H Shares (b)	132,400	194
Longfor Properties Co., Ltd. (b)	70,500	99
Shimao Property Holdings Ltd. (b)	106,000	244
		2,900
Finland (0.4%)
Sponda Oyj	102,197	481
France (6.8%)
Altarea REIT	641	113
Fonciere Des Regions REIT	8,309	717
Gecina SA REIT	3,417	451
ICADE REIT	11,301	1,052
Klepierre REIT	13,546	628
Mercialys SA REIT	27,301	573
Unibail-Rodamco SE REIT	21,860	5,601
		9,135
Germany (2.4%)
Alstria Office AG REIT (a)	20,937	264
Deutsche Annington Immobilien SE (a)	13,055	323
Deutsche Euroshop AG	10,354	453
Deutsche Wohnen AG	29,588	571
Deutsche Wohnen AG (a)	8,626	160
LEG Immobilien AG (a)	21,441	1,267
Prime Office AG REIT (a)	49,322	210
		3,248
Hong Kong (22.1%)
Hang Lung Properties Ltd.	248,000	784
Henderson Land Development Co., Ltd.	156,271	892
Hongkong Land Holdings Ltd.	697,000	4,112
	Shares	Value (000)
Hysan Development Co., Ltd.	564,836	$2,433
Kerry Properties Ltd.	296,771	1,029
Link REIT (The)	752,895	3,651
New World Development Co., Ltd.	1,391,672	1,757
Sino Land Co., Ltd.	628,224	859
Sun Hung Kai Properties Ltd.	765,703	9,712
Swire Properties Ltd.	389,100	983
Wharf Holdings Ltd.	427,117	3,266
		29,478
Italy (0.3%)
Beni Stabili SpA REIT	624,506	421
Japan (27.5%)
Activia Properties, Inc. REIT	90	708
Hulic Co., Ltd.	57,100	843
Japan Real Estate Investment Corp. REIT	352	1,885
Japan Retail Fund Investment Corp. REIT	463	942
Mitsubishi Estate Co., Ltd.	349,000	10,422
Mitsui Fudosan Co., Ltd.	258,000	9,273
Nippon Building Fund, Inc. REIT	346	2,011
Nippon Prologis, Inc. REIT	97	927
Nomura Real Estate Holdings, Inc.	7,900	178
NTT Urban Development Corp.	3,600	41
Sumitomo Realty & Development Co., Ltd.	160,000	7,946
Tokyo Tatemono Co., Ltd.	84,000	932
United Urban Investment Corp. REIT	380	546
		36,654
Malta (0.0%)
BGP Holdings PLC (a)(c)(d)	4,769,371	—
Netherlands (1.4%)
Corio N.V. REIT	17,741	795
Eurocommercial Properties N.V. CVA REIT	12,921	548
Vastned Retail N.V. REIT	3,243	147
Wereldhave N.V. REIT	5,591	440
		1,930
Norway (0.3%)
Norwegian Property ASA	382,713	459
Singapore (5.9%)
Ascendas Real Estate Investment Trust REIT	310,000	540
CapitaCommercial Trust REIT	371,000	426
CapitaLand Ltd.	638,000	1,532
CapitaMall Trust REIT	487,000	735
CapitaMalls Asia Ltd.	218,000	339
City Developments Ltd.	91,000	692
Global Logistic Properties Ltd.	471,000	1,079
Keppel REIT	511,000	480
Mapletree Commercial Trust REIT	165,440	156
SPH REIT (a)	784,000	609
Suntec REIT	392,000	478
UOL Group Ltd.	170,000	834
		7,900

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

International Real Estate Portfolio

	Shares	Value (000)
Sweden (1.4%)
Atrium Ljungberg AB, Class B	25,949	$355
Castellum AB	23,017	358
Fabege AB	10,861	130
Hufvudstaden AB, Class A	80,929	1,084
		1,927
Switzerland (1.9%)
Mobimo Holding AG (Registered) (a)	1,080	225
PSP Swiss Property AG (Registered) (a)	20,202	1,710
Swiss Prime Site AG (Registered) (a)	7,622	590
		2,525
United Kingdom (12.4%)
British Land Co., PLC REIT	305,609	3,183
Capital & Counties Properties PLC	87,910	479
Capital & Regional PLC	527,991	385
Derwent London PLC REIT	25,163	1,039
Grainger PLC	107,099	361
Great Portland Estates PLC REIT	82,248	816
Hammerson PLC REIT	263,647	2,192
Intu Properties PLC REIT	196,318	1,007
Land Securities Group PLC REIT	213,148	3,401
LXB Retail Properties PLC (a)	444,872	942
Quintain Estates & Development PLC (a)	232,389	364
Safestore Holdings PLC REIT	316,537	844
Segro PLC REIT	75,338	417
Shaftesbury PLC REIT	49,406	513
ST Modwen Properties PLC	28,617	174
Unite Group PLC	61,024	407
		16,524
Total Common Stocks (Cost $167,744)		131,862
Short-Term Investment (1.3%)
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $1,717)	1,717,352	1,717
Total Investments (100.0%) (Cost $169,461)		133,579
Liabilities in Excess of Other Assets (0.0%) (e)		(31)
Net Assets (100.0%)		$133,548

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  At December 31, 2013, the Portfolio held a fair valued securitiy valued at $0, representing 0.0% of net assets. This securitiy has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Security has been deemed illiquid at December 31, 2013.

(e)  Amount is less than 0.05%.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

International Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $167,744)	$131,862
Investment in Security of Affiliated Issuer, at Value (Cost $1,717)	1,717
Total Investments in Securities, at Value (Cost $169,461)	133,579
Foreign Currency, at Value (Cost $58)	59
Dividends Receivable	246
Receivable for Investments Sold	146
Tax Reclaim Receivable	39
Receivable for Portfolio Shares Sold	8
Receivable from Affiliate	—	@
Other Assets	8
Total Assets	134,085
Liabilities:
Payable for Advisory Fees	173
Payable for Investments Purchased	148
Payable for Portfolio Shares Redeemed	118
Payable for Sub Transfer Agency Fees	25
Payable for Sub Transfer Agency Fees — Class I	12
Payable for Sub Transfer Agency Fees — Class A*	2
Payable for Custodian Fees	23
Payable for Administration Fees	9
Payable for Professional Fees	8
Payable for Transfer Agent Fees	—	@
Payable for Transfer Agent Fees — Class I	1
Payable for Transfer Agent Fees — Class A*	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Transfer Agent Fees — Class IS	—	@
Payable for Directors' Fees and Expenses	1
Payable for Shareholder Services Fees — Class A*	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	16
Total Liabilities	537
Net Assets	$133,548
Net Assets Consist Of:
Paid-in-Capital	$746,055
Distributions in Excess of Net Investment Income	(99)
Accumulated Net Realized Loss	(576,529)
Unrealized Appreciation (Depreciation) on:
Investments	(35,882)
Foreign Currency Translations	3
Net Assets	$133,548

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

International Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2013 (000)
CLASS I:
Net Assets	$130,023
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	6,505,353
Net Asset Value, Offering and Redemption Price Per Share	$19.99
CLASS A*:
Net Assets	$3,331
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	166,713
Net Asset Value, Redemption Price Per Share	$19.98
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$1.11
Maximum Offering Price Per Share	$21.09
CLASS H:
Net Assets	$111
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	5,583
Net Asset Value, Redemption Price Per Share	$19.95
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.99
Maximum Offering Price Per Share	$20.94
CLASS L:
Net Assets	$73
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	3,655
Net Asset Value, Offering and Redemption Price Per Share	$19.86
CLASS IS:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	501
Net Asset Value, Offering and Redemption Price Per Share	$19.99

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

@  Amount is less than $500.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

International Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $270 of Foreign Taxes Withheld)	$4,048
Interest from Securities of Unaffiliated Issuers	8
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	4,057
Expenses:
Advisory Fees (Note B)	1,084
Custodian Fees (Note F)	133
Professional Fees	110
Administration Fees (Note C)	108
Sub Transfer Agency Fees	52
Sub Transfer Agency Fees — Class I	15
Sub Transfer Agency Fees — Class A*	2
Sub Transfer Agency Fees — Class H	— @
Registration Fees	66
Shareholder Reporting Fees	46
Transfer Agency Fees (Note E)	15
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A* (Note E)	1
Transfer Agency Fees — Class H (Note E)	— @
Transfer Agency Fees — Class L (Note E)	— @
Pricing Fees	11
Shareholder Services Fees — Class A* (Note D)	10
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Directors' Fees and Expenses	4
Other Expenses	21
Total Expenses	1,679
Waiver of Advisory Fees (Note B)	(307)
Reimbursement of Class Specific Expenses — Class I (Note B)	(5)
Reimbursement of Class Specific Expenses — Class A* (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(— @)
Rebate from Morgan Stanley Affiliate (Note G)	(3)
Net Expenses	1,363
Net Investment Income	2,694
Realized Loss:
Investments Sold	(15,747)
Foreign Currency Transactions	(55)
Net Realized Loss	(15,802)
Change in Unrealized Appreciation (Depreciation):
Investments	20,479
Foreign Currency Translations	(1)
Net Change in Unrealized Appreciation (Depreciation)	20,478
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	4,676
Net Increase in Net Assets Resulting from Operations	$7,370

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

International Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,694	$4,386
Net Realized Loss	(15,802)	(75,581)
Net Change in Unrealized Appreciation (Depreciation)	20,478	137,155
Net Increase in Net Assets Resulting from Operations	7,370	65,960
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(7,544)	(7,180)
Class A*:
Net Investment Income	(208)	(163)
Class H:
Net Investment Income	(6)	(— @)
Class L:
Net Investment Income	(1)	(— @)
Class IS:
Net Investment Income	(— @)	—
Total Distributions	(7,759)	(7,343)
Capital Share Transactions:(1)
Class I:
Subscribed	28,835	25,115
Distributions Reinvested	3,974	4,054
Redeemed	(40,869)	(155,915)
Class A*:
Subscribed	1,626	437
Distributions Reinvested	184	140
Redeemed	(2,856)	(719)
Class H:
Subscribed	97	11 **
Distributions Reinvested	6	— @**
Redeemed	(1)	—
Class L:
Subscribed	62	10 **
Distributions Reinvested	1	—
Class IS:
Subscribed	10 ***	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(8,931)	(126,867)
Redemption Fees	22	1
Total Decrease in Net Assets	(9,298)	(68,249)
Net Assets:
Beginning of Period	142,846	211,095
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(99) and $3,726)	$133,548	$142,846

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

International Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,416		1,437
Shares Issued on Distributions Reinvested	206		233
Shares Redeemed	(1,982)		(8,974)
Net Decrease in Class I Shares Outstanding	(360)		(7,304)
Class A*:
Shares Subscribed	78		23
Shares Issued on Distributions Reinvested	10		8
Shares Redeemed	(141)		(43)
Net Decrease in Class A Shares Outstanding	(53)		(12)
Class H:
Shares Subscribed	5		1	**
Shares Issued on Distributions Reinvested	—	@@	—	@@**
Shares Redeemed	—	@@	—
Net Increase in Class H Shares Outstanding	5		1	**
Class L:
Shares Subscribed	3		1	**
Shares Issued on Distributions Reinvested	—	@@	—
Net Increase in Class L Shares Outstanding	3		1	**
Class IS:
Shares Subscribed	1	***	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period April 30, 2012 through December 31, 2012.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

International Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012	2011		2010		2009
Net Asset Value, Beginning of Period	$20.16		$14.66	$18.85		$17.80		$12.59
Income (Loss) from Investment Operations:
Net Investment Income†	0.41		0.44	0.39		0.69		0.44
Net Realized and Unrealized Gain (Loss)	0.65		5.89	(4.04)		0.98		5.40
Total from Investment Operations	1.06		6.33	(3.65)		1.67		5.84
Distributions from and/or in Excess of:
Net Investment Income	(1.23)		(0.83)	(0.54)		(0.62)		(0.63)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$19.99		$20.16	$14.66		$18.85		$17.80
Total Return++	5.56%		44.05%	(19.92)%		9.51%		46.54%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$130,023		$138,390	$207,695		$397,514		$463,649
Ratio of Expenses to Average Net Assets (1)	1.00	%+	1.00%+	1.00	%+††	0.98	%+††	0.93	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A		0.98	%+††	0.93	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.00	%+	2.54%+	2.17	%+††	3.97	%+††	3.04	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	40%		31%	18%		64%		56%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.23	%+	1.12%	N/A		N/A		N/A
Net Investment Income to Average Net Assets	1.76	%+	2.42%	N/A		N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

International Real Estate Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012	2011		2010		2009
Net Asset Value, Beginning of Period	$20.14		$14.65	$18.83		$17.77		$12.58
Income (Loss) from Investment Operations:
Net Investment Income†	0.35		0.39	0.34		0.64		0.39
Net Realized and Unrealized Gain (Loss)	0.66		5.89	(4.04)		0.98		5.39
Total from Investment Operations	1.01		6.28	(3.70)		1.62		5.78
Distributions from and/or in Excess of:
Net Investment Income	(1.17)		(0.79)	(0.48)		(0.56)		(0.59)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$19.98		$20.14	$14.65		$18.83		$17.77
Total Return++	5.28%		43.71%	(20.16)%		9.26%		46.08%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,331		$4,431	$3,400		$5,547		$8,429
Ratio of Expenses to Average Net Assets (1)	1.27	%+^	1.25%+	1.25	%+††	1.23	%+††	1.18	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A		1.23	%+††	1.18	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.72	%+	2.23%+	1.92	%+††	3.72	%+††	2.74	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	40%		31%	18%		64%		56%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.53	%+	1.38%	N/A		N/A		N/A
Net Investment Income to Average Net Assets	1.47	%+	2.10%	N/A		N/A		N/A

@  Effective September 9, 2013, Class P shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

International Real Estate Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$20.13		$17.31
Income from Investment Operations:
Net Investment Income†	0.37		0.22
Net Realized and Unrealized Gain	0.63		3.40
Total from Investment Operations	1.00		3.62
Distributions from and/or in Excess of:
Net Investment Income	(1.18)		(0.80)
Net Asset Value, End of Period	$19.95		$20.13
Total Return++	5.27%		21.66	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$111		$13
Ratio of Expenses to Average Net Assets (1)	1.28	%+^^	1.25	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.83	%+	1.85	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§*
Portfolio Turnover Rate	40%		31	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.92	%+	1.43	%*
Net Investment Income to Average Net Assets	1.20	%+	1.67	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class H shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class H shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

International Real Estate Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$20.13		$17.31
Income from Investment Operations:
Net Investment Income†	0.22		0.16
Net Realized and Unrealized Gain	0.68		3.40
Total from Investment Operations	0.90		3.56
Distributions from and/or in Excess of:
Net Investment Income	(1.17)		(0.74)
Net Asset Value, End of Period	$19.86		$20.13
Total Return++	4.73%		21.28	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$73		$12
Ratio of Expenses to Average Net Assets (1)	1.81	%+^^	1.75	%*+
Ratio of Net Investment Income to Average Net Assets (1)	1.08	%+	1.37	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§*
Portfolio Turnover Rate	40%		31	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.44	%+	1.93	%*
Net Investment Income (Loss) to Average Net Assets	(0.55	)%+	1.19	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

International Real Estate Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$19.97
Income from Investment Operations:
Net Investment Income†	0.11
Net Realized and Unrealized Gain	0.22
Total from Investment Operations	0.33
Distributions from and/or in Excess of:
Net Investment Income	(0.31)
Net Asset Value, End of Period	$19.99
Total Return++	1.68	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	0.97	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	1.76	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	6.46	%*
Net Investment Loss to Average Net Assets	(3.73	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.97% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the International Real Estate Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek a combination of current income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world (excluding the United States and Canada). The Portfolio offers five classes of shares — Class I, Class A, Class H, Class L and Class IS.

Effective August 16, 2013, Class H shares were closed to all future investments. Effective September 9, 2013, Class P shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions,

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$74,322	$—	$—	†	$74,322
Industrial	5,194	—	—		5,194
Office	17,523	—	—		17,523
Residential	4,397	—	—		4,397
Retail	29,582	—	—		29,582
Self Storage	844	—	—		844
Total Common Stocks	131,862	—	—	†	131,862
Short-Term Investment Investment Company	1,717	—	—		1,717
Total Assets	$133,579	$—	$—	†	$133,579

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $124,429,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation/depreciation from investment still held as of December 31, 2013	$—

†  Includes one security which is valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class H shares, Class L shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.80% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.25% for Class A shares, 1.25% for Class H shares and 1.75% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35%, 1.35%, 1.85% and 0.97% for Class A, Class H, Class L and Class IS shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $307,000 of advisory fees were waived and approximately $6,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $54,051,000 and $69,310,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $3,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$50	$38,585	$36,918	$1	$1,717

During the year ended December 31, 2013, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

From January 1, 2013 to June 30, 2013, the Portfolio incurred approximately $5,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2013 and 2012 was as follows:

2013		2012
Distributions Paid From:		Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$7,760	—	$7,343	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$1,240	$(1,240)	—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$677	—

At December 31, 2013, the aggregate cost for federal income tax purposes is $172,144,000. The aggregate gross unrealized appreciation is $8,444,000 and the aggregate gross unrealized depreciation is $47,009,000 resulting in net unrealized depreciation of $38,565,000.

At December 31, 2013, the Portfolio had available unused short-term capital losses of $1,896,000 and long-term capital losses of $189,421,000 that do not have an expiration date.

In addition, at December 31, 2013, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration
$98,798	December 31, 2016
$217,627	December 31, 2017
$66,872	December 31, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,328,000.

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 75% and 84%, for Class I and Class L shares, respectively.

J. Results of Special Shareholder Meeting (unaudited): On June 5, 2013 as adjourned to June 24, 2013, July 17, 2013, July 24, 2013 and July 26, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The Portfolio did not achieve quorum and the proposal did not pass.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

K. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for the taxable year ended December 31, 2013.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $356,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $224,000, and has derived net income from sources within foreign countries amounting to approximately $4,091,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013)	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, New York 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014) formerly Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square 049481 Singapore

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIREANN
809929 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Active International Allocation Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	35
Federal Tax Notice	36
U.S. Privacy Policy	37
Director and Officer Information	40

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Active International Allocation Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

Active International Allocation Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Active International Allocation Portfolio Class I	$1,000.00	$1,171.60	$1,020.77	$4.82	$4.48	0.88%
Active International Allocation Portfolio Class A@	1,000.00	1,170.10	1,019.06	6.67	6.21	1.22
Active International Allocation Portfolio Class L	1,000.00	1,167.00	1,016.69	9.23	8.59	1.69

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

Active International Allocation Portfolio

The Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, Morgan Stanley Investment Management, Inc., in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 21.38%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"), which returned 22.78%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  With the exception of the sell-off induced by the U.S. Federal Reserve's (Fed) "taper talk" — that it would likely begin slowing the pace of its asset purchases known as quantitative easing (QE) — in mid-year, 2013 was a strong year for global equities. International markets, as measured by the Index, gained 22.78% for the one-year period. Regional returns for the 12 months were as follows: U.S. 32%, Japan 27%, Europe 25%, Pacific ex-Japan 6%, and emerging markets -3% (based on their respective MSCI Indexes). The range of sector returns were wider and led by telecommunications, 46%, with materials, 3%, the weakest performer†.

•  For the Portfolio, the main detractors from performance were an underweight allocation to the eurozone in the third quarter, an underweight allocation to telecommunications and exposure to financials, particularly European banks. The Portfolio's emerging markets exposure in the first half of the year also dampened performance.

•  Positive contributors to relative performance during the period included an underweight allocation to Pacific ex Japan, particularly Australia, and an exposure to Japan. Relative gains were also led by an underweight to energy, overweight to technology and underweight to European materials.

•  The Portfolio utilizes stock index futures as an additional vehicle to implement the portfolio manager's macro investment decisions. For 2013, macro investment decisions made with the use of stock index futures resulted in a realized gain for the Portfolio.

Management Strategies

•  As 2014 begins — markets have been a little volatile — as investors take stock of their returns in 2013 — and peer into the new year with some new hopes and some old worries. In spite of the relatively good equity year, concerns over secular stagnation abound due to record levels of global debt, anemic global job and wage growth, a sense of government impotence, whiffs of deflation in Europe and stagflation in the emerging markets. These long-term concerns are real, but we do not believe they will overwhelm the nascent recovery. The steadfast bears point to incredibly low money velocity, stagnant/falling inflation, and flagging bank credit as proof that the recovery will not be self-sustaining. However, the Fed implemented QE in the first place precisely to offset the tight credit channels of the damaged financial system. By now much corporate (and household) deleveraging has occurred, so it is possible that the pockets of inflation evident in services may broaden, business obstacles due to economic and regulatory uncertainty may diminish, and a virtuous, self-sustaining cycle of demand, more investment, rising housing, higher wages/jobs could begin. If this is the case, the Fed will correctly continue to taper, stocks and bond yields can rise gradually together — and the U.S. locomotive could help pull Europe out of its slump — and provide a base from which global trade can improve. Later in the year, we hope results from the push for growth in Japan, the bank asset quality review in Europe, and the roll out of reforms in some emerging markts will help deepen the global recovery as well as bolster investor confidence.

•  European equity and bond market returns ended sharply positive in the latter half of 2013. As well, all of the national economies in MSCI Europe Index are projected to move into positive economic and earnings territory in 2014 according to consensus view. While we do not forecast a re-escalation in the euro crisis in 2014 — Europe is vulnerable to renewed market tensions if growth disappoints or if the May European Union (EU) parliament elections unearth too many political fissures. Europe is under huge pressure to push through unpopular pension, labor market, and

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

trade/regulatory reforms in order to raise trend growth and to cap sovereign debt levels. Spain has made good headway but the task is not complete. Italy and France dragged their feet. In Germany, the new coalition government rolled back some labor and pension reforms. Hopefully, the New Year's call by French Prime Minister Francois Hollande for less governmental red tape and lower taxes in return for more corporate jobs is the harbinger of a new realism. Of all of the global central banks, the European Central Bank (ECB) has been, in large part due to its unclear mandate, the least accommodative to this economic rebalance/transition. The ECB's balance sheet is down 26% since mid-2012†† and as 2014 begins, the euro currency is near its all-time high. Therefore, risks of secular stagnation seem highest to us in Europe and its economic progress in 2014 needs to be watched closely. That said, if all works out, Europe could be the year's outperformer. It is the cheapest of the major regions, on the cusp of economic recovery, potentially able and willing to pursue a fair amount of self-help policy on a macro and micro level.

•  Turning to Japan, important steps to pull the economy out of 15 years of deflation and stagnation occurred in 2013. Very aggressive monetary policy succeeded in weakening the yen to pre-Lehman levels, corporate earnings doubled, the stock market rose 55% in local terms (as represented by the MSCI Japan Index), core inflation moved decidedly into positive territory, bond credit spreads tightened, and importantly, Japanese government bonds did NOT sell off. In 2014, some of the heavy lifting must be done on Prime Minister Shinzo Abe's second (fiscal balance) and third (long-term growth) arrows. Wages must rise to avoid a relapse in spending on the part of the roughly 60% of the economy driven by consumers. Corporations gave decent summer and winter bonuses, but they have been reluctant to raise wages without more clarity on the economy, input costs, and future regulations. That said, job-to-applicant ratios have risen steadily and the unemployment rate at 4% is low. Consensus projections for Japanese growth for calendar year 2014 are 1.7% with earnings growth of 9.5%†. This seems achievable, but it is disappointing that the trade surplus has not improved much in spite of the weaker yen — mainly due to the high cost of energy imports. Hence, we will watch to see if the Bank of Japan

(BOJ) continues with its open-ended easing program (especially with the potential purchases of equity exchange traded funds) — but mainly we will keep an eye on the government's announcements and roll out of the second and third arrows. The stock market has risen substantially — but it is still about 30% below its 2007 high (and 50% below the 1989 peak) as measured by TOPIX Index.

•  2013 was a year of a generalized increase in the assessment of risk across the emerging markets. Going forward, we believe investors will distinguish between emerging market countries based on each nation's perceived ability to compete in a less liquid, tougher global environment. It is remarkable to see yet again how an ebbing liquidity tide can reveal stress in emerging markets. Russia, South Africa, and Brazil all seem to be standing by without a plan — as inflation edges up, growth slows down, and capital inflows/sources diminish. Even Turkey is feeling the stress of stagflation — having wasted too much of the good years on consumption, property and political repression — versus building out industry and establishing a book of objective commercial laws that would attract investment. In contrast, the breadth and direction of the proposed Chinese reforms has been well received. Although the need to rein in credit and property prices in a highly indebted corporate and local government environment is fraught with Lehman-like risks, the pragmatism and focus of the new Chinese leadership is impressive. The longer this finesse takes place, the higher the odds that China is rebalancing and economic slowdown will be handled without a crash — and potential global repercussions.

•  While globalization and technology improve productivity for the world as a whole, there are extreme winners and losers between countries and within nations. How societies choose to deal with and prepare themselves for these challenges will come to the forefront as half a decade of extraordinary monetary measures (at least in the U.S.) give way to more traditional fiscal policies. These discussions are already underway — evidenced by Congressional debt ceiling debates and Bill de Blasio's mayoral win in New York City, by comedian Beppe Grillo's and Mayor Matteo Renzi's political ascents in Italy, by first time ever

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

minimum wages in Germany, and anti-corruption/anti-corporatist movements from Madrid to New Delhi. We do not expect politics to up-end the global economic cycle — but political/fiscal decisions will become a more important driver of growth and market multiples as nations differentiate themselves on this side of the Great Financial Crisis.

•  In sum, our base case for 2014 is that the global economic recovery from the financial crisis will continue, bringing with it jobs, some inflation, and a capital investment and credit cycle — somewhat per usual. However, competitive pressures will remain fierce — keeping government budgets tight, nominal prices muted — and risks of economic disruption just below the surface. Equity returns could rise in line with earnings and inflation — for 2014, and even beyond — in "The New Normal," "The Second Industrial Revolution," or "The Digital Age," whatever one wants to call it. We believe the best gains, however, will likely be captured by the countries and/or sectors equipped with the innovative institutions, processes and education necessary to compete and gain market (or wallet) share. That is what our team and process will be in search of.

†  Source: Bloomberg LP and Factset.

††  Source: Bloomberg, data as of December 26, 2013.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+ and L shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	21.38%	11.02%	7.00%	6.56%
MSCI EAFE Index	22.78	12.44	6.91	6.12
Lipper International Large-Cap Core Funds Index	20.67	11.74	6.37	7.11
Portfolio — Class A+ Shares w/o sales charges(5)	20.94	10.75	6.73	5.88
Portfolio — Class A+ Shares with maximum 5.25% sales charges(5)	14.58	9.57	6.15	5.56
MSCI EAFE Index	22.78	12.44	6.91	5.27
Lipper International Large-Cap Core Funds Index	20.67	11.74	6.37	6.23
Portfolio — Class L Shares w/o sales charges(6)	20.34	—	—	25.97
MSCI EAFE Index	22.78	—	—	27.97
Lipper International Large-Cap Core Funds Index	20.67	—	—	26.66

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Large-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least two years from the date of Reorganization or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on January 17, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on June 14, 2012.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	67.0%
Commercial Banks	10.9
Investment Company	8.5
Pharmaceuticals	7.6
Insurance	6.0
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2013.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long futures contracts with an underlying face amount of approximately $35,753,000 and net unrealized appreciation of approximately $1,401,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $326,000.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

Active International Allocation Portfolio

	Shares	Value (000)
Common Stocks (90.2%)
Australia (4.7%)
AGL Energy Ltd. (a)	9,934	$133
ALS Ltd. (a)	5,808	46
Amcor Ltd.	26,121	246
AMP Ltd.	53,504	210
APA Group (a)	13,506	72
Asciano Ltd.	17,074	88
Aurizon Holding Ltd.	29,706	129
Australia & New Zealand Banking Group Ltd.	50,232	1,446
BHP Billiton Ltd.	77,947	2,644
Brambles Ltd.	27,666	226
Coca-Cola Amatil Ltd. (a)	14,191	152
Cochlear Ltd. (a)	994	52
Commonwealth Bank of Australia	26,567	1,846
Crown Resorts Ltd.	7,124	107
CSL Ltd.	8,961	552
Echo Entertainment Group Ltd.	12,876	28
Fortescue Metals Group Ltd. (a)	25,733	134
Goodman Group REIT	32,604	138
Harvey Norman Holdings Ltd. (a)	12,522	35
Iluka Resources Ltd. (a)	9,610	74
Incitec Pivot Ltd.	34,285	82
Insurance Australia Group Ltd.	38,689	201
Leighton Holdings Ltd. (a)	2,408	35
Lend Lease Group REIT	6,276	62
Macquarie Group Ltd.	5,046	248
National Australia Bank Ltd.	38,296	1,191
Orica Ltd.	7,627	163
Origin Energy Ltd.	19,437	244
Orora Ltd. (b)	26,121	27
QBE Insurance Group Ltd.	17,649	181
Rio Tinto Ltd.	10,503	639
Santos Ltd.	16,734	219
Sonic Healthcare Ltd.	7,910	117
Stockland REIT (a)	99,787	322
Suncorp Group Ltd.	21,524	252
Sydney Airport	5,346	18
TABCORP Holdings Ltd. (a)	12,465	40
Tatts Group Ltd.	23,964	66
Telstra Corp., Ltd.	71,186	334
Toll Holdings Ltd.	11,948	61
Transurban Group (a)	23,148	141
Wesfarmers Ltd.	22,358	879
Westfield Group REIT	44,725	403
Westfield Retail Trust REIT	75,859	201
Westpac Banking Corp.	48,249	1,395
Woodside Petroleum Ltd.	11,156	388
Woolworths Ltd.	27,368	827
WorleyParsons Ltd. (a)	3,910	58
		17,152
	Shares	Value (000)
Austria (0.5%)
Erste Group Bank AG	10,313	$359
OMV AG	7,766	372
Raiffeisen Bank International AG	999	35
Telekom Austria AG	29,849	226
Vienna Insurance Group AG Wiener Versicherung Gruppe	822	41
Voestalpine AG	12,611	606
		1,639
Belgium (1.0%)
Ageas	2,453	105
Anheuser-Busch InBev N.V.	15,164	1,612
Anheuser-Busch InBev N.V. VVPR (b)	20,526	—	@
Belgacom SA (a)	6,432	190
Groupe Bruxelles Lambert SA	5,717	525
KBC Groep N.V.	2,571	146
Solvay SA, Class A	2,940	465
Telenet Group Holding N.V.	1,608	96
UCB SA	4,423	329
Umicore SA (a)	6,321	295
		3,763
Brazil (0.0%)
Cia Energetica de Minas Gerais (Preference)	1	—	@
China (0.0%)
Wynn Macau Ltd. (a)(c)	4,000	18
Denmark (1.2%)
AP Moeller - Maersk A/S Series B	71	771
DSV A/S	10,568	346
Novo Nordisk A/S Series B	14,264	2,615
Novozymes A/S Series B	11,435	483
TDC A/S	21,278	206
		4,421
Finland (1.3%)
Elisa Oyj	4,500	119
Fortum Oyj	24,307	556
Kone Oyj, Class B (a)	13,514	609
Metso Oyj (a)	6,251	267
Neste Oil Oyj	5,141	102
Nokia Oyj (b)	121,209	970
Sampo, Class A	20,250	995
Stora Enso Oyj, Class R	32,702	328
UPM-Kymmene Oyj	28,171	476
Wartsila Oyj (a)	8,305	409
		4,831
France (8.4%)
Accor SA	3,240	153
Air Liquide SA	4,389	621
Alstom SA	8,277	301
AtoS	5,809	526
AXA SA	69,967	1,945
BNP Paribas SA	36,918	2,877
Bouygues SA	10,945	413

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
France (cont'd)
Cap Gemini SA	9,070	$613
Carrefour SA	15,805	626
Casino Guichard Perrachon SA	1,873	216
CGG SA (b)	3,798	66
Christian Dior SA	1,002	189
Cie de St-Gobain	16,728	920
Cie Generale des Etablissements Michelin Series B	5,787	615
CNP Assurances	4,631	95
Credit Agricole SA (b)	16,790	215
Danone	10,708	771
Dassault Systemes SA	1,085	135
Edenred	4,583	153
Electricite de France SA	676	24
Essilor International SA	4,246	451
Eurazeo SA	723	57
European Aeronautic Defense and Space Co., N.V.	15,337	1,178
Fonciere Des Regions REIT	497	43
GDF Suez	9,458	222
Gecina SA REIT	399	53
ICADE REIT	415	39
Imerys SA (a)	549	48
Kering	989	209
Klepierre REIT	1,710	79
L'Oreal SA	911	160
Lafarge SA	4,640	348
Lagardere SCA	2,911	108
Legrand SA	9,415	519
LVMH Moet Hennessy Louis Vuitton SA	3,984	727
Natixis	19,308	113
Orange SA	42,830	530
Pernod-Ricard SA	525	60
Publicis Groupe SA	4,651	426
Remy Cointreau SA	488	41
Renault SA	10,687	859
Safran SA	9,314	647
Sanofi	28,657	3,040
Schneider Electric SA	20,154	1,758
SCOR SE	3,558	130
Societe BIC SA	771	94
Societe Generale SA	33,843	1,966
Sodexo	1,604	162
STMicroelectronics N.V. (a)	10,970	88
Technip SA	2,431	234
Total SA	36,213	2,218
Unibail-Rodamco SE REIT	1,725	442
Veolia Environnement SA	6,535	107
Vinci SA	21,920	1,439
Vivendi SA	10,430	275
		30,344
	Shares	Value (000)
Germany (9.8%)
Adidas AG	3,432	$437
Allianz SE (Registered)	17,237	3,091
Axel Springer SE	1,041	67
BASF SE	22,471	2,395
Bayer AG (Registered)	15,723	2,205
Bayerische Motoren Werke AG	11,248	1,319
Beiersdorf AG	1,970	200
Brenntag AG	1,823	338
Celesio AG	3,780	120
Commerzbank AG (b)	72,344	1,165
Continental AG	1,277	280
Daimler AG (Registered)	30,475	2,637
Deutsche Bank AG (Registered)	38,718	1,847
Deutsche Boerse AG	2,097	174
Deutsche Lufthansa AG (Registered) (b)	24,227	514
Deutsche Post AG (Registered)	30,240	1,102
Deutsche Telekom AG (Registered)	106,889	1,828
E.ON SE	72,971	1,347
Fraport AG Frankfurt Airport Services Worldwide (a)	979	73
Fresenius Medical Care AG & Co., KGaA	8,351	594
GEA Group AG	7,556	360
Henkel AG & Co., KGaA (Preference)	2,716	315
Lanxess AG (a)	1,922	128
Linde AG	2,957	618
Merck KGaA	1,181	212
Metro AG	13,544	656
Muenchener Rueckversicherungs AG (Registered)	6,517	1,436
Osram Licht AG (b)	2,495	141
Porsche Automobil Holding SE (Preference)	4,658	485
ProSiebenSat.1 Media AG (Registered)	7,215	357
RWE AG	11,199	410
SAP AG	29,151	2,499
Siemens AG (Registered)	24,959	3,409
Telefonica Deutschland Holding AG	9,239	76
ThyssenKrupp AG (b)	7,938	193
United Internet AG (Registered)	3,035	129
Volkswagen AG	4,074	1,103
Volkswagen AG (Preference)	3,887	1,092
		35,352
Hong Kong (0.6%)
AIA Group Ltd.	32,000	161
Bank of East Asia Ltd. (a)	3,800	16
BOC Hong Kong Holdings Ltd.	10,000	32
Cheung Kong Holdings Ltd.	21,000	331
Cheung Kong Infrastructure Holdings Ltd.	2,000	13
CLP Holdings Ltd.	5,500	43
First Pacific Co., Ltd. (a)	8,000	9
Hang Lung Properties Ltd.	34,000	107
Hang Seng Bank Ltd. (a)	2,300	37
Henderson Land Development Co., Ltd. (a)	17,000	97
Hong Kong & China Gas Co., Ltd.	17,000	39

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Hong Kong (cont'd)
Hong Kong Exchanges and Clearing Ltd.	3,100	$52
Hutchison Whampoa Ltd.	6,000	82
Hysan Development Co., Ltd.	11,000	47
Link REIT (The)	34,000	165
MGM China Holdings Ltd. (a)	2,800	12
MTR Corp., Ltd.	5,500	21
New World Development Co., Ltd. (a)	60,720	77
Power Assets Holdings Ltd.	4,000	32
Sands China Ltd.	6,400	52
Sino Land Co., Ltd. (a)	47,632	65
SJM Holdings Ltd.	5,000	17
Sun Hung Kai Properties Ltd. (a)	24,577	312
Swire Pacific Ltd., Class A	11,000	129
Swire Properties Ltd.	19,000	48
Wharf Holdings Ltd. (a)	23,000	176
Wheelock & Co., Ltd.	14,000	64
		2,236
Indonesia (0.0%)
Golden Agri-Resources Ltd. (a)	7,315	3
Ireland (0.4%)
Bank of Ireland (b)	1,243,749	431
CRH PLC	28,233	711
Kerry Group PLC, Class A	3,163	220
Ryanair Holdings PLC ADR (b)	1,800	84
		1,446
Italy (0.9%)
Assicurazioni Generali SpA	36,566	860
Fiat SpA (a)(b)	20,544	168
Intesa Sanpaolo SpA	388,635	959
Luxottica Group SpA	2,825	152
UniCredit SpA	142,812	1,057
Unione di Banche Italiane SCPA	10,328	70
		3,266
Japan (22.0%)
Aeon Co., Ltd.	17,700	240
Aeon Mall Co., Ltd.	3,800	106
Ajinomoto Co., Inc.	22,000	318
Asahi Glass Co., Ltd. (a)	42,300	263
Asahi Group Holdings Ltd.	11,900	335
Asahi Kasei Corp.	44,000	344
Astellas Pharma, Inc.	15,600	923
Bank of Yokohama Ltd. (The)	67,000	373
Benesse Holdings, Inc.	2,854	115
Bridgestone Corp. (a)	33,300	1,259
Canon, Inc. (a)	14,604	462
Central Japan Railway Co.	5,392	634
Chiba Bank Ltd. (The)	27,000	182
Chubu Electric Power Co., Inc.	10,300	133
Chugai Pharmaceutical Co., Ltd. (a)	7,600	168
Credit Saison Co., Ltd.	5,000	131
Dai Nippon Printing Co., Ltd.	19,100	202
	Shares	Value (000)
Daido Steel Co., Ltd.	5,000	$25
Daiichi Sankyo Co., Ltd.	22,500	411
Daikin Industries Ltd.	6,200	386
Daito Trust Construction Co., Ltd.	3,356	313
Daiwa House Industry Co., Ltd.	20,600	398
Daiwa Securities Group, Inc.	91,000	907
Denso Corp.	23,850	1,257
East Japan Railway Co.	13,300	1,058
Eisai Co., Ltd.	7,200	279
FANUC Corp.	6,250	1,142
Fast Retailing Co., Ltd.	3,500	1,442
FUJIFILM Holdings Corp.	20,100	569
Fujitsu Ltd. (b)	78,200	404
Fukuoka Financial Group, Inc.	40,000	175
Hankyu Hanshin Holdings, Inc.	32,000	173
Hirose Electric Co., Ltd.	1,400	199
Hisamitsu Pharmaceutical Co., Inc.	2,100	106
Hitachi Ltd.	140,000	1,058
Hitachi Metals Ltd.	4,000	56
Honda Motor Co., Ltd.	56,613	2,328
Hoya Corp.	17,400	483
IHI Corp.	44,530	192
Inpex Corp.	9,200	118
ITOCHU Corp.	53,351	658
Japan Real Estate Investment Corp. REIT	38	204
Japan Retail Fund Investment Corp. REIT	65	132
Japan Tobacco, Inc.	28,500	926
JFE Holdings, Inc.	22,300	530
JGC Corp.	10,546	413
Joyo Bank Ltd. (The)	47,000	240
JSR Corp.	5,908	114
JX Holdings, Inc.	98,346	505
Kajima Corp.	65,000	244
Kansai Electric Power Co., Inc. (The) (b)	14,800	170
Kao Corp.	16,100	506
Kawasaki Heavy Industries Ltd.	41,500	174
Keikyu Corp. (a)	15,000	123
Keio Corp.	12,000	80
Keyence Corp.	1,557	665
Kintetsu Corp. (a)	61,750	216
Kirin Holdings Co., Ltd. (a)	25,000	359
Kobe Steel Ltd. (a)(b)	47,000	80
Komatsu Ltd.	35,800	726
Konica Minolta, Inc.	20,030	200
Kubota Corp.	50,000	826
Kuraray Co., Ltd.	12,556	149
Kurita Water Industries Ltd.	1,400	29
Kyocera Corp.	13,800	688
Kyushu Electric Power Co., Inc. (b)	6,600	84
Lawson, Inc. (a)	2,700	202
LIXIL Group Corp.	8,262	226
Marubeni Corp.	52,550	377
Maruichi Steel Tube Ltd.	900	23

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Mitsubishi Chemical Holdings Corp. (a)	50,500	$233
Mitsubishi Corp.	47,900	917
Mitsubishi Electric Corp.	65,352	819
Mitsubishi Estate Co., Ltd.	45,000	1,344
Mitsubishi Heavy Industries Ltd.	118,550	733
Mitsubishi Materials Corp.	78,000	287
Mitsubishi Tanabe Pharma Corp.	7,900	110
Mitsubishi UFJ Financial Group, Inc. (See Note G)	207,606	1,368
Mitsui & Co., Ltd.	58,300	811
Mitsui Fudosan Co., Ltd.	33,900	1,218
Mitsui OSK Lines Ltd.	12,000	54
Mizuho Financial Group, Inc.	859,800	1,861
MS&AD Insurance Group Holdings	17,260	463
Murata Manufacturing Co., Ltd.	8,400	745
NEC Corp.	101,900	229
NGK Insulators Ltd.	14,660	278
NGK Spark Plug Co., Ltd.	9,059	214
Nidec Corp. (a)	3,804	372
Nikon Corp.	12,700	242
Nintendo Co., Ltd.	3,808	507
Nippon Building Fund, Inc. REIT (a)	46	267
Nippon Express Co., Ltd.	35,300	171
Nippon Steel Sumitomo Metal Corp.	386,108	1,291
Nippon Telegraph & Telephone Corp.	12,200	656
Nippon Yusen KK (a)	46,015	147
Nissan Motor Co., Ltd.	84,205	707
Nitto Denko Corp.	7,400	312
NKSJ Holdings, Inc.	10,600	294
Nomura Holdings, Inc.	105,750	812
NSK Ltd.	4,553	57
NTT Data Corp.	6,900	254
NTT DoCoMo, Inc.	17,200	282
Obayashi Corp.	46,571	265
OJI Holdings Corp.	12,000	61
Omron Corp.	10,104	446
Ono Pharmaceutical Co., Ltd.	2,700	236
Oriental Land Co., Ltd.	2,550	367
ORIX Corp.	26,560	466
Osaka Gas Co., Ltd.	37,600	147
Otsuka Holdings Co., Ltd.	8,100	234
Resona Holdings, Inc.	20,100	102
Rohm Co., Ltd.	6,605	321
Santen Pharmaceutical Co., Ltd.	2,700	126
Secom Co., Ltd.	7,485	451
Sekisui Chemical Co., Ltd.	21,072	258
Sekisui House Ltd.	42,646	595
Seven & I Holdings Co., Ltd.	20,400	810
Shimamura Co., Ltd.	300	28
Shimano, Inc.	4,350	373
Shimizu Corp.	51,000	257
Shin-Etsu Chemical Co., Ltd.	13,793	804
Shionogi & Co., Ltd.	10,000	217
	Shares	Value (000)
Shiseido Co., Ltd. (a)	11,600	$186
Shizuoka Bank Ltd. (The)	25,000	266
Showa Denko KK (a)	11,000	16
SMC Corp.	2,005	505
Softbank Corp.	43,200	3,774
Sony Corp.	28,893	501
Sumitomo Chemical Co., Ltd.	49,600	194
Sumitomo Corp.	35,100	440
Sumitomo Electric Industries Ltd.	22,400	373
Sumitomo Metal Mining Co., Ltd.	42,300	553
Sumitomo Mitsui Financial Group, Inc.	42,400	2,182
Sumitomo Mitsui Trust Holdings, Inc.	233,167	1,227
Sumitomo Realty & Development Co., Ltd.	16,500	819
T&D Holdings, Inc.	19,800	276
Taiheiyo Cement Corp.	7,000	27
Taisei Corp. (a)	59,000	268
Takeda Pharmaceutical Co., Ltd.	25,900	1,187
TDK Corp.	5,252	251
Teijin Ltd.	8,608	19
Terumo Corp.	8,150	392
THK Co., Ltd.	2,800	70
Tobu Railway Co., Ltd.	34,900	169
Tohoku Electric Power Co., Inc. (b)	9,700	109
Tokio Marine Holdings, Inc.	32,320	1,079
Tokyo Electron Ltd.	9,900	541
Tokyo Gas Co., Ltd.	42,600	210
Tokyu Corp.	40,400	261
Tokyu Fudosan Holdings Corp. (b)	23,000	216
Toppan Printing Co., Ltd.	19,600	157
Toray Industries, Inc.	42,100	291
Toshiba Corp.	122,026	512
Toyo Suisan Kaisha Ltd.	3,000	90
Toyota Industries Corp.	3,950	178
Toyota Motor Corp.	101,655	6,197
Trend Micro, Inc.	5,400	189
Unicharm Corp.	8,700	496
West Japan Railway Co.	2,342	101
Yahoo! Japan Corp.	82,600	459
Yakult Honsha Co., Ltd.	2,700	136
Yamada Denki Co., Ltd. (a)	45,900	150
Yamato Holdings Co., Ltd.	10,935	221
Yamato Kogyo Co., Ltd.	800	26
		79,469
Macau (0.0%)
Galaxy Entertainment Group Ltd. (b)(c)	6,000	54
Malta (0.0%)
BGP Holdings PLC (b)(d)(e)	72,261	—
Netherlands (3.6%)
Aegon N.V.	58,068	548
Akzo Nobel N.V.	10,223	792
ArcelorMittal	27,242	486
ASML Holding N.V.	20,657	1,933

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Netherlands (cont'd)
CNH Industrial N.V. (b)	109,164	$1,244
Corio N.V. REIT	1,621	73
Fugro N.V. CVA	1,617	96
Gemalto N.V. (a)	1,538	169
Heineken N.V.	5,018	339
ING Groep N.V. CVA (b)	172,636	2,399
Koninklijke Ahold N.V.	24,897	447
Koninklijke Boskalis Westminster N.V.	164	9
Koninklijke DSM N.V.	4,004	315
Koninklijke KPN N.V. (b)	97,148	313
Koninklijke Philips N.V.	20,965	768
Randstad Holding N.V.	287	19
Reed Elsevier N.V.	25,007	530
TNT Express N.V.	41,426	384
Unilever N.V. CVA	32,772	1,320
Wolters Kluwer N.V.	16,992	485
Ziggo N.V.	6,165	282
		12,951
Norway (0.5%)
Aker Solutions ASA	2,393	43
DnB ASA	26,267	470
Norsk Hydro ASA	26,092	116
Orkla ASA	11,540	90
Statoil ASA	19,527	473
Subsea 7 SA	4,052	78
Telenor ASA	24,913	594
		1,864
Poland (0.6%)
Bank Pekao SA	4,041	240
Bank Zachodni WBK SA	909	117
Cyfrowy Polsat SA (b)	4,073	27
Eurocash SA	3,129	49
Jeronimo Martins SGPS SA	19,787	387
KGHM Polska Miedz SA	4,398	172
mBank	600	99
PGE SA	24,965	134
Polski Koncern Naftowy Orlen SA	10,732	146
Polskie Gornictwo Naftowe i Gazownictwo SA	58,722	100
Powszechna Kasa Oszczednosci Bank Polski SA	27,182	355
Powszechny Zaklad Ubezpieczen SA	1,801	268
Tauron Polska Energia SA	45,020	65
Telekomunikacja Polska SA	21,957	71
		2,230
Portugal (0.2%)
EDP - Energias de Portugal SA	69,140	254
Galp Energia SGPS SA	11,427	187
Portugal Telecom SGPS SA (Registered)	22,697	99
		540
Singapore (0.1%)
Ascendas Real Estate Investment Trust REIT	3,000	5
CapitaLand Ltd.	5,000	12
	Shares	Value (000)
CapitaMall Trust REIT	4,218	$6
City Developments Ltd. (a)	1,203	9
ComfortDelGro Corp., Ltd.	3,627	6
DBS Group Holdings Ltd.	4,091	55
Genting Singapore PLC	14,000	17
Jardine Cycle & Carriage Ltd.	65	2
Keppel Corp., Ltd.	3,200	28
Noble Group Ltd.	5,350	5
Oversea-Chinese Banking Corp., Ltd.	7,851	63
SembCorp Industries Ltd.	1,694	7
SembCorp Marine Ltd. (a)	1,400	5
Singapore Airlines Ltd. (a)	1,286	11
Singapore Exchange Ltd.	1,071	6
Singapore Press Holdings Ltd. (a)	4,433	15
Singapore Technologies Engineering Ltd.	3,000	9
Singapore Telecommunications Ltd.	15,745	46
United Overseas Bank Ltd.	3,956	67
Wilmar International Ltd.	2,000	5
		379
South Africa (0.3%)
SABMiller PLC	17,733	911
Spain (0.9%)
Abertis Infraestructuras SA	4,474	99
ACS Actividades de Construccion y Servicios SA	1,737	60
Amadeus IT Holding SA, Class A	4,421	189
Distribuidora Internacional de Alimentacion SA	7,104	63
Enagas SA	2,219	58
Ferrovial SA	4,688	91
Gas Natural SDG SA	4,070	105
Grifols SA	1,733	83
Iberdrola SA	55,207	352
Inditex SA	2,535	418
International Consolidated Airlines Group SA (b)	10,780	72
Mapfre SA	8,946	38
Red Electrica Corp., SA (a)	1,257	84
Repsol SA	9,941	250
Telefonica SA	76,997	1,254
Zardoya Otis SA	1,869	34
		3,250
Sweden (3.0%)
Assa Abloy AB, Class B	13,417	709
Electrolux AB, Class B	4,342	114
Elekta AB, Class B (a)	13,406	205
Getinge AB, Class B	12,330	422
Hennes & Mauritz AB, Class B	34,147	1,573
Investor AB, Class B	26,083	897
Lundin Petroleum AB (b)	6,116	119
Nordea Bank AB	102,069	1,375
Scania AB, Class B	13,512	265
Securitas AB, Class B	3,395	36
Skanska AB, Class B	18,954	387
Svenska Cellulosa AB SCA, Class B	23,077	710

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

		Shares	Value (000)
Sweden (cont'd)
Svenska Handelsbanken AB, Class A		23,819	$1,170
Swedish Match AB		6,751	217
Tele2 AB, Class B		8,876	101
Telefonaktiebolaget LM Ericsson, Class B		101,527	1,239
TeliaSonera AB		71,678	597
Volvo AB, Class B		50,303	660
			10,796
Switzerland (9.0%)
ABB Ltd. (Registered) (b)		79,533	2,093
Adecco SA (Registered) (b)		259	21
Baloise Holding AG (Registered)		2,383	303
Cie Financiere Richemont SA (Registered)		9,038	900
Credit Suisse Group AG (Registered) (b)		58,166	1,778
Geberit AG (Registered)		1,692	513
Givaudan SA (Registered) (b)		245	350
Holcim Ltd. (Registered) (b)		7,543	564
Julius Baer Group Ltd. (b)		7,840	377
Logitech International SA (Registered)		5,462	75
Lonza Group AG (Registered) (b)		1,152	109
Nestle SA (Registered)		90,395	6,617
Novartis AG (Registered)		62,611	4,997
Pargesa Holding SA		277	22
Roche Holding AG (Genusschein)		17,807	4,975
Schindler Holding AG		2,089	307
SGS SA (Registered)		25	58
Sonova Holding AG (Registered) (b)		1,317	177
Swatch Group AG (The)		580	383
Swiss Life Holding AG (Registered) (b)		1,050	218
Swiss Prime Site AG (Registered) (b)		1,470	114
Swiss Re AG (b)		16,876	1,552
Swisscom AG (Registered)		774	409
Syngenta AG (Registered)		1,817	724
UBS AG (Registered) (b)		164,265	3,116
Zurich Insurance Group AG (b)		6,287	1,822
			32,574
United Kingdom (21.2%)
3	i Group PLC	20,541	131
Aberdeen Asset Management PLC		35,322	292
Admiral Group PLC		5,443	118
Aggreko PLC		74,589	2,111
AMEC PLC		10,297	186
Anglo American PLC		56,308	1,231
ARM Holdings PLC		73,050	1,329
AstraZeneca PLC		28,930	1,712
Aviva PLC		190,775	1,421
BAE Systems PLC		99,087	714
Barclays PLC		579,517	2,610
BG Group PLC		98,965	2,126
BHP Billiton PLC		56,568	1,751
BP PLC		339,329	2,742
British American Tobacco PLC		29,932	1,605
	Shares	Value (000)
British Land Co., PLC REIT	26,302	$274
British Sky Broadcasting Group PLC	67,687	946
BT Group PLC	241,889	1,520
Bunzl PLC	14,365	345
Burberry Group PLC	8,526	214
Capita PLC	8,159	140
Carnival PLC	5,995	248
Centrica PLC	88,525	510
Cobham PLC	955	4
Compass Group PLC	70,372	1,128
Croda International PLC	3,627	148
Diageo PLC	47,085	1,559
easyJet PLC	12,991	330
Experian PLC	32,609	602
G4S PLC	18,108	79
GKN PLC	35,734	221
GlaxoSmithKline PLC	109,120	2,912
Glencore Xstrata PLC (b)	50,128	260
Hammerson PLC REIT	21,851	182
HSBC Holdings PLC	491,383	5,390
Imperial Tobacco Group PLC	11,917	461
InterContinental Hotels Group PLC	11,570	386
International Consolidated Airlines Group SA (b)	98,087	652
Intertek Group PLC	5,056	264
Intu Properties PLC REIT	16,011	82
Investec PLC	7,723	56
J Sainsbury PLC	37,416	226
Johnson Matthey PLC	5,078	276
Kingfisher PLC	33,270	212
Land Securities Group PLC REIT	23,454	374
Legal & General Group PLC	190,142	701
Lloyds Banking Group PLC (b)	1,722,351	2,250
Marks & Spencer Group PLC	40,442	290
Meggitt PLC	23,485	205
National Grid PLC	101,141	1,320
Next PLC	6,527	589
Old Mutual PLC	144,706	453
Pearson PLC	31,266	694
Petrofac Ltd.	8,074	164
Prudential PLC	66,575	1,477
Reckitt Benckiser Group PLC	19,146	1,520
Reed Elsevier PLC	42,736	636
Rexam PLC	19,455	171
Rio Tinto PLC	33,529	1,893
Rolls-Royce Holdings PLC (b)	53,237	1,124
Royal Dutch Shell PLC, Class A	105,681	3,785
Royal Dutch Shell PLC, Class B	80,565	3,042
RSA Insurance Group PLC	107,526	163
Sage Group PLC (The)	50,539	338
Schroders PLC	3,576	154
Segro PLC REIT	23,317	129
Serco Group PLC	8,046	66
Severn Trent PLC	14,763	417
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Smith & Nephew PLC	78,054	$1,113
Smiths Group PLC	9,543	234
SSE PLC	44,427	1,008
Standard Chartered PLC	64,478	1,452
Standard Life PLC	58,611	349
Tesco PLC	206,308	1,142
Tullow Oil PLC	408	6
Unilever PLC	19,085	784
United Utilities Group PLC	6,639	74
Vodafone Group PLC	1,500,603	5,889
Weir Group PLC (The)	5,839	206
Whitbread PLC	7,291	453
Wolseley PLC	7,483	424
WPP PLC	79,309	1,812
		76,607
United States (0.0%)
Li & Fung Ltd. (a)(c)	16,000	21
Perrigo Co., PLC	392	60
		81
Total Common Stocks (Cost $291,559)		326,177
	No. of Rights
Rights (0.0%)
Spain (0.0%)
Repsol SA (a)(b) (Cost $7)	9,941	7
	Shares
Short-Term Investments (10.6%)
Securities held as Collateral on Loaned Securities (2.2%)
Investment Company (1.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	6,362,044	6,362
	Face Amount (000)
Repurchase Agreements (0.4%)
Barclays Capital, Inc., (0.01%, dated 12/31/13, due 1/2/14; proceeds $1,289; fully collateralized by a U.S. Government Obligation; 1.00% due 3/31/17; valued at $1,315)	$1,289	1,289
BNP Paribas Securities Corp., (0.01%, dated 12/31/13, due 1/2/14; proceeds $112; fully collateralized by a U.S. Government Obligation; 3.63% due 2/15/21; valued at $114)	112	112
		1,401
Total Securities held as Collateral on Loaned Securities (Cost $7,763)		7,763
	Shares	Value (000)
Investment Company (8.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $30,516)	30,515,597	$30,516
Total Short-Term Investments (Cost $38,279)		38,279
Total Investments (100.8%) (Cost $329,845) Including $7,738 of Securities Loaned (f)		364,463
Liabilities in Excess of Other Assets (-0.8%)		(2,905)
Net Assets (100.0%)		$361,558

(a)  All or a portion of this security was on loan at December 31, 2013.

(b)  Non-income producing security.

(c)  Security trades on the Hong Kong exchange.

(d)  Security has been deemed illiquid at December 31, 2013.

(e)  At December 31, 2013, the Portfolio held a fair valued securitiy valued at $0, representing 0.0% of net assets. This securitiy has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  Securities are available for collateral in connection with open foreign currency forward exchange and futures contracts.

@  Value is less than $500.

ADR  American Depositary Receipt.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

VVPR  Verminderde Voorheffing Précompte Réduit.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2013:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Bank of New York Mellon	AUD	1,879	$1,676	1/16/14	USD	1,667	$1,667	$(9)
Commonwealth Bank of Australia	USD	6,646	6,646	1/16/14	AUD	7,492	6,683	37
Credit Suisse London Branch (GFX)	USD	17,749	17,749	1/16/14	EUR	12,928	17,785	36
Deutsche Bank AG London	USD	3,781	3,781	1/16/14	EUR	2,754	3,789	8
Royal Bank of Scotland	JPY	527,478	5,009	1/16/14	USD	5,136	5,136	127
State Street Bank and Trust Co.	EUR	1,191	1,638	1/16/14	USD	1,635	1,635	(3)
UBS AG	EUR	6,059	8,335	1/16/14	USD	8,318	8,318	(17)
UBS AG	GBP	1,451	2,404	1/16/14	USD	2,375	2,375	(29)
UBS AG	JPY	488,314	4,638	1/16/14	USD	4,755	4,755	117
UBS AG	USD	3,004	3,004	1/16/14	GBP	1,850	3,063	59
			$54,880				$55,206	$326

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2013:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
ASX Spi 200 Index (Australia)	33	$3,917	Mar-14	$215
CAC 40 Index (France)	92	5,440	Jan-14	285
DAX Index (Germany)	11	3,634	Mar-14	157
FTSE 100 Index (United Kingdom)	21	2,329	Mar-14	64
FTSE MIB Index (Italy)	59	7,721	Mar-14	345
Hang Seng Index (Hong Kong)	28	4,213	Jan-14	22
Hong Kong Index (Hong Kong)	26	1,816	Jan-14	(24)
IBEX 35 Index (Spain)	31	4,209	Jan-14	238
TOPIX Index (Japan)	20	2,474	Mar-14	99
				$1,401

AUD  —  Australian Dollar

EUR  —  Euro

GBP  —  British Pound

JPY  —  Japanese Yen

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Active International Allocation Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $290,672)	$326,217
Investment in Security of Affiliated Issuer, at Value (Cost $39,173)	38,246
Total Investments in Securities, at Value (Cost $329,845)	364,463
Foreign Currency, at Value (Cost $3,147)	3,106
Cash	321
Receivable for Variation Margin on Futures Contracts	2,593
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	384
Dividends Receivable	278
Tax Reclaim Receivable	161
Receivable for Investments Sold	132
Receivable for Portfolio Shares Sold	22
Receivable from Affiliate	2
Other Assets	21
Total Assets	371,483
Liabilities:
Collateral on Securities Loaned, at Value	8,117
Payable for Portfolio Shares Redeemed	622
Payable for Advisory Fees	522
Payable for Sub Transfer Agency Fees	260
Payable for Sub Transfer Agency Fees — Class I	105
Payable for Sub Transfer Agency Fees — Class A*	37
Payable for Sub Transfer Agency Fees — Class L	6
Payable for Investments Purchased	79
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	58
Payable for Administration Fees	24
Payable for Directors' Fees and Expenses	12
Payable for Custodian Fees	10
Payable for Shareholder Services Fees — Class A*	19
Payable for Distribution and Shareholder Services Fees — Class L	6
Payable for Transfer Agent Fees — Class I	1
Payable for Transfer Agent Fees — Class A*	4
Payable for Transfer Agent Fees — Class L	1
Payable for Professional Fees	4
Other Liabilities	38
Total Liabilities	9,925
Net Assets	$361,558
Net Assets Consist Of:
Paid-in-Capital	$371,387
Distributions in Excess of Net Investment Income	(399)
Accumulated Net Realized Loss	(45,746)
Unrealized Appreciation (Depreciation) on:
Investments	35,545
Investments in Affiliates	(927)
Futures Contracts	1,401
Foreign Currency Forward Exchange Contracts	326
Foreign Currency Translations	(29)
Net Assets	$361,558

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Active International Allocation Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2013 (000)
CLASS I:
Net Assets	$260,614
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	18,960,308
Net Asset Value, Offering and Redemption Price Per Share	$13.75
CLASS A*:
Net Assets	$90,599
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	6,458,841
Net Asset Value, Redemption Price Per Share	$14.03
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$0.78
Maximum Offering Price Per Share	$14.81
CLASS L:
Net Assets	$10,345
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	740,444
Net Asset Value, Offering and Redemption Price Per Share	$13.97
(1) Including: Securities on Loan, at Value:	$7,738

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Active International Allocation Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $746 of Foreign Taxes Withheld)	$8,695
Income from Securities Loaned — Net	311
Dividends from Securities of Affiliated Issuers (Note G)	74
Interest from Securities of Unaffiliated Issuers	4
Total Investment Income	9,084
Expenses:
Advisory Fees (Note B)	2,310
Sub Transfer Agency Fees	250
Sub Transfer Agency Fees — Class I	106
Sub Transfer Agency Fees — Class A*	37
Sub Transfer Agency Fees — Class L	6
Shareholder Services Fees — Class A* (Note D)	222
Distribution and Shareholder Services Fees — Class L (Note D)	76
Administration Fees (Note C)	284
Custodian Fees (Note F)	160
Professional Fees	83
Shareholder Reporting Fees	75
Registration Fees	55
Transfer Agency Fees (Note E)	40
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A* (Note E)	6
Transfer Agency Fees — Class L (Note E)	1
Pricing Fees	36
Directors' Fees and Expenses	9
Other Expenses	59
Expenses Before Non Operating Expenses	3,817
Reorganization Expense	(174)**
Total Expenses	3,643
Waiver of Advisory Fees (Note B)	(226)
Reimbursement of Class Specific Expenses — Class I (Note B)	(62)
Reimbursement of Class Specific Expenses — Class A* (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(61)
Net Expenses	3,291
Net Investment Income	5,793
Realized Gain (Loss):
Investments Sold	19,305
Investments in Affiliates	(217)
Foreign Currency Forward Exchange Contracts	2,647
Foreign Currency Transactions	(321)
Futures Contracts	7,936
Net Realized Gain	29,350
Change in Unrealized Appreciation (Depreciation):
Investments	31,215
Investments in Affiliates	501
Foreign Currency Forward Exchange Contracts	(48)
Foreign Currency Translations	63
Futures Contracts	1,255
Net Change in Unrealized Appreciation (Depreciation)	32,986
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	62,336
Net Increase in Net Assets Resulting from Operations	$68,129

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  Over accrual of reorganization expense.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Active International Allocation Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,793	$6,342
Net Realized Gain	29,350	9,586
Net Change in Unrealized Appreciation (Depreciation)	32,986	35,076
Net Increase in Net Assets Resulting from Operations	68,129	51,004
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(6,934)	(3,450)
Class A*:
Net Investment Income	(1,805)	(94)
Class H@@:
Net Investment Income	(308)**	(996)
Class L:
Net Investment Income	(195)	(125)
Total Distributions	(9,242)	(4,665)
Capital Share Transactions:(1)
Class I:
Subscribed	11,713	12,992
Issued due to a tax-free reorganization	—	679
Distributions Reinvested	6,894	3,430
Redeemed	(51,945)	(108,108)
Class A*:
Subscribed	7,891	777
Distributions Reinvested	1,767	94
Conversion from Class H	75,886	—
Redeemed	(11,733)	(4,011)
Class H@@:
Subscribed	907 **	170	***
Issued due to a tax-free reorganization	—	75,514
Distributions Reinvested	299 **	964	***
Conversion to Class A	(75,886)**	—
Redeemed	(8,634)**	(3,890	)***
Class L:
Subscribed	58	10	***
Issued due to a tax-free reorganization	—	10,085
Distributions Reinvested	191	121	***
Redeemed	(1,854)	(484	)***
Net Decrease in Net Assets Resulting from Capital Share Transactions	(44,446)	(11,657)
Redemption Fees	— @	—	@
Total Increase in Net Assets	14,441	34,682
Net Assets:
Beginning of Period	347,117	312,435
End of Period (Including Distributions in Excess of Net Investment Income of $(399) and $(460))	$361,558	$347,117

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Active International Allocation Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	908	1,201
Shares Issued due to tax-free reorganization	—	61
Shares Issued on Distributions Reinvested	531	300
Shares Redeemed	(4,074)	(9,967)
Net Decrease in Class I Shares Outstanding	(2,635)	(8,405)
Class A*:
Shares Subscribed	631	72
Shares Issued on Distributions Reinvested	132	8
Conversion from Class H	5,855	—
Shares Redeemed	(883)	(368)
Net Increase (Decrease) in Class A* Shares Outstanding	5,735	(288)
Class H@@:
Shares Subscribed	73 **	15	***
Shares Issued due to tax-free reorganization	—	6,700
Shares Issued on Distributions Reinvested	24 **	83	***
Conversion to Class A	(5,868)**	—
Shares Redeemed	(688)**	(339	)***
Net Increase (Decrease) in Class H Shares Outstanding	(6,459)	6,459	***
Class L:
Shares Subscribed	4	1	***
Shares Issued due to tax-free reorganization	—	896
Shares Issued on Distributions Reinvested	15	10	***
Shares Redeemed	(144)	(42	)***
Net Increase (Decrease) in Class L Shares Outstanding	(125)	865	***

@  Amount is less than $500.

@@  Effective September 9, 2013, Class H shares converted into Class A shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period June 15, 2012 through December 31, 2012.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Active International Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$11.65	$10.07	$12.06		$11.30		$9.11
Income (Loss) from Investment Operations:
Net Investment Income†	0.22	0.23	0.27		0.20		0.21
Net Realized and Unrealized Gain (Loss)	2.25	1.51	(2.03)		0.81		2.26
Total from Investment Operations	2.47	1.74	(1.76)		1.01		2.47
Distributions from and/or in Excess of:
Net Investment Income	(0.37)	(0.16)	(0.23)		(0.25)		(0.28)
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$13.75	$11.65	$10.07		$12.06		$11.30
Total Return++	21.38%	17.30%	(14.56)%		8.95%		27.26%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$260,614	$251,657	$302,048		$441,350		$532,584
Ratio of Expenses to Average Net Assets (1)	0.83%+	0.89%+	0.84	%+††^	0.79	%+††	0.79	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.88%+	N/A	0.84	%+††^	0.79	%+††	0.79	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.71%+	2.12%+	2.33	%+††	1.82	%+††	2.23	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.01%	0.01	%††	0.01	%††	0.01%
Portfolio Turnover Rate	36%	27%	26%		19%		33%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.99%	0.98%	0.95	%††	0.92	%+††	0.85	%+
Net Investment Income to Average Net Assets	1.55%	2.03%	2.22	%††	1.69	%+††	2.17	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to July 1, 2011, the maximum ratio was 0.80% for Class I shares.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Active International Allocation Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012	2011		2010		2009
Net Asset Value, Beginning of Period	$11.89		$10.27	$12.28		$11.50		$9.27
Income (Loss) from Investment Operations:
Net Investment Income†	0.11		0.20	0.25		0.18		0.18
Net Realized and Unrealized Gain (Loss)	2.36		1.55	(2.07)		0.81		2.31
Total from Investment Operations	2.47		1.75	(1.82)		0.99		2.49
Distributions from and/or in Excess of:
Net Investment Income	(0.33)		(0.13)	(0.19)		(0.21)		(0.26)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$14.03		$11.89	$10.27		$12.28		$11.50
Total Return++	20.94%		17.05%	(14.75)%		8.69%		26.99%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$90,599		$8,608	$10,387		$14,477		$16,479
Ratio of Expenses to Average Net Assets (1)	1.09	%+^^	1.14%+	1.09	%+††^	1.04	%+††	1.04	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.21	%+^^	N/A	1.09	%+††^	1.04	%+††	1.04	%+
Ratio of Net Investment Income to Average Net Assets (1)	0.84	%+	1.80%+	2.08	%+††	1.57	%+††	1.80	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%	0.01	%††	0.01	%††	0.01%
Portfolio Turnover Rate	36%		27%	26%		19%		33%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.25	%+	1.23%	1.20	%††	1.17	%+††	1.10	%+
Net Investment Income to Average Net Assets	0.68	%+	1.71%	1.97	%††	1.44	%+††	1.74	%+

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.15% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class A shares. Prior to July 1, 2011, the maximum ratio was 1.05% for Class A shares.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Active International Allocation Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from June 14, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$11.84		$10.09
Income from Investment Operations:
Net Investment Income (Loss)†	0.12		(0.02)
Net Realized and Unrealized Gain	2.27		1.91
Total from Investment Operations	2.39		1.89
Distributions from and/or in Excess of:
Net Investment Income	(0.26)		(0.14)
Redemption Fees	0.00	‡	0.00	‡
Net Asset Value, End of Period	$13.97		$11.84
Total Return++	20.34%		18.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,345		$10,246
Ratio of Expenses to Average Net Assets (1)	1.61	%+^^	1.63	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.66	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.94	%+	(0.33	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02	%*
Portfolio Turnover Rate	36%		27	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.76%		1.79	%*
Net Investment Income (Loss) to Average Net Assets	0.79%		(0.49	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.65% for Class L shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Active International Allocation Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by Morgan Stanley Investment Management Inc. (the "Adviser"), in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

On October 29, 2012, the Portfolio acquired the net assets of Morgan Stanley International Fund ("International Fund"), an open-end investment company, based on the respective valuations as of the close of business on October 26, 2012, pursuant to a Plan of Reorganization approved by the shareholders of International Fund on September 27, 2012 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 61,343 Class I shares of the Portfolio at a net asset value of $11.07 per share for 59,586 Class I shares of International Fund; 896,450 Class L shares of the Portfolio at a net asset value of $11.25 for 912,498 Class C shares of International Fund; 6,700,425 Class H shares of the Portfolio at a net asset value of $11.27 for 6,353,440 Class A shares, 328,778 Class B shares, 7,150 Class R shares and 7,607 Class W shares of International Fund. The net assets of International Fund before the Reorganization were approximately $86,278,000, including unrealized appreciation of approximately $1,091,000 at October 26, 2012. The investment portfolio of International Fund, with a fair value of approximately $85,845,000 and identified cost of approximately $84,464,000 on October 26, 2012, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from International Fund was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the

Reorganization, the net assets of the Portfolio were approximately $289,363,000. Immediately after the merger, the net assets of the Portfolio were approximately $375,641,000.

Upon closing of the Reorganization, shareholders of International Fund received shares of the Portfolio as follows:

International Fund	Active International Allocation Portfolio
Class A	Class H
Class B	Class H
Class R	Class H
Class W	Class H
Class C	Class L
Class I	Class I

Assuming the acquisition had been completed on January 1, 2012, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the year ended December 31, 2012, are as follows:

Net investment income(1)	$11,123,000
Net gain realized and unrealized gain(2)	$44,689,000
Net increase in net assets resulting from operations	$55,812,000

(1) Approximately $6,342,000 as reported, plus approximately $2,780,000 International Fund premerger, plus approximately $2,001,000 of estimated pro-forma eliminated expenses.

(2) Approximately $44,662,000 as reported, plus approximately $27,000 International Fund premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of International Fund that have been included in the Portfolio's Statement of Operations since December 31, 2012.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$3,881	$—		$—	$3,881
Air Freight & Logistics	1,768	—		—	1,768
Airlines	1,663	—		—	1,663
Auto Components	4,024	—		—	4,024
Automobiles	16,895	—		—	16,895
Beverages	5,368	—	@	—	5,368
Biotechnology	1,118	—		—	1,118
Building Products	3,017	—		—	3,017
Capital Markets	9,718	—		—	9,718
Chemicals	9,848	—		—	9,848
Commercial Banks	39,045	—		—	39,045
Commercial Services & Supplies	3,575	—		—	3,575
Communications Equipment	2,209	—		—	2,209
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Computers & Peripherals	$473	$—	$—		$473
Construction & Engineering	3,881	—	—		3,881
Construction Materials	1,698	—	—		1,698
Consumer Finance	131	—	—		131
Containers & Packaging	444	—	—		444
Distributors	2	—	—		2
Diversified Consumer Services	115	—	—		115
Diversified Financial Services	4,607	—	—	†	4,607
Diversified Telecommunication Services	9,625	—	—		9,625
Electric Utilities	3,061	—	—		3,061
Electrical Equipment	6,376	—	—		6,376
Electronic Equipment, Instruments & Components	5,104	—	—		5,104
Energy Equipment & Services	925	—	—		925
Food & Staples Retailing	6,770	—	—		6,770
Food Products	10,354	—	—		10,354
Gas Utilities	631	—	—		631
Health Care Equipment & Supplies	2,812	—	—		2,812
Health Care Providers & Services	831	—	—		831
Hotels, Restaurants & Leisure	3,308	—	—		3,308
Household Durables	1,468	—	—		1,468
Household Products	3,041	—	—		3,041
Industrial Conglomerates	5,040	—	—		5,040
Information Technology Services	1,986	—	—		1,986
Insurance	21,246	—	—		21,246
Internet Software & Services	588	—	—		588
Leisure Equipment & Products	615	—	—		615
Life Sciences Tools & Services	109	—	—		109
Machinery	9,098	—	—		9,098
Marine	972	—	—		972
Media	6,199	—	—		6,199
Metals & Mining	13,070	—	—		13,070
Multi-Utilities	4,049	—	—		4,049
Multi-line Retail	914	—	—		914
Office Electronics	662	—	—		662
Oil, Gas & Consumable Fuels	17,142	—	—		17,142
Paper & Forest Products	865	—	—		865
Personal Products	1,052	—	—		1,052
Pharmaceuticals	27,054	—	—		27,054
Professional Services	1,150	—	—		1,150
Real Estate Investment Trusts (REITs)	3,613	—	—		3,613
Real Estate Management & Development	6,064	—	—		6,064
Road & Rail	3,576	—	—		3,576

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Semiconductors & Semiconductor Equipment	$4,212	$—	$—		$4,212
Software	3,668	—	—		3,668
Specialty Retail	3,823	—	—		3,823
Textiles, Apparel & Luxury Goods	3,232	—	—		3,232
Tobacco	3,209	—	—		3,209
Trading Companies & Distributors	4,315	—	—		4,315
Transportation Infrastructure	331	—	—		331
Water Utilities	491	—	—		491
Wireless Telecommunication Services	10,046	—	—		10,046
Total Common Stocks	326,177	— @	—	†	326,177
Rights	7	—	—		7
Short-Term Investments
Investment Company	36,878	—	—		36,878
Repurchase Agreements	—	1,401	—		1,401
Total Short-Term Investments	36,878	1,401	—		38,279
Foreign Currency Forward Exchange Contracts	—	384	—		384
Futures Contracts	1,425	—	—		1,425
Total Assets	364,487	1,785	—	†	366,272
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(58)	—		(58)
Futures Contracts	(24)	—	—		(24)
Total Liabilities	(24)	(58)	—		(82)
Total	$364,463	$1,727	$—	†	$366,190

@  Value is less than $500

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $303,045,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. As of December 31, 2013, a security with a value of less than $500 transferred from Level 1 to Level 2. A security that was valued using an unadjusted quoted price at December 31, 2012 was valued using significant other inputs at December 31, 2013.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—	††
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	—
Realized gains (losses)	—
Ending Balance	$—	††
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2013	$—

††  Includes one security which is valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$384
Futures Contracts	Variation Margin	Equity Risk	1,425	(a)
Total			$1,809
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(58)
Futures Contracts	Variation Margin	Equity Risk	(24	)(a)
Total			$(82)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$2,647
Equity Risk	Futures Contracts	7,936
	Total	$10,583
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(48)
Equity Risk	Futures Contracts	1,255
	Total	$1,207

At December 31, 2013, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Foreign Currency Forward Exchange Contracts	$384	$(58)

(a) Excludes exchange traded derivatives.

(b) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than 0) (000)
Commonwealth Bank of Australia	$37	$—	$—	$37
Credit Suisse London Branch (GFX)	36	—	—	36
Deutsche Bank AG London	8	—	—	8
Royal Bank of Scotland	127	—	—	127
UBS AG	176	(46)	—	130
Total	$384	$(46)	$—	$338
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than 0) (000)
Bank of New York Mellon	$9	$—	$—	$9
State Street Bank and Trust Co.	3	—	—	3
UBS AG	46	(46)	—	0
Total	$58	$(46)	$—	$12

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$106,447,000
Futures Contracts:
Average monthly original value	$52,884,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than 0) (000)
$7,738	(a)	—	$(7,738	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Portfolio received cash collateral of approximately $8,117,000, of which approximately $7,763,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2013 there was uninvested cash of approximately $354,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $40,000 in the form of U.S. government agencies and U.S. government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.65%	0.60%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.57% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares, 1.15% for Class A shares and 1.65% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% and 1.75% for Class A and Class L shares, respectively. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time that the Directors act to discontinue all or a portion of such

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $226,000 of advisory fees were waived and approximately $65,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $108,539,000 and $141,890,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $61,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$33,607	$136,113	$132,842	$42	$36,878

The Portfolio had transactions with Mitsubishi UFJ Financial Group, Inc. and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 the Act.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

A summary of the Portfolio's transactions in shares of the Mitsubishi UFJ Financial Group, Inc. during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Realized Loss (000)	Dividend Income (000)	Value December 31, 2013 (000)
$1,436	—	$352	$(217)	$32	$1,368

From January 1, 2013 to June 30, 2013, the Portfolio incurred approximately $3,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$9,242	—	$4,665	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies, foreign taxes paid on capital gains and capital loss carryforwards permanently written off, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in-Capital (000)
$2,590	$(2,804)	$214

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$520	—

At December 31, 2013, the aggregate cost for Federal income tax purposes is $334,080,000. The aggregate gross unrealized appreciation is $56,085,000 and the aggregate gross unrealized depreciation is $25,702,000 resulting in net unrealized depreciation of $30,383,000.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

At December 31, 2013, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration*
$7,834	December 31, 2016
33,505	December 31, 2017

*  Includes capital losses acquired from Morgan Stanley International Fund that may be subject to limitation under IRC Section 382 in future years.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U. S. Federal income tax purposes of approximately $25,937,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2013, the Portfolio deferred to January 1, 2014 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
—	$531

I. Results of Special Shareholder Meeting (unaudited): On June 5, 2013 as adjourned to June 24, 2013 and July 17, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
2,796,930	114,427	328,689

J. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Active International Allocation Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Active International Allocation Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Active International Allocation Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2013. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $5,595,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $277,000 and has derived net income from sources within foreign countries amounting to approximately $9,552,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6. HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JPMorgan Fund Complex.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIAIAANN
812840 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Multi-Asset Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	34
Federal Tax Notice	35
U.S. Privacy Policy	36
Director and Officer Information	39

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Multi-Asset Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

Multi-Asset Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Multi-Asset Portfolio Class I	$1,000.00	$1,048.90	$1,020.01	$5.32	$5.24	1.03%
Multi-Asset Portfolio Class A@	1,000.00	1,047.30	1,018.65	6.71	6.61	1.30
Multi-Asset Portfolio Class L	1,000.00	1,044.10	1,016.18	9.22	9.10	1.79

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

Multi-Asset Portfolio

The Multi-Asset Portfolio seeks total return. The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., seeks to achieve this objective with an emphasis on positive absolute return and controlling downside portfolio risk.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 18.24%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its primary benchmark, the Bank of America Merrill Lynch U.S. Dollar 1-month LIBID Average Index (the "Index"), which returned 0.10%, and outperformed the secondary benchmark, the Customized MSIM Global Allocation Index (comprised of 60% MSCI All Country World Index, 30% Barclays Capital Global Aggregate Bond Index, 5% S&P GSCI Lite Energy Index, and 5% BofA Merrill Lynch U.S. Dollar 1-Month LIBID Average Index), which returned 11.91%.

Factors Affecting Performance

•  Global equities were up 25.5% in local currency terms in 2013, outperforming bonds, which fell 2.6%, and commodities, which fell 1.2%, as the global economic recovery gained momentum, particularly in developed markets, and the Federal Reserve (Fed) began to taper its quantitative easing program.i

•  U.S. equities were the regional outperformer (with the S&P 500 Index advancing 32.4%) amid relatively resilient economic data despite fiscal tightening in the first quarter. The U.S. added an average of 185,000 jobs per month during 2013, bringing the unemployment rate below 7%. The Fed spent much of the year deliberating when to withdraw monetary stimulus, given strengthening economic data, and ultimately announced it would taper the pace of asset purchases in December. The yield on the 10-year Treasury rose 127 basis points in 2013, ending the year above 3%.

•  Although turmoil surrounding the Italian elections and Cyprus' bailout weighed on investor sentiment in the first quarter, eurozone equities rose 21.5% in 2013 as a whole, as the economic recovery strengthened and broadened out to the periphery.ii Yields on Greek, Spanish, Portuguese, and Italian bonds fell, while German bund yields rose.

•  Emerging market equities lagged those of developed markets in 2013, with the MSCI Emerging Markets Index falling 2.6%, amid weaker economic data, concerns about the impact of the Fed's asset purchase tapering on the region, and worries over rapid loan growth and a likely property bubble in China.

•  Japanese equities soared, with the MSCI Japan Index up 54.6% in local currency terms, as Prime Minister Shinzo Abe and Bank of Japan Governor Haruhiko Kuroda embarked on a bold economic and monetary experiment to lift Japan out of deflation. A substantial portion of Japan's equity market outperformance was attributable to currency translation, as the Japanese yen fell 17.7% during the year. In U.S. dollar terms, the MSCI Japan Index rose 27.2%.

•  The Portfolio's strongest performing positions in 2013 were short positions related to our China and emerging market slowdown theme. In particular, the top contributors included the Portfolio's short positions in the Australian dollar; in emerging market equities relative to developed market equities; in copper relative to U.S. equities; and in mining machinery, iron ore, and China banks stocks, all relative to global equities.

•  On balance, positions related to our eurozone recovery theme did not materially impact performance in 2013. Strong gains toward the end of the year from our long positions in the bonds of peripheral eurozone countries, such as Spain, Greece, and Portugal, were offset by losses early in the year from our long positions in eurozone equities, such as France, Germany, Spain, and Italy, all relative to U.S. equities. Our long position in eurozone domestic auto manufacturers relative to global equities also detracted from performance.

•  Our yield bubble unwind theme added to performance during 2013. Contributors included a short position in U.S. real estate investment trusts (REITs) relative to U.S. equities and a short position in high dividend yielding U.S. equities relative to low dividend yielding U.S. equities.

Management Strategies

•  As of December 31, 2013, the Portfolio's net equity exposure was approximately 19%, net fixed income

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

exposure was approximately 30%, and the Portfolio had no active commodity positions.iii

•  Heading into 2014, we remain cautiously optimistic on risky assets globally. We continue to be more constructive on developed markets than on emerging markets, with a preference for Europe over the U.S. We continue to believe many yield-sensitive assets are overvalued globally, and are likely to re-price as U.S. monetary policy becomes gradually less accommodative. We maintain short positions in yield plays, such as U.S. REITs and high dividend yielding equities.

•  We maintain low net equity exposure, as the U.S. stock market appears very overvalued on normalized metrics. We believe that the U.S. stock market could potentially see positive performance in 2014. However we believe this positive performance could be interrupted by a correction, as higher interest rates cause multiples to contract in excess of earnings growth. Such a correction is likely to be deeper than the average Fed tightening/mid-cycle correction, given record-high margins. This increased volatility is common to the late stages of bull markets.

•  We are long eurozone risk assets — including financials and peripheral equities and bonds — as we are optimistic that the eurozone will continue to recover from highly-depressed economic conditions for several reasons. First, economic activity indicators have already turned. Second, the bulk of fiscal tightening has been implemented. Third, credit conditions have begun to improve, with peripheral bond yields declining during the fourth quarter and eurozone credit standards approaching pre-crisis levels. Finally, from a structural standpoint, substantial adjustment has been accomplished, and internal devaluations have helped to restore competitiveness in economies such as Spain and Greece. Despite these improvements in the underlying fundamentals, by our measures, eurozone stocks remain 40% below their 2007 highs. On stable measures of equity market value such as price-to-book, eurozone equities are trading at a 43% discount to U.S. equities, well below the historical average discount of 29%. This is in part because earnings remain extremely depressed in the region, but we believe even a modest pace of recovery (1.5% GDP growth) could translate to earnings-per-share growth of roughly 10% in 2014.

•  We expect Japanese equities to underperform and therefore maintain a short position in the Portfolio, relative to global equities, without hedging currency exposure. With Japanese equities valued at the same price-to-forward earnings multiple as global equities and investors still optimistically positioned, we believe the coming moderation of Japan's growth as it reverts to its fundamental trend pace will disappoint. First, we expect that by 2015 most of the stimulus-driven upswing in growth will fizzle out. Second, we think there is a substantial risk that the weak yen, far from boosting growth, to the contrary, will (and indeed has already begun to) dampen consumption. Third, Japan's economy faces fiscal contraction in coming years. Lastly, we are deeply skeptical of the potential for a change in Japan's structural growth trend given the economy's natural constraints and the range of policies contemplated by Abenomics.

•  We are short assets exposed to China's credit cycle and the commodity supply chain, as well as emerging market currencies and equities (including consumer plays). We expect growth in emerging markets to continue to disappoint. History has shown that the winners of one decade are rarely winners of the next, and it is clear that emerging markets were the big winners of the 2000s. This argues against emerging markets outperforming again in the 2010s. Emerging market economies are transitioning to a lower pace of economic growth, which will likely result in lower corporate profitability. Markets have begun to reflect this new regime partly, but not fully. Thus, we expect further underperformance over the next one to two years.

•  All told, our main themes continue to be centered around the unwinding of the yield bubble, the end of China's economic boom, the emerging market growth reset (to a lower level), and the eurozone recovery, as well as a few idiosyncratic ones such as short Japanese equities.

i  Global equities, bonds and commodities are represented by the MSCI All Country World Index, Barclays Capital Global Aggregate Total Return Index Unhedged, and S&P GSCI Total Return Index, respectively.

ii  Eurozone equities are represented by the Eurostoxx 50 Total Return Index

iii  The Portfolio seeks to achieve a consistent level of positive absolute returns while controlling downside portfolio risk. The Portfolio seeks to achieve this objective by taking the majority of risk through hedged or paired (long/short) trades. As the Portfolio's primary benchmark (the Bank of America Merrill Lynch U.S. Dollar 1-month LIBID Average Index) represents cash, the Portfolio will maintain, from time to time, significant exposure to a risk-free asset class.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on June 22, 2012.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+ and L shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Bank of America Merrill Lynch US Dollar 1-Month LIBID Average Index(1), the Morgan Stanley Capital International (MSCI) All Country World Index(2), the Customized MSIM Global Allocation Index(3) and the Lipper Global Flexible Portfolio Funds Index(4)

	Period Ended December 31, 2013 Total Returns(5)
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(6)	18.24%	—	—	14.89%
Bank of America Merrill Lynch US Dollar 1-Month LIBID Average Index	0.10			0.10
MSCI All Country World Index	22.80	—	—	23.70
The Customized MSIM Global Allocation Index	11.91	—	—	14.01
Lipper Global Flexible Portfolio Funds Index	13.34	—	—	14.92
Portfolio — Class A+ Shares w/o sales charges(6)	17.86	—	—	14.58
Portfolio — Class A+ Shares with maximum 5.25% sales charges(6)	11.68	—	—	10.63
Bank of America Merrill Lynch US Dollar 1-Month LIBID Average Index	0.10	—	—	0.10
MSCI All Country World Index	22.80	—	—	23.70
The Customized MSIM Global Allocation Index	11.91	—	—	14.01
Lipper Global Flexible Portfolio Funds Index	13.34	—	—	14.92
Portfolio — Class L Shares w/o sales charges(6)	17.23	—	—	13.97
Bank of America Merrill Lynch US Dollar 1-Month LIBID Average Index	0.10	—	—	0.10
MSCI All Country World Index	22.80	—	—	23.70
The Customized MSIM Global Allocation Index	11.91	—	—	14.01
Lipper Global Flexible Portfolio Funds Index	13.34	—	—	14.92

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The Bank of America Merrill Lynch US Dollar 1-Month LIBID Average Index tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

The index purchases a new instrument each day, priced at par, having exactly its stated maturity and with a coupon equal to that day's fixing rate. All issues are held to maturity. Therefore, each day the index is comprised of a basket of securities. The index is not marked to market. The returns of the index represent the accrued income generated by the equally weighted average of all the coupons in the basket for a given day. It is not possible to invest directly in an index. The primary benchmark was changed from MSCI All Country World Index to The Bank of America Merrill Lynch US Dollar 1-Month LIBID Average Index in August 2013.

(2)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Customized MSIM Global Allocation Index is comprised of 60% MSCI All-Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Barclay Capital Global Aggregate Bond Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market), and 5% Bank of America/Merrill Lynch US Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  The Lipper Global Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Flexible Portfolio Funds classification.

(5)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(6)  Commenced operations on June 22, 2012.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Short-Term Investments	66.7%
Sovereign	15.5
Other*	11.5
Commercial Banks	6.3
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long/short futures contracts with an underlying face amount of approximately $167,840,000 and net unrealized appreciation of approximately $1,424,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $38,000. Does not include open swap agreements with net unrealized depreciation of approximately $636,000.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

Multi-Asset Portfolio

	Shares	Value (000)
Common Stocks (17.1%)
Austria (0.1%)
Erste Group Bank AG	2,708	$94
Raiffeisen Bank International AG	514	18
		112
Belgium (0.2%)
Anheuser-Busch InBev N.V.	1,292	137
Colruyt SA	123	7
Delhaize Group SA	166	10
KBC Groep N.V.	2,409	137
Viohalco SA (a)	586	3
		294
Denmark (0.0%)
Carlsberg A/S Series B	176	19
Finland (0.0%)
Kesko Oyj, Class B	103	4
France (2.4%)
BNP Paribas SA	10,440	814
Carrefour SA	954	38
Casino Guichard Perrachon SA	92	11
Credit Agricole SA (a)	10,497	134
Danone	933	67
L'Oreal SA	388	68
Natixis	9,738	57
Pernod-Ricard SA	342	39
Peugeot SA (a)	113,228	1,470
Remy Cointreau SA	39	3
Societe Generale SA	7,377	429
		3,130
Germany (0.2%)
Beiersdorf AG	162	16
Commerzbank AG (a)	10,165	164
Henkel AG & Co., KGaA	213	22
Metro AG	205	10
Suedzucker AG	132	4
		216
Greece (0.3%)
Aegean Airlines SA (a)	101	1
Alpha Bank AE (a)	27,401	24
Athens Water Supply & Sewage Co., SA (The)	370	4
Diagnostic & Therapeutic Center of Athens Hygeia SA (a)	1,174	1
Ellaktor SA (a)	1,280	6
Elval - Hellenic Aluminium Industry SA (a)	200	1
Folli Follie SA (a)	696	22
Fourlis Holdings SA (a)	737	4
Frigoglass SA (a)	360	2
GEK Terna Holding Real Estate Construction SA (a)	1,552	7
Hellenic Exchanges - Athens Stock Exchange SA Holding	1,641	18
Hellenic Petroleum SA	429	4
Hellenic Telecommunications Organization SA (a)	5,464	73
Intracom Holdings SA (Registered) (a)	2,679	2
	Shares	Value (000)
Intralot SA-Integrated Lottery Systems & Services	4,279	$11
JUMBO SA (a)	491	8
Marfin Investment Group Holdings SA (a)	7,273	4
Metka SA	355	6
MLS Multimedia SA (a)	223	1
Motor Oil Hellas Corinth Refineries SA	557	6
Mytilineos Holdings SA (a)	939	7
National Bank of Greece SA (a)	7,243	38
OPAP SA	4,678	62
Piraeus Bank SA (a)	20,802	44
Piraeus Port Authority	125	3
Public Power Corp. SA	2,987	44
Sidenor Steel Products Manufacturing Co., SA (a)	879	2
Terna Energy SA (a)	958	5
Thessaloniki Port Authority SA	39	1
Titan Cement Co., SA (a)	1,240	34
		445
Ireland (0.1%)
Bank of Ireland (a)	221,581	77
Kerry Group PLC, Class A	241	17
		94
Italy (2.4%)
Banca Monte dei Paschi di Siena SpA (a)	67,201	16
Intesa Sanpaolo SpA	574,380	1,418
UniCredit SpA	214,977	1,591
Unione di Banche Italiane SCPA	8,999	61
		3,086
Japan (0.3%)
Aeon Co., Ltd.	1,700	23
Ajinomoto Co., Inc.	1,000	15
Asahi Group Holdings Ltd.	1,000	28
Calbee, Inc.	100	3
Coca-Cola West Co., Ltd.	100	2
FamilyMart Co., Ltd.	100	5
Japan Tobacco, Inc.	3,100	101
Kao Corp.	1,600	50
Kirin Holdings Co., Ltd.	1,000	14
Lawson, Inc.	100	8
MEIJI Holdings Co., Ltd.	100	7
Nisshin Seifun Group, Inc.	500	5
Nissin Foods Holdings Co., Ltd.	100	4
Seven & I Holdings Co., Ltd.	2,000	79
Shiseido Co., Ltd.	1,000	16
Suntory Beverage & Food Ltd.	200	6
Unicharm Corp.	200	11
Yakult Honsha Co., Ltd.	100	5
		382
Netherlands (0.1%)
Heineken Holding N.V.	164	10
Heineken N.V.	373	25
Koninklijke Ahold N.V.	1,637	30
Unilever N.V. CVA	2,633	106
		171

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
Norway (0.0%)
Orkla ASA	1,237	$10
Poland (0.1%)
Jeronimo Martins SGPS SA	5,629	110
Portugal (0.5%)
Altri SGPS SA	2,302	7
Banco BPI SA (a)	12,636	21
Banco Comercial Portugues SA (a)	539,108	124
Banco Espirito Santo SA (Registered) (a)	97,686	140
EDP - Energias de Portugal SA	36,551	134
Galp Energia SGPS SA	6,944	114
Mota-Engil SGPS SA	1,396	8
Portucel SA	1,780	7
Portugal Telecom SGPS SA (Registered)	23,710	103
Sonae	7,811	11
Sonaecom - SGPS SA	3,564	13
Zon Optimus SGPS SA	1,746	13
		695
South Africa (0.1%)
SABMiller PLC	1,552	80
Spain (1.7%)
Banco Bilbao Vizcaya Argentaria SA	58,825	724
Banco de Sabadell SA	35,703	93
Banco Popular Espanol SA (a)	13,500	81
Banco Santander SA	119,851	1,073
Bankia SA (a)	43,247	73
CaixaBank SA	12,623	66
Distribuidora Internacional de Alimentacion SA	979	9
EDP Renovaveis SA	7,948	42
		2,161
Sweden (0.0%)
Svenska Cellulosa AB SCA, Class B	931	29
Swedish Match AB	328	10
		39
Switzerland (0.3%)
Aryzta AG (a)	140	11
Barry Callebaut AG (Registered) (a)	2	2
Coca-Cola HBC AG (a)	1,359	39
Lindt & Spruengli AG	1	5
Nestle SA (Registered)	5,205	381
		438
United Kingdom (0.5%)
Associated British Foods PLC	574	23
British American Tobacco PLC	3,086	166
Diageo PLC	4,074	135
Imperial Tobacco Group PLC	1,580	61
J Sainsbury PLC	1,981	12
Reckitt Benckiser Group PLC	1,037	82
Tate & Lyle PLC	743	10
Tesco PLC	13,178	73
Unilever PLC	2,058	85
WM Morrison Supermarkets PLC	3,540	15
		662
	Shares	Value (000)
United States (7.8%)
AAON, Inc.	894	$29
Aaron's, Inc.	3,162	93
Actuant Corp., Class A	2,496	91
Acuity Brands, Inc.	852	93
Advance Auto Parts, Inc.	832	92
AGCO Corp.	1,578	93
Allergan, Inc.	870	97
Altria Group, Inc.	2,854	110
AMETEK, Inc.	1,756	93
Analogic Corp.	678	60
Archer-Daniels-Midland Co.	929	40
Arkansas Best Corp.	2,643	89
Avon Products, Inc.	606	10
Balchem Corp.	817	48
Bank of America Corp.	5,727	89
Beam, Inc.	205	14
Belden, Inc.	1,296	91
Brown-Forman Corp., Class B	174	13
Brunswick Corp.	1,988	92
Bunge Ltd.	210	17
Cabot Oil & Gas Corp.	2,355	91
Cal-Maine Foods, Inc.	668	40
Callaway Golf Co.	4,951	42
Campbell Soup Co.	290	13
Cantel Medical Corp.	1,881	64
Cash America International, Inc.	1,481	57
Cathay General Bancorp	2,837	76
CF Industries Holdings, Inc.	396	92
Church & Dwight Co., Inc.	193	13
Cigna Corp.	1,057	92
Cimarex Energy Co.	879	92
CIRCOR International, Inc.	649	52
Citigroup, Inc. (See Note G)	1,739	91
Clorox Co. (The)	184	17
Coca-Cola Co. (The)	5,709	236
Coca-Cola Enterprises, Inc.	368	16
Colgate-Palmolive Co.	1,298	85
ConAgra Foods, Inc.	589	20
Constellation Brands, Inc., Class A (a)	232	16
Cooper Cos., Inc. (The)	736	91
Costco Wholesale Corp.	614	73
CR Bard, Inc.	683	92
CST Brands, Inc.	2,552	94
Cubic Corp.	1,095	58
CVS Caremark Corp.	1,722	123
Cytec Industries, Inc.	1,013	94
Danaher Corp.	1,177	91
Deltic Timber Corp.	273	19
DENTSPLY International, Inc.	1,866	90
Dr. Pepper Snapple Group, Inc.	288	14
Eagle Materials, Inc.	1,238	96
EMCOR Group, Inc.	2,238	95

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
United States (cont'd)
Encore Wire Corp.	602	$33
Energizer Holdings, Inc.	87	9
Ensign Group, Inc. (The)	901	40
EOG Resources, Inc.	545	92
EQT Corp.	1,034	93
Estee Lauder Cos., Inc. (The), Class A	337	25
Fair Isaac Corp.	1,499	94
FedEx Corp.	646	93
FEI Co.	1,019	91
Financial Engines, Inc.	1,339	93
Franklin Electric Co., Inc.	1,619	72
General Mills, Inc.	911	45
Global Payments, Inc.	1,466	95
Green Mountain Coffee Roasters, Inc. (a)	195	15
Heartland Express, Inc.	2,919	57
Heartland Payment Systems, Inc.	1,937	97
Herbalife Ltd.	123	10
Hershey Co. (The)	220	21
Hormel Foods Corp.	205	9
Interface, Inc.	2,320	51
International Speedway Corp., Class A	704	25
Invacare Corp.	1,483	34
JM Smucker Co. (The)	153	16
Jones Lang LaSalle, Inc.	904	93
KB Home	5,477	100
Kellogg Co.	367	22
Kimberly-Clark Corp.	537	56
Kraft Foods Group, Inc.	858	46
Kroger Co. (The)	696	28
La-Z-Boy, Inc.	3,040	94
Landstar System, Inc.	1,605	92
Lennar Corp., Class A	2,435	96
Lindsay Corp.	1,095	91
Loews Corp.	1,908	92
Lorillard, Inc.	537	27
Mastercard, Inc., Class A	112	94
MAXIMUS, Inc.	2,095	92
McCormick & Co., Inc.	170	12
McKesson Corp.	562	91
Mead Johnson Nutrition Co.	288	24
Minerals Technologies, Inc.	1,173	70
Molson Coors Brewing Co., Class B	213	12
Mondelez International, Inc., Class A	2,403	85
Monster Beverage Corp. (a)	201	14
Olympic Steel, Inc.	362	11
PepsiCo, Inc.	2,171	180
PerkinElmer, Inc.	2,229	92
Perrigo Co., PLC	525	81
Philip Morris International, Inc.	2,352	205
Pioneer Natural Resources Co.	480	88
	Shares		Value (000)
PolyOne Corp.		2,646	$94
Power Integrations, Inc.		1,549	86
Precision Castparts Corp.		342	92
PrivateBancorp, Inc.		3,194	92
Procter & Gamble Co. (The)		3,852	314
PVH Corp.		689	94
QEP Resources, Inc.		2,961	91
Range Resources Corp.		1,103	93
Reynolds American, Inc.		467	23
Roper Industries, Inc.		674	93
Ryland Group, Inc. (The)		2,267	98
Safeway, Inc.		340	11
SM Energy Co.		1,106	92
Sonic Automotive, Inc., Class A		3,592	88
Standex International Corp.		443	28
Stewart Information Services Corp.		1,607	52
Sysco Corp.		828	30
Textron, Inc.		2,769	102
Thermo Fisher Scientific, Inc.		834	93
Titan International, Inc.		4,225	76
Tractor Supply Co.		1,217	94
Triumph Group, Inc.		1,220	93
Tyson Foods, Inc., Class A		3,063	103
UniFirst Corp.		872	93
Universal Health Services, Inc., Class B		1,142	93
UTi Worldwide, Inc.		5,370	94
Valmont Industries, Inc.		623	93
Visa, Inc., Class A		417	93
Vulcan Materials Co.		1,578	94
Wabtec Corp.		1,222	91
Wal-Mart Stores, Inc.		2,328	183
Walgreen Co.		1,271	73
Whole Foods Market, Inc.		2,046	118
Wintrust Financial Corp.		1,973	91
World Fuel Services Corp.		2,135	92
Zions Bancorporation		3,086	92
			10,119
Total Common Stocks (Cost $21,170)			22,267
Investment Company (0.0%)
United States (0.0%)
SPDR S&P 500 ETF Trust (Cost $50)		303	56
	Face Amount (000)
Fixed Income Securities (15.0%)
Greece (1.4%)
Sovereign (1.4%)
Hellenic Republic Government Bond, 2.00%, 2/24/23 - 2/24/28 (b)	EUR	2,100	1,811

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Face Amount (000)		Value (000)
Portugal (13.1%)
Sovereign (13.1%)
Portugal Obrigacoes do Tesouro OT, 3.35%, 10/15/15 (c)	EUR	3,150	$4,375
3.60%, 10/15/14 (c)		3,183	4,445
5.65%, 2/15/24 (c)		1,474	1,960
4.95%, 10/25/23 (c)		4,937	6,282
			17,062
Spain (0.5%)
Sovereign (0.5%)
Spain Government Bond, 3.75%, 10/31/15		470	674
Total Fixed Income Securities (Cost $18,404)			19,547
	Shares
Short-Term Investments (64.3%)
Investment Company (63.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $82,396)		82,395,993	82,396
	Face Amount (000)	Value (000)
U.S. Treasury Securities (1.1%)
U.S. Treasury Bills, 0.03%, 1/30/14 (d)	$111	$111
0.04%, 1/30/14 (d)	527	527
0.08%, 4/17/14 (d)	833	833
Total U.S. Treasury Securities (Cost $1,471)		1,471
Total Short-Term Investments (Cost $83,867)		83,867
Total Investments (96.4%) (Cost $123,491) (e)		125,737
Other Assets in Excess of Liabilities (3.6%)		4,676
Net Assets (100.0%)		$130,413

(a)  Non-income producing security.

(b)  Multi-step coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2013. Maturity date disclosed is the ultimate maturity date.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Rate shown is the yield to maturity at December 31, 2013.

(e)  Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and swap agreements.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

SPDR  Standard & Poor's Depository Receipt.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2013:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	EUR	4,380	$6,025	1/16/14	USD	6,013	$6,013	$(12)
Bank of America NA	RUB	31,511	957	1/16/14	USD	929	929	(28)
Bank of America NA	RUB	17,082	518	1/16/14	USD	506	506	(12)
Bank of America NA	USD	1,443	1,443	1/16/14	RUB	48,594	1,475	32
Bank of Montreal	TRY	821	381	1/16/14	USD	400	400	19
Bank of Montreal	TRY	344	159	1/16/14	USD	161	161	2
Bank of Montreal	USD	1,045	1,045	1/16/14	EUR	761	1,047	2
Citibank NA	IDR	1,961,600	161	1/16/14	USD	160	160	(1)
Citibank NA	IDR	4,777,339	392	1/16/14	USD	395	395	3
Commonwealth Bank of Australia	AUD	900	803	1/16/14	USD	801	801	(2)
Commonwealth Bank of Australia	AUD	4,689	4,183	1/16/14	USD	4,160	4,160	(23)
Commonwealth Bank of Australia	USD	877	877	1/16/14	EUR	639	879	2
Deutsche Bank AG London	AUD	654	583	1/16/14	USD	584	584	1
Deutsche Bank AG London	CAD	107	101	1/16/14	USD	101	101	(— @)
Deutsche Bank AG London	EUR	358	492	1/16/14	USD	490	490	(2)
Deutsche Bank AG London	EUR	2,549	3,506	1/16/14	USD	3,499	3,499	(7)
Deutsche Bank AG London	JPY	359,226	3,411	1/16/14	USD	3,497	3,497	86
Deutsche Bank AG London	JPY	169,188	1,607	1/16/14	USD	1,610	1,610	3
Deutsche Bank AG London	USD	300	300	1/16/14	CHF	266	299	(1)
Deutsche Bank AG London	USD	2,093	2,093	1/16/14	EUR	1,519	2,090	(3)
Deutsche Bank AG London	USD	23	23	1/16/14	SEK	152	24	1
Goldman Sachs International	EUR	569	783	1/16/14	USD	778	778	(5)
Goldman Sachs International	EUR	11,567	15,913	1/16/14	USD	15,881	15,881	(32)
Goldman Sachs International	USD	1,053	1,053	1/16/14	EUR	765	1,052	(1)
Goldman Sachs International	USD	29	29	1/16/14	HKD	223	29	(— @)
JPMorgan Chase Bank	EUR	137	188	1/16/14	USD	188	188	(— @)
JPMorgan Chase Bank	INR	25,631	413	1/16/14	USD	410	410	(3)
JPMorgan Chase Bank	INR	9,908	160	1/16/14	USD	160	160	— @

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank	USD	40	$40	1/16/14	DKK	217	$40	$— @
JPMorgan Chase Bank	ZAR	4,123	392	1/16/14	USD	396	396	4
JPMorgan Chase Bank	ZAR	1,676	159	1/16/14	USD	160	160	1
Royal Bank of Scotland	BRL	417	176	1/16/14	USD	177	177	1
Royal Bank of Scotland	BRL	376	159	1/16/14	USD	159	159	(— @)
Royal Bank of Scotland	EUR	156	214	1/16/14	USD	214	214	(— @)
Royal Bank of Scotland	MXN	792	61	1/16/14	USD	61	61	— @
Royal Bank of Scotland	USD	801	801	1/16/14	EUR	581	798	(3)
State Street Bank and Trust Co.	USD	880	880	1/16/14	CHF	782	876	(4)
State Street Bank and Trust Co.	USD	224	224	1/16/14	EUR	162	223	(1)
State Street Bank and Trust Co.	USD	432	432	1/16/14	GBP	266	441	9
State Street Bank and Trust Co.	USD	76	76	1/16/14	SEK	500	78	2
UBS AG	EUR	575	792	1/16/14	USD	790	790	(2)
UBS AG	JPY	48,509	461	1/16/14	USD	462	462	1
UBS AG	RUB	67,456	2,047	1/16/14	USD	2,022	2,022	(25)
UBS AG	USD	101	101	1/16/14	CAD	107	101	(— @)
UBS AG	USD	1,017	1,017	1/16/14	CHF	903	1,012	(5)
UBS AG	USD	269	269	1/16/14	CHF	241	270	1
UBS AG	USD	187	187	1/16/14	EUR	137	188	1
UBS AG	USD	194	194	1/16/14	GBP	118	196	2
UBS AG	USD	2,976	2,976	1/16/14	GBP	1,833	3,035	59
UBS AG	USD	771	771	1/16/14	HKD	5,976	771	(— @)
UBS AG	USD	250	250	1/16/14	JPY	25,692	244	(6)
UBS AG	USD	161	161	1/16/14	KRW	169,588	161	(— @)
UBS AG	USD	2,005	2,005	1/16/14	RUB	67,456	2,048	43
UBS AG	USD	670	670	1/16/14	SEK	4,409	686	16
Bank of America NA	RUB	3,233	97	2/20/14	USD	94	94	(3)
Bank of America NA	RUB	48,594	1,466	2/20/14	USD	1,435	1,435	(31)
Bank of America NA	USD	3,580	3,580	2/20/14	RUB	119,283	3,599	19
UBS AG	RUB	67,456	2,036	2/20/14	USD	1,994	1,994	(42)
Bank of America NA	RUB	67,579	2,030	3/20/14	USD	2,041	2,041	11
Bank of America NA	RUB	119,283	3,583	3/20/14	USD	3,564	3,564	(19)
Bank of America NA	USD	2,529	2,529	3/20/14	RUB	84,011	2,523	(6)
Bank of America NA	USD	944	944	3/20/14	RUB	31,417	944	(— @)
Bank of America NA	USD	220	220	3/20/14	RUB	7,317	220	— @
Bank of America NA	USD	1,930	1,930	3/20/14	RUB	64,117	1,926	(4)
			$81,529				$81,567	$38

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2013:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
ASX Spi 200 Index (Australia)	6	$712	Mar-14	$32
Australian 10 yr. Bond (Australia)	12	1,229	Mar-14	8
CAC 40 Index (France)	2	118	Jan-14	6
Euro BTP Italian Government Bond (Italy)	7	1,106	Mar-14	1
Euro OAT (Germany)	8	1,446	Mar-14	(12)
Euro Stoxx 50 Index (Germany)	443	18,941	Mar-14	652
FTSE 100 Index (United Kingdom)	14	1,553	Mar-14	40
FTSE MIB Index (Italy)	10	1,309	Mar-14	55
IBEX 35 Index (Spain)	13	1,765	Jan-14	72
MSCI Emerging Market E Mini (United States)	7	356	Mar-14	6
NIKKEI 225 Index (Japan)	39	3,026	Mar-14	152
S&P 500 E MINI Index (United States)	373	34,336	Mar-14	695
U.S. Treasury 10 yr. Note (United States)	420	51,680	Mar-14	(635)
UK Long Gilt Bond (United Kingdom)	10	1,764	Mar-14	(7)

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Futures Contracts (cont'd):

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Short:
German Euro Bund (Germany)	232	$(44,418)	Mar-14	$517
TOPIX Index (Japan)	33	(4,081)	Mar-14	(158)
				$1,424

Total Return Swap Agreements:

The Portfolio had the following total return swap agreements open at December 31, 2013:

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
Bank of America	Merrill Lynch U.S. REIT Custom Basket	$1,345	3-Month USD-LIBOR-minus 0.10%	Pay	7/8/14	$— @
Bank of America	Merrill Lynch U.S. REIT Custom Basket	758	3-Month USD-LIBOR-minus 0.10%	Pay	7/11/14	— @
Bank of America	Merrill Lynch U.S. REIT Custom Basket	165	3-Month USD-LIBOR-minus 0.10%	Pay	7/11/14	— @
Bank of America	Merrill Lynch U.S. REIT Custom Basket	399	3-Month USD-LIBOR-minus 0.15%	Pay	7/11/14	— @
Bank of America	Merrill Lynch U.S. REIT Custom Basket	233	3-Month USD-LIBOR-minus 0.15%	Pay	7/11/14	— @
Bank of America	Merrill Lynch U.S. REIT Custom Basket	745	3-Month USD-LIBOR-minus 0.15%	Pay	8/11/14	— @
Bank of America	MSCI Daily Total Return Europe Net Food Beverage & Tobacco Index	919	3-Month USD-LIBOR-minus 0.27%	Pay	12/24/14	(31)
Bank of America	Merrill Lynch Custom European Stock Index	6,563	3-Month EUR-EURIBOR-minus 0.04%	Receive	9/26/14	251
Bank of America	Merrill Lynch Custom European Stock Index	6,566	3-Month EUR-EURIBOR-minus 0.28%	Pay	9/26/14	(248)
Barclays Bank	Barclays Custom International Retail Basket	279	3-Month USD-LIBOR-minus 0.65%	Pay	10/21/14	3
Barclays Bank	Barclays Custom International Retail Basket	2,752	3-Month USD-LIBOR-minus 0.65%	Pay	10/23/14	29
Barclays Bank	Barclays Custom International Retail Basket	299	3-Month USD-LIBOR-minus 0.65%	Pay	10/23/14	2
Barclays Bank	Barclays Custom International Retail Basket	426	3-Month USD-LIBOR-minus 0.65%	Pay	10/23/14	(9)
Barclays Bank	Barclays Custom International Retail Basket	209	3-Month USD-LIBOR-minus 0.65%	Pay	10/23/14	(3)
Barclays Bank	Barclays Custom International Retail Basket	592	3-Month USD-LIBOR-minus 0.65%	Pay	10/23/14	(23)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index	825	3-Month USD-LIBOR-minus 0.28%	Pay	8/20/14	— @
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index	456	3-Month USD-LIBOR-minus 0.28%	Pay	8/21/14	(1)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index	511	3-Month USD-LIBOR-minus 0.28%	Pay	8/21/14	(1)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index	2,955	3-Month USD-LIBOR-minus 0.28%	Pay	8/21/14	(6)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index	504	3-Month USD-LIBOR-minus 0.28%	Pay	8/21/14	(10)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index	260	3-Month USD-LIBOR-minus 0.28%	Pay	8/21/14	(4)
Goldman Sachs International	Goldman Sachs Custom Mortgage REIT Index	2,243	3-Month USD-LIBOR-minus 0.28%	Pay	8/21/14	(10)

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Total Return Swap Agreements (cont'd):

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	Goldman Sachs EU Chemicals Custom Basket	$169	3-Month EUR-EURIBOR-minus 0.10%	Pay	10/13/14	$(4)
Goldman Sachs International	Goldman Sachs EU Chemicals Custom Basket	1,902	3-Month EUR-EURIBOR-minus 0.10%	Pay	10/13/14	(246)
Goldman Sachs International	Goldman Sachs EU Chemicals Custom Basket	404	3-Month EUR-EURIBOR-minus 0.10%	Pay	10/13/14	(2)
Goldman Sachs International	Goldman Sachs EU Chemicals Custom Basket	339	3-Month EUR-EURIBOR-minus 0.20%	Pay	10/13/14	(21)
Goldman Sachs International	Goldman Sachs EU Chemicals Custom Basket	231	3-Month EUR-EURIBOR-minus 0.10%	Pay	10/13/14	(4)
Goldman Sachs International	Goldman Sachs EU Chemicals Custom Basket	203	3-Month EUR-EURIBOR-minus 0.10%	Pay	10/14/14	(5)
Goldman Sachs International	Goldman Sachs Custom Client Basket	5,459	3-Month USD-LIBOR-minus 0.19%	Pay	11/24/14	(64)
Goldman Sachs International	Goldman Sachs Custom Client Basket	2,210	3-Month USD-LIBOR-minus 0.19%	Pay	11/24/14	(1)
Goldman Sachs International	Goldman Sachs Custom Miners Index	1,020	3-Month USD-LIBOR-minus 0.51%	Pay	11/26/14	(15)
Goldman Sachs International	Goldman Sachs Custom Miners Index	140	3-Month USD-LIBOR-minus 0.51%	Pay	11/26/14	(6)
Goldman Sachs International	Goldman Sachs Custom Miners Index	439	3-Month USD-LIBOR-minus 0.51%	Pay	11/26/14	(2)
Goldman Sachs International	Goldman Sachs China Retail Custom Basket	8,255	3-Month HKD-HIBOR-minus 0.65%	Pay	12/15/14	38
Goldman Sachs International	Goldman Sachs China Retail Custom Basket	4,489	3-Month HKD-HIBOR-minus 0.65%	Pay	12/15/14	—
Goldman Sachs International	Goldman Sachs India Banks Index	1,799	3-Month USD-LIBOR-minus 0.45%	Pay	12/23/14	(31)
Goldman Sachs International	Goldman Sachs India Banks Index	749	3-Month USD-LIBOR-minus 0.45%	Pay	12/23/14	(1)
JPMorgan Chase Bank	MSCI U.S. REIT Index	922	3-Month USD-LIBOR-minus 0.28%	Pay	7/11/14	13
JPMorgan Chase Bank	MSCI U.S. REIT Index	499	3-Month USD-LIBOR-minus 0.28%	Pay	7/11/14	22
JPMorgan Chase Bank	MSCI U.S. REIT Index	600	3-Month USD-LIBOR-minus 0.28%	Pay	7/11/14	1
JPMorgan Chase Bank	MSCI U.S. REIT Index	610	3-Month USD-LIBOR-minus 0.32%	Pay	7/11/14	(5)
JPMorgan Chase Bank	MSCI U.S. REIT Index	410	3-Month USD-LIBOR-minus 0.28%	Pay	7/11/14	28
JPMorgan Chase Bank	MSCI U.S. REIT Index	157	3-Month USD-LIBOR-minus 0.20%	Pay	7/11/14	1
JPMorgan Chase Bank	MSCI U.S. REIT Index	2,879	3-Month USD-LIBOR-minus 0.32%	Pay	7/11/14	12
JPMorgan Chase Bank	MSCI Daily Total Return Europe Net Food Beverage & Tobacco Index	3,293	3-Month USD-LIBOR-minus 0.22%	Pay	8/16/14	(80)
JPMorgan Chase Bank	MSCI Daily Total Return Europe Net Household & Personal Products Index	352	3-Month USD-LIBOR-minus 0.39%	Pay	8/16/14	(23)
JPMorgan Chase Bank	MSCI Daily Total Return Europe Net Food Beverage & Tobacco Index	1,005	3-Month USD-LIBOR-minus 0.22%	Pay	8/18/14	(24)
JPMorgan Chase Bank	MSCI Daily Total Return Europe Net Food Beverage & Tobacco Index	1,052	3-Month USD-LIBOR-minus 0.22%	Pay	8/18/14	(26)

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Total Return Swap Agreements (cont'd):

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank	MSCI Daily Total Return Europe Net Food Beverage & Tobacco Index	$700	3-Month USD-LIBOR-minus 0.22%	Pay	8/18/14	$(17)
JPMorgan Chase Bank	MSCI Daily Total Return Europe Net Food Beverage & Tobacco Index	460	3-Month USD-LIBOR-minus 0.22%	Pay	8/18/14	(4)
JPMorgan Chase Bank	MSCI Daily Total Return Europe Net Food Beverage & Tobacco Index	305	3-Month USD-LIBOR-minus 0.22%	Pay	8/18/14	(7)
JPMorgan Chase Bank	MSCI Daily Total Return Europe Net Household & Personal Products Index	188	3-Month USD-LIBOR-minus 0.39%	Pay	8/18/14	(12)
JPMorgan Chase Bank	MSCI Daily Total Return Europe Net Household & Personal Products Index	160	3-Month USD-LIBOR-minus 0.39%	Pay	8/18/14	(5)
JPMorgan Chase Bank	MSCI Daily Total Return Europe Net Food Beverage & Tobacco Index	489	3-Month USD-LIBOR-minus 0.22%	Pay	8/19/14	(12)
JPMorgan Chase Bank	MSCI Daily Total Return Europe Net Household & Personal Products Index	107	3-Month USD-LIBOR-minus 0.39%	Pay	8/19/14	(7)
JPMorgan Chase Bank	JPMorgan Chase Custom Machinery Index	278	3-Month USD-LIBOR-minus 0.28%	Pay	11/26/14	(12)
JPMorgan Chase Bank	JPMorgan Chase Custom Machinery Index	1,578	3-Month USD-LIBOR-minus 0.28%	Pay	11/26/14	(60)
JPMorgan Chase Bank	MSCI China Banks Index	7,969	3-Month HKD-HIBOR-minus 0.25%	Pay	11/26/14	43
JPMorgan Chase Bank	MSCI China Banks Index	4,800	3-Month HKD-HIBOR-minus 0.25%	Pay	11/26/14	—
JPMorgan Chase Bank	JPMorgan Chase Australian Banks Index	350	3-Month AUD-BBSW-minus 0.17%	Pay	11/27/14	(11)
JPMorgan Chase Bank	JPMorgan Chase Australian Banks Index	2,253	3-Month AUD-BBSW-minus 0.17%	Pay	11/27/14	(26)
JPMorgan Chase Bank	JPMorgan Chase Australian Banks Index	999	3-Month AUD-BBSW-minus 0.17%	Pay	11/27/14	—
						$(636)

@    Value is less than $500.

BBSW  Australia's Bank Bill Swap

EURIBOR  Euro Interbank Offered Rate.

HIBOR  Hong Kong Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

OAT    Obligations Assimilables du Trésor (French Treasury Obligation).

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

IDR  —  Indonesian Rupiah

INR  —  Indian Rupee

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican New Peso

RUB  —  Russian Ruble

SEK  —  Swedish Krona

TRY  —  Turkish Lira

USD  —  United States Dollar

ZAR  —  South African Rand

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Multi-Asset Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $41,095)	$43,341
Investment in Security of Affiliated Issuer, at Value (Cost $82,396)	82,396
Total Investments in Securities, at Value (Cost $123,491)	125,737
Foreign Currency, at Value (Cost $63)	63
Receivable for Variation Margin on Futures Contracts	5,098
Receivable for Portfolio Shares Sold	3,180
Unrealized Appreciation on Swap Agreements	443
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	321
Interest Receivable	211
Tax Reclaim Receivable	44
Dividends Receivable	11
Receivable from Affiliate	2
Other Assets	23
Total Assets	135,133
Liabilities:
Payable for Investments Purchased	2,925
Unrealized Depreciation on Swap Agreements	1,079
Payable for Portfolio Shares Redeemed	347
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	283
Payable for Custodian Fees	45
Payable for Shareholder Services Fees — Class A*	3
Payable for Distribution and Shareholder Services Fees — Class L	5
Payable for Transfer Agent Fees	5
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A*	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Advisory Fees	6
Payable for Administration Fees	6
Payable for Professional Fees	2
Payable for Sub Transfer Agency Fees	—	@
Other Liabilities	14
Total Liabilities	4,720
Net Assets	$130,413
Net Assets Consist Of:
Paid-in-Capital	$127,826
Accumulated Undistributed Net Investment Income	604
Accumulated Net Realized Loss	(1,096)
Unrealized Appreciation (Depreciation) on:
Investments	2,246
Futures Contracts	1,424
Swap Agreements	(636)
Foreign Currency Forward Exchange Contracts	38
Foreign Currency Translations	7
Net Assets	$130,413

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Multi-Asset Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2013 (000)
CLASS I:
Net Assets	$107,463
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	9,203,243
Net Asset Value, Offering and Redemption Price Per Share	$11.68
CLASS A*:
Net Assets	$13,437
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,155,532
Net Asset Value, Redemption Price Per Share	$11.63
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$0.64
Maximum Offering Price Per Share	$12.27
CLASS L:
Net Assets	$9,513
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	825,296
Net Asset Value, Offering and Redemption Price Per Share	$11.53

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Multi-Asset Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$432
Dividends from Securities of Unaffiliated Issuers (Net of $9 of Foreign Taxes Withheld)	86
Dividends from Security of Affiliated Issuer (Note G)	18
Total Investment Income	536
Expenses:
Advisory Fees (Note B)	354
Custodian Fees (Note F)	182
Professional Fees	114
Registration Fees	42
Administration Fees (Note C)	33
Shareholder Reporting Fees	32
Offering Costs	28
Shareholder Services Fees — Class A* (Note D)	11
Distribution and Shareholder Services Fees — Class L (Note D)	16
Pricing Fees	15
Transfer Agency Fees (Note E)	3
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A* (Note E)	—	@
Transfer Agency Fees — Class L (Note E)	—	@
Directors' Fees and Expenses	2
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A*	—	@
Sub Transfer Agency Fees	—	@
Other Expenses	13
Total Expenses	845
Waiver of Advisory Fees (Note B)	(354)
Rebate from Morgan Stanley Affiliate (Note G)	(29)
Expenses Reimbursed by Adviser (Note B)	(6)
Reimbursement of Class Specific Expenses — Class I (Note B)	(—	@)
Net Expenses	456
Net Investment Income	80
Realized Gain (Loss):
Investments Sold	934
Investments in Affiliates	45
Foreign Currency Forward Exchange Contracts	323
Foreign Currency Transactions	(37)
Futures Contracts	2,722
Swap Agreements	(1,058)
Net Realized Gain	2,929
Change in Unrealized Appreciation (Depreciation):
Investments	1,875
Investments in Affiliates	(30)
Foreign Currency Forward Exchange Contracts	30
Foreign Currency Translations	7
Futures Contracts	1,273
Swap Agreements	(489)
Net Change in Unrealized Appreciation (Depreciation)	2,666
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	5,595
Net Increase in Net Assets Resulting from Operations	$5,675

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Multi-Asset Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)	Period from June 22, 2012^ to Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$80	$(34)
Net Realized Gain	2,929	535
Net Change in Unrealized Appreciation (Depreciation)	2,666	413
Net Increase in Net Assets Resulting from Operations	5,675	914
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(2,922)	(298)
Class A*:
Net Realized Gain	(486)	(2)
Class H@:
Net Realized Gain	—	(5)
Class L:
Net Realized Gain	(284)	(5)
Total Distributions	(3,692)	(310)
Capital Share Transactions:(1)
Class I:
Subscribed	87,746	19,830
Distributions Reinvested	2,198	77
Redeemed	(5,089)	(1)
Class A*:
Subscribed	10,442	100
Distributions Reinvested	413	—
Conversion from Class H	3,779	—
Redeemed	(1,164)	—
Class H@:
Subscribed	3,539 **	665
Distributions Reinvested	—	4
Conversion to Class A	(3,779)**	—
Redeemed	(521)**	—
Class L:
Subscribed	9,771	329
Distributions Reinvested	279	3
Redeemed	(795)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	106,819	21,007
Total Increase in Net Assets	108,802	21,611
Net Assets:
Beginning of Period	21,611	—
End of Period (Including Accumulated Undistributed Net Investment Income of $604 and $55)	$130,413	$21,611

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Multi-Asset Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2013 (000)	Period from June 22, 2012^ to Year Ended December 31, 2012 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	7,456	1,982
Shares Issued on Distributions Reinvested	190	8
Shares Redeemed	(433)	(—	@@)
Net Increase in Class I Shares Outstanding	7,213	1,990
Class A*:
Shares Subscribed	883	10
Shares Issued on Distributions Reinvested	36	—
Conversion from Class H	326	—
Shares Redeemed	(99)	—
Net Increase in Class A Shares Outstanding	1,146	10
Class H@:
Shares Subscribed	306 **	66
Shares Issued on Distributions Reinvested	—	—	@@
Conversion to Class A	(326)**	—
Shares Redeemed	(46)**	—
Net Increase (Decrease) in Class H Shares Outstanding	(66)	66
Class L:
Shares Subscribed	836	33
Shares Issued on Distributions Reinvested	24	—	@@
Shares Redeemed	(68)	—
Net Increase in Class L Shares Outstanding	792	33

^  Commencement of operations.

@  Effective September 9, 2013, Class H shares converted into Class A shares.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Multi-Asset Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2013	Period from June 22, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$10.30	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.03	(0.02)
Net Realized and Unrealized Gain	1.84	0.47
Total from Investment Operations	1.87	0.45
Distributions from and/or in Excess of:
Net Realized Gain	(0.49)	(0.15)
Net Asset Value, End of Period	$11.68	$10.30
Total Return++	18.24%	4.53	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$107,463	$20,496
Ratio of Expenses to Average Net Assets (1)	1.03%+	1.01	%+††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.25%+	(0.30	)%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.07%	0.09	%††*
Portfolio Turnover Rate	223%	167	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.97%	2.41	%††*
Net Investment Loss to Average Net Assets	(0.69)%	(1.70	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Multi-Asset Portfolio

	Class A@
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from June 22, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$10.29		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.01		(0.03)
Net Realized and Unrealized Gain	1.82		0.47
Total from Investment Operations	1.83		0.44
Distributions from and/or in Excess of:
Net Realized Gain	(0.49)		(0.15)
Net Asset Value, End of Period	$11.63		$10.29
Total Return++	17.86%		4.43	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,437		$103
Ratio of Expenses to Average Net Assets (1)	1.30	%+^^	1.26	%+††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.07	%+	(0.55	)%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.07%		0.09	%††*
Portfolio Turnover Rate	223%		167	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.24%		2.66	%††*
Net Investment Loss to Average Net Assets	(0.87)%		(1.95	)%††*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.35% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Multi-Asset Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from June 22, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$10.26		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.05)		(0.06)
Net Realized and Unrealized Gain	1.81		0.47
Total from Investment Operations	1.76		0.41
Distributions from and/or in Excess of:
Net Realized Gain	(0.49)		(0.15)
Net Asset Value, End of Period	$11.53		$10.26
Total Return++	17.23%		4.13	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,513		$337
Ratio of Expenses to Average Net Assets (1)	1.79	%+^^	1.76	%+††*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.46	)%+	(1.05	)%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.07%		0.09	%††*
Portfolio Turnover Rate	223%		167	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.73%		3.16	%††*
Net Investment Loss to Average Net Assets	(1.40)%		(2.45	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.95% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.85% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Multi-Asset Portfolio. The Portfolio seeks total return. The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., seeks to achieve this objective with an emphasis on positive absolute return and controlling downside portfolio risk. To implement this approach, the Adviser will take long and short positions in a range of equity and equity related securities of any market capitalization, bonds, currencies and commodities. The Adviser may implement these positions either directly by purchasing securities or (specifically in the case of short positions) through the use of derivatives. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (9) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$345	$—	$—	$345
Air Freight & Logistics	187	—	—	187
Airlines	1	—	—	1
Automobiles	1,470	—	—	1,470
Beverages	1,052	—	—	1,052
Building Products	29	—	—	29
Capital Markets	93	—	—	93
Chemicals	398	—	—	398
Commercial Banks	7,862	—	—	7,862
Commercial Services & Supplies	144	—	—	144
Construction & Engineering	116	—	—	116
Construction Materials	224	—	—	224
Consumer Finance	57	—	—	57
Diversified Financial Services	202	—	—	202
Diversified Telecommunication Services	176	—	—	176
25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Electric Utilities	$178	$—	$—	$178
Electrical Equipment	384	—	—	384
Electronic Equipment, Instruments & Components	182	—	—	182
Food & Staples Retailing	1,083	—	—	1,083
Food Products	1,288	—	—	1,288
Health Care Equipment & Supplies	431	—	—	431
Health Care Providers & Services	317	—	—	317
Hotels, Restaurants & Leisure	98	—	—	98
Household Durables	388	—	—	388
Household Products	638	—	—	638
Independent Power Producers & Energy Traders	47	—	—	47
Industrial Conglomerates	104	—	—	104
Information Technology Services	471	—	—	471
Insurance	144	—	—	144
Leisure Equipment & Products	134	—	—	134
Life Sciences Tools & Services	185	—	—	185
Machinery	623	—	—	623
Media	13	—	—	13
Metals & Mining	24	—	—	24
Oil, Gas & Consumable Fuels	948	—	—	948
Paper & Forest Products	33	—	—	33
Personal Products	195	—	—	195
Pharmaceuticals	178	—	—	178
Real Estate Management & Development	93	—	—	93
Road & Rail	238	—	—	238
Semiconductors & Semiconductor Equipment	86	—	—	86
Software	95	—	—	95
Specialty Retail	495	—	—	495
Textiles, Apparel & Luxury Goods	94	—	—	94
Tobacco	703	—	—	703
Transportation Infrastructure	4	—	—	4
Water Utilities	4	—	—	4
Wireless Telecommunication Services	13	—	—	13
Total Common Stocks	22,267	—	—	22,267
Investment Company	56	—	—	56
Fixed Income Securities — Sovereign	—	19,547	—	19,547
Short-Term Investments
Investment Company	82,396	—	—	82,396
U.S. Treasury Securities	—	1,471	—	1,471
Total Short-Term Investments	82,396	1,471	—	83,867
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Foreign Currency Forward Exchange Contracts	$—	$321	$—	$321
Futures Contracts	2,236	—	—	2,236
Total Return Swap Agreements	—	443	—	443
Total Assets	106,955	21,782	—	128,737
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(283)	—	(283)
Futures Contracts	(812)	—	—	(812)
Total Return Swap Agreements	—	(1,079)	—	(1,079)
Total Liabilities	(812)	(1,362)	—	(2,174)
Total	$106,143	$20,420	$—	$126,563

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

ex-change contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts or centrally cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Centrally cleared swap transactions help reduce counterparty credit risk. In a centrally cleared swap, the Portfolio's ultimate counterparty is a clearing house rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and centrally cleared swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$321
Futures Contracts	Variation Margin	Equity Risk	1,710	(a)
Futures Contracts	Variation Margin	Interest Rate Risk	526	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	443
Total			$3,000
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(283)
Futures Contracts	Variation Margin	Equity Risk	(158	)(a)
Futures Contracts	Variation Margin	Interest Rate Risk	(654	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(1,079)
Total			$(2,174)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$323
Equity Risk	Futures Contracts	2,754
Interest Rate Risk	Futures Contracts	33
Commodity Risk	Futures Contracts	(89)
Currency Risk	Futures Contracts	24
Equity Risk	Swap Agreements	(1,058)
Total		$1,987
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$30
Equity Risk	Futures Contracts	1,377
Interest Rate Risk	Futures Contracts	(104)
Equity Risk	Swap Agreements	(489)
Total		$814

At December 31, 2013, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Foreign Currency Forward Exchange Contracts	$321	$(283)
Swap Agreements	443	(1,079)
Total	$764	$(1,362)

(a) Excludes exchange traded derivatives.

(b) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than 0) (000)
Bank of America NA	$313	$(313)	$—	$0
Bank of Montreal	23	—	—	23
Barclays Bank PLC	34	(34)	—	0
Citibank NA	3	(1)	—	2
Commonwealth Bank of Australia	2	(2)	—	0
Deutsche Bank AG London	91	(13)	—	78
Goldman Sachs International	38	(38)	—	0
JPMorgan Chase Bank NA	125	(123)	—	2
Royal Bank of Scotland	1	(1)	—	0
State Street Bank and Trust Co.	11	—	—	11
UBS AG	123	(80)	—	43
Total	$764	$(605)	$—	$159
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than 0) (000)
Bank of America NA	$394	$(313)	$—	$81
Barclays Bank PLC	35	(34)	—	1
Citibank NA	1	(1)	—	0
Commonwealth Bank of Australia	25	(2)	—	23
Deutsche Bank AG London	13	(13)	—	0
Goldman Sachs International	472	(38)	—	434
JPMorgan Chase Bank NA	334	(123)	—	211
Royal Bank of Scotland	3	(1)	—	2
State Street Bank and Trust Co.	5	—	—	5
UBS AG	80	(80)	—	0
Total	$1,362	$(605)	$—	$757

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$50,636,000
Futures Contracts:
Average monthly original value	$52,452,000
Swap Agreements:
Average monthly notional amount	$35,800,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.85%	0.80%	0.75%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate/reimbursement) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes,

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.35% for Class A shares and 1.85% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% and 1.95% for Class A, and Class L shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $354,000 of advisory fees were waived and approximately $6,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $70,251,000 and $38,259,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $29,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$13,182	$124,471	$55,257	$18	$82,396

For the year ended December 31, 2013, the Portfolio had transactions with Citigroup, Inc., and its affiliated broker-dealers

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Value December 31, 2012 (000)	Purchases at Cost** (000)	Sales** (000)	Realized Gain** (000)	Dividend Income** (000)	Value December 31, 2013 (000)
$395	—	$411	$45	—	$91	*

*  Citigroup, Inc., and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act, as of July 1, 2013.

**  Data represents transactions through June 30, 2013.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the two-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,465	$1,227	$310	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and swap income reclass, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Net Investment Income (000)	Undistributed Net Realized Loss (000)	Accumulated Paid-in- Capital (000)
$469	($469)	—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$113	$857

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $124,134,000. The aggregate gross unrealized appreciation is approximately $2,949,000 and the aggregate gross unrealized depreciation is approximately $1,345,000 resulting in net unrealized appreciation of approximately $1,604,000.

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 28% and 27%, for Class I and Class A shares, respectively.

J. Results of Special Shareholder Meeting (unaudited): On June 5, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
55,980	0	0

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

K. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Multi-Asset Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Asset Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, and statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Multi-Asset Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013.

The Portfolio designated and paid approximately $1,227,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2013. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $58,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013)	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, New York 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

41

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

42

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800)-548-7786.

43

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIMANN
808861 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Real Estate Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
U.S. Privacy Policy	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Real Estate Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
Global Real Estate Portfolio Class I	$1,000.00	$1,021.90	$1,020.11	$5.15	*	$5.14	*	1.01%
Global Real Estate Portfolio Class A@	1,000.00	1,020.20	1,018.40	6.87	*	6.87	*	1.35
Global Real Estate Portfolio Class L	1,000.00	1,018.20	1,016.38	8.90	*	8.89	*	1.75
Global Real Estate Portfolio Class IS	1,000.00	1,010.80	1,011.84	2.83	**	2.83	**	0.96

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed) multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed) multiplied by the average account value over the period, and multiplied by 107/365 (to reflect the actual days in the period).

***  Annualized.

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

Global Real Estate Portfolio

The Global Real Estate Portfolio seeks to provide current income and capital appreciation.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value (NAV) and reinvestment of distributions per share of 3.55%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned 4.21%, and underperformed the Morgan Stanley Capital International (MSCI) World Index, which returned 26.68%.

Factors Affecting Performance

•  The global real estate securities market gained 4.21% during the 12-month period ending December 31, 2013, as measured by the Index. Europe was the top performing region in the year, Asia performed in-line with the global average, and North America underperformed the global average.

•  During the year, real estate share prices appeared to have been influenced by transactional evidence in the private real estate markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns as well as investors' search for yield. Share prices also fluctuated alongside expectations for central bank quantitative easing (QE) policies, in particular expectations for U.S. Federal Reserve QE tapering, which was announced in December.

•  Performance within the U.S., Asian and European regional portfolios contributed to relative performance. Top down global allocation contributed to relative performance. In Asia, the Portfolio benefited from stock selection in Japan and the underweight to Singapore and Australia; this was partially offset by the overweight to and stock selection within Hong Kong, and the underweight to Japan, which detracted. In Europe, the Portfolio benefited from stock selection within and the underweight to Germany, and the overweight to and stock selection in the U.K; this was partially offset by the negative impact of stock selection in Sweden. In the U.S., the Portfolio benefited from the overweight to the hotel sector, the underweight to the health care sector, and stock selection in the mall and diversified sectors; this was partially offset by relative losses from stock selection within and the overweight to the apartment sector, the underweight to the net lease sector, and stock selection in the suburban office, health care, and shopping center sectors.

Management Strategies

•  The global portfolio is comprised of three regional portfolios with a global allocation which weights each of the three major regions (U.S., Europe and Asia) relative to the Index based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while striving to maintain portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2013, the Portfolio was overweight the Asian listed property sector, and underweight the U.S. and European listed property sectors.

•  The overweight to the Asian region was predominated by the real estate operating companies (REOCs) in Hong Kong and Japan. We continue to believe that the Hong Kong REOCs offer highly attractive value, as there is the widest discrepancy both between private and public valuations, and relative to other public listed property markets. The discounted valuations are further accentuated as the Hong Kong REOCs maintain very modest leverage levels. Sentiment continues to be a significant driver of share price movements and investor sentiment remained negative due to macro and interest rate concerns and the continued uncertainty from residential tightening measures. While we believe that there is some risk to asset values, which are above peak levels, there is no evidence to date for commercial assets. Despite trading at premiums, the Japan REOCs continue to offer attractive value versus the Japanese real estate investment trusts (J-REITs). There is continued favorable sentiment toward the J-REOCs due to aggressive QE measures by the Bank of Japan (BOJ), with property values viewed

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

as a key potential beneficiary of such action. It is notable that current Japan REOC NAVs reflect modest cap rate improvements (awaiting transactional evidence of further cap rate compression) and are based on cash flows and valuations that are near cyclical lows. There are expectations for significant upside to asset values from depressed levels due to BOJ actions to spur asset inflation. As a result, within Japan, we remain overweight the Japan REOCs and underweight the J-REITs. The Portfolio was underweight Singapore on relative valuation.

•  In Europe, property stocks in the U.K. and on the Continent ended the year trading at a modest premium to NAVs. In the U.K. there are prospects for NAV improvements going forward, whereas on the Continent there is potential downside risk to asset values due to a weak economy and the lack of a downward adjustment to asset values during the recession. Prime assets in London are attracting significant foreign investment demand and there is continued strength in operating fundamentals. The strength of investment demand is also spreading beyond London. Moreover, the U.K. companies have more defensive balance sheets with less refinancing risk, lower leverage ratios and longer average debt maturities than companies on the Continent. Finally, the U.K. continues to have a better macroeconomic outlook than the eurozone. As a result, we believe the valuations for the U.K. companies are more attractive relative to the prevailing valuations on the Continent, and within Europe we remain overweight the U.K.

•  The Portfolio was underweight the U.S., which traded at a modest premium to NAVs, assuming asset values for high-quality assets have fully recovered and are now, on average, modestly in excess of their all-time peak levels achieved in mid-2007. This reflects a bifurcation in the market between the core property sectors (apartments, malls) trading at meaningful discounts to NAVs and finance-company/dividend-oriented stocks (health care, net lease) trading at significant premiums to NAVs. Within the U.S., our company-specific research leads us to an overweighting of a group of companies that are focused in the ownership of high quality malls, apartments, central business district office assets, upscale hotels and a number of out-of-favor companies, and an underweighting to companies concentrated in the ownership of net lease, health care, suburban office, specialty office, shopping center, storage and industrial assets.

•  Western markets (and Japan) continue to recover from significant declines in rents and occupancies. The outlook is for a continued recovery in operating fundamentals as economic growth improves and supply remains largely subdued. The most favorable operating results continue to be posted in the U.S. primarily by shorter lease term sectors: apartment, hotel, storage and high-end malls continue to feature the strongest operating results among the commercial sectors. In Europe, there are easing concerns regarding economic weakness and London continues to show strength. Key Asian markets (Hong Kong and Singapore) feature low vacancy levels and landlords are experiencing increased rents on tenant expirations.

•  We continue to maintain a strong conviction to our long-term, value-oriented, bottom-up stock selection driven investment strategy, which is focused on investing in publicly traded real estate securities that offer exposure to the direct property markets at the best value relative to underlying real estate values and NAV growth prospects.

*  Minimum Investment for Class I shares

**  Commenced Operations on August 30, 2006.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+, L and IS shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

Performance Compared to the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors(1), the Morgan Stanley Capital International (MSCI) World Index(2) and the Lipper Global Real Estate Funds Average(3)

	Period Ended December 31, 2013 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(5)	3.55%	15.61%	—	2.82%
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	4.21	15.70	—	2.20
MSCI World Index	26.68	15.02	—	4.97
Lipper Global Real Estate Funds Average	3.24	14.37	—	1.84
Portfolio — Class A+ Shares w/o sales charges(5)	3.18	15.29	—	2.54
Portfolio — Class A+ Shares with maximum 5.25% sales charges(5)	-2.25	14.07	—	1.79
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	4.21	15.70	—	2.20
MSCI World Index	26.68	15.02	—	4.97
Lipper Global Real Estate Funds Average	3.24	14.37	—	1.84
Portfolio — Class L Shares w/o sales charges(6)	2.77	14.73	—	2.46
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	4.21	15.70	—	2.73
MSCI World Index	26.68	15.02	—	4.50
Lipper Global Real Estate Funds Average	3.24	14.37	—	4.33
Portfolio — Class IS Shares w/o sales charges(7)	—	—	—	1.08
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	—	—	—	1.42
MSCI World Index	—	—	—	8.81
Lipper Global Real Estate Funds Average	—	—	—	1.58

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to US investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Real Estate Funds Average tracks the performance of all funds in the Lipper Global Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio was in the Lipper Global Real Estate Funds classification.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(5)  Commenced operations on August 30, 2006.

(6)  Commenced offering on June 16, 2008.

(7)  Commenced offering September 13, 2013.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	33.7%
Retail	26.6
Other*	17.8
Residential	11.4
Office	10.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.1%)
Australia (6.9%)
CFS Retail Property Trust Group REIT	2,513,528	$4,365
Commonwealth Property Office Fund REIT	5,749,555	6,391
Dexus Property Group REIT	8,892,561	7,980
Federation Centres Ltd. REIT	3,945,672	8,244
Goodman Group REIT	4,348,353	18,365
GPT Group REIT	4,421,091	13,422
Investa Office Fund REIT	425,726	1,190
Mirvac Group REIT	7,632,786	11,450
Stockland REIT	3,949,586	12,731
Westfield Group REIT	4,868,737	43,864
Westfield Retail Trust REIT	6,836,626	18,130
		146,132
Austria (0.2%)
Atrium European Real Estate Ltd. (a)	556,689	3,201
Belgium (0.0%)
Cofinimmo REIT	7,406	915
Brazil (0.5%)
BR Malls Participacoes SA	605,480	4,376
BR Properties SA	507,300	3,999
Iguatemi Empresa de Shopping Centers SA	325,400	3,076
		11,451
Canada (2.1%)
Boardwalk REIT	136,698	7,702
Brookfield Canada Office Properties REIT	186,579	4,672
Calloway REIT	85,891	2,034
Canadian Apartment Properties REIT	44,410	888
Crombie Real Estate Investment Trust REIT	250,530	3,193
Extendicare, Inc.	192,440	1,236
First Capital Realty, Inc.	267,140	4,454
RioCan REIT	828,083	19,310
		43,489
China (1.1%)
Agile Property Holdings Ltd. (b)	1,462,000	1,567
China Overseas Land & Investment Ltd. (b)	1,092,000	3,070
China Resources Land Ltd. (b)	4,695,000	11,637
Country Garden Holdings Co., Ltd. (b)	5,944,328	3,588
Guangzhou R&F Properties Co., Ltd. H Shares (b)	1,085,200	1,587
Longfor Properties Co., Ltd. (b)	587,500	821
Shimao Property Holdings Ltd. (b)	762,500	1,752
		24,022
Finland (0.2%)
Sponda Oyj	818,756	3,852
France (3.5%)
Altarea REIT	5,104	899
Fonciere Des Regions REIT	62,825	5,423
Gecina SA REIT	27,330	3,611
ICADE REIT	91,065	8,478
Klepierre REIT	106,783	4,948
	Shares	Value (000)
Mercialys SA REIT	218,712	$4,588
Unibail-Rodamco SE REIT	175,141	44,875
		72,822
Germany (1.2%)
Alstria Office AG REIT (a)	176,895	2,227
Deutsche Annington Immobilien SE (a)	105,265	2,607
Deutsche Euroshop AG	81,882	3,585
Deutsche Wohnen AG (a)	73,819	1,371
Deutsche Wohnen AG	238,570	4,606
LEG Immobilien AG (a)	170,309	10,063
Prime Office AG REIT (a)	388,458	1,651
		26,110
Hong Kong (11.7%)
Hang Lung Properties Ltd.	2,048,000	6,471
Henderson Land Development Co., Ltd.	1,370,214	7,819
Hongkong Land Holdings Ltd.	5,774,000	34,066
Hysan Development Co., Ltd.	4,601,014	19,818
Kerry Properties Ltd.	2,420,220	8,396
Link REIT (The)	6,505,775	31,546
New World Development Co., Ltd.	11,537,914	14,567
Sino Land Co., Ltd.	5,210,693	7,123
Sun Hung Kai Properties Ltd.	6,307,180	79,996
Swire Properties Ltd.	3,247,400	8,208
Wharf Holdings Ltd.	3,530,763	27,001
		245,011
Italy (0.2%)
Beni Stabili SpA REIT	4,948,939	3,336
Japan (14.9%)
Activia Properties, Inc. REIT	768	6,046
Hulic Co., Ltd.	478,100	7,060
Japan Real Estate Investment Corp. REIT	2,773	14,851
Japan Retail Fund Investment Corp. REIT	3,790	7,709
Mitsubishi Estate Co., Ltd.	3,026,000	90,369
Mitsui Fudosan Co., Ltd.	2,258,000	81,156
Nippon Building Fund, Inc. REIT	2,808	16,318
Nippon Prologis, Inc. REIT	814	7,776
Nomura Real Estate Holdings, Inc.	70,500	1,585
NTT Urban Development Corp.	31,000	356
Sumitomo Realty & Development Co., Ltd.	1,354,000	67,243
Tokyo Tatemono Co., Ltd.	721,000	7,997
United Urban Investment Corp. REIT	3,233	4,645
		313,111
Malta (0.0%)
BGP Holdings PLC (a)(c)(d)	12,867,024	—
Netherlands (0.7%)
Corio N.V. REIT	142,137	6,370
Eurocommercial Properties N.V. CVA REIT	103,627	4,399
Vastned Retail N.V. REIT	25,655	1,164
Wereldhave N.V. REIT	44,718	3,517
		15,450

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Norway (0.2%)
Norwegian Property ASA	3,041,295	$3,645
Singapore (3.2%)
Ascendas Real Estate Investment Trust REIT	2,557,000	4,458
CapitaCommercial Trust REIT	3,057,000	3,512
CapitaLand Ltd.	5,256,000	12,620
CapitaMall Trust REIT	4,212,000	6,358
CapitaMalls Asia Ltd.	1,866,000	2,898
City Developments Ltd.	770,000	5,858
Global Logistic Properties Ltd.	3,880,000	8,886
Keppel REIT	4,267,000	4,007
Mapletree Commercial Trust REIT	1,372,684	1,294
Mapletree Greater China Commercial Trust REIT	232,000	154
SPH REIT (a)	7,006,000	5,441
Suntec REIT	3,275,000	3,997
UOL Group Ltd.	1,393,000	6,833
		66,316
Sweden (0.7%)
Atrium Ljungberg AB, Class B	205,441	2,811
Castellum AB	186,408	2,901
Fabege AB	87,015	1,039
Hufvudstaden AB, Class A	633,388	8,484
		15,235
Switzerland (1.0%)
Mobimo Holding AG (Registered) (a)	7,381	1,540
PSP Swiss Property AG (Registered) (a)	161,997	13,711
Swiss Prime Site AG (Registered) (a)	66,806	5,171
		20,422
United Kingdom (6.3%)
British Land Co., PLC REIT	2,464,106	25,666
Capital & Counties Properties PLC	724,505	3,950
Capital & Regional PLC	4,220,422	3,075
Derwent London PLC REIT	201,779	8,337
Grainger PLC	849,730	2,868
Great Portland Estates PLC REIT	657,877	6,526
Hammerson PLC REIT	2,099,252	17,451
Intu Properties PLC REIT	1,574,280	8,079
Land Securities Group PLC REIT	1,718,602	27,420
LXB Retail Properties PLC (a)	3,749,232	7,939
Quintain Estates & Development PLC (a)	1,835,210	2,872
Safestore Holdings PLC REIT	2,538,318	6,767
Segro PLC REIT	602,605	3,333
Shaftesbury PLC REIT	398,360	4,136
ST Modwen Properties PLC	229,268	1,394
Unite Group PLC	492,033	3,280
		133,093
United States (43.5%)
Acadia Realty Trust REIT	140,281	3,483
Alexandria Real Estate Equities, Inc. REIT	140,150	8,916
American Campus Communities, Inc. REIT	170,320	5,486
Ashford Hospitality Prime, Inc. REIT	64,118	1,167
Ashford Hospitality Trust, Inc. REIT	320,590	2,655
AvalonBay Communities, Inc. REIT	481,350	56,910
	Shares	Value (000)
Boston Properties, Inc. REIT	350,315	$35,161
BRE Properties, Inc. REIT	49,615	2,714
Brookfield Office Properties, Inc.	382,046	7,354
Camden Property Trust REIT	385,942	21,952
CBL & Associates Properties, Inc. REIT	94,260	1,693
Cousins Properties, Inc. REIT	470,355	4,845
DCT Industrial Trust, Inc. REIT	1,095,549	7,811
DDR Corp. REIT	463,550	7,125
Duke Realty Corp. REIT	456,180	6,861
Equity Lifestyle Properties, Inc. REIT	307,774	11,151
Equity Residential REIT	1,755,810	91,074
Essex Property Trust, Inc. REIT	14,657	2,103
Exeter Industrial Value Fund, LP REIT (a)(c)(d)(e)	1,860,000	1,575
Federal Realty Investment Trust REIT	79,074	8,019
Forest City Enterprises, Inc., Class A (a)	732,026	13,982
General Growth Properties, Inc. REIT	1,908,697	38,308
HCP, Inc. REIT	986,653	35,835
Health Care, Inc. REIT	110,520	5,921
Healthcare Realty Trust, Inc. REIT	471,180	10,041
Host Hotels & Resorts, Inc. REIT	3,302,922	64,209
Hudson Pacific Properties, Inc. REIT	238,940	5,226
KTR Industrial Fund II, LP REIT (a)(c)(d)(e)	4,597,826	4,901
Lexington Realty Trust REIT	27,830	284
Liberty Property Trust REIT	100,960	3,420
Macerich Co. (The) REIT	559,942	32,975
Mack-Cali Realty Corp. REIT	691,238	14,848
National Retail Properties, Inc. REIT	256,940	7,793
Post Properties, Inc. REIT	11,590	524
ProLogis, Inc. REIT	670,141	24,762
PS Business Parks, Inc. REIT	39,633	3,029
Public Storage REIT	318,225	47,899
Realty Income Corp. REIT	33,170	1,238
Regency Centers Corp. REIT	778,841	36,060
Rexford Industrial Realty, Inc. REIT	98,800	1,304
Senior Housing Properties Trust REIT	763,278	16,968
Simon Property Group, Inc. REIT	852,495	129,716
Sovran Self Storage, Inc. REIT	6,649	433
Starwood Hotels & Resorts Worldwide, Inc.	384,781	30,571
Taubman Centers, Inc. REIT	163,625	10,459
Ventas, Inc. REIT	394,280	22,584
Vornado Realty Trust REIT	706,711	62,749
Winthrop Realty Trust REIT	11,514	127
		914,221
Total Common Stocks (Cost $1,936,695)		2,061,834
Short-Term Investment (1.1%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $24,177)	24,177,448	24,177
Total Investments (99.2%) (Cost $1,960,872)		2,086,011
Other Assets in Excess of Liabilities (0.8%)		16,250
Net Assets (100.0%)		$2,102,261

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Security has been deemed illiquid at December 31, 2013.

(d)  At December 31, 2013, the Portfolio held fair valued securities valued at approximately $6,476,000, representing 0.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(e)  Restricted security valued at fair value and not registered under the Securities Act of 1933, Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of approximately $1,511,000. KTR Industrial Fund II, LP was acquired between 1/09 - 5/12 and has a current cost basis of $2,605,000. At December 31, 2013, these securities had an aggregate market value of approximately $6,476,000 representing 0.3% of net assets.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,936,695)	$2,061,834
Investment in Security of Affiliated Issuer, at Value (Cost $24,177)	24,177
Total Investments in Securities, at Value (Cost $1,960,872)	2,086,011
Foreign Currency, at Value (Cost $4,872)	4,881
Receivable for Portfolio Shares Sold	49,937
Dividends Receivable	6,566
Receivable for Investments Sold	4,366
Tax Reclaim Receivable	141
Receivable from Affiliate	1
Other Assets	3
Total Assets	2,151,906
Liabilities:
Payable for Portfolio Shares Redeemed	41,286
Payable for Advisory Fees	4,519
Payable for Investments Purchased	2,822
Payable for Sub Transfer Agency Fees	416
Payable for Sub Transfer Agency Fees — Class I	209
Payable for Sub Transfer Agency Fees — Class A*	62
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Administration Fees	141
Payable for Custodian Fees	57
Payable for Shareholder Services Fees — Class A*	20
Payable for Distribution and Shareholder Services Fees — Class L	4
Payable for Professional Fees	9
Payable for Transfer Agent Fees	4
Payable for Transfer Agent Fees — Class I	1
Payable for Transfer Agent Fees — Class A*	1
Payable for Transfer Agent Fees — Class L	—	@
Payable for Transfer Agent Fees — Class IS	—	@
Other Liabilities	94
Total Liabilities	49,645
Net Assets	$2,102,261
Net Assets Consist Of:
Paid-in-Capital	$2,079,242
Distributions in Excess of Net Investment Income	(20,043)
Accumulated Net Realized Loss	(82,082)
Unrealized Appreciation (Depreciation) on:
Investments	125,139
Foreign Currency Translations	5
Net Assets	$2,102,261

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2013 (000)
CLASS I:
Net Assets	$1,793,614
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	181,020,270
Net Asset Value, Offering and Redemption Price Per Share	$9.91
CLASS A*:
Net Assets	$96,046
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	9,736,277
Net Asset Value, Redemption Price Per Share	$9.86
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$0.55
Maximum Offering Price Per Share	$10.41
CLASS L:
Net Assets	$5,844
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	600,087
Net Asset Value, Offering and Redemption Price Per Share	$9.74
CLASS IS:
Net Assets	$206,757
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	20,855,680
Net Asset Value, Offering and Redemption Price Per Share	$9.91

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2,622 of Foreign Taxes Withheld)	$60,114
Dividends from Security of Affiliated Issuer (Note G)	10
Interest from Securities of Unaffiliated Issuers	— @
Total Investment Income	60,124
Expenses:
Advisory Fees (Note B)	18,270
Administration Fees (Note C)	1,720
Sub Transfer Agency Fees	784
Sub Transfer Agency Fees — Class I	257
Sub Transfer Agency Fees — Class A*	70
Sub Transfer Agency Fees — Class L	— @
Custodian Fees (Note F)	325
Shareholder Services Fees — Class A* (Note D)	320
Distribution and Shareholder Services Fees — Class L (Note D)	54
Transfer Agency Fees (Note E)	160
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A* (Note E)	1
Transfer Agency Fees — Class L (Note E)	— @
Transfer Agency Fees — Class IS (Note E)	— @
Shareholder Reporting Fees	147
Professional Fees	106
Registration Fees	89
Directors' Fees and Expenses	48
Pricing Fees	16
Other Expenses	69
Expenses Before Non Operating Expenses	22,438
Bank Overdraft Expense	8
Total Expenses	22,446
Rebate from Morgan Stanley Affiliate (Note G)	(46)
Waiver of Advisory Fees (Note B)	(20)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(— @)
Net Expenses	22,380
Net Investment Income	37,744
Realized Gain (Loss):
Investments Sold	96,173
Foreign Currency Transactions	(163)
Net Realized Gain	96,010
Change in Unrealized Appreciation (Depreciation):
Investments	(66,235)
Foreign Currency Translations	(21)
Net Change in Unrealized Appreciation (Depreciation)	(66,256)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	29,754
Net Increase in Net Assets Resulting from Operations	$67,498

@  Amount is less than $500.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$37,744		$34,149
Net Realized Gain	96,010		59,686
Net Change in Unrealized Appreciation (Depreciation)	(66,256)		370,607
Net Increase in Net Assets Resulting from Operations	67,498		464,442
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(37,150)		(63,536)
Class A*:
Net Investment Income	(1,584)		(5,488)
Class H@:
Net Investment Income	—		(360)
Class L:
Net Investment Income	(69)		(191)
Class IS:
Net Investment Income	(3,196	)***	—
Total Distributions	(41,999)		(69,575)
Capital Share Transactions:(1)
Class I:
Subscribed	498,648		384,506
Distributions Reinvested	34,732		57,311
Redeemed	(648,305)		(257,050)
Class A*:
Subscribed	27,827		51,311
Distributions Reinvested	1,506		5,339
Conversion from Class H	12,381		—
Redeemed	(121,287)		(48,055)
Class H@:
Subscribed	1,889	**	511
Distributions Reinvested	—		360
Conversion to Class A	(12,381	)**	—
Redeemed	(761	)**	(1,041)
Class L:
Subscribed	759		284
Distributions Reinvested	69		167
Redeemed	(2,174)		(1,388)
Class IS:
Subscribed	210,927	***	—
Distributions Reinvested	2,371	***	—
Redeemed	(331	)***	—
Net Increase in Net Assets Resulting from Capital Share Transactions	5,870		192,255
Total Increase in Net Assets	31,369		587,122
Net Assets:
Beginning of Period	2,070,892		1,483,770
End of Period (Including Distributions in Excess of Net Investment Income of $(20,043) and $(28,300))	$2,102,261		$2,070,892

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	48,739		42,933
Shares Issued on Distributions Reinvested	3,592		6,001
Shares Redeemed	(63,843)		(28,625)
Net Increase (Decrease) in Class I Shares Outstanding	(11,512)		20,309
Class A*:
Shares Subscribed	2,787		5,717
Shares Issued on Distributions Reinvested	156		561
Conversion from Class H	1,279		—
Shares Redeemed	(12,120)		(5,487)
Net Increase (Decrease) in Class A Shares Outstanding	(7,898)		791
Class H@:
Shares Subscribed	180	**	59
Shares Issued on Distributions Reinvested	—		38
Conversion to Class A	(1,281	)**	—
Shares Redeemed	(77	)**	(118)
Net Decrease in Class H Shares Outstanding	(1,178	)**	(21)
Class L:
Shares Subscribed	74		30
Shares Issued on Distributions Reinvested	7		18
Shares Redeemed	(216)		(154)
Net Decrease in Class L Shares Outstanding	(135)		(106)
Class IS:
Shares Subscribed	20,644	***	—
Shares Issued on Distributions Reinvested	245	***	—
Shares Redeemed	(33	)***	—
Net Increase in Class IS Shares Outstanding	20,856		—

@  Effective September 9, 2013, Class H shares converted into Class A shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$9.77		$7.77		$8.78		$7.47		$5.49
Income (Loss) from Investment Operations:
Net Investment Income†	0.18		0.17		0.14		0.19		0.14
Net Realized and Unrealized Gain (Loss)	0.16		2.17		(0.99)		1.31		2.11
Total from Investment Operations	0.34		2.34		(0.85)		1.50		2.25
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.34)		(0.16)		(0.19)		(0.27)
Redemption Fees	—		—		—		—		0.00	‡
Net Asset Value, End of Period	$9.91		$9.77		$7.77		$8.78		$7.47
Total Return++	3.55%		30.19%		(9.67)%		20.22%		41.04%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,793,614		$1,880,999		$1,337,853		$1,215,881		$638,744
Ratio of Expenses to Average Net Assets	1.02	%+	1.02	%+††	1.04	%+††	1.01	%+††	1.01	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.02	%+	N/A		N/A		1.01	%+††	1.01	%+
Ratio of Net Investment Income to Average Net Assets	1.77	%+	2.42	%+††	2.12	%+††	2.43	%+††	2.31	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	33%		29%		28%		18%		59%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Real Estate Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$9.72	$7.73		$8.74		$7.44		$5.47
Income (Loss) from Investment Operations:
Net Investment Income†	0.15	0.15		0.12		0.17		0.13
Net Realized and Unrealized Gain (Loss)	0.15	2.16		(0.98)		1.30		2.09
Total from Investment Operations	0.30	2.31		(0.86)		1.47		2.22
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.32)		(0.15)		(0.17)		(0.25)
Redemption Fees	—	—		—		—		0.00	‡
Net Asset Value, End of Period	$9.86	$9.72		$7.73		$8.74		$7.44
Total Return++	3.18%	29.93%		(9.91)%		19.90%		40.66%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$96,046	$171,413		$130,244		$67,812		$52,663
Ratio of Expenses to Average Net Assets (1)	1.30%+^	1.27	%+††	1.29	%+††	1.26	%+††	1.26	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.30%+^	N/A		N/A		1.26	%+††	1.26	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.43%+	2.17	%+††	1.87	%+††	2.18	%+††	2.08	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	33%	29%		28%		18%		59%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.32%	N/A		1.29%		N/A		N/A
Net Investment Income to Average Net Assets	1.41%	N/A		1.87%		N/A		N/A

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$9.59		$7.63		$8.62		$7.35		$5.43
Income (Loss) from Investment Operations:
Net Investment Income†	0.10		0.10		0.07		0.13		0.08
Net Realized and Unrealized Gain (Loss)	0.16		2.13		(0.96)		1.28		2.08
Total from Investment Operations	0.26		2.23		(0.89)		1.41		2.16
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.27)		(0.10)		(0.14)		(0.24)
Redemption Fees	—		—		—		—		0.00	‡
Net Asset Value, End of Period	$9.74		$9.59		$7.63		$8.62		$7.35
Total Return++	2.77%		29.26%		(10.33)%		19.26%		39.91%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,844		$7,050		$6,418		$5,043		$1,603
Ratio of Expenses to Average Net Assets (1)	1.77	%+^	1.77	%+††	1.79	%+††	1.76	%+††	1.76	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.77	%+^	N/A		N/A		1.76	%+††	1.76	%+
Ratio of Net Investment Income to Average Net Assets (1)	0.98	%+	1.67	%+††	1.37	%+††	1.68	%+††	1.23	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	33%		29%		28%		18%		59%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.79%		N/A		N/A
Net Investment Income to Average Net Assets	N/A		N/A		1.37%		N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Real Estate Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$10.01
Income (Loss) from Investment Operations:
Net Investment Income†	0.08
Net Realized and Unrealized Loss	0.02
Total from Investment Operations	0.10
Distributions from and/or in Excess of:
Net Investment Income	(0.20)
Net Asset Value, End of Period	$9.91
Total Return++	1.08	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$206,757
Ratio of Expenses to Average Net Assets (1)	0.96	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	2.88	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	33	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.97	%*
Net Investment Loss to Average Net Assets	2.87	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.99% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Real Estate Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek to provide current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies ("REOCs"), real estate investment trusts ("REITs") and similar entities established outside of the U.S. (foreign real estate companies). The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$703,859	$—	$—	†	$703,859
Health Care	92,585	—	—		92,585
Industrial	76,695	—	6,476		83,171
Lodging/Resorts	98,601	—	—		98,601
Mixed Industrial/Office	17,308	—	—		17,308
Office	218,995	—	—		218,995
Residential	236,725	—	—		236,725
Retail	555,491	—	—		555,491
Self Storage	55,099	—	—		55,099
Total Common Stocks	2,055,358	—	6,476	†	2,061,834
Short-Term Investment
Investment Company	24,177	—	—		24,177
Total Assets	$2,079,535	$—	$6,476	†	$2,086,011

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $1,041,822,000 transferred from Level 2 to

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)
Beginning Balance	$13,745	†
Purchases	663
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate Actions	(10,148)
Change in unrealized appreciation/depreciation	313
Realized gains (losses)	1,903
Ending Balance	$6,476	†
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2013	$313

†  Includes one or more securities which are valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2013.

	Fair Value at December 31, 2013 (000)	Valuation Technique	Unobservable Input
Industrial
Common Stocks	$6,476	Reported Capital Balance, Adjusted for Subsequent Capital Calls and Return of Capital, as applicable	Adjusted Capital Balance

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and Exeter Industrial Value Fund LP, the Portfolio has made a subscription commitment of $2,000,000 for which it will receive 2,000,000 shares of common stock. As of December 31, 2013, Exeter Industrial Value Fund LP has drawn down approximately $1,860,000 which represents 93.0% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and KTR Industrial Fund II LP, the Portfolio has made a subscription commitment of $5,000,000 for which it will receive 5,000,000 shares of common stock. As of December 31, 2013, KTR Industrial Fund II LP has drawn down approximately $4,598,000 which represents 92.0% of the commitment.

5.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $2.5 billion	Over $2.5 billion
0.85%	0.80%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.85% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.30% for Class A shares and 1.80% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40%, 1.90% and 0.99% for Class A, Class L and Class IS shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $20,000 of advisory fees were waived and less than $500 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $700,898,000 and

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

$705,412,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $46,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$18,791	$404,554	$399,168	$10	$24,177

During the year ended December 31, 2013, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

From January 1, 2013 to June 30, 2013, the Portfolio incurred approximately $44,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$41,276	—	$69,575	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and REIT adjustments, basis adjustments on certain equity securities designated as passive foreign investment companies and distributions in excess of current earnings and profits, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in Capital (000)
$12,512	$(13,243)	$731

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

At December 31, 2013, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2013, the aggregate cost for federal income tax purposes is approximately $2,000,725,000. The aggregate gross unrealized appreciation is approximately $191,945,000 and the aggregate gross unrealized depreciation is approximately $106,659,000 resulting in net unrealized appreciation of approximately $85,286,000.

At December 31, 2013, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration
$3,745	December 31, 2017
41,571	December 31, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $80,450,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2013, the Portfolio deferred to January 1, 2014 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$10,345	$6,587

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 17%, 63% and 56%, for Class I, Class A and Class IS shares, respectively.

J. Results of Special Shareholder Meeting (unaudited): On June 5, 2013 as adjourned to June 24, 2013 and July 17, 2013, a Joint Special Shareholder Meeting was held for

Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
685,193	5,588	0

K. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013. For corporate shareholders, 4.3% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2013. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $3,686,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $2,220,000 and has derived net income from sources within foreign countries amounting to approximately $36,652,000

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-chief Executive officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013)	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, New York 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014) formerly Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square 049481 Singapore

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGREANN
808984 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Equity Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
U.S. Privacy Policy	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Equity Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

International Equity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
International Equity Portfolio Class I	$1,000.00	$1,144.90	$1,020.42	$5.14	*	$4.84	*	0.95%
International Equity Portfolio Class A@	1,000.00	1,143.20	1,018.95	6.70	*	6.31	*	1.24
International Equity Portfolio Class L	1,000.00	1,140.70	1,016.38	9.44	*	8.89	*	1.75
International Equity Portfolio Class IS	1,000.00	1,074.20	1,011.99	2.77	**	2.68	**	0.91

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 107/365 (to reflect the actual days in the period).

***  Annualized.

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

International Equity Portfolio

The International Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 20.39%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"), which returned 22.78%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  Global equities rose during the 12-month period, with the MSCI EAFE Index gaining 22.78% for 2013.

•  Stock markets ended 2013 on a strong upswing, and the S&P 500 Index returned 32.39%, on expectations of low inflation, low (or gently rising) interest rates, further economic recovery, and an easy transition away from quantitative easing (QE). As this vision increasingly became a consensus view over the course of 2013, it is a small wonder that lower-quality equities have trumped higher quality ones, with telecommunications up 46.2%, consumer discretionary up 35.1%, financials up 24.5%, industrials up 24.9%, versus consumer staples' 17.0% gain for the year.

•  Although underperforming the Index, the Portfolio nevertheless performed surprisingly well in 2013, given its historically asymmetric performance characteristics in strongly rising markets. This was generally due to good stock selection, particularly in financials, health care, materials and industrials. This helped partially offset the negative impact of poor stock selection (especially in tobacco) and exposure to consumer staples, the underweight in consumer discretionary and the Portfolio's cash position. Our Japanese stock picking and yen hedge, which was managed with forward contracts, also helped relative performance.

Management Strategies

•  We believe that the market is entering 2014 with plenty of scope for disappointment after climbing even higher in 2013. We worry most about valuations in the face of possible weak or unsustainable growth, deflation, and high real interest rates and their potentially negative implications for developed and emerging markets, together with various difficulties on the policy front. However, we are more positive towards quality consumer staples given their poor relative performance and selective recent de-rating (that is, the market lowering its expectations, causing the stock price to fall) in the second half of 2013.

•  With respect to valuation, our main concern is that stock markets have done well principally through re-rating (the market changing its view of a company, causing a stock's price to move, in this case higher) on stagnant earnings estimates, stoked by the liquidity arising from central banks' monetary policies. Two ways of losing money in investing are having either the cash flows or the multiples disappear — or both. The market seems to have well and truly accepted that recovery is around the corner in the principal markets of the U.S., Japan and Europe, hence the re-rating. If this seemingly priced-in recovery does not come through in 2014, we rather doubt the market will continue to re-rate disappointing earnings expectations for a third year running. If the re-rating of lower-quality cyclical stocks does continue in the absence of earnings growth, watch out for fireworks.

•  The prospect of this recovery is made all the more difficult by the persistent ratcheting down of inflation expectations, especially in the U.S. and Europe. Earnings growth against a backdrop of a near 1% U.S. Personal Consumption Expenditures (PCE) inflation index could be much more of a headwind than the market anticipates. Indeed, each time U.S. inflation has dropped to 1% (most recently in 1998, 2001-02 and 2008-09) it has been a dangerous time for equities because such low levels of inflation have in the recent past dramatically increased the risk of bankruptcies. We are nudging towards such 1% levels, but the market is exalting more at the prospect of a low inflation, good earnings growth scenario, stoked by continued QE from the incoming chair of the U.S. Federal Reserve Janet Yellen and the prospect of QE by Mario Draghi, Governor of the European Central Bank. If the market finds low inflation less favorable, we may see history repeat, especially if earnings growth disappoints.

•  The implication for the Portfolio is that, on a bottom-up stock basis, we find it difficult to find

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

value in the cyclical recovery sectors — especially consumer discretionary, industrials and banks. To us, the industrials look generally close to peak margins, and financials are less attractive.

•  This time last year, we found good value in the two opposite ends of the spectrum — Japan and high quality. We are, however, now struggling to find value in Japan post the market rise, and, in our view, are not seeing much general improvement in the way that Japanese companies are being run. For the Japanese economy to move in the right direction, wages have to rise in real terms, exceeding the increase in consumer price inflation caused by yen depreciation — the opposite to what is now happening, where Japanese consumers' purchasing power is currently getting squeezed. True, bonuses are rising significantly, but only in a few sectors of the economy, and they can be eliminated quickly. If corporate Japan does not obey Prime Minister Shinzo Abe's exhortations to increase real wages in 2014, the Japanese market may stumble on disappointment over the progress of Abenomics, although negative sentiment could be cushioned by an announcement from Bank of Japan Governor Haruhiko Kuroda that he will do "what it takes," as Mario Draghi did at the helm of the European Central Bank. What that means in practical terms is (more) monumental QE being unleashed, designed to diminish the yen. Given we see this as more likely than not, we continue to hedge the yen. We are, on balance, still positive about Japan in the short-to-medium term as we see the most likely scenario as asset price inflation aided by Mr. Kuroda. However, longer term we are skeptical about the prospects for a sustained economic recovery and are increasingly concerned about back peddling by Mr. Abe on necessary structural reforms.

•  The weaker yen, down 35% against the U.S. dollar since November 2012, is already helping to export deflation to the U.S. and Europe as Japanese exporters of capital equipment and cars are cutting prices to gain market share in the time-honored way, and this is putting pressure on Asia Pacific, Chinese, and possibly German and U.S. competitors to cut their export prices too. This is the scenario that softened up emerging markets in the Asia Pacific region in 1997 for their big declines in 1998. While we believe that most Asia Pacific emerging markets are in much better shape today than in 1998, we are concerned that the market appears to have forgotten just how destabilising a weak yen can be and may be reminded of this in 2014.

•  While the markets are consumed with uncertainties about the Fed's tapering, we are also concerned about how the Western world will shrink its high debt levels, which is a challenging proposition aggravated by the difficulties in exiting QE. It is entirely possible that we could be stuck in current low nominal (though high real) interest rates for years to come. The market is clearly not worrying about this, as indicated by the fall in the price of gold in 2013.

•  In general, equity markets do not look particularly cheap to us going into 2014, although that has never stopped them in the past from going up. Happily, we believe that high quality is still reasonably priced, especially after its relative lag in 2013, caused principally by rising real interest rates and emerging markets angst. The consumer staples sector is one of the most sensitive of all market sectors to both of these concerns, and has paid the short-term price in 2013, especially tobacco. We are prepared to look through the short-term noise of falling emerging markets currencies and some temporary fall off in demand, as we believe the long-term growth story around emerging markets consumers looks intact. Furthermore, we believe high quality will be able to continue to compound in most scenarios, and that that ability may well be called upon in 2014.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+, L and IS shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	20.39%	11.39%	7.02%	9.43%
MSCI EAFE Index	22.78	12.44	6.91	4.89
Lipper International Large-Cap Core Funds Index	20.67	11.74	6.37	6.85
Portfolio — Class A+ Shares w/o sales charges(5)	20.13	11.11	6.76	8.65
Portfolio — Class A+ Shares with maximum 5.25% sales charges(5)	13.79	9.92	6.19	8.32
MSCI EAFE Index	22.78	12.44	6.91	5.27
Lipper International Large-Cap Core Funds Index	20.67	11.74	6.37	6.23
Portfolio — Class L Shares w/o sales charges(6)	19.49	—	—	23.84
MSCI EAFE Index	22.78	—	—	27.97
Lipper International Large-Cap Core Funds Index	20.67	—	—	26.66
Portfolio — Class IS Shares w/o sales charges(7)	—	—	—	7.42
MSCI EAFE Index	—	—	—	7.78
Lipper International Large-Cap Core Funds Index	—	—	—	7.32

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Large-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on August 4, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on June 14, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	46.0%
Pharmaceuticals	13.2
Insurance	9.7
Food Products	9.3
Oil, Gas & Consumable Fuels	7.8
Commercial Banks	7.3
Tobacco	6.7
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open foreign currency forward exchange contracts with total unrealized appreciation of approximately $7,891,000.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

International Equity Portfolio

	Shares	Value (000)
Common Stocks (98.4%)
Australia (1.5%)
Santos Ltd.	4,985,121	$65,122
WorleyParsons Ltd. (a)	1,258,540	18,654
		83,776
Canada (1.2%)
Barrick Gold Corp.	3,302,275	58,165
Turquoise Hill Resources Ltd. (a)(b)	3,155,190	10,426
		68,591
China (1.6%)
China Petroleum & Chemical Corp. H Shares (c)	105,988,000	86,520
France (7.8%)
BNP Paribas SA	802,804	62,565
LVMH Moet Hennessy Louis Vuitton SA	377,628	68,886
Sanofi	2,146,752	227,758
Vallourec SA	1,240,660	67,588
		426,797
Germany (8.6%)
BASF SE	577,622	61,576
Bayer AG (Registered)	909,356	127,539
Continental AG	443,236	97,196
HeidelbergCement AG	337,733	25,624
SAP AG	1,876,675	160,868
		472,803
Hong Kong (0.5%)
AIA Group Ltd.	5,986,500	30,032
Ireland (1.3%)
CRH PLC	2,859,208	71,981
Italy (1.4%)
Eni SpA	3,213,870	77,329
Japan (18.2%)
Asatsu-DK, Inc. (a)	377,785	8,843
Astellas Pharma, Inc.	222,100	13,139
Hitachi Ltd.	6,006,000	45,397
Hoya Corp.	1,064,800	29,545
Inpex Corp.	6,920,900	88,590
Keyence Corp.	98,010	41,881
Kyocera Corp.	1,416,600	70,622
Lawson, Inc. (a)	682,300	50,989
Mitsubishi Electric Corp.	3,656,000	45,826
Mitsubishi Estate Co., Ltd.	2,533,000	75,646
MS&AD Insurance Group Holdings	1,235,500	33,108
NGK Spark Plug Co., Ltd.	1,887,000	44,617
Nitto Denko Corp.	247,000	10,402
NKSJ Holdings, Inc.	2,505,400	69,564
NTT DoCoMo, Inc.	3,431,100	56,202
Sekisui House Ltd.	4,836,200	67,507
Sumco Corp. (a)	2,239,700	19,736
Sumitomo Mitsui Financial Group, Inc.	1,663,251	85,603
Sumitomo Mitsui Trust Holdings, Inc.	9,216,999	48,487
Toyota Motor Corp.	1,528,800	93,200
		998,904
	Shares	Value (000)
Netherlands (6.5%)
Akzo Nobel N.V.	768,116	$59,534
ArcelorMittal (a)	2,295,214	40,953
Unilever N.V. CVA	6,313,072	254,250
		354,737
Sweden (1.3%)
Nordea Bank AB	5,192,453	69,953
Switzerland (15.7%)
Credit Suisse Group AG (Registered) (b)	2,384,439	72,892
Holcim Ltd. (Registered) (b)	677,927	50,728
Nestle SA (Registered)	3,494,454	255,802
Novartis AG (Registered)	2,412,652	192,569
Roche Holding AG (Genusschein)	576,727	161,112
Swisscom AG (Registered)	69,197	36,528
Zurich Insurance Group AG (b)	321,296	93,106
		862,737
United Kingdom (32.3%)
Admiral Group PLC	2,765,750	59,997
Aggreko PLC (a)	3,014,621	85,314
BG Group PLC	5,283,083	113,512
BHP Billiton PLC	1,484,529	45,946
British American Tobacco PLC	4,685,573	251,239
Bunzl PLC	723,401	17,370
Diageo PLC	4,836,376	160,176
Glencore Xstrata PLC (b)	5,237,659	27,121
HSBC Holdings PLC	8,828,754	96,843
Imperial Tobacco Group PLC	3,003,621	116,289
Legal & General Group PLC	6,659,938	24,561
Lloyds Banking Group PLC (b)	27,568,484	36,010
Prudential PLC	6,229,435	138,229
Reckitt Benckiser Group PLC	3,006,999	238,665
Resolution Ltd.	14,031,159	82,252
Rio Tinto PLC	1,153,482	65,125
Smiths Group PLC	2,378,945	58,303
Vodafone Group PLC	19,662,748	77,168
Weir Group PLC (The)	2,398,930	84,694
		1,778,814
United States (0.5%)
Dr. Pepper Snapple Group, Inc. (a)	577,274	28,125
Total Common Stocks (Cost $4,281,866)		5,411,099
Rights (0.1%)
Canada (0.1%)
Turquoise Hill Resources Ltd. (a)(b) (Cost $5,586)	3,149,811	2,965
Short-Term Investments (1.8%)
Securities held as Collateral on Loaned Securities (0.5%)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	24,984,154	24,984

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

International Equity Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.1%)
BNP Paribas Securities Corp., (0.01%, dated 12/31/13, due 1/2/14; proceeds $2,250; fully collateralized by various U.S. Government Obligations; 0.63% - 3.63% due 8/15/16 - 2/15/21; valued at $2,295)	$2,250	$2,250
Merrill Lynch & Co., Inc., (0.18%, dated 12/31/13, due 1/2/14; proceeds $1,608; fully collateralized by various Common Stocks and Exchange Traded Funds; valued at $1,737)	1,608	1,608
		3,858
Total Securities held as Collateral on Loaned Securities (Cost $28,842)		28,842
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $73,675)	73,675,053	73,675
Total Short-Term Investments (Cost $102,517)		102,517
Total Investments (100.3%) (Cost $4,389,969) Including $28,942 of Securities Loaned (d)		5,516,581
Liabilities in Excess of Other Assets (-0.3%)		(16,528)
Net Assets (100.0%)		$5,500,053

(a)  All or a portion of this security was on loan at December 31, 2013.

(b)  Non-income producing security.

(c)  Security trades on the Hong Kong exchange.

(d)  Securities are available for collateral in connection with an open foreign currency forward exchange contract.

CVA  Certificaten Van Aandelen.

Foreign Currency Forward Exchange Contract:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2013:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (000)
Commonwealth Bank of Australia	JPY	30,455,000	$289,208	1/17/14	USD	297,099	$297,099	$7,891

JPY  —  Japanese Yen

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

International Equity Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $4,291,310)	$5,417,922
Investment in Security of Affiliated Issuer, at Value (Cost $98,659)	98,659
Total Investments in Securities, at Value (Cost $4,389,969)	5,516,581
Foreign Currency, at Value (Cost $—@)	—	@
Cash	881
Receivable for Investments Sold	37,585
Tax Reclaim Receivable	12,363
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	7,891
Receivable for Portfolio Shares Sold	2,060
Dividends Receivable	1,868
Receivable from Affiliate	1
Other Assets	134
Total Assets	5,579,364
Liabilities:
Payable for Portfolio Shares Redeemed	35,721
Collateral on Securities Loaned, at Value	29,723
Payable for Advisory Fees	10,354
Payable for Sub Transfer Agency Fees	1,348
Payable for Sub Transfer Agency Fees — Class I	710
Payable for Sub Transfer Agency Fees — Class A*	293
Payable for Sub Transfer Agency Fees — Class L	7
Payable for Administration Fees	365
Payable for Shareholder Services Fees — Class A*	313
Payable for Distribution and Shareholder Services Fees — Class L	8
Payable for Directors' Fees and Expenses	140
Payable for Custodian Fees	104
Payable for Investments Purchased	48
Payable for Transfer Agent Fees	11
Payable for Transfer Agent Fees — Class I	3
Payable for Transfer Agent Fees — Class A*	4
Payable for Transfer Agent Fees — Class L	1
Payable for Professional Fees	8
Other Liabilities	150
Total Liabilities	79,311
Net Assets	$5,500,053
Net Assets Consist Of:
Paid-in-Capital	$4,476,590
Accumulated Undistributed Net Investment Income	18,659
Accumulated Net Realized Loss	(130,369)
Unrealized Appreciation (Depreciation) on:
Investments	1,126,612
Foreign Currency Forward Exchange Contract	7,891
Foreign Currency Translations	670
Net Assets	$5,500,053

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

International Equity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2013 (000)
CLASS I:
Net Assets	$3,694,164
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	217,517,531
Net Asset Value, Offering and Redemption Price Per Share	$16.98
CLASS A*:
Net Assets	$1,508,564
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	89,914,807
Net Asset Value, Redemption Price Per Share	$16.78
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$0.93
Maximum Offering Price Per Share	$17.71
CLASS L:
Net Assets	$12,072
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	722,574
Net Asset Value, Offering and Redemption Price Per Share	$16.71
CLASS IS:
Net Assets	$285,253
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	16,795,778
Net Asset Value, Offering and Redemption Price Per Share	$16.98
(1) Including: Securities on Loan, at Value:	$28,942

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

International Equity Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $9,404 of Foreign Taxes Withheld)	$147,395
Income from Securities Loaned — Net	2,321
Interest from Securities of Affiliated Issuers (Note G)	13
Interest from Securities of Unaffiliated Issuers	1
Total Investment Income	149,730
Expenses:
Advisory Fees (Note B)	41,018
Sub Transfer Agency Fees	2,911
Sub Transfer Agency Fees — Class I	891
Sub Transfer Agency Fees — Class A*	464
Sub Transfer Agency Fees — Class L	7
Administration Fees (Note C)	4,102
Shareholder Services Fees — Class A* (Note D)	3,248
Distribution and Shareholder Services Fees — Class L (Note D)	90
Custodian Fees (Note F)	703
Shareholder Reporting Fees	216
Professional Fees	125
Registration Fees	118
Transfer Agency Fees (Note E)	101
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A* (Note E)	5
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class IS (Note E)	— @
Directors' Fees and Expenses	111
Pricing Fees	7
Other Expenses	98
Expenses Before Non Operating Expenses	54,220
Reorganization Expense	(248)**
Total Expenses	53,972
Waiver of Advisory Fees (Note B)	(1,432)
Reimbursement of Class Specific Expenses — Class I (Note B)	(458)
Reimbursement of Class Specific Expenses — Class L (Note B)	(3)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(— @)
Rebate from Morgan Stanley Affiliate (Note G)	(175)
Net Expenses	51,904
Net Investment Income	97,826
Realized Gain (Loss):
Investments Sold	226,972
Foreign Currency Forward Exchange Contracts	11,358
Foreign Currency Transactions	(3,054)
Net Realized Gain	235,276
Change in Unrealized Appreciation (Depreciation):
Investments	614,737
Foreign Currency Forward Exchange Contracts	7,891
Foreign Currency Translations	359
Net Change in Unrealized Appreciation (Depreciation)	622,987
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	858,263
Net Increase in Net Assets Resulting from Operations	$956,089

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  Over accrued of reorganization expense.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

International Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
Increase in Net Assets:
Operations:
Net Investment Income	$97,826		$95,327
Net Realized Gain	235,276		131,511
Net Change in Unrealized Appreciation (Depreciation)	622,987		540,703
Net Increase in Net Assets Resulting from Operations	956,089		767,541
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(61,929)		(74,837)
Class A**:
Net Investment Income	(21,534)		(18,728)
Class H@:
Net Investment Income	(21)		(1,424)
Class L:
Net Investment Income	(113)		(237)
Class IS:
Net Investment Income	(4,460	)****	—
Total Distributions	(88,057)		(95,226)
Capital Share Transactions:(1)
Class I:
Subscribed	400,704		557,092
Issued due to a tax-free reorganization	—		83,759
Distributions Reinvested	58,555		70,787
Redeemed	(1,035,172)		(556,786)
Class A**:
Subscribed	253,588		54,947
Distributions Reinvested	21,495		18,719
Conversion from Class H	67,123		—
Redeemed	(58,505)		(129,416)
Class H@:
Subscribed	1,172	***	317	*
Issued due to a tax-free reorganization	—		69,743	*
Distributions Reinvested	20	***	1,383	*
Conversion to Class A	(67,123	)***	—
Redeemed	(9,758	)***	(4,231	)*
Class L:
Subscribed	623		11	*
Issued due to a tax-free reorganization	—		12,208	*
Distributions Reinvested	111		228	*
Redeemed	(2,679)		(851	)*
Class IS:
Subscribed	273,544	****	—
Distributions Reinvested	4,460	****	—
Redeemed	(1,849	)****	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(93,691)		177,910
Redemption Fees	41		41
Total Increase in Net Assets	774,382		850,266
Net Assets:
Beginning of Period	4,725,671		3,875,405
End of Period (Including Accumulated Undistributed Net Investment Income of $18,659 and $551)	$5,500,053		$4,725,671

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

International Equity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	25,635		41,652
Shares Issued due to a tax-free reorganization	—		6,026
Shares Issued on Distributions Reinvested	3,606		4,964
Shares Redeemed	(64,753)		(41,281)
Net Increase (Decrease) in Class I Shares Outstanding	(35,512)		11,361
Class A**:
Shares Subscribed	16,526		4,319
Shares Issued on Distributions Reinvested	1,340		1,328
Conversion from Class H	4,322		—
Shares Redeemed	(3,685)		(9,887)
Net Increase (Decrease) in Class A** Shares Outstanding	18,503		(4,240)
Class H@:
Shares Subscribed	77	***	24
Shares Issued due to a tax-free reorganization	—		5,091
Shares Issued on Distributions Reinvested	1	***	98
Conversion to Class A	(4,336	)***	—
Shares Redeemed	(652	)***	(303)
Net Increase (Decrease) in Class H Shares Outstanding	(4,910)		4,910
Class L:
Shares Subscribed	41		1
Shares Issued due to a tax-free reorganization	—		892
Shares Issued on Distributions Reinvested	7		17
Shares Redeemed	(174)		(61)
Net Increase (Decrease) in Class L Shares Outstanding	(126)		849
Class IS:
Shares Subscribed	16,635	****	—
Shares Issued on Distributions Reinvested	274	****	—
Shares Redeemed	(113	)****	—
Net Increase in Class IS Shares Outstanding	16,796		—

@  Effective September 9, 2013, Class H shares converted into Class A shares.

*  For the period June 14, 2012 to December 31, 2012.

**  Effective September 9, 2013, Class P shares were renamed Class A shares.

***  For the period January 1, 2013 through September 6, 2013.

****  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

International Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012	2011		2010		2009
Net Asset Value, Beginning of Period	$14.35		$12.25	$13.61		$13.02		$11.01
Income (Loss) from Investment Operations:
Net Investment Income†	0.32		0.31	0.32		0.26		0.27
Net Realized and Unrealized Gain (Loss)	2.59		2.09	(1.37)		0.53		2.10
Total from Investment Operations	2.91		2.40	(1.05)		0.79		2.37
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.30)	(0.31)		(0.20)		(0.36)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$16.98		$14.35	$12.25		$13.61		$13.02
Total Return++	20.39%		19.60%	(7.63)%		6.08%		21.56%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,694,164		$3,631,307	$2,959,403		$3,372,029		$3,148,980
Ratio of Expenses to Average Net Assets (1)	0.94	%+	0.95%+	0.95	%+††	0.95	%+††	0.94	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.95	%+	N/A	0.95	%+††	0.95	%+††	0.94	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.04	%+	2.31%+	2.36	%+††	2.05	%+††	2.35	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00	%††§	0.00	%††§	0.01%
Portfolio Turnover Rate	29%		23%	34%		40%		38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.99%		0.97%	0.98	%††	0.98	%+††	0.95	%+
Net Investment Income to Average Net Assets	1.99%		2.29%	2.33	%††	2.02	%+††	2.34	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

International Equity Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012	2011		2010		2009
Net Asset Value, Beginning of Period	$14.18		$12.11	$13.45		$12.87		$10.90
Income (Loss) from Investment Operations:
Net Investment Income†	0.25		0.27	0.28		0.23		0.23
Net Realized and Unrealized Gain (Loss)	2.59		2.07	(1.34)		0.51		2.07
Total from Investment Operations	2.84		2.34	(1.06)		0.74		2.30
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		(0.27)	(0.28)		(0.16)		(0.33)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$16.78		$14.18	$12.11		$13.45		$12.87
Total Return++	20.13%		19.31%	(7.83)%		5.78%		21.18%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,508,564		$1,012,956	$916,002		$928,966		$1,131,919
Ratio of Expenses to Average Net Assets (1)	1.22	%+^	1.20%+	1.20	%+††	1.20	%+††	1.19	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.22	%+^	N/A	1.20	%+††	1.20	%+††	1.19	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.60	%+	2.06%+	2.11	%+††	1.80	%+††	2.02	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00	%††§	0.00	%††§	0.01%
Portfolio Turnover Rate	29%		23%	34%		40%		38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.25%		1.22%	1.23	%††	1.23	%+††	1.20	%+
Net Investment Income to Average Net Assets	1.57%		2.04%	2.08	%††	1.77	%+††	2.01	%+

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.20% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

International Equity Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from June 14, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$14.12		$12.36
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.19		(0.07)
Net Realized and Unrealized Gain	2.55		2.11
Total from Investment Operations	2.74		2.04
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.28)
Redemption Fees	0.00	‡	0.00	‡
Net Asset Value, End of Period	$16.71		$14.12
Total Return++	19.49%		16.53	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,072		$11,982
Ratio of Expenses to Average Net Assets (1)	1.72	%+^^	1.70	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.73	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.24	%+	(0.91	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%*§
Portfolio Turnover Rate	29%		23	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.78%		1.70	%*
Net Investment Income (Loss) to Average Net Assets	1.18%		(0.91	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.80% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.70% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

International Equity Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$16.08
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.01)
Net Realized and Unrealized Gain	1.19
Total from Investment Operations	1.18
Distributions from and/or in Excess of:
Net Investment Income	(0.28)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$16.98
Total Return++	7.42	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$285,253
Ratio of Expenses to Average Net Assets (1)	0.91	%+^^*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.91	%+^^*
Ratio of Net Investment Loss to Average Net Assets	(0.29	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.91	%*
Net Investment Loss to Average Net Assets	(0.29	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.91% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the International Equity Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

On October 29, 2012, the Portfolio acquired the net assets of Morgan Stanley International Value Equity Fund ("International Value Equity Fund"), an open-end investment company, based on the respective valuations as of the close of business on October 26, 2012, pursuant to a Plan of Reorganization approved by the shareholders of International Value Equity Fund on September 27, 2012 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 6,025,829 Class I shares of the Portfolio at a net asset value of $13.90 per share for 9,923,493 Class I shares of International Value Equity Fund; 892,369 Class L shares of the Portfolio at a net asset value of $13.68 for 1,447,727 Class C shares of International Value Equity Fund; 5,090,716 Class H shares of the Portfolio at a net asset value of $13.70 for 3,872,198 Class A shares, 4,451,390 Class B shares and 10,479 Class W shares of International Value Equity Fund. The net assets of International Value Equity Fund before the Reorganization were approximately $165,710,000, including unrealized appreciation of approximately $880,000 at October 26, 2012. The investment portfolio of International Value Equity Fund, with a fair value of approximately $165,884,000 and identified cost of approximately $164,992,000 on October 26, 2012, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the invest-

ments received from International Value Equity Fund was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $4,317,571,000. Immediately after the merger, the net assets of the Portfolio were approximately $4,483,281,000.

Upon closing of the Reorganization, shareholders of International Value Equity Fund received shares of the Portfolio as follows:

International Value Equity Fund	International Equity Portfolio
Class A	Class H
Class B	Class H
Class W	Class H
Class C	Class L
Class I	Class I

Assuming the acquisition had been completed on January 1, 2012, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the year ended December 31, 2012, are as follows:

Net investment income(1)	$96,989,000
Net gain realized and unrealized gain (loss)(2)	$672,948,000
Net increase (decrease) in net assets resulting from operations	$769,937,000

(1) Approximately $95,327,000 as reported, plus approximately $872,000 International Value Equity Fund premerger, plus approximately $790,000 of estimated pro-forma eliminated expenses.

(2) Approximately $672,214,000 as reported, plus approximately $734,000 International Value Equity Fund premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of International Value Equity Fund that have been included in the Portfolio's Statement of Operations since December 31, 2012.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Auto Components	$141,813	$—	$—	$141,813
Automobiles	93,200	—	—	93,200
Beverages	188,301	—	—	188,301
Capital Markets	72,892	—	—	72,892
Chemicals	131,512	—	—	131,512
Commercial Banks	399,461	—	—	399,461
Commercial Services & Supplies	85,314	—	—	85,314
Construction Materials	148,333	—	—	148,333
Diversified Telecommunication Services	36,528	—	—	36,528
Electrical Equipment	45,826	—	—	45,826
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Electronic Equipment, Instruments & Components	$187,445	$—	$—	$187,445
Energy Equipment & Services	18,654	—	—	18,654
Food & Staples Retailing	50,989	—	—	50,989
Food Products	510,052	—	—	510,052
Household Durables	67,507	—	—	67,507
Household Products	238,665	—	—	238,665
Industrial Conglomerates	58,303	—	—	58,303
Insurance	530,849	—	—	530,849
Machinery	152,282	—	—	152,282
Media	8,843	—	—	8,843
Metals & Mining	247,736	—	—	247,736
Oil, Gas & Consumable Fuels	431,073	—	—	431,073
Pharmaceuticals	722,117	—	—	722,117
Real Estate Management & Development	75,646	—	—	75,646
Semiconductors & Semiconductor Equipment	19,736	—	—	19,736
Software	160,868	—	—	160,868
Textiles, Apparel & Luxury Goods	68,886	—	—	68,886
Tobacco	367,528	—	—	367,528
Trading Companies & Distributors	17,370	—	—	17,370
Wireless Telecommunication Services	133,370	—	—	133,370
Total Common Stocks	5,411,099	—	—	5,411,099
Rights	2,965	—	—	2,965
Short-Term Investments
Investment Companies	98,659	—	—	98,659
Repurchase Agreements	—	3,858	—	3,858
Total Short-Term Investments	98,659	3,858	—	102,517
Foreign Currency Forward Exchange Contract	—	7,891	—	7,891
Total Assets	$5,512,723	$11,749	$—	$5,524,472

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $4,874,086,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Appreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$7,891

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$11,358
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$7,891

At December 31, 2013, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contract	$7,891	$—

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than 0) (000)
Commonwealth Bank of Australia	$7,891	—	—	$7,891

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$176,431,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than 0) (000)
$28,942	(a)	—	$(28,942	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Portfolio received cash collateral of approximately $29,723,000, of which approximately $28,842,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2013 there was uninvested cash of approximately $881,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $545,000 in the form of U.S. government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $10 billion	Over $10 billion
0.80%	0.75%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.77% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.20% for Class A shares, 1.70% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30%, 1.80% and 0.91% for Class A, Class L and Class IS shares, respectively. The fee waivers and/or expense reimbursements will continue for at least two years from the date of Reorganization or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $1,432,000 of advisory fees were waived and approximately $461,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,511,833,000 and $1,458,221,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $175,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$206,193	$951,983	$1,059,517	$13	$98,659

From January 1, 2013 to June 30, 2013, the Portfolio incurred approximately $51,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$88,057	—	$95,226	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and redemptions in kind, resulted

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$8,339	$(25,586)	$17,247

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$29,283	—

At December 31, 2013, the aggregate cost for Federal income tax purposes is $4,415,360,000. The aggregate gross unrealized appreciation is $1,188,607,000 and the aggregate gross unrealized depreciation is $87,386,000 resulting in net unrealized appreciation of $1,101,221,000.

At December 31, 2013, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration*
$4,909	December 31, 2015
89,469	December 31, 2016
13,223	December 31, 2017

*  Includes capital losses acquired from Morgan Stanley International Value Equity Fund that may be subject to limitation under IRC Section 382 in future years.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U. S. Federal income tax purposes of approximately $204,085,000.

For the year ended December 31,2013, the Portfolio realized gains from in-kind redemptions of approximately $17,247,000. The gains are not taxable income to the Portfolio.

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 44%, 92% and 69%, for Class I, Class A and Class IS shares, respectively.

J. Results of Special Shareholder Meeting (unaudited): On June 5, 2013 as adjourned to June 24, 2013 and July 17, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
1,995,282	118,220	241,212

K. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Equity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Equity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2013. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $92,769,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $4,713,000 and has derived net income from sources within foreign countries amounting to approximately $156,116,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.
29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JPMorgan Fund Complex.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square 049481 Singapore

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

36

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIEANN
809338 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
U.S. Privacy Policy	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

Emerging Markets Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*		Hypothetical Expenses Paid During Period*		Net Expense Ratio During Period***
Emerging Markets Portfolio Class I	$1,000.00	$1,050.70	$1,018.95	$6.41	*	$6.31	*	1.24%
Emerging Markets Portfolio Class A@	1,000.00	1,048.90	1,017.39	8.00	*	7.88	*	1.55
Emerging Markets Portfolio Class L	1,000.00	1,046.10	1,014.82	10.62	*	10.46	*	2.06
Emerging Markets Portfolio Class IS	1,000.00	1,018.50	1,011.23	3.46	**	3.45	**	1.17

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 107/365 (to reflect the actual days in the period).

***  Annualized.

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

Emerging Markets Portfolio

The Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -0.80%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index (the "Index"), which returned -2.60%.

Factors Affecting Performance

•  Since mid-2011, emerging markets equities have underperformed those of developed markets as emerging markets' economic growth has been reset downward, which has disappointed investor expectations. We think two main fault lines will continue to negatively affect emerging market returns: China's excessive credit expansion over the last four years and growing investor concerns about countries with current account deficits that are vulnerable to the tapering of quantitative easing (QE) in the U.S. In countries affected by a Chinese slowdown — particularly Brazil, Russia and South Africa — earnings have been weaker than consensus expected. Countries with large current account deficits, such as Indonesia and Turkey, will continue to remain a concern.

•  Our stock selection in China and South Africa were among the primary contributors to performance during the year. An underweight allocation to Brazil, along with stock selection in Eastern Europe, Russia and India, also benefited performance.

•  The main detractors from results were our stock selection in Indonesia, and an overweight allocation to and stock selection in Thailand. Our stock selection in and underweight allocation to Taiwan also dampened performance, as did stock selection in Korea.

Management Strategies

•  As mentioned above, we believe two major fault lines will continue to negatively affect emerging market equities. First, China's credit growth has been excessive and could contribute to an eventual economic slowdown that is likely to surprise consensus expectations. Second, current account deficits in various countries are likely to remain a concern. However, we note there are nuanced differences in the drivers and direction of each country's current account situation and we think investors will eventually consider such differentiation.

•  In the Portfolio, we remain confident in our underweight to China and China-related plays via commodities and commodities-oriented markets such as Brazil, Russia and South Africa. In regard to the challenges from rising U.S. bond yields, we remain focused on being overweight those countries that we believe are fundamentally sound but had suffered collateral damage in 2013 — including the Philippines, Mexico, Thailand and Poland. These are countries that have not experienced excessive credit growth since the global financial crisis and whose balance of payments is improving. We consider Eastern Europe a well-placed region to potentially benefit from a European growth recovery. German economic growth continues to create positive spillover effects for Poland and the rest of Eastern Europe, where industrial indicators continue to signal expansion. The Philippines remains an underpenetrated market for financial products and we expect gross domestic product (GDP) growth to continue to be buoyant, driven in part by healthy investment and infrastructure spending. In these cases, we have added to our positions and bought on weakness. We have a preference for countries that exhibit constructive reform agendas, sustainable levels of investment-to-GDP and compelling earnings prospects.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+, L and IS shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	-0.80%	14.34%	10.76%	8.75%
MSCI Emerging Markets Net Index	-2.60	14.79	11.17	8.35
Lipper Emerging Markets Funds Index	-1.29	15.17	10.65	N/A
Portfolio — Class A+ Shares w/o sales charges(5)	-1.07	14.04	10.48	7.64
Portfolio — Class A+ Shares with maximum 5.25% sales charges(5)	-6.26	12.81	9.89	7.32
MSCI Emerging Markets Net Index	-2.60	14.79	11.17	6.85
Lipper Emerging Markets Funds Index	-1.29	15.17	10.65	7.06
Portfolio — Class L Shares w/o sales charges(6)	-1.56	—	—	2.68
MSCI Emerging Markets Net Index	-2.60	—	—	1.69
Lipper Emerging Markets Funds Index	-1.29	—	—	2.88
Portfolio — Class IS Shares w/o sales charges(7)	—	—	—	1.85
MSCI Emerging Markets Net Index	—	—	—	1.99
Lipper Emerging Markets Funds Index	—	—	—	2.57

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The Morgan Stanley Capital International (MSCI) Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 21 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on September 25, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	57.3%
Commercial Banks	18.1
Semiconductors & Semiconductor Equipment	8.8
Wireless Telecommunication Services	5.5
Internet Software & Services	5.2
Oil, Gas & Consumable Fuels	5.1
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2013.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency forward exchange contracts with total unrealized appreciation of approximately $128,000.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (98.2%)
Austria (1.8%)
Erste Group Bank AG	348,369	$12,140
Vienna Insurance Group AG Wiener Versicherung Gruppe	178,554	8,898
		21,038
Brazil (6.9%)
AMBEV SA ADR	1,641,300	12,063
Banco Bradesco SA (Preference)	1,040,347	12,828
BRF SA	958,410	20,007
CCR SA	965,128	7,269
Petroleo Brasileiro SA	550,286	3,730
Petroleo Brasileiro SA (Preference)	1,623,552	11,754
Petroleo Brasileiro SA ADR	203,186	2,800
Raia Drogasil SA	434,029	2,719
Ultrapar Participacoes SA	304,750	7,227
		80,397
Chile (0.7%)
SACI Falabella	862,354	7,746
China (13.2%)
Bank of China Ltd. H Shares (a)	49,859,000	22,955
Beijing Enterprises Holdings Ltd. (a)(b)	499,000	4,949
China Conch Venture Holdings Ltd. (a)(c)	509,500	1,396
China Construction Bank Corp. H Shares (a)	18,115,250	13,667
China Mengniu Dairy Co., Ltd. (a)	1,747,000	8,291
China Mobile Ltd. (a)	1,339,500	13,889
China Oilfield Services Ltd. H Shares (a)	2,886,000	8,951
China Overseas Grand Oceans Group Ltd. (a)(b)	1,638,000	1,561
China Overseas Land & Investment Ltd. (a)(b)	1,832,000	5,150
China Pacific Insurance Group Co., Ltd. H Shares (a)	2,981,800	11,690
China Petroleum & Chemical Corp. H Shares (a)	5,828,600	4,758
Chongqing Changan Automobile Co., Ltd. B Shares	868,202	1,713
NetEase, Inc. ADR	21,200	1,666
Qihoo 360 Technology Co., Ltd. ADR (c)	101,911	8,362
Sihuan Pharmaceutical Holdings Group Ltd. (a)	5,250,000	4,793
Sino Biopharmaceutical Ltd. (a)	5,486,000	4,351
Tencent Holdings Ltd. (a)	410,000	26,151
Tsingtao Brewery Co., Ltd. H Shares (a)(b)	678,000	5,731
Uni-President China Holdings Ltd. (a)(b)	3,880,000	3,953
		153,977
Colombia (1.2%)
Cemex Latam Holdings SA (c)	729,807	5,596
Grupo de Inversiones Suramericana SA	234,745	4,099
Grupo de Inversiones Suramericana SA (Preference)	203,600	3,690
		13,385
Czech Republic (0.8%)
Komercni Banka AS	42,175	9,389
Hong Kong (1.2%)
Samsonite International SA	4,430,400	13,484
Hungary (1.0%)
Richter Gedeon Nyrt	598,858	12,192
	Shares	Value (000)
India (6.8%)
Asian Paints Ltd.	675,578	$5,352
Glenmark Pharmaceuticals Ltd.	833,268	7,192
HDFC Bank Ltd.	752,494	8,263
Idea Cellular Ltd.	2,784,021	7,512
IndusInd Bank Ltd.	591,821	4,025
Infosys Ltd.	136,581	7,696
ING Vysya Bank Ltd.	372,491	3,710
ITC Ltd.	1,572,609	8,183
Oil & Natural Gas Corp. Ltd.	555,815	2,596
Sun Pharmaceutical Industries Ltd.	790,243	7,249
Tata Consultancy Services Ltd.	315,099	11,065
Zee Entertainment Enterprises Ltd.	1,508,535	6,746
		79,589
Indonesia (1.6%)
Bank Tabungan Negara Persero Tbk PT	45,217,454	3,232
Indosat Tbk PT	6,206,500	2,116
Kalbe Farma Tbk PT	47,781,500	4,908
Matahari Department Store Tbk PT (c)	5,419,500	4,899
Semen Indonesia Persero Tbk PT	3,028,000	3,521
		18,676
Korea, Republic of (16.8%)
Cheil Worldwide, Inc. (c)	136,195	3,549
Cosmax, Inc. (b)(c)	67,187	3,170
Coway Co., Ltd.	138,394	8,707
GS Retail Co., Ltd. (c)	102,990	2,733
Hana Financial Group, Inc.	168,730	7,019
Hotel Shilla Co., Ltd. (c)	65,589	4,133
Hyundai Department Store Co., Ltd. (c)	22,309	3,403
Hyundai Engineering & Construction Co., Ltd. (c)	159,618	9,181
Hyundai Glovis Co., Ltd. (c)	30,857	6,754
Hyundai Heavy Industries Co., Ltd. (c)	25,266	6,153
Hyundai Motor Co. (c)	97,648	21,883
Hyundai Rotem Co., Ltd. (c)	3,450	94
KT Skylife Co., Ltd. (c)	56,940	1,594
LG Household & Health Care Ltd. (c)	9,409	4,886
LG Uplus Corp. (c)	234,940	2,393
NAVER Corp. (c)	10,386	7,125
NCSoft Corp. (c)	33,680	7,931
Nexon Co., Ltd.	649,100	5,991
Orion Corp. (b)(c)	3,355	3,017
Paradise Co., Ltd. (c)	135,145	3,387
Samsung Electronics Co., Ltd.	37,410	48,635
Samsung Electronics Co., Ltd. (Preference)	7,994	7,673
Shinhan Financial Group Co., Ltd. (c)	266,542	11,946
SK Hynix, Inc. (c)	173,480	6,049
SK Telecom Co., Ltd.	31,942	6,961
SK Telecom Co., Ltd. ADR (b)	44,100	1,086
		195,453
Laos (0.3%)
Kolao Holdings GDR (c)	307,392	3,939

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Malaysia (2.9%)
Astro Malaysia Holdings Bhd	6,468,900	$5,925
CIMB Group Holdings Bhd	4,077,057	9,485
Gamuda Bhd	4,456,400	6,530
IHH Healthcare Bhd (c)	3,429,900	4,042
IJM Corp., Bhd	4,420,300	7,935
		33,917
Mexico (7.3%)
Alfa SAB de CV	5,161,823	14,549
America Movil SAB de CV, Class L ADR	425,930	9,954
Cemex SAB de CV ADR (c)	1,448,827	17,140
Fomento Economico Mexicano SAB de CV ADR	109,097	10,677
Grupo Financiero Banorte SAB de CV Series O	2,236,870	15,648
Grupo Financiero Santander Mexico SAB de CV ADR	446,608	6,092
Mexichem SAB de CV	1,283,828	5,339
Wal-Mart de Mexico SAB de CV Series V	2,204,801	5,789
		85,188
Panama (0.8%)
Copa Holdings SA, Class A	57,268	9,169
Peru (1.1%)
Credicorp Ltd.	97,533	12,945
Philippines (3.7%)
BDO Unibank, Inc.	6,703,590	10,361
Bloomberry Resorts Corp. (c)	11,390,200	2,210
DMCI Holdings, Inc.	6,028,190	7,606
International Container Terminal Services, Inc.	2,640,550	6,069
LT Group, Inc.	7,891,000	2,745
Metro Pacific Investments Corp.	74,984,600	7,299
SM Investments Corp.	430,220	6,892
		43,182
Poland (4.4%)
Bank Pekao SA	237,587	14,117
Bank Zachodni WBK SA	129,964	16,674
Jeronimo Martins SGPS SA	664,925	13,003
Telekomunikacja Polska SA	2,205,583	7,155
		50,949
Qatar (0.5%)
Ooredoo QSC	153,941	5,800
Russia (4.2%)
Eurasia Drilling Co., Ltd. GDR	110,674	4,980
Lukoil OAO ADR	135,128	8,439
Mail.ru Group Ltd. GDR	159,035	7,093
MegaFon OAO GDR	132,095	4,425
NovaTek OAO (Registered GDR)	87,400	11,965
Sistema JSFC GDR	50,168	1,611
Yandex N.V., Class A (c)	236,189	10,192
		48,705
South Africa (4.4%)
Life Healthcare Group Holdings Ltd. (b)	1,112,151	4,438
Mondi PLC	594,517	10,269
	Shares	Value (000)
Naspers Ltd., Class N	155,865	$16,285
Pick n Pay Stores Ltd. (b)	959,085	4,754
SABMiller PLC	165,903	8,426
Sasol Ltd.	113,782	5,581
Vodacom Group Ltd.	131,424	1,666
		51,419
Spain (0.8%)
Telefonica SA	558,871	9,099
Switzerland (2.0%)
Coca-Cola HBC AG (c)	449,775	13,123
Swatch Group AG (The)	16,060	10,613
		23,736
Taiwan (7.1%)
Chailease Holding Co., Ltd.	2,886,550	7,593
China Life Insurance Co., Ltd.	3,476,245	3,522
Cleanaway Co., Ltd.	346,000	2,258
Delta Electronics, Inc.	714,000	4,073
Eclat Textile Co., Ltd.	393,180	4,433
Fubon Financial Holding Co., Ltd.	4,240,490	6,203
Ginko International Co., Ltd.	166,000	3,136
Hermes Microvision, Inc. GDR (c)	104,112	3,382
Lung Yen Life Service Corp.	132,000	372
MediaTek, Inc.	812,000	12,083
Siliconware Precision Industries Co.	1,537,000	1,836
St. Shine Optical Co., Ltd.	115,000	3,284
Taiwan Cement Corp.	512,000	795
Taiwan Semiconductor Manufacturing Co., Ltd.	6,479,205	22,935
Uni-President Enterprises Corp.	3,428,235	6,177
		82,082
Thailand (3.9%)
Advanced Info Service PCL (Foreign)	1,141,400	6,930
Bangkok Bank PCL NVDR	1,888,500	10,230
Kasikornbank PCL NVDR	1,250,700	5,938
Land and Houses PCL (Foreign)	16,799,200	4,575
Land and Houses PCL NVDR	6,844,500	1,864
Minor International PCL (Foreign) (b)	5,786,500	3,645
Robinson Department Store PCL (Foreign)	2,880,200	4,207
Supalai PCL (Foreign)	9,410,100	4,181
Total Access Communication PCL (Foreign)	1,441,800	4,256
		45,826
Turkey (1.7%)
Anadolu Efes Biracilik Ve Malt Sanayii AS	447,846	4,845
Pegasus Hava Tasimaciligi AS (c)	202,363	3,418
Turkcell Iletisim Hizmetleri AS (c)	663,952	3,507
Turkiye Sise ve Cam Fabrikalari AS	3,567,646	4,516
Ulker Biskuvi Sanayi AS	494,389	3,497
		19,783
United States (1.1%)
Yum! Brands, Inc.	170,176	12,867
Total Common Stocks (Cost $942,990)		1,143,932

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Investment Companies (0.8%)
India (0.4%)
Morgan Stanley Growth Fund (See Note G) (c)	4,158,663	$4,668
Thailand (0.4%)
BTS Rail Mass Transit Growth Infrastructure Fund (Foreign) (Units) (d)	18,050,536	4,724
Total Investment Companies (Cost $7,536)		9,392
Short-Term Investments (2.7%)
Securities held as Collateral on Loaned Securities (1.7%)
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	16,169,996	16,170
	Face Amount (000)
Repurchase Agreements (0.3%)
Barclays Capital, Inc., (0.01%, dated 12/31/13, due 1/2/14; proceeds $3,276; fully collateralized by a U.S. Government Obligation; 1.00% due 3/31/17; valued at $3,341)	$3,276	3,276
BNP Paribas Securities Corp., (0.01%, dated 12/31/13, due 1/2/14; proceeds $285; fully collateralized by a U.S. Government Obligation; 3.63% due 2/15/21; valued at $291)	285	285
		3,561
Total Securities held as Collateral on Loaned Securities (Cost $19,731)		19,731
	Shares	Value (000)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $11,492)	11,492,109	$11,492
Total Short-Term Investments (Cost $31,223)		31,223
Total Investments (101.7%) (Cost $981,749) Including $19,387 of Securities Loaned (e)		1,184,547
Liabilities in Excess of Other Assets (-1.7%)		(19,853)
Net Assets (100.0%)		$1,164,694

(a)  Security trades on the Hong Kong exchange.

(b)  All or a portion of this security was on loan at December 31, 2013.

(c)  Non-income producing security.

(d)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(e)  Securities are available for collateral in connection with an open foreign currency forward exchange contract.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2013:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (000)
State Street Bank and Trust Co.	JPY	610,485	$5,798	1/16/14	USD	5,926	$5,926	$128

JPY  —  Japanese Yen

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Emerging Markets Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $953,271)	$1,152,217
Investment in Security of Affiliated Issuer, at Value (Cost $28,478)	32,330
Total Investments in Securities, at Value (Cost $981,749)	1,184,547
Foreign Currency, at Value (Cost $5,073)	5,066
Cash	898
Receivable for Investments Sold	3,658
Dividends Receivable	1,198
Receivable for Portfolio Shares Sold	551
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	128
Tax Reclaim Receivable	54
Receivable from Affiliate	1
Other Assets	62
Total Assets	1,196,163
Liabilities:
Collateral on Securities Loaned, at Value	20,629
Payable for Investments Purchased	4,812
Payable for Advisory Fees	2,815
Deferred Capital Gain Country Tax	1,184
Payable for Portfolio Shares Redeemed	658
Payable for Sub Transfer Agency Fees	561
Payable for Sub Transfer Agency Fees — Class I	352
Payable for Sub Transfer Agency Fees — Class A*	14
Payable for Custodian Fees	180
Payable for Administration Fees	79
Payable for Directors' Fees and Expenses	49
Payable for Professional Fees	15
Payable for Shareholder Services Fees — Class A*	8
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Transfer Agent Fees	4
Payable for Transfer Agent Fees — Class I	2
Payable for Transfer Agent Fees — Class A*	—	@
Payable for Transfer Agent Fees — Class L	—	@
Other Liabilities	107
Total Liabilities	31,469
Net Assets	$1,164,694
Net Assets Consist Of:
Paid-in-Capital	$969,074
Distributions in Excess of Net Investment Income	(6,757)
Accumulated Net Realized Gain	701
Unrealized Appreciation (Depreciation) on:
Investments (Net of approximately $1,184 Deferred Capital Gain Country Tax)	197,762
Investments in Affiliates	3,852
Foreign Currency Forward Exchange Contracts	128
Foreign Currency Translations	(66)
Net Assets	$1,164,694

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Emerging Markets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2013 (000)
CLASS I:
Net Assets	$1,128,618
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	45,808,307
Net Asset Value, Offering and Redemption Price Per Share	$24.64
CLASS A*:
Net Assets	$35,863
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,493,166
Net Asset Value, Redemption Price Per Share	$24.02
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$1.33
Maximum Offering Price Per Share	$25.35
CLASS L:
Net Assets	$203
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	8,475
Net Asset Value, Offering and Redemption Price Per Share	$23.91
CLASS IS:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	401
Net Asset Value, Offering and Redemption Price Per Share	$24.64
(1) Including: Securities on Loan, at Value:	$19,387

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Emerging Markets Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $3,118 of Foreign Taxes Withheld)	$25,485
Income from Securities Loaned — Net	218
Dividends from Security of Affiliated Issuer (Note G)	20
Interest from Securities of Unaffiliated Issuers	4
Total Investment Income	25,727
Expenses:
Advisory Fees (Note B)	15,339
Custodian Fees (Note F)	1,227
Administration Fees (Note C)	1,015
Sub Transfer Agency Fees	886
Sub Transfer Agency Fees — Class I	381
Sub Transfer Agency Fees — Class A*	18
Professional Fees	114
Shareholder Services Fees — Class A* (Note D)	93
Distribution and Shareholder Services Fees — Class L (Note D)	1
Registration Fees	71
Directors' Fees and Expenses	30
Transfer Agency Fees (Note E)	29
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A* (Note E)	1
Transfer Agency Fees — Class L (Note E)	— @
Transfer Agency Fees — Class IS (Note E)	— @
Shareholder Reporting Fees	18
Pricing Fees	15
Other Expenses	42
Expenses Before Non Operating Expenses	19,282
Bank Overdraft Expense	1
Total Expenses	19,283
Waiver of Advisory Fees (Note B)	(3,174)
Rebate from Morgan Stanley Affiliate (Note G)	(151)
Reimbursement of Class Specific Expenses — Class I (Note B)	(144)
Reimbursement of Class Specific Expenses — Class A* (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(— @)
Waiver of Transfer Agency Fees — Class IS	(— @)
Net Expenses	15,813
Net Investment Income	9,914
Realized Gain (Loss):
Investments Sold (Net of approximately $1,872 Capital Gain Country Tax)	37,917
Investments in Affiliates	2,797
Foreign Currency Forward Exchange Contracts	1,017
Foreign Currency Transactions	(1,532)
Net Realized Gain	40,199
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of approximately $21)	(58,737)
Investments in Affiliates	(4,080)
Foreign Currency Forward Exchange Contracts	27
Foreign Currency Translations	(56)
Net Change in Unrealized Appreciation (Depreciation)	(62,846)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(22,647)
Net Decrease in Net Assets Resulting from Operations	$(12,733)

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Emerging Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$9,914		$10,304
Net Realized Gain	40,199		16,280
Net Change in Unrealized Appreciation (Depreciation)	(62,846)		210,654
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,733)		237,238
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(9,348)		(8,789)
Net Realized Gain	(39,401)		—
Class A*:
Net Investment Income	(193)		(163)
Net Realized Gain	(1,255)		—
Class H@@@:
Net Investment Income	(—	@)**	(—	@)
Net Realized Gain	(2	)**	—
Class L:
Net Investment Income	(—	@)	(—	@)
Net Realized Gain	(6)		—
Class IS:
Net Investment Income	(—	@)***	—
Net Realized Gain	(—	@)***	—
Total Distributions	(50,205)		(8,952)
Capital Share Transactions:(1)
Class I:
Subscribed	109,087		112,318
Distributions Reinvested	48,690		8,763
Redeemed	(247,040)		(261,321)
Class A*:
Subscribed	8,625		8,578
Distributions Reinvested	1,428		159
Conversion from Class H	139		—
Redeemed	(13,291)		(22,529)
Class H@@@:
Subscribed	139	**	18	****
Distributions Reinvested	2	**	—
Conversion to Class A	(139	)**	—
Redeemed	(9	)**	—
Class L:
Subscribed	194		10	****
Distributions Reinvested	6		—
Class IS:
Subscribed	10	***	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(92,159)		(154,004)
Redemption Fees	100		31
Total Increase (Decrease) in Net Assets	(154,997)		74,313
Net Assets:
Beginning of Period	1,319,691		1,245,378
End of Period (Including Distributions in Excess of Net Investment Income of $(6,757) and $(9,335))	$1,164,694		$1,319,691

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Emerging Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,227		4,691
Shares Issued on Distributions Reinvested	2,005		342
Shares Redeemed	(9,732)		(10,897)
Net Decrease in Class I Shares Outstanding	(3,500)		(5,864)
Class A*:
Shares Subscribed	348		373
Shares Issued on Distributions Reinvested	60		6
Conversion from Class H	6		—
Shares Redeemed	(534)		(961)
Net Decrease in Class A Shares Outstanding	(120)		(582)
Class H@@@:
Shares Subscribed	5	**	1	****
Shares Issued on Distributions Reinvested	—	@@**	—
Conversion to Class A	(6	)**	—
Shares Redeemed	(—	@@)**	—
Net Increase (Decrease) in Class H Shares Outstanding	(1)		1
Class L:
Shares Subscribed	8		—	@@****
Shares Issued on Distributions Reinvested	—	@@	—
Net Increase in Class L Shares Outstanding	8		—
Class IS:
Shares Subscribed	—	@@***	—

@    Amount is less than $500.

@@  Amount is less than 500 shares.

@@@  Effective September 9, 2013, Class H shares converted into Class A shares.

*    Effective September 9, 2013, Class P shares were renamed Class A shares.

**    For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

****  For the period April 30, 2012 to December 31, 2012.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$25.94	$21.73	$27.14		$23.10		$13.79
Income (Loss) from Investment Operations:
Net Investment Income†	0.20	0.19	0.22		0.10		0.10
Net Realized and Unrealized Gain (Loss)	(0.44)	4.19	(5.22)		4.15		9.49
Total from Investment Operations	(0.24)	4.38	(5.00)		4.25		9.59
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.17)	—		(0.21)		(0.28)
Net Realized Gain	(0.86)	—	(0.41)		—		—
Total Distributions	(1.06)	(0.17)	(0.41)		(0.21)		(0.28)
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$24.64	$25.94	$21.73		$27.14		$23.10
Total Return++	(0.80)%	20.19%	(18.41)%		18.49%		69.54%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,128,618	$1,278,837	$1,198,857		$2,031,778		$2,198,793
Ratio of Expenses to Average Net Assets (1)	1.24%+	1.28%+^	1.48	%+††	1.47	%+††	1.40%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.24%+	N/A	N/A		1.47	%+††	1.40%+
Ratio of Net Investment Income to Average Net Assets (1)	0.79%+	0.80%+^	0.86	%+††	0.40	%+††	0.56%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.01	%††	0.01	%††	0.01%
Portfolio Turnover Rate	49%	47%	60%		59%		64%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.51%	1.49%	N/A		N/A		N/A
Net Investment Income to Average Net Assets	0.52%	0.59%	N/A		N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class I shares. Prior to March 1, 2012, the maximum ratio was 1.65% for Class I shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Emerging Markets Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012	2011		2010		2009
Net Asset Value, Beginning of Period	$25.31		$21.20	$26.56		$22.61		$13.51
Income (Loss) from Investment Operations:
Net Investment Income†	0.12		0.14	0.15		0.04		0.06
Net Realized and Unrealized Gain (Loss)	(0.42)		4.07	(5.10)		4.06		9.28
Total from Investment Operations	(0.30)		4.21	(4.95)		4.10		9.34
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		(0.10)	—		(0.15)		(0.24)
Net Realized Gain	(0.86)		—	(0.41)		—		—
Total Distributions	(0.99)		(0.10)	(0.41)		(0.15)		(0.24)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$24.02		$25.31	$21.20		$26.56		$22.61
Total Return++	(1.07)%		19.87%	(18.63)%		18.20%		69.11%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$35,863		$40,824	$46,521		$113,434		$126,487
Ratio of Expenses to Average Net Assets (1)	1.52	%+^^	1.53%+^	1.73	%+††	1.72	%+††	1.65%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.52	%+^^	N/A	N/A		1.72	%+††	1.65%+
Ratio of Net Investment Income to Average Net Assets (1)	0.49	%+	0.61%+^	0.61	%+††	0.15	%+††	0.32%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.01	%††	0.01	%††	0.01%
Portfolio Turnover Rate	49%		47%	60%		59%		64%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.78%		1.74%	N/A		N/A		N/A
Net Investment Income to Average Net Assets	0.23%		0.40%	N/A		N/A		N/A

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to March 1, 2012, the maximum ratio was 1.90% for Class A shares.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Emerging Markets Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$25.27		$23.85
Income (Loss) from Investment Operations:^
Net Investment Income (Loss)†	(0.05)		0.04
Net Realized and Unrealized Gain (Loss)	(0.37)		1.44
Total from Investment Operations	(0.42)		1.48
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.06)
Net Realized Gain	(0.86)		—
Total Distributions	(0.94)		(0.06)
Redemption Fees	0.00	‡	0.00	‡
Net Asset Value, End of Period	$23.91		$25.27
Total Return++	(1.56)%		6.20	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$203		$11
Ratio of Expenses to Average Net Assets (1)	2.03	%+^^	1.99	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.03	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.18	)%+	0.27	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01	%*
Portfolio Turnover Rate	49%		47	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.54%		2.28	%*
Net Investment Loss to Average Net Assets	(0.69)%		(0.02	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.00% for Class L shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Emerging Markets Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$24.92
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.01)
Net Realized and Unrealized Gain	0.46
Total from Investment Operations	0.45
Distributions from and/or in Excess of:
Net Investment Income	(0.14)
Net Realized Gain	(0.59)
Total Distributions	(0.73)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$24.64
Total Return++	1.85	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	1.17	%+^*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.17	%+^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.21	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	49	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	6.65	%*
Net Investment Loss to Average Net Assets	(5.69	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.18% for Class IS shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the

Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$6,754	$—	$—	$6,754
Airlines	12,587	—	—	12,587
Automobiles	23,596	—	—	23,596
Beverages	57,610	—	—	57,610
Chemicals	10,691	—	—	10,691
Commercial Banks	198,691	11,973	—	210,664
Commercial Services & Supplies	2,258	—	—	2,258
Construction & Engineering	23,646	—	—	23,646
Construction Materials	28,448	—	—	28,448
Diversified Consumer Services	372	—	—	372
Diversified Financial Services	28,884	—	—	28,884
Diversified Telecommunication Services	24,447	—	—	24,447
Electronic Equipment, Instruments & Components	4,073	—	—	4,073
Energy Equipment & Services	13,931	—	—	13,931
Food & Staples Retailing	28,998	—	—	28,998
Food Products	44,942	—	—	44,942
Health Care Equipment & Supplies	6,420	—	—	6,420
Health Care Providers & Services	8,480	—	—	8,480
Hotels, Restaurants & Leisure	22,597	3,645	—	26,242
Household Durables	8,707	—	—	8,707
Household Products	4,886	—	—	4,886
Industrial Conglomerates	38,512	—	—	38,512

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Information Technology Services	$18,761	$—	$—	$18,761
Insurance	24,110	—	—	24,110
Internet Software & Services	60,589	—	—	60,589
Machinery	6,247	—	—	6,247
Media	34,099	—	—	34,099
Multi-line Retail	16,048	4,207	—	20,255
Oil, Gas & Consumable Fuels	58,850	—	—	58,850
Paper & Forest Products	10,269	—	—	10,269
Personal Products	3,170	—	—	3,170
Pharmaceuticals	40,685	—	—	40,685
Real Estate Management & Development	13,150	4,181	—	17,331
Semiconductors & Semiconductor Equipment	102,593	—	—	102,593
Software	13,922	—	—	13,922
Specialty Retail	—	3,939	—	3,939
Textiles, Apparel & Luxury Goods	28,530	—	—	28,530
Tobacco	8,183	—	—	8,183
Transportation Infrastructure	13,338	—	—	13,338
Wireless Telecommunication Services	52,727	11,186	—	63,913
Total Common Stocks	1,104,801	39,131	—	1,143,932
Investment Companies	4,668	4,724	—	9,392
Short-Term Investments
Investment Company	27,662	—	—	27,662
Repurchase Agreements	—	3,561	—	3,561
Total Short-Term Investments	27,662	3,561	—	31,223
Foreign Currency Forward Exchange Contract	—	128	—	128
Total Assets	$1,137,131	$47,544	—	$1,184,675

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $654,215,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require invest-

ment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$128

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency
	Forward Exchange Contracts	$1,017
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency
	Forward Exchange Contracts	$27

At December 31, 2013, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency
Forward Exchange Contracts	$128	—

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than 0) (000)
State Street Bank and Trust Co.	$128	—	—	$128

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$8,680,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than 0) (000)
$19,387	(a)	—	$(19,387	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Portfolio received cash collateral of approximately $20,629,000, of which approximately $19,731,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2013 there was uninvested cash of approximately $898,000, which is not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date

(date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million Next $500 million	Next $1.5 billion	Over $2.5 billion
1.25% 1.20%	1.15%	1.00%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.95% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares, 1.50% for Class A shares, 2.00% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60%, 2.10% and 1.18% for Class A, Class L and Class IS shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $3,174,000 of advisory fees were waived and approximately $145,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $615,126,000 and $743,283,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $27,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$49,501	$310,678	$332,517	$20	$27,662

The Portfolio invests in Morgan Stanley Growth Fund, an open-end management investment company advised by an affiliate of the Adviser. The Morgan Stanley Growth Fund has a cost basis of approximately $816,000 at December 31, 2013. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley Growth Fund. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $124,000 relating to the Portfolio's investment in the Morgan Stanley Growth Fund.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

A summary of the Portfolio's transactions in shares of the Morgan Stanley Growth Fund during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Dividend Income (000)	Value December 31, 2013 (000)
$9,467	—	$3,517	$2,797	—	$4,668

During the year ended December 31, 2013, the Portfolio incurred approximately $66,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

From January 1, 2013 to June 30, 2013, the Portfolio incurred approximately $82,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended

December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$9,541	$40,664	$8,952	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and foreign taxes paid on capital gains, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in-Capital (000)
$2,205	$(2,205)	$—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,194	$6,591

At December 31, 2013, the aggregate cost for federal income tax purposes is $995,415,000. The aggregate gross unrealized appreciation is $241,738,000 and the aggregate gross unrealized depreciation is $52,606,000 resulting in net unrealized appreciation of $189,132,000.

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a mate-

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

rial impact on the Portfolio. The aggregate percentage of such owners was 75% and 77% for Class I and Class A shares, respectively.

J. Results of Special Shareholder Meeting (unaudited): On June 5, 2013 as adjourned to June 24, 2013 and July 17, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
5,844	0	0

K. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013. The Portfolio designated and paid approximately $40,664,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2013. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $12,505,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $2,964,000, and has derived net income from sources within foreign countries amounting to approximately $28,374,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013)	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, New York 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square 049481 Singapore

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

36

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMANN
808720 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Total Emerging Markets Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
U.S. Privacy Policy	21
Director and Officer Information	24

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Total Emerging Markets Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

Total Emerging Markets Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Total Emerging Markets Portfolio Class I	$1,000.00	$1,017.10	$1,023.59	$1.63	$1.63	0.32%
Total Emerging Markets Portfolio Class A@	1,000.00	1,015.20	1,021.93	3.30	3.31	0.65
Total Emerging Markets Portfolio Class L	1,000.00	1,012.80	1,019.51	5.73	5.75	1.13

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

Total Emerging Markets Portfolio

The Total Emerging Markets Portfolio seeks to maximize total return.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -6.00%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index (the "Index"), which returned -2.60%.

Factors Affecting Performance

•  Emerging markets (EM) assets came under significant pressure during the year. Equities were volatile, external debt spreads widened, domestic debt yields rose and EM currencies weakened versus the U.S. dollar. During the period, the U.S. Treasury 10-year yield rose by 127 basis points to 3.03% (as per Bloomberg data), due to positive U.S. economic data releases, the Federal Reserve's (Fed) optimistic growth outlook and signs of an improving labor market. This led to a widespread perception among investors that the Fed would begin "tapering" quantitative easing (QE) sooner than previously expected. This expectation was validated by the Federal Open Market Committee (FOMC) in December, as they announced their intention to reduce the size of asset purchases starting in January.

•  The generalized weakness in EM debt accrued mainly from positioning rather than a shift in fundamentals. Starting in late May, sustained outflows from the asset class weighed on prices and investor sentiment. For the last few years, investors had been increasing their exposure to EM debt due to the relatively higher economic growth rates of emerging markets versus developed markets, the strong balance sheets in emerging markets and the additional yield offered versus traditional "safe haven" assets. These attributes may have also attracted investors who are tactical in nature and wanted to participate in the "carry trade," a strategy that borrows in a lower yielding currency to invest in potentially higher yielding assets. For investors of this nature, a change in the pace of Fed accommodation was sufficient reason to reduce their exposure to emerging markets.

•  In addition to events in the developed world, concerns over China's declining growth rates weighed on countries that export to China, such as Chile, Indonesia and Brazil. Furthermore, idiosyncratic developments in countries such as Turkey, South Africa, Egypt, Ukraine and Brazil exacerbated the more complex global environment for emerging markets. In the case of Turkey, protests that began in late May stabilized during June, but damaged investor perception of the country, its institutions and the outlook for European Union (EU) membership. Also, in December an anti-corruption investigation targeting high-profile figures connected to Prime Minister Recep Tayyip Erdogan's government and a CEO of a state-run bank caused weakness in Turkish debt and currency. In addition, geopolitical tensions across the Middle East remained elevated throughout the year. In Brazil, demonstrations against bus fare hikes spread throughout the country, with protestors complaining about poor-quality services, rising inflation, and the excessive cost of the 2014 World Cup and the 2016 Olympics. In response, the Brazilian government cancelled the fare hikes and proposed a political reform. However, continued fiscal deterioration, persistent inflation and an increasing current account deficit led investors to believe that Brazil may soon be downgraded by the rating agencies. In South Africa, Fitch cut the country's foreign currency long-term rating to BBB from BBB+, citing weaker economic growth prospects with weaker mining production weighing on economic activity. In Ukraine, the government's refusal to sign an association agreement with the EU prompted street protests by opposition parties, which demanded the resignation of President Viktor Yanukovych and his cabinet, and called for early presidential and parliamentary elections. Lastly, demonstrators in Thailand demanded Prime Minister Yingluck Shinawatra's resignation.

•  However, there were positive developments in 2013 as well. Moody's upgraded the Philippines from Ba1 to Baa3 with a positive outlook on the back of robust economic performance, ongoing fiscal and debt consolidation, political stability and improved governance. In addition, an incipient growth recovery in the euro area boosted the growth outlook and improved the current account balances of Eastern European countries such as Poland,

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Total Emerging Markets Portfolio

Hungary and the Czech Republic. Finally, in December, Mexico passed a landmark energy reform, allowing private investment in the energy sector, which could lead to higher growth and increased foreign direct investment. The passage of this legislation combined with improvements in the fiscal framework prompted S&P to raise Mexico's sovereign rating to BBB+.

•  Since mid-2011, emerging markets equities have underperformed those of developed markets as emerging markets' economic growth has been reset downward, which has disappointed investor expectations. We think two main fault lines will continue to negatively affect emerging market returns. First, China's credit growth has been excessive and could contribute to an eventual economic slowdown that is likely to surprise consensus expectations. In countries affected by a Chinese slowdown—particularly Brazil, Russia and South Africa—earnings have been weaker than consensus expected. Second, investors have been increasingly concerned about countries with current account deficits that are vulnerable to the tapering of quantitative easing (QE) in the U.S.—such as Indonesia and Turkey, where current account deficits are large. However, we note there are nuanced differences in the drivers and direction of each country's current account situation and we think investors will eventually consider such differentiation.

•  All three underlying funds posted losses for the year, diminishing the Portfolio's overall return. The Portfolio's relative performance may lag the all-equity Index because the Portfolio includes exposure to both equity and debt markets.

Management Strategies

•  The Portfolio began the period with an overweight stance in equities relative to bonds. Equity markets appeared oversold in late 2012 and in the first few months of 2013, and valuations still looked attractive by our measures. A cyclical upswing in China, fueled by loose monetary policy and credit growth, was also underway early in the year.

Subsequently, conditions turned volatile as anticipation of the Fed's tapering prompted a sell-off in emerging market assets. We trimmed the equity position, bringing the Portfolio to a neutral asset allocation stance—50% equity, 25% domestic debt and 25% external debt—where it remained through the end of the reporting period. We continue to believe EM equity and debt markets face headwinds with disappointing growth, rising interest rates and weakening currencies.

•  The Total Emerging Markets Portfolio is a comprehensive portfolio with a sophisticated asset allocation approach in one simplified structure. The Portfolio uses a disciplined asset allocation process based upon fundamental and quantitative analysis which takes into account market research, quantitative models, historical return information and the investment strategies of the underlying funds, the Emerging Markets Equity Portfolio, Emerging Markets Domestic Debt Portfolio and Emerging Markets External Debt Portfolio.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 31, 2012.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+ and L shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Total Emerging Markets Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	-6.00%	—	—	6.22%
MSCI Emerging Markets Net Index	-2.60	—	—	9.25
Lipper Emerging Markets Funds Index	-1.29	—	—	10.72
Portfolio — Class A+ Shares w/o sales charges(4)	-6.19	—	—	5.94
Portfolio — Class A+ Shares with maximum 5.25% sales charges(4)	-11.08	—	—	2.42
MSCI Emerging Markets Net Index	-2.60	—	—	9.25
Lipper Emerging Markets Funds Index	-1.29	—	—	10.72
Portfolio — Class L Shares w/o sales charges(4)	-6.67	—	—	5.41
MSCI Emerging Markets Net Index	-2.60	—	—	9.25
Lipper Emerging Markets Funds Index	-1.29	—	—	10.72

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The Morgan Stanley Capital International (MSCI) Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 21 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on May 31, 2012.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Investment Companies	100.0%

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

Total Emerging Markets Portfolio

	Shares	Value (000)
Investment Companies (97.0%)
Emerging Markets Debt (48.0%)
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Domestic Debt Portfolio — Class I (See Note G)	45,555	$490
Morgan Stanley Institutional Fund, Inc. — Emerging Markets External Debt Portfolio — Class I (See Note G)	54,402	511
		1,001
Emerging Markets Equity (49.0%)
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio — Class I (See Note G)	41,531	1,024
Total Investment Companies (Cost $1,991)		2,025
Short-Term Investment (1.6%)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $34)	34,185	34
Total Investments (98.6%) (Cost $2,025)		2,059
Other Assets in Excess of Liabilities (1.4%)		28
Net Assets (100.0%)		$2,087

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Total Emerging Markets Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investment in Securities of Affiliated Issuer, at Value (Cost $2,025)	$2,059
Total Investments in Securities, at Value (Cost $2,025)	2,059
Due from Adviser	27
Receivable from Affiliate	6
Other Assets	11
Total Assets	2,103
Liabilities:
Payable for Professional Fees	6
Payable for Transfer Agent Fees	1
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A*	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Custodian Fees	1
Payable for Administration Fees	—	@
Payable for Shareholder Services Fees — Class A*	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	8
Total Liabilities	16
Net Assets	$2,087
Net Assets Consist Of:
Paid-in-Capital	$2,019
Accumulated Undistributed Net Investment Income	1
Accumulated Net Realized Gain	33
Unrealized Appreciation (Depreciation) on:
Investments in Affiliates	34
Net Assets	$2,087
CLASS I:
Net Assets	$1,758
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	170,000
Net Asset Value, Offering and Redemption Price Per Share	$10.34
CLASS A*:
Net Assets	$207
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	20,017
Net Asset Value, Redemption Price Per Share	$10.34
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$0.57
Maximum Offering Price Per Share	$10.91
CLASS L:
Net Assets	$122
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	11,813
Net Asset Value, Offering and Redemption Price Per Share	$10.34

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class P shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Total Emerging Markets Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Affiliated Issuer (Note G)	$53
Expenses:
Professional Fees	84
Registration Fees	40
Offering Costs	22
Shareholder Reporting Fees	19
Transfer Agency Fees (Note E)	9
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A* (Note E)	—	@
Transfer Agency Fees — Class L (Note E)	—	@
Advisory Fees (Note B)	4
Custodian Fees (Note F)	4
Administration Fees (Note C)	2
Shareholder Services Fees — Class A* (Note D)	—	@
Distribution and Shareholder Services Fees — Class L (Note D)	1
Directors' Fees and Expenses	1
Other Expenses	9
Total Expenses	195
Expenses Reimbursed by Adviser (Note B)	(161)
Expenses Assumed by Underlying Funds	(23)
Waiver of Advisory Fees (Note B)	(4)
Reimbursement of Class Specific Expenses — Class I	(—	@)
Reimbursement of Class Specific Expenses — Class A*	(—	@)
Reimbursement of Class Specific Expenses — Class L	(—	@)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	7
Net Investment Income	46
Realized Gain (Loss):
Investments in Affiliates	24
Capital Gain Distribution Received from Underlying Affiliated Funds	49
Net Realized Gain	73
Change in Unrealized Appreciation (Depreciation):
Investments in Affiliates	(258)
Net Change in Unrealized Appreciation (Depreciation)	(258)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(185)
Net Decrease in Net Assets Resulting from Operations	$(139)

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Total Emerging Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)		Period from May 31, 2012^ to December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$46		$28
Net Realized Gain	73		19
Net Change in Unrealized Appreciation (Depreciation)	(258)		292
Net Increase (Decrease) in Net Assets Resulting from Operations	(139)		339
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(54)		(28)
Net Realized Gain	(21)		(12)
Class A*:
Net Investment Income	(6)		(1)
Net Realized Gain	(2)		(1)
Class H@@@:
Net Investment Income	—		(1)
Net Realized Gain	(—	@)**	(1)
Class L:
Net Investment Income	(2)		(1)
Net Realized Gain	(1)		(1)
Total Distributions	(86)		(46)
Capital Share Transactions:(1)
Class I:
Subscribed	—		1,700
Class A*:
Subscribed	—		100
Conversion from Class H	104		—
Class H@@@:
Subscribed	—		100
Conversion to Class A	(104	)**	—
Class L:
Subscribed	19		100
Net Increase in Net Assets Resulting from Capital Share Transactions	19		2,000
Total Increase (Decrease) in Net Assets	(206)		2,293
Net Assets:
Beginning of Period	2,293		—
End of Period (Including Accumulated Undistributed Net Investment Income of $1 and $—@)	$2,087		$2,293
(1) Capital Share Transactions:
Class I:
Shares Subscribed	—		170
Class A*:
Shares Subscribed	—	@@	10
Conversion from Class H	10		—
Net Increase in Class A* Shares Outstanding	10		10
Class H@@@:
Shares Subscribed	—		10
Conversion to Class A	(10	)**	—
Net Increase (Decrease) in Class H Shares Outstanding	(10)		10
Class L:
Shares Subscribed	2		10

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

@@@  Effective September 9, 2013, Class H shares converted into Class A shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Total Emerging Markets Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2013	Period from May 31, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$11.47	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.23	0.15
Net Realized and Unrealized Gain (Loss)	(0.92)	1.55
Total from Investment Operations	(0.69)	1.70
Distributions from and/or in Excess of:
Net Investment Income	(0.32)	(0.16)
Net Realized Gain	(0.12)	(0.07)
Total Distributions	(0.44)	(0.23)
Net Asset Value, End of Period	$10.34	$11.47
Total Return++	(6.00)%	17.07	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,758	$1,948
Ratio of Expenses to Average Net Assets (1)	0.31%+‡	0.30	%+‡††*
Ratio of Net Investment Income to Average Net Assets (1)	2.10%+‡	2.32	%+‡††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§*
Portfolio Turnover Rate	22%	12	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	8.86%	10.92	%††*
Net Investment Loss to Average Net Assets	(6.45)%	(8.30	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

‡  Expenses do not include the expenses of the Underlying Funds. If expenses of the Underlying Funds were included, the net expense ratio and net investment income ratio, after the waivers and/or reimbursements would be as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
December 31, 2013	1.35%	1.06%
December 31, 2012	1.35	1.27

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Total Emerging Markets Portfolio

	Class A@
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from May 31, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$11.46		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.31		0.13
Net Realized and Unrealized Gain (Loss)	(1.02)		1.55
Total from Investment Operations	(0.71)		1.68
Distributions from and/or in Excess of:
Net Investment Income	(0.29)		(0.15)
Net Realized Gain	(0.12)		(0.07)
Total Distributions	(0.41)		(0.22)
Net Asset Value, End of Period	$10.34		$11.46
Total Return++	(6.19)%		16.81	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$207		$115
Ratio of Expenses to Average Net Assets (1)	0.60	%+‡^^	0.55	%+‡††*
Ratio of Net Investment Income to Average Net Assets (1)	2.80	%+‡	2.07	%+‡††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§††*
Portfolio Turnover Rate	22%		12	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	8.96%		11.17	%††*
Net Investment Loss to Average Net Assets	(5.56)%		(8.55	)%††*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

‡  Expenses do not include the expenses of the Underlying Funds. If expenses of the Underlying Funds were included, the net expense ratio and net investment income ratio, after the waivers and/or reimbursements would be as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
December 31, 2013	1.64%	1.76%
December 31, 2012	1.60	1.02

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.60% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

*  Annualized.

#  Not Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Total Emerging Markets Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from May 31, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$11.46		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.14		0.10
Net Realized and Unrealized Gain (Loss)	(0.91)		1.54
Total from Investment Operations	(0.77)		1.64
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.11)
Net Realized Gain	(0.12)		(0.07)
Total Distributions	(0.35)		(0.18)
Net Asset Value, End of Period	$10.34		$11.46
Total Return++	(6.67)%		16.49	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$122		$115
Ratio of Expenses to Average Net Assets (1)	1.09	%+‡^^	1.05	%+‡††*
Ratio of Net Investment Income to Average Net Assets (1)	1.31	%+‡	1.57	%+‡††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%††§*
Portfolio Turnover Rate	22%		12	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	9.97%		11.67	%††*
Net Investment Loss to Average Net Assets	(7.57)%		(9.05	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

‡  Expenses do not include the expenses of the Underlying Funds. If expenses of the Underlying Funds were included, the net expense ratio and net investment income ratio, after the waivers and/or reimbursements would be as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
December 31, 2013	2.13%	0.27%
December 31, 2012	2.10	0.52

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Total Emerging Markets Portfolio. The Portfolio is a "fund of funds" in that it seeks to maximize total return by investing primarily in funds advised by Morgan Stanley Investment Management Inc. ("the Adviser") or its affiliates (the "Underlying Funds"). The Portfolio may also invest, to a lesser extent, in individual equity and fixed income securities and exchange-traded funds ("ETFs"). Under normal market conditions, at least 80% of the Portfolio's assets will be allocated among the Underlying Funds and other securities that the Adviser considers to be economically tied to emerging market countries. The Adviser considers the results of a quantitative asset allocation model, which incorporates historical return information, investment objectives and strategies of the Underlying Funds and financial and economic factors designed to capture the risks and returns of the Underlying Funds. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Investments are valued at the net asset value per share of each Underlying Fund determined as of the close of the New York Stock Exchange ("NYSE") on valuation date; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (5) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Investment Companies	$2,025	$—	$—	$2,025
Short-Term Investment — Investment Company	34	—	—	34
Total Assets	$2,059	$—	$—	$2,059

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, the Portfolio did not have any investments transfer between investment levels.

3.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35% for Class I shares, 1.60% for Class A shares and 2.10% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% and 2.20% for Class A and Class L shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The expenses of the Underlying Funds are taken into account when calculating the fee waivers and/or expense reimbursements. For the year ended December 31, 2013, approximately $4,000 of advisory fees were waived and approximately $161,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

A summary of the purchases and sales of affiliated registered investment companies, other than short-term investments, for the year ended December 31, 2013 is as follows:

Morgan Stanley Institutional Fund, Inc.	Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (Loss) (000)		Dividend Income (000)	Value December 31, 2013 (000)
Emerging Markets	$1,274	$169	$363	$19		$8	$1,024
Emerging Markets Domestic Debt	564	63	49	(—	@)	18	490
Emerging Markets External Debt	447	267	115	5		27	511

@ Amount is less than $500.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2013 (000)
$4	$493	$463	$—	@	$34

@ Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the two-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$74	$12	$46	$—	@

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to reclassification of distributions received and distribution redesignations, resulted in

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$17	$(17)	—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
—	$37

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $2,027,000. The aggregate gross unrealized appreciation is approximately $102,000 and the aggregate gross unrealized depreciation is approximately $70,000 resulting in net unrealized appreciation of approximately $32,000.

I. Results of Special Shareholder Meeting (unaudited): On June 5, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:	Against:	Abstain:
10,000	0	0

J. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Total Emerging Markets Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Total Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013.

The Portfolio designated and paid approximately $12,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital, LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JPMorgan Fund Complex.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, New York 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

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© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFITEMANN
815308 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets External Debt Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
U.S. Privacy Policy	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets External Debt Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

Emerging Markets External Debt Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
Emerging Markets External Debt Portfolio Class I	$1,000.00	$1,005.20	$1,021.02	$4.19	*	$4.23	*	0.83%
Emerging Markets External Debt Portfolio Class A@	1,000.00	1,003.90	1,019.36	5.86	*	5.90	*	1.16
Emerging Markets External Debt Portfolio Class L	1,000.00	1,001.90	1,018.15	7.06	*	7.12	*	1.40
Emerging Markets External Debt Portfolio Class IS	1,000.00	1,019.20	1,012.28	2.40	**	2.39	**	0.81

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 107/365 (to reflect the actual days in the period).

***  Annualized.

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

Emerging Markets External Debt Portfolio

The Emerging Markets External Debt Portfolio seeks high total return.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -8.79%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the J.P. Morgan Emerging Markets Bond Global Index (the "Index"), which returned -6.58%.

Factors Affecting Performance

•  Emerging markets (EM) came under significant pressure during the year, as external debt spreads widened, domestic debt yields rose and EM currencies weakened versus the U.S. dollar. During the period, the U.S. Treasury 10-year yield rose by 127 basis points to 3.03% (as per Bloomberg data), due to positive U.S. economic data releases, the Federal Reserve's (Fed) optimistic growth outlook and signs of an improving labor market. This led to a widespread perception among investors that the Fed would begin "tapering" quantitative easing (QE) sooner than previously expected. This expectation was validated by the Federal Open Market Committee (FOMC) in December, as they announced their intention to reduce the size of asset purchases starting in January.

•  The generalized weakness in EM debt accrued mainly from positioning rather than a shift in fundamentals. Starting in late May, sustained outflows from the asset class weighed on prices and investor sentiment. For the last few years, investors had been increasing their exposure to EM debt due to the relatively higher economic growth rates of emerging markets versus developed markets, the strong balance sheets in emerging markets and the additional yield offered versus traditional "safe haven" assets. These attributes may have also attracted investors who are tactical in nature and wanted to participate in the "carry trade," a strategy that borrows in a lower yielding currency to invest in potentially higher yielding assets. For investors of this nature, a change in the pace of Fed accommodation was sufficient reason to reduce their exposure to emerging markets.

•  In addition to events in the developed world, concerns over China's declining growth rates weighed on countries that export to China, such as Chile, Indonesia and Brazil.

•  Furthermore, idiosyncratic developments in countries such as Turkey, South Africa, Egypt, Ukraine and Brazil exacerbated the more complex global environment for emerging markets. In the case of Turkey, protests that began in late May stabilized during June, but damaged investor perception of the country, its institutions and the outlook for European Union (EU) membership. Also, in December an anti-corruption investigation targeting high-profile figures connected to Prime Minister Recep Tayyip Erdogan's government and a CEO of a state-run bank caused weakness in Turkish debt and currency. In addition, geopolitical tensions across the Middle East remained elevated throughout the year. In Brazil, demonstrations against bus fare hikes spread throughout the country, with protestors complaining about poor-quality services, rising inflation, and the excessive cost of the 2014 World Cup and the 2016 Olympics. In response, the Brazilian government cancelled the fare hikes and proposed a political reform. However, continued fiscal deterioration, persistent inflation and an increasing current account deficit led investors to believe that Brazil may soon be downgraded by the rating agencies. In South Africa, Fitch cut the country's foreign currency long-term rating to BBB from BBB+, citing weaker economic growth prospects with weaker mining production weighing on economic activity. In Ukraine, the government's refusal to sign an association agreement with the EU prompted street protests by opposition parties, which demanded the resignation of President Viktor Yanukovych and his cabinet, and called for early presidential and parliamentary elections. Lastly, demonstrators in Thailand demanded Prime Minister Yingluck Shinawatra's resignation.

•  However, there were positive developments in 2013 as well. Moody's upgraded the Philippines from Ba1 to Baa3 with a positive outlook on the back of robust economic performance, ongoing fiscal and debt consolidation, political stability and improved governance. In addition, an incipient growth recovery in the euro area boosted the growth outlook and improved the current account balances of Eastern European countries such as Poland, Hungary and the Czech Republic. Finally, in

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Emerging Markets External Debt Portfolio

December, Mexico passed a landmark energy reform, allowing private investment in the energy sector, which could lead to higher growth and increased foreign direct investment. The passage of this legislation combined with improvements in the fiscal framework prompted S&P to raise Mexico's sovereign rating to BBB+.

•  Overweights to Ukraine and Russia for much of the year detracted from Portfolio returns for the full year. Exposure to local markets in Turkey, Colombia, Peru and Russia in the first half of the year also hurt relative returns for the overall period. In addition, an underweight to Argentina and Lebanon detracted from relative returns. Both countries' bonds performed well despite deteriorating macro-economic and political conditions. In Argentina, an opposition victory in a midterm election last October raised investors' hopes of a more market-friendly approach to economic policy in the future, whereas Lebanon spreads rallied on the back of financial aid from Saudi Arabia.

•  Conversely, the Portfolio benefited from maintaining an interest rate duration lower than the Index, which was managed with short positions in U.S. Treasury futures, and overweight exposure to Mexico. In addition, an off-Index position in Slovenia and an underweight to Panama and Uruguay aided returns. Lastly, an overweight to quasi-sovereign bonds in Indonesia and selected corporate bonds in Mexico and Brazil also contributed to relative returns.

Management Strategies

•  We continue to see a divergence in monetary policy between the U.S. and the rest of the developed world for the time being. We expect the Fed to gradually continue reducing the pace of monetary stimulus, amid an environment of improved in growth and contained inflation pressures. Nonetheless, the Fed's dovish bias (or preference for low interest rates) will probably remain under the new forward guidance policy (that is, using communications to manage the market's expectations) and the expected leadership of Janet Yellen. On the other hand, in the eurozone and Japan, where the economic recovery remains fragile and inflation pressures are very subdued, we expect highly accommodative monetary conditions to remain for the near term.

•  In contrast with past episodes, we do not believe that an expected recovery in developed market economies will necessarily translate into a broad-based positive impact on EM asset prices. On the contrary, we expect differentiation between EM countries to deepen — those countries with current account deficits and low exposure to developed markets, overheating domestic demand and poor institutional frameworks are likely to diverge from those with contained macro imbalances and/or undergoing structural reforms. While EM demand-side stimulus may have been warranted in the wake of the 2008 global financial crisis, several countries have been unwilling or unable to reverse fiscal stimulus. Unfortunately, this situation is likely to persist in 2014. This is because within the group of countries exhibiting the largest imbalances (Brazil, South Africa, Turkey, India and Indonesia) most will hold general or local elections in 2014. Moreover, a further sell-off in developed market interest rates could exert added pressure to EM rates and currencies in 2014. In the presence of such external shocks, EM central banks are likely to allow their currencies to weaken as the main channel of adjustment. Such an environment calls for a selective investment approach coupled with active duration management.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 24, 2012.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+, L and IS shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Emerging Markets External Debt Portfolio

Performance Compared to the J.P. Morgan Emerging Markets Bond Global Index(1) and the Lipper Emerging Markets Hard Currency Debt Funds Index(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	-8.79%	—	—	2.92%
J.P. Morgan Emerging Markets Bond Global Index	-6.58	—	—	4.00
Lipper Emerging Markets Hard Currency Debt Funds Index	-5.26	—	—	4.92
Portfolio — Class A+ Shares w/o sales charges(4)	-9.05	—	—	2.64
Portfolio — Class A+ Shares with maximum 4.25% sales charges(4)	-12.90	—	—	-0.07
J.P. Morgan Emerging Markets Bond Global Index	-6.58	—	—	4.00
Lipper Emerging Markets Hard Currency Debt Funds Index	-5.26	—	—	4.92
Portfolio — Class L Shares w/o sales charges(4)	-9.41	—	—	2.21
J.P. Morgan Emerging Markets Bond Global Index	-6.58	—	—	4.00
Lipper Emerging Markets Hard Currency Debt Funds Index	-5.26	—	—	4.92
Portfolio — Class IS Shares w/o sales charges(5)	—	—	—	1.92
J.P. Morgan Emerging Markets Bond Global Index	—	—	—	2.66
Lipper Emerging Markets Hard Currency Debt Funds Index	—	—	—	2.82

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The J.P. Morgan Emerging Markets Bond Global ("EMBG") Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Hard Currency Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Hard Currency Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Hard Currency Debt Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on May 24, 2012.

(5)  Commenced offering on September 13, 2013.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	79.5%
Corporate Bonds	12.7
Short-Term Investments	7.8
Total Investments	100.0	%**

**  Does not include open long/short futures contracts with an underlying face amount of approximately $492,000 and total unrealized appreciation of approximately $9,000.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

Emerging Markets External Debt Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (90.4%)
Brazil (7.3%)
Corporate Bonds (5.0%)
Banco Safra SA, 6.75%, 1/27/21	$200	$211
ESAL GmbH, 6.25%, 2/5/23	200	181
Odebrecht Finance Ltd., 5.13%, 6/26/22	400	392
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/1/22 (a)	197	202
		986
Sovereign (2.3%)
Brazil Minas SPE via State of Minas Gerais, 5.33%, 2/15/28 (a)	350	327
Caixa Economica Federal, 3.50%, 11/7/22 (a)	150	122
		449
		1,435
China (2.8%)
Sovereign (2.8%)
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23	560	553
Colombia (2.8%)
Corporate Bonds (1.1%)
Ecopetrol SA, 5.88%, 9/18/23	60	63
Pacific Rubiales Energy Corp., 5.38%, 1/26/19 (a)	150	152
		215
Sovereign (1.7%)
Colombia Government International Bond, 11.75%, 2/25/20	240	346
		561
Croatia (1.4%)
Sovereign (1.4%)
Croatia Government International Bond, 6.00%, 1/26/24 (a)	280	279
Hungary (2.3%)
Sovereign (2.3%)
Hungary Government International Bond, 5.75%, 11/22/23	330	333
6.38%, 3/29/21	108	117
		450
Indonesia (7.1%)
Sovereign (7.1%)
Indonesia Government International Bond, 7.75%, 1/17/38	148	168
Majapahit Holding BV, 7.75%, 1/20/20	589	649
	Face Amount (000)		Value (000)
Pertamina Persero PT, 5.25%, 5/23/21		$200	$194
Perusahaan Listrik Negara PT, 5.50%, 11/22/21		400	387
			1,398
Ivory Coast (0.7%)
Sovereign (0.7%)
Ivory Coast Government International Bond, 5.75%, 12/31/32		145	130
Kazakhstan (5.5%)
Sovereign (5.5%)
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22 (a)		200	180
KazAgro National Management Holding JSC, 4.63%, 5/24/23 (a)		200	184
KazMunayGas National Co., JSC, 5.75%, 4/30/43 (a)		210	182
6.38%, 4/9/21		375	409
9.13%, 7/2/18		100	121
			1,076
Lithuania (1.4%)
Sovereign (1.4%)
Lithuania Government International Bond, 6.63%, 2/1/22		240	281
Mexico (16.3%)
Corporate Bonds (5.3%)
Cemex SAB de CV, 6.50%, 12/10/19 (a)		200	207
7.25%, 1/15/21 (a)		200	207
9.50%, 6/15/18		200	228
Mexichem SAB de CV, 4.88%, 9/19/22		200	197
Tenedora Nemak SA de CV, 5.50%, 2/28/23		200	197
			1,036
Sovereign (11.0%)
Mexican Bonos, 7.50%, 6/3/27	MXN	4,800	393
Mexico Government International Bond, 3.63%, 3/15/22		$300	301
6.05%, 1/11/40		306	334
Pemex Project Funding Master Trust, 6.63%, 6/15/35		230	243
Petroleos Mexicanos, 3.50%, 1/30/23		30	28
4.88%, 1/24/22		843	868
			2,167
			3,203
Panama (1.1%)
Sovereign (1.1%)
Panama Government International Bond, 5.20%, 1/30/20		204	223

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Emerging Markets External Debt Portfolio

	Face Amount (000)	Value (000)
Peru (1.8%)
Corporate Bonds (1.1%)
Banco de Credito del Peru, 6.13%, 4/24/27 (a)(b)	$120	$120
Corp. Azucarera del Peru SA, 6.38%, 8/2/22 (a)	100	90
		210
Sovereign (0.7%)
Peruvian Government International Bond, 7.35%, 7/21/25	107	135
		345
Philippines (4.7%)
Sovereign (4.7%)
Philippine Government International Bond, 4.00%, 1/15/21	615	640
9.50%, 2/2/30	193	289
		929
Poland (2.5%)
Sovereign (2.5%)
Poland Government International Bond, 3.00%, 3/17/23	530	484
Romania (0.7%)
Sovereign (0.7%)
Romanian Government International Bond, 4.38%, 8/22/23 (a)	76	74
6.75%, 2/7/22	50	57
		131
Russia (12.6%)
Sovereign (12.6%)
Russian Agricultural Bank OJSC Via RSHB Capital SA, 7.75%, 5/29/18	244	275
Russian Foreign Bond — Eurobond, 7.50%, 3/31/30	929	1,085
Russian Railways via RZD Capital PLC, 5.70%, 4/5/22	200	204
Vnesheconombank Via VEB Finance PLC, 5.94%, 11/21/23 (a)	610	612
6.90%, 7/9/20	273	302
		2,478
Serbia (1.2%)
Sovereign (1.2%)
Republic of Serbia, 4.88%, 2/25/20	260	246
Slovenia (1.0%)
Sovereign (1.0%)
Slovenia Government International Bond, 5.85%, 5/10/23 (a)	200	204
	Face Amount (000)	Value (000)
Turkey (5.4%)
Sovereign (5.4%)
Export Credit Bank of Turkey, 5.88%, 4/24/19 (a)	$200	$203
Turkey Government International Bond, 3.25%, 3/23/23	200	166
5.63%, 3/30/21	700	706
		1,075
Ukraine (0.9%)
Sovereign (0.9%)
Ukraine Government International Bond, 7.80%, 11/28/22	200	182
Uruguay (0.7%)
Sovereign (0.7%)
Uruguay Government International Bond, 4.50%, 8/14/24	138	138
Venezuela (10.2%)
Sovereign (10.2%)
Petroleos de Venezuela SA, 8.50%, 11/2/17	1,153	963
12.75%, 2/17/22	370	339
Venezuela Government International Bond, 9.00%, 5/7/23	50	37
9.25%, 9/15/27 - 5/7/28	538	417
11.75%, 10/21/26	290	249
		2,005
Total Fixed Income Securities (Cost $18,573)		17,806
	Shares
Short-Term Investment (7.6%)
Investment Company (7.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $1,497)	1,496,798	1,497
Total Investments (98.0%) (Cost $20,070) (c)		19,303
Other Assets in Excess of Liabilities (2.0%)		403
Net Assets (100.0%)		$19,706

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2013.

(c)  Securities are available for collateral in connection with an open futures contract.

OJSC  Open Joint Stock Company.

MXN  —  Mexican Peso

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Emerging Markets External Debt Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2013:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (000)
Short:
U.S. Treasury 10 yr. Note	4	$(492)	Mar-14	$9

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Emerging Markets External Debt Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $18,573)	$17,806
Investment in Security of Affiliated Issuer, at Value (Cost $1,497)	1,497
Total Investments in Securities, at Value (Cost $20,070)	19,303
Cash	4
Interest Receivable	288
Receivable for Investments Sold	51
Due from Adviser	48
Receivable for Variation Margin on Futures Contracts	27
Receivable from Affiliate	—	@
Other Assets	2
Total Assets	19,723
Liabilities:
Payable for Professional Fees	7
Payable for Custodian Fees	2
Payable for Administration Fees	1
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A*	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Transfer Agent Fees — Class IS	—	@
Payable for Sub Transfer Agency Fees — Class A*	—	@
Payable for Shareholder Services Fees — Class A*	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	7
Total Liabilities	17
Net Assets	$19,706
Net Assets Consist Of:
Paid-in-Capital	$21,072
Distributions in Excess of Net Investment Income	(2)
Accumulated Net Realized Loss	(606)
Unrealized Appreciation (Depreciation) on:
Investments	(767)
Futures Contracts	9
Foreign Currency Translations	(—	@)
Net Assets	$19,706
CLASS I:
Net Assets	$19,400
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	2,064,850
Net Asset Value, Offering and Redemption Price Per Share	$9.40
CLASS A*:
Net Assets	$196
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	20,890
Net Asset Value, Redemption Price Per Share	$9.40
Maximum Sales Load§§	4.25%
Maximum Sales Charge	$0.42
Maximum Offering Price Per Share	$9.82
CLASS L:
Net Assets	$100
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,660
Net Asset Value, Offering and Redemption Price Per Share	$9.39
CLASS IS:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,036
Net Asset Value, Offering and Redemption Price Per Share	$9.40

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 4.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Emerging Markets External Debt Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $—@ Foreign Taxes Withheld)	$1,298
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	1,299
Expenses:
Advisory Fees (Note B)	163
Professional Fees	115
Registration Fees	62
Offering Costs	31
Shareholder Reporting Fees	26
Administration Fees (Note C)	17
Custodian Fees (Note F)	11
Pricing Fees	11
Transfer Agency Fees (Note E)	8
Directors' Fees and Expenses	1
Transfer Agency Fees — Class I (Note E)	— @
Transfer Agency Fees — Class A* (Note E)	— @
Transfer Agency Fees — Class L (Note E)	— @
Transfer Agency Fees — Class IS (Note E)	— @
Shareholder Services Fees — Class A* (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	1
Sub Transfer Agency Fees — Class A*	— @
Other Expenses	20
Total Expenses	467
Waiver of Advisory Fees (Note B)	(163)
Expenses Reimbursed by Adviser (Note B)	(119)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Reimbursement of Class Specific Expenses — Class A* (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class L (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(— @)
Net Expenses	184
Net Investment Income	1,115
Realized Gain (Loss):
Investments Sold	(380)
Foreign Currency Forward Exchange Contracts	4
Foreign Currency Transactions	— @
Futures Contracts	62
Net Realized Loss	(314)
Change in Unrealized Appreciation (Depreciation):
Investments	(2,875)
Foreign Currency Forward Exchange Contracts	(4)
Foreign Currency Translations	(1)
Futures Contracts	9
Net Change in Unrealized Appreciation (Depreciation)	(2,871)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(3,185)
Net Decrease in Net Assets Resulting from Operations	$(2,070)

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Emerging Markets External Debt Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)		Period from May 24, 2012^ to December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,115		$621
Net Realized Gain (Loss)	(314)		297
Net Change in Unrealized Appreciation (Depreciation)	(2,871)		2,113
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,070)		3,031
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,072)		(607)
Net Realized Gain	(471)		(141)
Class A*:
Net Investment Income	(8)		(3)
Net Realized Gain	(4)		(1)
Class H@@@:
Net Investment Income	(5	)**	(3)
Net Realized Gain	(1	)**	(1)
Class L:
Net Investment Income	(5)		(2)
Net Realized Gain	(2)		(1)
Class IS:
Net Investment Income	(—	@)***	—
Net Realized Gain	(—	@)***	—
Total Distributions	(1,568)		(759)
Capital Share Transactions:(1)
Class I:
Subscribed	1,038		20,528
Distributions Reinvested	79		24
Redeemed	(754)		(194)
Class A*:
Subscribed	—		100
Distributions Reinvested	—	@	—
Conversion from Class H	104		—
Redeemed	(—	@)	—
Class H@@@:
Subscribed	250	**	110
Distributions Reinvested	3	**	— @
Conversion to Class A	(104	)**	—
Redeemed	(229	)**	(— @)
Class L:
Subscribed	7		100
Distributions Reinvested	—	@	—
Class IS:
Subscribed	10	***	—
Net Increase in Net Assets Resulting from Capital Share Transactions	404		20,668
Redemption Fees	—	@	—
Total Increase (Decrease) in Net Assets	(3,234)		22,940
Net Assets:
Beginning of Period	22,940		—
End of Period (Including Distributions in Excess of Net Investment Income of $(2) and Undistributed Net Investment Income of $18)	$19,706		$22,940

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Emerging Markets External Debt Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2013 (000)		Period from May 24, 2012^ to December 31, 2012 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	97		2,050
Shares Issued on Distributions Reinvested	8		2
Shares Redeemed	(75)		(17)
Net Increase in Class I Shares Outstanding	30		2,035
Class A*:
Shares Subscribed	—		10
Shares Issued on Distributions Reinvested	—	@@	—
Conversion from Class H	11		—
Shares Redeemed	(—	@@)	—
Net Increase in Class A Shares Outstanding	11		10
Class H@@@:
Shares Subscribed	23	**	11
Shares Issued on Distributions Reinvested	—	@@**	—	@@
Conversion to Class A	(11	)**	—
Shares Redeemed	(23	)**	(—	@@)
Net Increase (Decrease) in Class H Shares Outstanding	(11)		11
Class L:
Shares Subscribed	1		10
Shares Issued on Distributions Reinvested	—	@@	—
Net Increase in Class L Shares Outstanding	1		10
Class IS:
Shares Subscribed	1	***	—
Net Increase in Class IS Shares Outstanding	1		—

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

@@@  Effective September 9, 2013, Class H shares converted into Class A shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Emerging Markets External Debt Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2013	Period from May 24, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$11.11	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.53	0.30
Net Realized and Unrealized Gain (Loss)	(1.50)	1.18
Total from Investment Operations	(0.97)	1.48
Distributions from and/or in Excess of:
Net Investment Income	(0.48)	(0.30)
Net Realized Gain	(0.26)	(0.07)
Total Distributions	(0.74)	(0.37)
Redemption Fees	0.00 ‡	—
Net Asset Value, End of Period	$9.40	$11.11
Total Return++	(8.79)%	14.83	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$19,400	$22,597
Ratio of Expenses to Average Net Assets (1)	0.84%+	0.84	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	5.14%+	4.63	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01	%††*
Portfolio Turnover Rate	94%	29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.15%	2.02	%††*
Net Investment Income to Average Net Assets	3.83%	3.45	%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Emerging Markets External Debt Portfolio

	Class A@
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from May 24, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$11.11		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.49		0.29
Net Realized and Unrealized Gain (Loss)	(1.49)		1.17
Total from Investment Operations	(1.00)		1.46
Distributions from and/or in Excess of:
Net Investment Income	(0.45)		(0.28)
Net Realized Gain	(0.26)		(0.07)
Total Distributions	(0.71)		(0.35)
Redemption Fees	0.00	‡	—
Net Asset Value, End of Period	$9.40		$11.11
Total Return++	(9.05)%		14.66	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$196		$111
Ratio of Expenses to Average Net Assets (1)	1.14	%+^^	1.09	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	4.88	%+	4.38	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01	%††*
Portfolio Turnover Rate	94%		29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.76%		2.27	%††*
Net Investment Income to Average Net Assets	3.26%		3.20	%††*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

‡  Amount is less than $0.005 per share.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.10% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Emerging Markets External Debt Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from May 24, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$11.11		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.47		0.25
Net Realized and Unrealized Gain (Loss)	(1.51)		1.18
Total from Investment Operations	(1.04)		1.43
Distributions from and/or in Excess of:
Net Investment Income	(0.42)		(0.25)
Net Realized Gain	(0.26)		(0.07)
Total Distributions	(0.68)		(0.32)
Redemption Fees	0.00	‡	—
Net Asset Value, End of Period	$9.39		$11.11
Total Return++	(9.41)%		14.33	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$100		$111
Ratio of Expenses to Average Net Assets (1)	1.41	%+^^	1.59	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	4.57	%+	3.88	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01	%††*
Portfolio Turnover Rate	94%		29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.07%		2.77	%††*
Net Investment Income to Average Net Assets	2.91%		2.70	%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.35% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Emerging Markets External Debt Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$9.65
Income from Investment Operations:
Net Investment Income†	0.15
Net Realized and Unrealized Gain	0.04
Total from Investment Operations	0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.24)
Net Realized Gain	(0.20)
Total Distributions	(0.44)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$9.40
Total Return++	1.92	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	0.81	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	5.36	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	94	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.70	%*
Net Investment Loss to Average Net Assets	(1.53	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class IS shares.

#  Not Annualized.

*  Annualized.
The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets External Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government- related issuers and corporate issuers in emerging market countries. The securities in which the Portfolio may invest will primarily be denominated in U.S. dollars. The Portfolio may invest, to a lesser extent, in securities denominated in currencies other than U.S. dollars. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$2,447	$—	$2,447
Sovereign	—	15,359	—	15,359
Total Fixed Income Securities	—	17,806	—	17,806
Short-Term Investment
Investment Company	1,497	—	—	1,497
Futures Contracts	9	—	—	9
Total Assets	$1,506	$17,806	$—	$19,312

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin	Interest Rate Risk	$9	(a)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$4
Interest Rate Risk	Futures Contracts	62
	Total	$66
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(4)
Interest Rate Risk	Futures Contracts	9
	Total	$5

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$76,000
Futures Contracts:
Average monthly original value	$635,000

5.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date

(date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.10% for Class A shares and 1.60% for Class L shares. Effective February 25, 2013, the expense cap for Class L shares was reduced to 1.35%. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20%, 1.45% and 0.82% for Class A, Class L and Class IS shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $163,000 of advisory fees were waived and approximately

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

$119,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Board of Directors approved an amendment to the Distribution and Shareholder Services Plan reducing the distribution fee for the Portfolio's Class L shares from 0.50% to 0.25% of the average daily net assets of such Class, effective February 25, 2013.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $19,406,000 and $20,797,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$130	$13,721	$12,354	$1	$1,497

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the two-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,545	$22	$759	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(45)	$45	—

At December 31, 2013, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2013, the aggregate cost for federal income tax purposes is $20,302,000. The aggregate gross unrealized appreciation is $116,000 and the aggregate gross unrealized depreciation is $1,115,000 resulting in net unrealized depreciation of $999,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2013, the Portfolio deferred to January 1, 2014 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$1	$361

I. Results of Special Shareholder Meeting (unaudited): On June 5, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
10,871	0	0

J. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets External Debt Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets External Debt Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets External Debt Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013.

The Portfolio designated and paid $22,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman, J Street Cup Golf Charity; Trustee Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013)	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, New York 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014) formerly Vice President of various Morgan Stanley Funds (December 1997-January 2014),

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014).
Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

34

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMEDANN
810163 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

U.S. Real Estate Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Federal Tax Notice	25
U.S. Privacy Policy	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in U.S. Real Estate Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
U.S. Real Estate Portfolio Class I	$1,000.00	$976.40	$1,020.10	$5.03	*	$5.14	*	1.01%
U.S. Real Estate Portfolio Class A@	1,000.00	974.80	1,018.60	6.52	*	6.67	*	1.31
U.S. Real Estate Portfolio Class L	1,000.00	972.70	1,016.08	9.02	*	9.20	*	1.81
U.S. Real Estate Portfolio Class IS	1,000.00	1003.00	1,012.02	2.64	**	2.65	**	0.90

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 107/365 (to reflect the actual days in the period).

***  Annualized.

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 2.45%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the FTSE NAREIT Equity REITs Index (the "Index"), which returned 2.47%, and underperformed the S&P 500® Index, which returned 32.39%.

Factors Affecting Performance

•  The real estate investment trust (REIT) market gained 2.47% in the 12-month period ending December 31, 2013, as measured by the Index. REITs rallied approximately 20% through late-May as they benefited from yield-oriented buying and then declined by 14.5% for the remainder of the year on concerns over higher interest rates and U.S. Federal Reserve quantitative easing (QE) tapering, which was announced in December. During the year, movements in REIT share prices appeared to have been influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns as well as investors' search for yield. REITs trailed the broader equity markets during the year, as investors remained cautious towards the sector due to higher interest rates.

•  Among the major sectors, the office sector outperformed, the retail sector modestly underperformed, and the apartment sector underperformed the Index. Apartment companies underperformed as they appeared to continue to be plagued by negative sentiment associated with the decelerating growth in rental rates and increased pipeline of new supply. This was somewhat surprising, as apartments tend to outperform the overall REIT sector in rising rate environments due to shorter-term leases and lower dividend yields. Within the office sector, companies with exposure to central business district (CBD) assets and suburban office assets outperformed, while the specialty office companies underperformed the

Index. The retail sector modestly underperformed as the owners of shopping centers outperformed and the owners of malls underperformed the Index. The health care REITs underperformed the Index, as the sector had been a beneficiary of investors' chase for higher yields in the earlier part of 2013, which appeared to reverse. Among the smaller sectors, the hotel sector significantly outperformed likely due to an improved outlook for the economy. The net lease, storage and industrial sectors outperformed the Index.

•  The Portfolio modestly underperformed the Index for the period. Positive contributions from top-down sector allocation and, to a lesser degree, from bottom-up stock selection impacted the Portfolio's performance relative to the Index. From a bottom-up perspective, the Portfolio achieved favorable relative stock selection in the diversified, net lease, mall and hotel sectors. This was partially offset by the negative impact of stock selection in the apartment, health care, shopping center and suburban office sectors. From a top-down perspective, the overweight to the hotel sector, and the underweight to the health care and specialty office sectors contributed to relative performance. This was partially offset by the underweight to the net lease sector and the overweight to the apartment and diversified sectors, which dampened performance.

Management Strategies

•  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of high quality malls, apartments, CBD office assets, upscale hotels and a number of out-of-favor companies, and an underweighting to companies concentrated in the ownership of net lease, health care, suburban office, specialty office, shopping center, storage and industrial assets.

•  Our outlook for the REIT market is based on two key factors: private market pricing for underlying real estate assets and public market pricing for the

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

securities. With asset values for high-quality assets having fully recovered and now, on average, modestly in excess of their all-time peak levels achieved in mid-2007, the overall REIT market ended the year at a modest premium to Net Asset Values (NAV). This reflects a bifurcation in the market between the core property sectors (apartments, malls) trading at meaningful discounts to NAVs and finance-company/dividend-oriented stocks (health care, net lease) trading at significant premiums to NAV. It is noteworthy that the sector ended the year trading below its historical average premium to NAV, most likely due to investor concerns with regard to rising rates negatively impacting asset values.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+, L and IS shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the FTSE NAREIT Equity REITs Index(1), the S&P 500® Index(2), and the Lipper Real Estate Funds Average(3)

	Period Ended December 31, 2013 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Portfolio — Class I Shares w/o sales charges(5)	2.45%	16.19%	9.38%	12.31%
FTSE NAREIT Equity REITs Index	2.47	16.50	8.42	10.68
S&P 500® Index	32.39	17.94	7.40	9.36
Lipper Real Estate Funds Average	1.70	16.41	7.77	10.81
Portfolio — Class A+ Shares w/o sales charges(6)	2.14	15.87	9.10	11.39
Portfolio — Class A+ Shares with maximum 5.25% sales charges(6)	-3.22	14.64	8.51	11.06
FTSE NAREIT Equity REITs Index	2.47	16.50	8.42	10.36
S&P 500® Index	32.39	17.94	7.40	8.23
Lipper Real Estate Funds Average	1.70	16.41	7.77	10.37
Portfolio — Class L Shares w/o sales charges(7)	1.62	—	—	8.35
FTSE NAREIT Equity REITs Index	2.47	—	—	10.46
S&P 500® Index	32.39	—	—	22.14
Lipper Real Estate Funds Average	1.70	—	—	11.03
Portfolio — Class IS Shares w/o sales charges(8)	—	—	—	0.30
FTSE NAREIT Equity REITs Index	—	—	—	-0.26
S&P 500® Index	—	—	—	10.16
Lipper Real Estate Funds Average	—	—	—	0.23

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. Effective December 20, 2010, the FTSE NAREIT Equity REITs Index will not include "Timber REITs" The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Real Estate Funds Average tracks the performance of all funds in the Lipper Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio is in the Lipper Real Estate Funds classification.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(5)  Commenced operations on February 24, 1995.

(6)  Commenced offering on January 2, 1996.

(7)  Commenced offering on November 11, 2011.

(8)  Commenced offering on September 13, 2013.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Regional Malls	23.3%
Apartments	18.3
Lodging/Resorts	10.5
Health Care	10.1
Diversified	8.6
Office	7.6
Industrial	6.5
Shopping Centers	5.9
Self Storage	5.3
Other*	3.9
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.1%)
Apartments (18.2%)
American Campus Communities, Inc. REIT	164,404	$5,296
AvalonBay Communities, Inc. REIT	412,249	48,740
BRE Properties, Inc. REIT	40,246	2,202
Camden Property Trust REIT	322,329	18,334
Equity Residential REIT	1,730,253	89,748
Post Properties, Inc. REIT	10,700	484
		164,804
Diversified (8.6%)
Cousins Properties, Inc. REIT	660,243	6,801
Forest City Enterprises, Inc., Class A (a)	439,398	8,392
Lexington Realty Trust REIT	47,340	483
Vornado Realty Trust REIT	669,996	59,489
Winthrop Realty Trust REIT	230,072	2,542
		77,707
Health Care (10.1%)
HCP, Inc. REIT	1,078,856	39,184
Health Care, Inc. REIT	102,865	5,510
Healthcare Realty Trust, Inc. REIT	459,442	9,791
Senior Housing Properties Trust REIT	595,765	13,244
Ventas, Inc. REIT	410,069	23,489
		91,218
Industrial (6.5%)
Cabot Industrial Value Fund II, LP REIT (a)(b)(c)(d)	14,000	6,058
DCT Industrial Trust, Inc. REIT	970,842	6,922
Exeter Industrial Value Fund, LP REIT (a)(b)(c)(d)	7,905,000	6,695
Keystone Industrial Fund, LP REIT (a)(b)(c)(d)	7,574,257	7,923
KTR Industrial Fund II, LP REIT (a)(b)(c)(d)	9,195,652	9,803
ProLogis, Inc. REIT	543,918	20,098
Rexford Industrial Realty, Inc. REIT	102,240	1,350
		58,849
Lodging/Resorts (10.5%)
Ashford Hospitality Prime, Inc. REIT	87,337	1,590
Ashford Hospitality Trust, Inc. REIT	436,686	3,616
Host Hotels & Resorts, Inc. REIT	3,659,642	71,143
Starwood Hotels & Resorts Worldwide, Inc.	232,062	18,437
		94,786
Manufactured Homes (1.2%)
Equity Lifestyle Properties, Inc. REIT	304,276	11,024
Mixed Industrial/Office (1.1%)
Duke Realty Corp. REIT	321,565	4,836
Liberty Property Trust REIT	61,670	2,089
PS Business Parks, Inc. REIT	34,911	2,668
		9,593
Office (7.6%)
Alexandria Real Estate Equities, Inc. REIT	133,330	8,483
Boston Properties, Inc. REIT	313,870	31,503
BRCP REIT I, LP (a)(b)(c)(d)	6,101,396	1,257
BRCP REIT II, LP (a)(b)(c)(d)	8,363,574	4,424
Brookfield Office Properties, Inc.	36,238	698
	Shares	Value (000)
Hudson Pacific Properties, Inc. REIT	385,284	$8,426
Mack-Cali Realty Corp. REIT	657,128	14,115
		68,906
Regional Malls (23.3%)
CBL & Associates Properties, Inc. REIT	91,630	1,646
General Growth Properties, Inc. REIT	1,883,942	37,811
Macerich Co. (The) REIT	376,015	22,143
Simon Property Group, Inc. REIT	917,085	139,544
Taubman Centers, Inc. REIT	146,465	9,362
		210,506
Retail Free Standing (0.9%)
National Retail Properties, Inc. REIT	191,440	5,806
Realty Income Corp. REIT	67,610	2,524
		8,330
Self Storage (5.2%)
Public Storage REIT	296,229	44,588
Sovran Self Storage, Inc. REIT	43,088	2,808
		47,396
Shopping Centers (5.9%)
Acadia Realty Trust REIT	120,707	2,997
DDR Corp. REIT	409,616	6,296
Federal Realty Investment Trust REIT	88,415	8,966
Regency Centers Corp. REIT	748,556	34,658
		52,917
Total Common Stocks (Cost $733,089)		896,036
Short-Term Investment (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $6,203)	6,202,872	6,203
Total Investments (99.8%) (Cost $739,292)		902,239
Other Assets in Excess of Liabilities (0.2%)		1,491
Net Assets (100.0%)		$903,730

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2013.

(c)  At December 31, 2013, the Portfolio held fair valued securities valued at approximately $36,160,000, representing 4.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Restricted security valued at fair value and not registered under the Securities Act of 1933. BRCP REIT I, LP was acquired between 5/03 - 5/08 and has a cost basis of approximately $1,009,000. BRCP REIT II, LP was acquired between 10/06 - 4/11 and has a current cost basis of approximately $8,364,000. Cabot Industrial Value Fund II, LP was acquired between 11/05 - 2/10 and has a current cost basis of approximately $7,000,000. Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of approximately $6,421,000. Keystone Industrial Fund, LP was acquired between 3/06 - 6/11 and has a current cost basis of approximately $5,437,000. KTR Industrial Fund II, LP was acquired between 1/09 - 5/12 and has a current cost basis of approximately $5,211,000. At December 31, 2013, these securities had an aggregate market value of approximately $36,160,000, representing 4.0% of net assets.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $733,089)	$896,036
Investment in Security of Affiliated Issuer, at Value (Cost $6,203)	6,203
Total Investments in Securities, at Value (Cost $739,292)	902,239
Foreign Currency, at Value (Cost $1)	1
Dividends Receivable	4,116
Receivable for Investments Sold	2,232
Receivable for Portfolio Shares Sold	1,461
Receivable from Affiliate	—	@
Other Assets	31
Total Assets	910,080
Liabilities:
Payable for Portfolio Shares Redeemed	2,097
Payable for Advisory Fees	1,732
Payable for Investments Purchased	1,273
Payable for Sub Transfer Agency Fees	692
Payable for Sub Transfer Agency Fees — Class I	321
Payable for Sub Transfer Agency Fees — Class A*	43
Payable for Sub Transfer Agency Fees — Class L	2
Payable for Administration Fees	62
Payable for Shareholder Services Fees — Class A*	21
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Directors' Fees and Expenses	14
Payable for Custodian Fees	8
Payable for Transfer Agent Fees — Class I	4
Payable for Transfer Agent Fees — Class A*	3
Payable for Transfer Agent Fees — Class L	1
Payable for Transfer Agent Fees — Class IS	—	@
Payable for Professional Fees	7
Other Liabilities	67
Total Liabilities	6,350
Net Assets	$903,730
Net Assets Consist Of:
Paid-in-Capital	$737,622
Accumulated Undistributed Net Investment Income	478
Accumulated Net Realized Gain	2,683
Unrealized Appreciation (Depreciation) on:
Investments	162,947
Foreign Currency Translations	(—	@)
Net Assets	$903,730

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2013 (000)
CLASS I:
Net Assets	$797,933
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	48,225,263
Net Asset Value, Offering and Redemption Price Per Share	$16.55
CLASS A*:
Net Assets	$101,325
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	6,249,364
Net Asset Value, Redemption Price Per Share	$16.21
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$0.90
Maximum Offering Price Per Share	$17.11
CLASS L:
Net Assets	$4,462
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	275,403
Net Asset Value, Offering and Redemption Price Per Share	$16.20
CLASS IS:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	584
Net Asset Value, Offering and Redemption Price Per Share	$16.55

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $6 of Foreign Taxes Withheld)	$25,628
Dividends from Security of Affiliated Issuer (Note G)	3
Total Investment Income	25,631
Expenses:
Advisory Fees (Note B)	7,853
Sub Transfer Agency Fees	948
Sub Transfer Agency Fees — Class I	344
Sub Transfer Agency Fees — Class A*	50
Sub Transfer Agency Fees — Class L	2
Administration Fees (Note C)	813
Shareholder Services Fees — Class A* (Note D)	284
Distribution and Shareholder Services Fees — Class L (Note D)	39
Shareholder Reporting Fees	99
Registration Fees	90
Professional Fees	88
Custodian Fees (Note F)	41
Transfer Agency Fees (Note E)	28
Transfer Agency Fees — Class I (Note E)	5
Transfer Agency Fees — Class A* (Note E)	3
Transfer Agency Fees — Class L (Note E)	1
Directors' Fees and Expenses	24
Pricing Fees	4
Other Expenses	31
Expenses Before Non Operating Expenses	10,747
Bank Overdraft Expense	2
Investment Related Expenses	101
Total Expenses	10,850
Waiver of Advisory Fees (Note B)	(129)
Reimbursement of Class Specific Expenses — Class I (Note B)	(104)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(— @)
Rebate from Morgan Stanley Affiliate (Note G)	(17)
Net Expenses	10,600
Net Investment Income	15,031
Realized Gain:
Investments Sold	27,034
Foreign Currency Transactions	— @
Net Realized Gain	27,034
Change in Unrealized Appreciation (Depreciation):
Investments	(19,185)
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(19,185)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	7,849
Net Increase in Net Assets Resulting from Operations	$22,880

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$15,031		$14,617
Net Realized Gain	27,034		24,903
Net Change in Unrealized Appreciation (Depreciation)	(19,185)		103,917
Net Increase in Net Assets Resulting from Operations	22,880		143,437
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(18,870)		(10,207)
Net Realized Gain	(19,628)		(14,424)
Class A*:
Net Investment Income	(1,988)		(924)
Net Realized Gain	(2,365)		(1,660)
Class H@@:
Net Investment Income	(101	)**	(252)
Net Realized Gain	(123	)**	(457)
Class L:
Net Investment Income	(69)		(23)
Net Realized Gain	(113)		(89)
Class IS:
Net Investment Income	(—	@)***	—
Net Realized Gain	(—	@)***	—
Total Distributions	(43,257)		(28,036)
Capital Share Transactions:(1)
Class I:
Subscribed	393,679		222,400
Distributions Reinvested	30,554		21,453
Redeemed	(433,966)		(289,977)
Class A*:
Subscribed	24,542		25,720
Distributions Reinvested	4,337		2,520
Conversion from Class H	23,632		—
Redeemed	(42,145)		(40,050)
Class H@@:
Subscribed	2,068	**	1,841
Distributions Reinvested	216	**	689
Conversion to Class A	(23,632)		—
Redeemed	(3,794	)**	(7,058)
Class L:
Subscribed	533		152
Distributions Reinvested	179		108
Redeemed	(1,138)		(1,875)
Class IS:
Subscribed	10	***	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(24,925)		(64,077)
Total Increase (Decrease) in Net Assets	(45,302)		51,324
Net Assets:
Beginning of Period	949,032		897,708
End of Period (Including Accumulated Undistributed Net Investment Income of $478 and $4,180)	$903,730		$949,032

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	22,284	13,406
Shares Issued on Distributions Reinvested	1,827	1,280
Shares Redeemed	(24,704)	(17,453)
Net Decrease in Class I Shares Outstanding	(593)	(2,767)
Class A*:
Shares Subscribed	1,437	1,586
Shares Issued on Distributions Reinvested	266	153
Conversion from Class H	1,442	—
Shares Redeemed	(2,453)	(2,442)
Net Increase (Decrease) in Class A Shares Outstanding	692	(703)
Class H@@:
Shares Subscribed	118 **	112
Shares Issued on Distributions Reinvested	12 **	42
Conversion to Class A	(1,442)	—
Shares Redeemed	(218)**	(436)
Net Decrease in Class H Shares Outstanding	(1,530)	(282)
Class L:
Shares Subscribed	31	9
Shares Issued on Distributions Reinvested	11	7
Shares Redeemed	(67)	(116)
Net Decrease in Class L Shares Outstanding	(25)	(100)
Class IS:
Shares Subscribed	1 ***	—

@  Amount is less than $500.

@@  Effective September 9, 2013, Class H shares converted into Class A shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012		2011	2010		2009
Net Asset Value, Beginning of Period	$16.93	$14.99		$14.33	$11.18		$8.87
Income (Loss) from Investment Operations:
Net Investment Income†	0.27	0.24		0.11	0.30		0.23
Net Realized and Unrealized Gain (Loss)	0.14	2.19		0.69	3.02		2.30
Total from Investment Operations	0.41	2.43		0.80	3.32		2.53
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.20)		(0.14)	(0.17)		(0.22)
Net Realized Gain	(0.59)	(0.29)		—	—		—
Total Distributions	(0.79)	(0.49)		(0.14)	(0.17)		(0.22)
Redemption Fees	—	—		—	—		0.00	‡
Net Asset Value, End of Period	$16.55	$16.93		$14.99	$14.33		$11.18
Total Return++	2.45%	16.26%		5.57%	29.86%		29.65%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$797,933	$826,420		$773,138	$855,474		$584,820
Ratio of Expenses to Average Net Assets (1)	1.01%+	0.98	%+††	1.01%+	0.99	%+††	0.99	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00%+	0.97	%+††	1.00%+	0.98	%+††	0.96	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.51%+	2.45	%+††	0.76%+	2.34	%+††	2.70	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00%§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	24%	22%		21%	41%		30%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.03%	N/A		1.03%	N/A		1.00	%+
Net Investment Income to Average Net Assets	1.49%	N/A		0.74%	N/A		2.69	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

U.S. Real Estate Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012		2011	2010		2009
Net Asset Value, Beginning of Period	$16.60	$14.70		$14.07	$10.99		$8.73
Income (Loss) from Investment Operations:
Net Investment Income†	0.23	0.19		0.08	0.26		0.21
Net Realized and Unrealized Gain (Loss)	0.12	2.16		0.66	2.96		2.25
Total from Investment Operations	0.35	2.35		0.74	3.22		2.46
Distributions from and/or in Excess of:
Net Investment Income	(0.15)	(0.16)		(0.11)	(0.14)		(0.20)
Net Realized Gain	(0.59)	(0.29)		—	—		—
Total Distributions	(0.74)	(0.45)		(0.11)	(0.14)		(0.20)
Redemption Fees	—	—		—	—		0.00	‡
Net Asset Value, End of Period	$16.21	$16.60		$14.70	$14.07		$10.99
Total Return++	2.14%	16.02%		5.26%	29.51%		29.31%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$101,325	$92,240		$92,047	$89,321		$116,164
Ratio of Expenses to Average Net Assets (1)	1.28%+^	1.23	%+††	1.26%+	1.24	%+††	1.24	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.27%+^	1.22	%+††	1.25%+	1.23	%+††	1.21	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.35%+	2.20	%+††	0.54%+	2.09	%+††	2.45	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00%§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	24%	22%		21%	41%		30%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.29%	N/A		1.28%	N/A		1.25	%+
Net Investment Income to Average Net Assets	1.34%	N/A		0.52%	N/A		2.44	%+

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

U.S. Real Estate Portfolio

	Class L
	Year Ended December 31,				Period from November 11, 2011^ to
Selected Per Share Data and Ratios	2013		2012		December 31, 2011
Net Asset Value, Beginning of Period	$16.59		$14.69		$14.52
Income (Loss) from Investment Operations:
Net Investment Income†	0.13		0.10		0.06
Net Realized and Unrealized Gain (Loss)	0.13		2.16		0.11
Total from Investment Operations	0.26		2.26		0.17
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.07)		—
Net Realized Gain	(0.59)		(0.29)		—
Total Distributions	(0.65)		(0.36)		—
Net Asset Value, End of Period	$16.20		$16.59		$14.69
Total Return++	1.62%		15.44%		1.17	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,462		$4,975		$5,879
Ratio of Expenses to Average Net Assets (1)	1.78	%+^^	1.73	%+††	1.75	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.77	%+^^	1.72	%+††	N/A
Ratio of Net Investment Income to Average Net Assets (1)	0.73	%+	1.70	%+	3.33	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§††	0.00	%§*
Portfolio Turnover Rate	24%		22%		21	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.79%		N/A		1.91	%+*
Net Investment Income to Average Net Assets	0.72%		N/A		3.17	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

U.S. Real Estate Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$17.13
Income from Investment Operations:
Net Investment Income†	0.03
Net Realized and Unrealized Gain	0.01
Total from Investment Operations	0.04
Distributions from and/or in Excess of:
Net Investment Income	(0.11)
Net Realized Gain	(0.51)
Total Distributions	(0.62)
Net Asset Value, End of Period	$16.55
Total Return++	0.30	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	0.90	%*^^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.89	%*^^
Ratio of Net Investment Income to Average Net Assets (1)	0.52	%*
Portfolio Turnover Rate	24	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.19	%*
Net Investment Loss to Average Net Assets	(4.77	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.93% for Class IS shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio focuses on REITs as well as real estate operating companies ("REOCs") that invest in a variety of property types and regions. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$164,804	$—	$—	$164,804
Diversified	77,707	—	—	77,707
Health Care	91,218	—	—	91,218
Industrial	28,370	—	30,479	58,849
Lodging/Resorts	94,786	—	—	94,786
Manufactured Homes	11,024	—	—	11,024
Mixed Industrial/Office	9,593	—	—	9,593
Office	63,225	—	5,681	68,906
Regional Malls	210,506	—	—	210,506
Retail Free Standing	8,330	—	—	8,330
Self Storage	47,396	—	—	47,396
Shopping Centers	52,917	—	—	52,917
Total Common Stocks	859,876	—	36,160	896,036
Short-Term Investment Investment Company	6,203	—	—	6,203
Total Assets	$866,079	$—	$36,160	$902,239

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

period. As of December 31, 2013, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$44,843
Purchases	662
Sales	(7,714)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	(6,509)
Change in unrealized appreciation/depreciation	2,975
Realized gains (losses)	1,903
Ending Balance	$36,160
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2013	$3,372

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2013.

	Fair Value at December 31, 2013 (000)	Valuation Technique	Unobservable Input
Industrial
Common Stocks	$30,479	Reported Capital Balance, Adjusted for Subsequent Capital Calls and Return of Capital, as applicable	Adjusted Capital Balance
Office
Common Stocks	$5,681	Reported Capital Balance, Adjusted for Subsequent Capital Calls and Return of Capital, as applicable	Adjusted Capital Balance

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT I, LLC, the Portfolio has made a subscription commitment of $7,000,000 for which it will receive 7,000,000 shares of common stock. As of December 31, 2013, BRCP REIT I, LLC has drawn down approximately $6,101,000 which represents 87.2% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT II, LLC, the Portfolio has made a subscription commitment of $9,000,000 for which it will receive 9,000,000 shares of common stock. As of December 31, 2013, BRCP REIT II, LLC has drawn down approximately $8,364,000 which represents 92.9% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Exeter Industrial Value Fund LP, the Portfolio has made a subscription commitment of $8,500,000 for which it will receive 8,500,000 shares of common stock. As of December 31, 2013, Exeter Industrial Value Fund LP has drawn down approximately $7,905,000 which represents 93.0% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Keystone Industrial Fund, LP, the Portfolio has made a subscription commitment of $7,946,000 for which it will receive 7,946,000 shares of common stock. As of December 31, 2013, Keystone Industrial Fund, LP has drawn down approximately $7,574,000 which represents 95.3% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and KTR Industrial Fund II LP, the Portfolio has made a subscription commitment of $10,000,000 for which it will receive 10,000,000 shares of common stock. As of December 31, 2013, KTR Industrial Fund II LP has drawn down approximately $9,196,000 which represents 92.0% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Cabot Industrial Value Fund II, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2013, Cabot Industrial Value Fund II, LP has drawn down approximately $7,000,000 which represents 93.3% of the commitment.

5.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.76% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.25% for Class A shares and 1.75% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35%, 1.85% and 0.93% for Class A, Class L and Class IS shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $129,000 of advisory fees were waived and approximately $104,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $234,657,000 and $270,462,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $17,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$1,733	$210,069	$205,599	$3	$6,203

From January 1, 2013 to June 30, 2013, the Portfolio incurred approximately $1,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly,

no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$19,641	$23,617	$11,407	$16,630

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments on partnerships, differing treatments of gains (losses) related to REIT adjustments and a dividend redesignation, resulted in

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$2,295	$(2,883)	$588

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
—	$5,672

At December 31, 2013, the aggregate cost for federal income tax purposes is $742,280,000. The aggregate gross unrealized appreciation is $181,410,000 and the aggregate gross unrealized depreciation is $21,451,000 resulting in net unrealized appreciation of $159,959,000.

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 60% and 42% for Class I and Class A shares, respectively.

J. Results of Special Shareholder Meeting (unaudited): On June 5, 2013 as adjourned to June 24, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
634,414	37,870	106,585

K. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
U.S. Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013. For corporate shareholders, 2.3% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid $23,617,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for the taxable year ended December 31, 2013. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $392,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) Co-President and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013)	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, New York 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014) formerly Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014).
Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSREAANN
809919 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Domestic Debt Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
U.S. Privacy Policy	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Domestic Debt Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

Emerging Markets Domestic Debt Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
Emerging Markets Domestic Debt Portfolio Class I	$1,000.00	$969.40	$1,020.97	$4.17	*	$4.28	*	0.84%
Emerging Markets Domestic Debt Portfolio Class A@	1,000.00	968.00	1,019.36	5.75	*	5.90	*	1.16
Emerging Markets Domestic Debt Portfolio Class L	1,000.00	967.60	1,018.30	6.79	*	6.97	*	1.37
Emerging Markets Domestic Debt Portfolio Class IS	1,000.00	987.00	1,012.25	2.39	**	2.42	**	0.82

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 107/365 (to reflect the actual days in the period).

***  Annualized.

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

Emerging Markets Domestic Debt Portfolio

The Emerging Markets Domestic Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Performance

For the year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -12.54%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index (the "Index"), which returned -8.98%.

Factors Affecting Performance

•  Emerging markets (EM) came under significant pressure during the year, as external debt spreads widened, domestic debt yields rose and EM currencies weakened versus the U.S. dollar. During the period, the U.S. Treasury 10-year yield rose by 127 basis points to 3.03% (as per Bloomberg data), due to positive U.S. economic data releases, the Federal Reserve's (Fed) optimistic growth outlook and signs of an improving labor market. This led to a widespread perception among investors that the Fed would begin "tapering" quantitative easing (QE) sooner than previously expected. This expectation was validated by the Federal Open Market Committee (FOMC) in December, as they announced their intention to reduce the size of asset purchases starting in January.

•  The generalized weakness in EM debt accrued mainly from positioning rather than a shift in fundamentals. Starting in late May, sustained outflows from the asset class weighed on prices and investor sentiment. For the last few years, investors had been increasing their exposure to EM debt due to the relatively higher economic growth rates of emerging markets versus developed markets, the strong balance sheets in emerging markets and the additional yield offered versus traditional "safe haven" assets. These attributes may have also attracted investors who are tactical in nature and wanted to participate in the "carry trade," a strategy that borrows in a lower yielding currency to invest in potentially higher yielding assets. For investors of this nature, a change in the pace of Fed accommodation was sufficient reason to reduce their exposure to emerging markets.

•  In addition to events in the developed world, concerns over China's declining growth rates weighed on countries that export to China, such as Chile, Indonesia and Brazil. Furthermore, idiosyncratic developments in countries such as Turkey, South Africa, Egypt, Ukraine and Brazil exacerbated the more complex global environment for emerging markets. In the case of Turkey, protests that began in late May stabilized during June, but damaged investor perception of the country, its institutions and the outlook for European Union (EU) membership. Also, in December an anti-corruption investigation targeting high-profile figures connected to Prime Minister Recep Tayyip Erdogan's government and a CEO of a state-run bank caused weakness in Turkish debt and currency. In addition, geopolitical tensions across the Middle East remained elevated throughout the year. In Brazil, demonstrations against bus fare hikes spread throughout the country, with protestors complaining about poor-quality services, rising inflation, and the excessive cost of the 2014 World Cup and the 2016 Olympics. In response, the Brazilian government cancelled the fare hikes and proposed a political reform. However, continued fiscal deterioration, persistent inflation and an increasing current account deficit led investors to believe that Brazil may soon be downgraded by the rating agencies. In South Africa, Fitch cut the country's foreign currency long-term rating to BBB from BBB+, citing weaker economic growth prospects with weaker mining production weighing on economic activity. In Ukraine, the government's refusal to sign an association agreement with the EU prompted street protests by opposition parties, which demanded the resignation of President Viktor Yanukovych and his cabinet, and called for early presidential and parliamentary elections. Lastly, demonstrators in Thailand demanded Prime Minister Yingluck Shinawatra's resignation.

•  However, there were positive developments in 2013 as well. Moody's upgraded the Philippines from Ba1 to Baa3 with a positive outlook on the back of robust economic performance, ongoing fiscal and debt consolidation, political stability and improved governance. In addition, an incipient growth

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Emerging Markets Domestic Debt Portfolio

recovery in the euro area boosted the growth outlook and improved the current account balances of Eastern European countries such as Poland, Hungary and the Czech Republic. Finally, in December, Mexico passed a landmark energy reform, allowing private investment in the energy sector, which could lead to higher growth and increased foreign direct investment. The passage of this legislation combined with improvements in the fiscal framework prompted S&P to raise Mexico's sovereign rating to BBB+.

•  For the year, longer-than-benchmark duration in Brazil, Mexico, Poland, Russia and Turkey detracted from relative returns. In addition, overweights to the Brazilian real, Turkish lira, South African rand and Russian ruble hurt relative performance.

•  Conversely, the Portfolio benefited from maintaining below-benchmark duration and currency exposure in much of Asia, including Indonesia, Malaysia and Thailand. The Portfolio also benefited from a short position in the Japanese yen, managed through currency forwards, which was used as a hedge against broad U.S. dollar appreciation. Also, short positions in U.S. Treasury futures aided relative returns and acted as a hedge against rising global interest rates.

Management Strategies

•  We continue to see a divergence in monetary policy between the U.S. and the rest of the developed world for the time being. We expect the Fed to gradually continue reducing the pace of monetary stimulus, amid an environment of improved growth and contained inflation pressures. Nonetheless, the Fed's dovish bias (or preference for low interest rates) will probably remain under the new forward guidance policy (that is, using communications to manage the market's expectations) and the expected leadership of Janet Yellen. On the other hand, in the eurozone and Japan, where the economic recovery remains fragile and inflation pressures are very subdued, we expect highly accommodative monetary conditions to remain for the near term.

•  In contrast with past episodes, we do not believe that an expected recovery in developed market economies will necessarily translate into a broad-based positive impact on EM asset prices. On the contrary, we expect differentiation between EM countries to deepen — those countries with current account deficits and low exposure to developed markets, overheating domestic demand and poor institutional frameworks are likely to diverge from those with contained macro imbalances and/or undergoing structural reforms. While EM demand-side stimulus may have been warranted in the wake of the 2008 global financial crisis, several countries have been unwilling or unable to reverse fiscal stimulus. Unfortunately, this situation is likely to persist in 2014. This is because within the group of countries exhibiting the largest imbalances (Brazil, South Africa, Turkey, India and Indonesia) most will hold general or local elections in 2014. Moreover, a further sell-off in developed market interest rates could exert added pressure to EM rates and currencies in 2014. In the presence of such external shocks, EM central banks are likely to allow their currencies to weaken as the main channel of adjustment. Such an environment calls for a selective investment approach coupled with active duration management.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A+, L and IS shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Emerging Markets Domestic Debt Portfolio

Performance Compared to the JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index(1) and the Lipper Emerging Markets Local Currency Debt Funds Average(2)

	Period Ended December 31, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	-12.54%	7.00%	6.12%	8.70%
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index	-8.98	8.06	7.33	9.12
Lipper Emerging Markets Local Currency Debt Funds Average	-9.05	8.08	5.99	9.41
Portfolio — Class A+ Shares w/o sales charges(5)	-12.76	6.74	5.86	8.75
Portfolio — Class A+ Shares with maximum 4.25% sales charges(5)	-16.47	5.82	5.40	8.49
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index	-8.98	8.06	7.33	9.93
Lipper Emerging Markets Local Currency Debt Funds Average	-9.05	8.08	5.99	9.43
Portfolio — Class L Shares w/o sales charges(6)	-13.00	6.24	—	3.24
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index	-8.98	8.06	—	5.99
Lipper Emerging Markets Local Currency Debt Funds Average	-9.05	8.08	—	4.42
Portfolio — Class IS Shares w/o sales charges(7)	—	—	—	-1.30
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index	—	—	—	-0.02
Lipper Emerging Markets Local Currency Debt Funds Average	—	—	—	0.29

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

+  Effective September 9, 2013, Class P shares were renamed Class A shares.

(1)  JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index is a custom index represented by performance of the JP Morgan EMBI Global Bond Index (which tracks the performance U.S. dollar — denominated debt instruments issued by emerging markets) for periods from the Portfolio's inception to September 30, 2007 and the JP Morgan GBI-EM Global Diversified
Bond Index (which tracks local currency government bonds issued by emerging markets) for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Local Currency Debt Funds Average tracks the performance of all funds in the Lipper Emerging Markets Local Currency Debt Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Local Currency Debt Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on February 1, 1994.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on June 16, 2008.

(7)  Commenced offering on September 13, 2013.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	92.3%
Other*	7.7
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open short futures contracts with an underlying face amount of approximately $6,398,000 and total unrealized appreciation of approximately $122,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $16,000.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

Emerging Markets Domestic Debt Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (94.5%)
Brazil (9.9%)
Sovereign (9.9%)
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 9/26/23		$730	$723
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/17	BRL	6,750	2,712
			3,435
Chile (0.4%)
Sovereign (0.4%)
Chile Government International Bond, 5.50%, 8/5/20	CLP	67,000	131
Colombia (3.7%)
Sovereign (3.7%)
Colombia Government International Bond, 4.38%, 3/21/23	COP	2,031,000	937
9.85%, 6/28/27		552,000	361
			1,298
Hungary (6.2%)
Sovereign (6.2%)
Hungary Government Bond, 6.00%, 11/24/23	HUF	453,500	2,159
Indonesia (6.7%)
Sovereign (6.7%)
Barclays Bank PLC, Republic of Indonesia Government Bond, Credit Linked Notes, 9.00%, 9/19/18 (a)	IDR	10,000,000	851
Deutsche Bank AG, Republic of Indonesia Government Bond, Credit Linked Notes, 11.00%, 12/15/20 (a)(b)		12,000,000	1,123
JPMorgan Chase & Co., Republic of Indonesia Government Bond, Credit Linked Notes, 9.00%, 9/18/18 (a)		1,000,000	85
11.00%, 11/17/20		3,000,000	281
			2,340
Malaysia (6.0%)
Sovereign (6.0%)
Malaysia Government Bond, 3.43%, 8/15/14	MYR	1,658	508
3.81%, 2/15/17		5,150	1,584
			2,092
Mexico (12.6%)
Sovereign (12.6%)
Mexican Bonos, 7.50%, 6/3/27	MXN	31,410	2,571
Petroleos Mexicanos(Units), 7.65%, 11/24/21 (a)(c)		23,000	1,816
			4,387
Nigeria (0.8%)
Sovereign (0.8%)
Nigeria Government Bond, 16.39%, 1/27/22	NGN	39,000	282
	Face Amount (000)		Value (000)
Peru (2.1%)
Sovereign (2.1%)
Peru Government Bond(Units), 8.60%, 8/12/17	PEN	1,390	$572
Peruvian Government International Bond(Units), 6.95%, 8/12/31 (a)(c)		457	164
			736
Poland (10.4%)
Sovereign (10.4%)
Poland Government Bond, 3.75%, 4/25/18	PLN	2,721	909
5.25%, 10/25/17		835	294
5.75%, 10/25/21		6,610	2,410
			3,613
Russia (10.1%)
Corporate Bond (1.6%)
VimpelCom Holdings BV, 9.00%, 2/13/18 (a)	RUB	18,200	556
Sovereign (8.5%)
Russian Federal Bond - OFZ, 8.15%, 2/3/27		93,650	2,947
			3,503
South Africa (11.3%)
Sovereign (11.3%)
Eskom Holdings SOC Ltd., 5.75%, 1/26/21		$1,050	1,050
South Africa Government Bond, 7.25%, 1/15/20	ZAR	30,380	2,868
			3,918
Thailand (2.3%)
Sovereign (2.3%)
Thailand Government Bond, 5.25%, 5/12/14	THB	25,333	779
Turkey (9.3%)
Corporate Bond (2.7%)
Turkiye Garanti Bankasi AS, 7.38%, 3/7/18 (a)	TRY	2,370	932
Sovereign (6.6%)
Turkey Government Bond, 8.50%, 9/14/22		1,000	421
9.00%, 1/27/16 - 3/8/17		2,080	948
10.00%, 6/17/15		950	443
10.50%, 1/15/20		994	474
			2,286
			3,218
Venezuela (2.7%)
Sovereign (2.7%)
Petroleos de Venezuela SA, 8.50%, 11/2/17		$1,100	918
Total Fixed Income Securities (Cost $35,689)			32,809

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments (cont'd)

Emerging Markets Domestic Debt Portfolio

	No. of Warrants	Value (000)
Warrants (0.0%)
Venezuela (0.0%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (b)(d) (Cost $—)	495	$12
	Shares
Short-Term Investment (3.2%)
Investment Company (3.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $1,112)	1,112,029	1,112
Total Short-Term Investments (Cost $1,112)		1,112
Total Investments (97.7%) (Cost $36,801) (e)		33,933
Other Assets in Excess of Liabilities (2.3%)		812
Net Assets (100.0%)		$34,745

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2013.

(c)  Consists of one or more classes of securities traded together as a unit.

(d)  Security has been deemed illiquid at December 31, 2013.

(e)  Securities are available for collateral in connection with open foreign currency forward exchange contracts and future contracts.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2013:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank	BRL	1,720	$728	1/3/14	USD	734	$734	$6
JPMorgan Chase Bank	BRL	1,720	730	1/3/14	USD	735	735	5
JPMorgan Chase Bank	USD	738	738	1/3/14	BRL	1,720	729	(9)
JPMorgan Chase Bank	USD	734	734	1/3/14	BRL	1,720	729	(5)
JPMorgan Chase Bank	EUR	1,350	1,857	1/17/14	USD	1,857	1,857	(— @)
JPMorgan Chase Bank	MXN	13,390	1,025	1/17/14	USD	1,029	1,029	4
JPMorgan Chase Bank	USD	1,862	1,862	1/17/14	EUR	1,350	1,857	(5)
JPMorgan Chase Bank	USD	1,036	1,037	1/17/14	MXN	13,390	1,025	(12)
			$8,711				$8,695	$(16)

@   Value is less than $500.

BRL  —  Brazilian Real

CLP  —  Chilean Peso

COP  —  Colombian Peso

EUR  —  Euro

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NGN  —  Nigerian Naira

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

RUB  —  Russian Ruble

THB  —  Thai Baht

TRY  —  Turkish Lira

USD  —  United States Dollar

ZAR  —  South African Rand

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2013:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (000)
Short:
U.S. Treasury 10 yr. Note	52	$(6,398)	Mar-14	$122

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Emerging Markets Domestic Debt Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $35,689)	$32,821
Investment in Security of Affiliated Issuer, at Value (Cost $1,112)	1,112
Total Investments in Securities, at Value (Cost $36,801)	33,933
Foreign Currency, at Value (Cost $66)	65
Interest Receivable	750
Receivable for Investments Sold	188
Receivable for Variation Margin on Futures Contracts	116
Tax Reclaim Receivable	53
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	15
Due from Adviser	11
Receivable for Portfolio Shares Sold	6
Receivable from Affiliate	—	@
Other Assets	5
Total Assets	35,142
Liabilities:
Payable for Portfolio Shares Redeemed	324
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	31
Payable for Professional Fees	9
Payable for Custodian Fees	8
Payable for Sub Transfer Agency Fees	4
Payable for Sub Transfer Agency Fees — Class I	2
Payable for Sub Transfer Agency Fees — Class A*	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Directors' Fees and Expenses	5
Payable for Administration Fees	3
Payable for Shareholder Services Fees — Class A*	1
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Transfer Agent Fees — Class I	1
Payable for Transfer Agent Fees — Class A*	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Transfer Agent Fees — Class IS	—	@
Other Liabilities	8
Total Liabilities	397
Net Assets	$34,745
Net Assets Consist Of:
Paid-in-Capital	$40,593
Distributions in Excess of Net Investment Income	(953)
Accumulated Net Realized Loss	(2,120)
Unrealized Appreciation (Depreciation) on:
Investments	(2,868)
Futures Contracts	122
Foreign Currency Forward Exchange Contracts	(16)
Foreign Currency Translations	(13)
Net Assets	$34,745

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Emerging Markets Domestic Debt Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2013 (000)
CLASS I:
Net Assets	$25,669
Shares Outstanding $0.003 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	2,387,069
Net Asset Value, Offering and Redemption Price Per Share	$10.75
CLASS A*:
Net Assets	$6,065
Shares Outstanding $0.003 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	548,873
Net Asset Value, Redemption Price Per Share	$11.05
Maximum Sales Load§§	4.25%
Maximum Sales Charge	$0.49
Maximum Offering Price Per Share	$11.54
CLASS L:
Net Assets	$3,001
Shares Outstanding $0.003 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	277,381
Net Asset Value, Offering and Redemption Price Per Share	$10.82
CLASS IS:
Net Assets	$10
Shares Outstanding $0.003 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	907
Net Asset Value, Offering and Redemption Price Per Share	$10.75

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Directors approved the imposition of a maximum initial sales charge of 4.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Emerging Markets Domestic Debt Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$3,111
Dividends from Securities of Unaffiliated Issuers	3
Dividends from Security of Affiliated Issuer (Note G)	2
Income from Securities Loaned — Net	— @
Total Investment Income	3,116
Expenses:
Advisory Fees (Note B)	412
Professional Fees	130
Custodian Fees (Note F)	53
Administration Fees (Note C)	44
Registration Fees	44
Shareholder Reporting Fees	28
Shareholder Services Fees — Class A* (Note D)	19
Distribution and Shareholder Services Fees — Class L (Note D)	22
Transfer Agency Fees (Note E)	12
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A* (Note E)	— @
Transfer Agency Fees — Class L (Note E)	— @
Transfer Agency Fees — Class IS (Note E)	— @
Pricing Fees	8
Sub Transfer Agency Fees	6
Sub Transfer Agency Fees — Class I	3
Sub Transfer Agency Fees — Class A*	2
Sub Transfer Agency Fees — Class L	— @
Directors' Fees and Expenses	2
Other Expenses	19
Total Expenses	805
Waiver of Advisory Fees (Note B)	(295)
Rebate from Morgan Stanley Affiliate (Note G)	(3)
Reimbursement of Class Specific Expenses — Class I (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(— @)
Net Expenses	507
Net Investment Income	2,609
Realized Gain (Loss):
Investments Sold	(2,690)
Foreign Currency Forward Exchange Contracts	100
Foreign Currency Transactions	(104)
Futures Contracts	— @
Net Realized Loss	(2,694)
Change in Unrealized Appreciation (Depreciation):
Investments	(7,313)
Foreign Currency Forward Exchange Contracts	(70)
Foreign Currency Translations	(30)
Futures Contracts	122
Net Change in Unrealized Appreciation (Depreciation)	(7,291)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(9,985)
Net Decrease in Net Assets Resulting from Operations	$(7,376)

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Emerging Markets Domestic Debt Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)		Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,609		$4,430
Net Realized Loss	(2,694)		(2,403)
Net Change in Unrealized Appreciation (Depreciation)	(7,291)		9,647
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,376)		11,674
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(789)		(2,342)
Net Realized Gain	(444)		(13)
Paid-in-Capital	(233)
Class A*:
Net Investment Income	(86)		(158)
Net Realized Gain	(48)		(1)
Paid-in-Capital	(41)
Class H@@:
Net Investment Income	(29	)**	(91)
Net Realized Gain	(26	)**	(1)
Class L:
Net Investment Income	(54)		(130)
Net Realized Gain	(39)		(1)
Paid-in-Capital	(21)
Class IS:
Net Investment Income	(—	@)***	—
Paid-in-Capital	(—	@)***
Total Distributions	(1,810)		(2,737)
Capital Share Transactions:(1)
Class I:
Subscribed	9,531		37,923
Distributions Reinvested	946		859
Redeemed	(26,242)		(66,914)
Class A*:
Subscribed	585		433
Distributions Reinvested	172		159
Conversion from Class H	2,444		—
Redeemed	(2,034)		(2,440)
Class H@@:
Subscribed	—		44
Distributions Reinvested	55	**	91
Conversion to Class A	(2,444	)**	—
Redeemed	(223	)**	(418)
Class L:
Subscribed	254		405
Distributions Reinvested	114		131
Redeemed	(1,290)		(1,431)
Class IS:
Subscribed	10	***	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(18,122)		(31,158)
Redemption Fees	3		10
Total Decrease in Net Assets	(27,305)		(22,211)
Net Assets:
Beginning of Period	62,050		84,261
End of Period (Including Distributions in Excess of Net Investment Income of $(953) and $(559))	$34,745		$62,050

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Emerging Markets Domestic Debt Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	760	3,179
Shares Issued on Distributions Reinvested	82	71
Shares Redeemed	(2,281)	(5,616)
Net Decrease in Class I Shares Outstanding	(1,439)	(2,366)
Class A*:
Shares Subscribed	48	35
Shares Issued on Distributions Reinvested	15	13
Conversion from Class H	220	—
Shares Redeemed	(171)	(199)
Net Increase (Decrease) in Class A Shares Outstanding	112	(151)
Class H@@:
Shares Subscribed	—	3
Shares Issued on Distributions Reinvested	4 **	7
Conversion to Class A	(220)**	—
Shares Redeemed	(17)**	(33)
Net Decrease in Class H Shares Outstanding	(233)	(23)
Class L:
Shares Subscribed	19	33
Shares Issued on Distributions Reinvested	10	11
Shares Redeemed	(115)	(119)
Net Decrease in Class L Shares Outstanding	(86)	(75)
Class IS:
Shares Subscribed	1 ***	—

@  Amount is less than $500.

@@  Effective September 9, 2013, Class H shares converted into Class A shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Emerging Markets Domestic Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$12.71	$11.23		$12.44		$12.15		$9.94
Income (Loss) from Investment Operations:
Net Investment Income†	0.61	0.65		0.64		0.87		0.71
Net Realized and Unrealized Gain (Loss)	(2.18)	1.22		(1.07)		0.92		1.64
Total from Investment Operations	(1.57)	1.87		(0.43)		1.79		2.35
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.39)		(0.64)		(0.93)		(0.09)
Net Realized Gain	(0.12)	(0.00	)‡	(0.14)		(0.57)		(0.05)
Paid-in-Capital	(0.07)	—		—		—		—
Total Distributions	(0.39)	(0.39)		(0.78)		(1.50)		(0.14)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$10.75	$12.71		$11.23		$12.44		$12.15
Total Return++	(12.54)%	16.89%		(3.66)%		15.07%		23.75%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$25,669	$48,641		$69,557		$28,864		$38,041
Ratio of Expenses to Average Net Assets (1)	0.84%+	0.84	%+††	0.83	%+††	0.84	%+††	0.84	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A		0.84	%+††	0.84	%+
Ratio of Net Investment Income to Average Net Assets (1)	5.08%+	5.40	%+††	5.21	%+††	7.12	%+††	6.44	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01	%††	0.02	%††	0.01	%††	0.01%
Portfolio Turnover Rate	117%	84%		85%		109%		138%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.39%	1.18	%††	1.19	%††	1.29	%+††	1.35	%+
Net Investment Income to Average Net Assets	4.53%	5.06	%††	4.85	%††	6.67	%+††	5.93	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Emerging Markets Domestic Debt Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$13.06	$11.54		$12.76		$12.42		$10.18
Income (Loss) from Investment Operations:
Net Investment Income†	0.60	0.64		0.63		0.86		0.84
Net Realized and Unrealized Gain (Loss)	(2.24)	1.25		(1.10)		0.94		1.53
Total from Investment Operations	(1.64)	1.89		(0.47)		1.80		2.37
Distributions from and/or in Excess of:
Net Investment Income	(0.18)	(0.37)		(0.61)		(0.89)		(0.08)
Net Realized Gain	(0.12)	(0.00	)‡	(0.14)		(0.57)		(0.05)
Paid-in-Capital	(0.07)	—		—		—		—
Total Distributions	(0.37)	(0.37)		(0.75)		(1.46)		(0.13)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$11.05	$13.06		$11.54		$12.76		$12.42
Total Return++	(12.76)%	16.56%		(3.90)%		14.88%		23.43%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,065	$5,712		$6,784		$6,792		$4,379
Ratio of Expenses to Average Net Assets (1)	1.13%+^	1.09	%+††	1.08	%+††	1.09	%+††	1.09	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A		1.09	%+††	1.09	%+
Ratio of Net Investment Income to Average Net Assets (1)	4.91%+	5.15	%+††	4.96	%+††	6.87	%+††	7.52	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01	%††	0.02	%††	0.01	%††	0.01%
Portfolio Turnover Rate	117%	84%		85%		109%		138%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.72%	1.43	%††	1.44	%††	1.54	%+††	1.62	%+
Net Investment Income to Average Net Assets	4.32%	4.81	%††	4.60	%††	6.42	%+††	6.99	%+

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.10% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Emerging Markets Domestic Debt Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$12.80		$11.33		$12.54		$12.24		$10.09
Income (Loss) from Investment Operations:
Net Investment Income†	0.55		0.57		0.55		0.79		0.92
Net Realized and Unrealized Gain (Loss)	(2.19)		1.22		(1.07)		0.92		1.36
Total from Investment Operations	(1.64)		1.79		(0.52)		1.71		2.28
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.32)		(0.55)		(0.84)		(0.08)
Net Realized Gain	(0.12)		(0.00	)‡	(0.14)		(0.57)		(0.05)
Paid-in-Capital	(0.07)		—		—		—		—
Total Distributions	(0.34)		(0.32)		(0.69)		(1.41)		(0.13)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$10.82		$12.80		$11.33		$12.54		$12.24
Total Return++	(13.00)%		15.99%		(4.34)%		14.18%		22.80%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,001		$4,648		$4,965		$4,668		$1,305
Ratio of Expenses to Average Net Assets (1)	1.40	%+^^	1.59	%+††	1.58	%+††	1.59	%+††	1.59	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		1.59	%+††	1.59	%+
Ratio of Net Investment Income to Average Net Assets (1)	4.55	%+	4.65	%+††	4.46	%+††	6.37	%+††	8.21	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01	%††	0.02	%††	0.01	%††	0.01%
Portfolio Turnover Rate	117%		84%		85%		109%		138%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.95%		1.93	%††	1.94	%††	2.04	%+††	2.02	%+
Net Investment Income to Average Net Assets	4.00%		4.31	%††	4.10	%††	5.92	%+††	7.78	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.35% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Emerging Markets Domestic Debt Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$11.02
Income (Loss) from Investment Operations:
Net Investment Income†	0.19
Net Realized and Unrealized Loss	(0.33)
Total from Investment Operations	(0.14)
Distributions from and/or in Excess of:
Net Investment Income	(0.06)
Paid-in-Capital	(0.07)
Total Distributions	(0.13)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$10.75
Total Return++	(1.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	0.82	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	5.55	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	117	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.94	%*
Net Investment Loss to Average Net Assets	(0.57	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Domestic Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio holds a significant portion of its investments in securities which are traded by a small number of market makers who may also be utilized by the Portfolio to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statement of Assets and Liabilities.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$1,488	$—	$1,488
Sovereign	—	31,321	—	31,321
Total Fixed Income Securities	—	32,809	—	32,809
Warrants	—	12	—	12
Short-Term Investment
Investment Company	1,112	—	—	1,112
Foreign Currency Forward Exchange Contracts	—	15	—	15
Futures Contracts	122	—	—	122
Total Assets	1,234	32,836	—	34,070
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(31)	—	(31)
Total	$1,234	$32,805	$—	$34,039

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

of December 31, 2013, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$15
Futures Contracts	Variation Margin	Interest Rate Risk	122 (a)
Total			$137
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(31)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$100
Interest Rate Risk	Futures Contracts	— @
Total		$100
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(70)
Interest Rate Risk	Futures Contracts	122
Total		$52

@ Amount is less than $500.

At December 31, 2013, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Foreign Currency Forward Exchange Contracts	$15	$(31)

(a) Excludes exchange traded derivatives.

(b) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than 0) (000)
JPMorgan Chase Bank NA	$15	$(15)	—	$0
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than 0) (000)
JPMorgan Chase Bank NA	$31	$(15)	—	$16

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$6,737,000
Futures Contracts:
Average monthly original value	$1,992,000

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

At December 31, 2013, the Portfolio did not have any outstanding securities on loan.

7.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.21% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.10% for Class A shares and 1.60% for Class L shares. Effective February 25, 2013, expense cap for Class L shares was reduced to 1.35%. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20%, 1.45% and 0.82% for Class A, Class L and Class IS shares, respectively. The fee waivers and/or expense reimbursements will

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $295,000 of advisory fees were waived and less than $500 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Directors approved an amendment to the Distribution and Shareholder Services Plan reducing the distribution fee for the Portfolio's Class L shares from 0.50% to 0.25% of the average daily net assets of such Class, effective February 25, 2013.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan

Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $59,337,000 and $74,968,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $3,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$919	$35,745	$35,552	$2	$1,112

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2013 and 2012 was as follows:

2013 Distributions Paid From:			2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$958	$557	$295	$2,721	$15

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions,

resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(2,045)	$2,045	—

At December 31, 2013, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2013, the aggregate cost for federal income tax purposes is $37,529,000. The aggregate gross unrealized appreciation is $484,000 and the aggregate gross unrealized depreciation is $4,080,000 resulting in net unrealized depreciation of $3,596,000.

At December 31, 2013, the Portfolio had available unused short-term capital losses of $203,000 and long-term capital losses of $1,066,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2013, the Portfolio deferred to January 1, 2014 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$951	—

I. Other (unaudited): Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, currently no central registration system exists and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

subject the Portfolio to further risk of loss in the event of counterparty's failure to complete the transaction.

At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 54% and 42%, for Class I and Class A shares, respectively.

J. Results of Special Shareholder Meeting (unaudited): On June 5, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For	Against	Abstain
208,677	0	0

K. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Domestic Debt Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Domestic Debt Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Domestic Debt Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013.

The Portfolio designated and paid $557,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman, J Street Cup Golf Charity, Trustee Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013)	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, New York 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014) formerly Vice President of various Morgan Stanley Funds (December 1997-January 2014),

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014).
Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

36

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMDANN
810202 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Quality Portfolio

Annual Report

December 31, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	9
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	24
U.S. Privacy Policy	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Quality Portfolio (the "Portfolio") performed during the period ended December 31, 2013.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2014

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Expense Example (unaudited)

Global Quality Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 8/30/13-12/31/13 (unless otherwise noted).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 8/30/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
MSIF Global Quality Portfolio Class I^	$1,000.00	$1,128.00	$1,012.53	$4.16	*	$3.94	*	1.19%
MSIF Global Quality Portfolio Class A^	1,000.00	1,127.00	1,011.38	5.38	*	5.09	*	1.54
MSIF Global Quality Portfolio Class L^	1,000.00	1,125.00	1,009.73	7.13	*	6.74	*	2.04
MSIF Global Quality Portfolio Class IS	1,000.00	1,097.30	1,011.29	3.54	**	3.39	**	1.15

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 120/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 107/365 (to reflect the actual days in the period).

***  Annualized.

^  Commencement of operations 8/30/13.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Portfolio's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Adviser and Sub-Advisers together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services to be provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board considered that the Adviser plans to arrange for a public offering of shares of the Portfolio to raise assets for investment and that the offering had not yet begun and concluded that, since the Portfolio currently had no assets to invest and had no track record of performance, this was not a factor it needed to address at the present time.

The Board reviewed the advisory and administrative fee rates (the "management fee rates") proposed to be paid by the Portfolio under the Management Agreement relative to comparable funds advised by the Adviser, when applicable, and compared to their peers as determined by the Adviser, and reviewed the anticipated total expense ratio of the Portfolio. The Board considered that the Portfolio requires the Adviser to develop processes, invest in additional resources and incur additional risks to successfully manage the Portfolio and concluded that the proposed management fee rate and anticipated total expense ratio would be competitive with its peer group average.

Economies of Scale

The Board considered the growth prospects of the Portfolio and the structure of the proposed management fee schedule, which includes breakpoints for the Portfolio. The Board considered that the Portfolio's potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

Profitability of the Adviser and Affiliates

Since the Portfolio has not begun operations and has not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. Since the Portfolio has not begun operations and has not paid any fees to the Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to enter into this relationship with the Adviser.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its future shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board of the Portfolio if it is to continue in effect. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited)

Global Quality Portfolio

The Global Quality Portfolio seeks long-term capital appreciation.

Performance

For the period since inception, August 30, 2013, through December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 12.80%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) World Index (the "Index"), which returned 13.40%.

Factors Affecting Performance

•  At the time of the Portfolio's launch in late August, stock prices continued to be driven by "re-rating" — that is, the market changing its view of a company, causing a stock's valuation to increase — an environment that had persisted since 2012. We believe the stock market's re-rating during 2013 was more likely due to a mix of optimism about future earnings growth and the lack of investment alternatives in a world of low interest rates.

•  The primary driver of the Portfolio's underperformance during the since-inception period was sector allocation, mainly due to the Portfolio's overweight allocation to consumer staples. Even with the sector delivering a strong positive return, it lagged the even higher return of the benchmark. Although the sector offered better earnings prospects and higher dividend yields than the overall market, consumer staples stocks simply did not re-rate as fast as the market.

•  Relative losses in the since-inception period were partially offset by strong returns from financials and industrials. No exposure in the materials, energy and utilities sectors were also positive contributors.

Management Strategies

•  While the talk in developed markets has been of an economic acceleration (of sorts), emerging markets have been slowing down. Talk of the U.S. Federal Reserve tapering its bond buying program has caused turmoil in emerging markets, due to the fear of hot money heading back to the U.S. as rates rose. This has caused a slowdown in growth forecasts, which have dropped to "only" 5% next year for Asia ex-Japan, and has also weakened currencies in countries with current account deficits such as India and Indonesia.

•  Although the Portfolio does not have any direct exposure to stocks listed in emerging markets, more than one-third of the revenues of the companies held in the Portfolio are derived in these markets, including BAT, Unilever, Nestle and 3M*,**. These global companies have been affected by the emerging markets slowdown and currency turbulence. Top-line growth in these markets has been tempered, and there have been headwinds where local currencies have weakened. Along with these economic effects, there has also been a worsening of market sentiment directed to companies exposed to emerging markets consumption, as the market has chased the more exciting and higher beta plays (that is, stocks with greater sensitivity to market movements) linked to developed markets.

•  Our view is that exposure to emerging markets consumption remains positive. Even post the recent slowdown, emerging market growth continues to run above the rate likely in the near-to-medium term in developed markets. While any resumption in tapering may drive a recurrence of last year's volatility, the emerging markets economies as a whole could continue to see decent overall gross domestic product (GDP) growth, underpinned by growing middle classes and a potential rebalancing towards consumption.

•  Our focus remains on high-quality companies that we believe will continue to compound shareholder wealth, by offering steady top-line growth, resilient margins and high unlevered returns on capital at reasonable valuations. In the short-term, returns can be driven by re-rating, as has certainly been the case in 2012 and 2013, but in the long-term, the ability to compound has historically won out. Our belief is that well-managed high quality global companies remain an excellent source of compounders.

*  Please see page 8 for Portfolio Composition.

**  The information contained in this overview regarding specific securities is for information purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Global Quality Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on August 30, 2013.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and IS shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2013 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	—	—	—	12.80%
MSCI World Index	—	—	—	13.40
Lipper Global Large-Cap Growth Funds Index	—	—	—	13.12
Portfolio — Class A Shares w/o sales charges(4)	—	—	—	12.70
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	—	—	—	6.82
MSCI World Index	—	—	—	13.40
Lipper Global Large-Cap Growth Funds Index	—	—	—	13.12
Portfolio — Class L Shares w/o sales charges(4)	—	—	—	12.50
MSCI World Index	—	—	—	13.40
Lipper Global Large-Cap Growth Funds Index	—	—	—	13.12
Portfolio — Class IS Shares w/o sales charges(5)	—	—	—	9.73
MSCI World Index	—	—	—	8.81
Lipper Global Large-Cap Growth Funds Index	—	—	—	8.28

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in US dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Large-Cap Growth Funds classification.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Investment Overview (unaudited) (cont'd)

Global Quality Portfolio

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on August 30, 2013.

(5)  Commenced offering on September 13, 2013.

(6)  For comparative purposes, since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	29.4%
Pharmaceuticals	18.9
Food Products	15.7
Tobacco	10.3
Industrial Conglomerates	7.4
Software	6.7
Household Products	6.3
Information Technology Services	5.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Portfolio of Investments

Global Quality Portfolio

	Shares	Value (000)
Common Stocks (97.0%)
France (6.6%)
LVMH Moet Hennessy Louis Vuitton SA	610	$111
Pernod-Ricard SA	529	60
Sanofi	4,613	490
		661
Germany (7.2%)
BASF SE	905	96
Bayer AG (Registered)	1,604	225
SAP AG	4,721	405
		726
Switzerland (14.4%)
Nestle SA (Registered)	8,793	644
Novartis AG (Registered)	6,078	485
Roche Holding AG (Genusschein)	1,143	319
		1,448
United Kingdom (29.2%)
Aggreko PLC	7,690	218
British American Tobacco PLC	10,523	564
Diageo PLC	12,710	421
Experian PLC	3,665	68
Imperial Tobacco Group PLC	4,139	160
Prudential PLC	7,038	156
Reckitt Benckiser Group PLC	6,290	499
Smiths Group PLC	2,168	53
Unilever PLC	14,720	605
Weir Group PLC (The)	5,036	178
		2,922
United States (39.6%)
3M Co.	2,661	373
Accenture PLC, Class A	3,838	316
Aon PLC	1,843	155
Coach, Inc.	1,850	104
Covidien PLC	1,682	115
Danaher Corp.	4,021	310
Google, Inc., Class A (a)	231	259
Intuit, Inc.	1,059	81
Johnson & Johnson	4,029	369
McDonald's Corp.	1,473	143
Mead Johnson Nutrition Co.	578	48
Microsoft Corp.	4,966	186
Mondelez International, Inc., Class A	7,703	272
Moody's Corp.	1,579	124
Nielsen Holdings N.V.	4,685	215
NIKE, Inc., Class B	1,973	155
Philip Morris International, Inc.	3,491	304
Procter & Gamble Co. (The)	1,576	128
Time Warner, Inc.	1,503	105
Visa, Inc., Class A	935	208
		3,970
Total Common Stocks (Cost $9,055)		9,727
	Shares	Value (000)
Short-Term Investment (2.5%)
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $251)	251,276	$251
Total Investment Company (Cost $251)		251
Total Investments (99.5%) (Cost $9,306)		9,978
Other Assets in Excess of Liabilities (0.5%)		47
Net Assets (100.0%)		$10,025

(a)  Non-income producing security.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Quality Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $9,055)	$9,727
Investment in Security of Affiliated Issuer, at Value (Cost $251)	251
Total Investments in Securities, at Value (Cost $9,306)	9,978
Foreign Currency, at Value (Cost $1)	1
Prepaid Offering Costs	81
Due from Adviser	50
Dividends Receivable	6
Receivable for Investments Sold	—	@
Tax Reclaim Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	—	@
Total Assets	10,116
Liabilities:
Payable for Investments Purchased	50
Payable for Offering Costs	30
Payable for Custodian Fees	4
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Administration Fees	1
Payable for Professional Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	5
Total Liabilities	91
Net Assets	$10,025
Net Assets Consist Of:
Paid-in-Capital	$9,351
Accumulated Net Investment Income	—	@
Accumulated Net Realized Gain	2
Unrealized Appreciation (Depreciation) on:
Investments	672
Foreign Currency Translations	—	@
Net Assets	$10,025

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Quality Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2013 (000)
CLASS I:
Net Assets	$7,440
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	659,341
Net Asset Value, Offering and Redemption Price Per Share	$11.28
CLASS A:
Net Assets	$1,612
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	143,056
Net Asset Value, Redemption Price Per Share	$11.27
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.62
Maximum Offering Price Per Share	$11.89
CLASS L:
Net Assets	$962
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	85,520
Net Asset Value, Offering and Redemption Price Per Share	$11.25
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	973
Net Asset Value, Offering and Redemption Price Per Share	$11.28

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Quality Portfolio

Statement of Operations Period from	August 30, 2013^ to December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $@ of Foreign Taxes Withheld)	$26
Dividends from Securities of Affiliated Issuer (Note G)	—	@
Total Investment Income	26
Expenses:
Professional Fees	41
Offering Costs	39
Advisory Fees (Note B)	19
Custodian Fees (Note F)	8
Shareholder Reporting Fees	3
Administration Fees (Note C)	2
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A (Note E)	—	@
Transfer Agency Fees — Class L (Note E)	—	@
Transfer Agency Fees — Class IS (Note E)	—	@
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	1
Directors' Fees and Expenses	1
Pricing Fees	1
Registration Fees	—	@
Other Expenses	2
Total Expenses	118
Expenses Reimbursed by Adviser (Note B)	(69)
Waiver of Advisory Fees (Note B)	(19)
Reimbursement of Class Specific Expenses — Class L (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(—	@)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	30
Net Investment Loss	(4)
Realized Gain (Loss):
Investments Sold	9
Foreign Currency Transactions	(3)
Net Realized Gain	6
Change in Unrealized Appreciation (Depreciation):
Investments	672
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	672
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	678
Net Increase in Net Assets Resulting from Operations	$674

^  Commencement of operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Global Quality Portfolio

Statement of Changes in Net Assets	Period from August 30, 2013^ to December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(4)
Net Realized Gain	6
Net Change in Unrealized Appreciation (Depreciation)	672
Net Increase in Net Assets Resulting from Operations	674
Capital Share Transactions:(1)
Class I:
Subscribed	7,025
Redeemed	(137)
Class A:
Subscribed	1,548
Redeemed	(24)
Class L:
Subscribed	929
Class IS:
Subscribed	10 *
Net Increase in Net Assets Resulting from Capital Share Transactions	9,351
Total Increase in Net Assets	10,025
Net Assets:
Beginning of Period	—
End of Period (Including Accumulated Net Investment Income of $—@)	$10,025
(1) Capital Share Transactions:
Class I:
Shares Subscribed	671
Shares Redeemed	(12)
Net Increase in Class I Shares Outstanding	659
Class A:
Shares Subscribed	145
Shares Redeemed	(2)
Net Increase in Class A Shares Outstanding	143
Class L:
Shares Subscribed	86
Class IS:
Shares Subscribed	1 *

^  Commencement of operations

*  For the period September 13, 2013 through December 31, 2013.

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Quality Portfolio

	Class I
Selected Per Share Data and Ratios	Period from August 30, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	1.28
Total from Investment Operations	1.28
Net Asset Value, End of Period	$11.28
Total Return++	12.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,440
Ratio of Expenses to Average Net Assets (1)	1.19	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.12	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	19	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	4.86	%*
Net Investment Loss to Average Net Assets	(3.79	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Quality Portfolio

	Class A
Selected Per Share Data and Ratios	Period from August 30, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)
Net Realized and Unrealized Gain	1.29
Total from Investment Operations	1.27
Net Asset Value, End of Period	$11.27
Total Return++	12.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,612
Ratio of Expenses to Average Net Assets (1)	1.54	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.45	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	19	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	5.00	%*
Net Investment Loss to Average Net Assets	(3.91	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Quality Portfolio

	Class L
Selected Per Share Data and Ratios	Period from August 30, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.03)
Net Realized and Unrealized Gain	1.28
Total from Investment Operations	1.25
Net Asset Value, End of Period	$11.25
Total Return++	12.50	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$962
Ratio of Expenses to Average Net Assets (1)	2.04	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.80	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	19	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	6.27	%*
Net Investment Loss to Average Net Assets	(5.03	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Financial Highlights

Global Quality Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$10.28
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	1.00
Total from Investment Operations	1.00
Net Asset Value, End of Period	$11.28
Total Return++	9.73	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses to Average Net Assets (1)	1.15	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.10	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	19	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	9.57	%*
Net Investment Loss to Average Net Assets	(8.52	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-seven separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Quality Portfolio. The Portfolio's "Sub-Advisers," Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in equity securities of high quality companies located throughout the world, including developed and emerging market countries. In seeking to identify high quality companies, the Sub-Advisers look for companies that they believe have the returns profile that can underpin compounding, that is, they are able to consistently compound shareholder wealth at attractive rates of return over the long-term. In the Sub-Advisers' view, such companies are typically businesses built on dominant market positions, underpinned by powerful, hard to replicate intangible assets and that can generate resilient high cross cycle returns on capital. In addition, the Sub-Advisers consider high quality companies to have some or all of the following characteristics: strong managements, resilient revenue streams, pricing power (high gross margins), typically low capital intensity and the opportunity for organic growth. The Portfolio commenced operations on August 30, 2013 and offers three classes of shares — Class I, Class A and Class L.

On September 16, 2013, the Portfolio commenced offering Class IS shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices;

(2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$481	$—	$—	$481
Chemicals	96	—	—	96
Commercial Services & Supplies	218	—	—	218
Diversified Financial Services	124	—	—	124
Food Products	1,569	—	—	1,569
Health Care Equipment & Supplies	115	—	—	115
Hotels, Restaurants & Leisure	143	—	—	143
Household Products	627	—	—	627
Industrial Conglomerates	736	—	—	736
Information Technology Services	524	—	—	524
Insurance	311	—	—	311

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Internet Software & Services	$259	$—	$—	$259
Machinery	178	—	—	178
Media	105	—	—	105
Pharmaceuticals	1,888	—	—	1,888
Professional Services	283	—	—	283
Software	672	—	—	672
Textiles, Apparel & Luxury Goods	370	—	—	370
Tobacco	1,028	—	—	1,028
Total Common Stocks	9,727	—	—	9,727
Short-Term Investment — Investment Company	251	—	—	251
Total Assets	$9,978	$—	$—	$9,978

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.80% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I shares, 1.55% for Class A shares, 2.05% for Class L shares and 1.15% for

Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the period ended December 31, 2013, approximately $19,000 of advisory fees were waived and approximately $69,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $9,599,000 and $552,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the period ended December 31, 2013, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the period ended December 31, 2013 is as follows:

Value August 30, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2013 (000)
$—	$8,045	$7,794	$—	@	$251

@ Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly,

no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during fiscal year 2013.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$4	$(4)	—

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Notes to Financial Statements (cont'd)

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$10	—

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $9,315,000. The aggregate gross unrealized appreciation is approximately $676,000 and the aggregate gross unrealized depreciation is approximately $13,000 resulting in net unrealized appreciation of approximately $663,000.

I. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Quality Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Quality Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2013, and the related statements of operations and changes in net assets and the financial highlights for the period from August 30, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Quality Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period from August 30, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE-Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JPMorgan Fund Complex.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square 049481 Singapore

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

32

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGQANN
809478 EXP 2.28.15

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2013

	Registrant			Covered Entities(1)
Audit Fees		$1,012,742		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$(2)
Tax Fees		$103,801	(3)	$7,772,493	(4)
All Other Fees	$			$101,000	(5)
Total Non-Audit Fees		$103,801		$7,873,493

Total		$1,116,543		$7,873,493

2012

	Registrant			Covered Entities(1)
Audit Fees		$904,490		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$83,850	(3)	$3,789,467	(4)
All Other Fees	$			$723,998	(5)
Total Non-Audit Fees		$83,850		$4,513,465

Total		$988,340		$4,513,465

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)                     Not applicable.

(g)                    See table above.

(h)                   The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)    The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)    There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund, Inc

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H, Gernon
John H. Gernon
Principal Executive Officer
February 19, 2014

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 19, 2014